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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7428
                                  ---------------------------------------------

                                ING Mutual Funds
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end:  October 31
                        --------------------------
Date of reporting period: April 30, 2004
                         -------------------------


ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT

[GRAPHIC]

APRIL 30, 2004
CLASSES A, B, C AND M

INTERNATIONAL EQUITY FUNDS
ING EMERGING COUNTRIES FUND
ING FOREIGN FUND
ING INTERNATIONAL FUND
ING INTERNATIONAL SMALLCAP GROWTH FUND
ING INTERNATIONAL VALUE FUND
ING PRECIOUS METALS FUND
ING RUSSIA FUND

GLOBAL EQUITY FUNDS
ING GLOBAL EQUITY DIVIDEND FUND
ING GLOBAL REAL ESTATE FUND
ING WORLDWIDE GROWTH FUND


[ING FUNDS LOGO]

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

    President's Letter                                                  1

    Market Perspective                                                  3

    Portfolio Managers' Reports                                         6

    Statements of Assets and Liabilities                               26

    Statements of Operations                                           30

    Statements of Changes in Net Assets                                32

    Financial Highlights                                               37

    Notes to Financial Statements                                      52

    Portfolios of Investments                                          67

    Trustee and Officer Information                                    95

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

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past six months have been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption on goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Service at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
May 7, 2004

                                        1
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                             MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

In 2003, GLOBAL EQUITIES secured the first positive returns in three years with a very strong last two months. But by the end of April 2004 markets had added little more. For the whole six months global stocks returned 8.67% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this only about 0.97% was due to currency movements.

Among CURRENCIES the dollar occupied the financial spotlight for much of the period. Increasingly impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months the euro appreciated just 2.8% against the dollar. The Japanese yen ("Y") had a similar outcome, rising 2.1% against the dollar, but it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions not just to arrest the yen's ascent, but to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of April, inflationary signals had duly arrived and all fixed income classes were suffering. For the six months, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 1.25%, less than the average coupon. Within this the Lehman Brothers Corporate Index(3) returned 1.68% for the period and the Lehman Brothers Treasury Bond Index(4) 0.56%. High Yield Bonds were more profitable: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 5.5%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market returned 6.27% in the six months ended April 30, 2004, based on the S&P 500 Index(6) including dividends. This implies a P/E level of about 17.2 times 2004 earnings. Valuation levels after the tremendous rally since March of 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand had come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets were repaired without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held on to in March. Fourth quarter GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter of 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as signs of inflation were seen within successive economic reports. Finally, on April 29, the first quarter GDP report indicated not only a healthy 4.2% annual rate of growth, but also an underlying core inflation rate of 2%. At this level, the real Federal Funds rate was MINUS 1%, surely not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered.

INTERNATIONAL EQUITY MARKETS

JAPAN rose 12.85% in dollars over the six months, according to the MSCI Japan Index(7). At these levels the broad market was trading at about 18 1/2 times earnings for the next 12 months. In the final weeks of 2003, commentators had described a recovering

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MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------

economy led by trade and not much else. The other major problem in Japan, a banking system paralyzed by non-performing loans, was brought back to the fore at the end of November when the Bank of Japan nationalized Ashikaga, a large regional bank. At least in this case, unlike that of Resona earlier in 2003, there was evidence of a new realism as shareholders were not bailed out. And as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter of 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. Importantly this was mostly due to domestic business investment and consumer spending rather than foreign demand. Household spending rose for the first time in five months and retail sales had their biggest increase in nearly seven years. Prices were still falling: the national core price index had been in broad decline since April of 1998. But even here, there was a glimmer of hope in March as the index came in flat year over year. Finally Japan's other major problem, non-performing loans in the banking system, had been reduced to levels not seen since the mid 1980s, and still falling. In the week ended March 19, 2004, global investors bought a record $10.8 billion of Japanese stocks. But in April, doubts resurfaced about the extent to which the export-led recovery was percolating through to domestic demand that would sustain it. There was no doubting the export-led part. The reported trade surplus was an all time record, while the lately weakening yen against the dollar and by implication the Chinese yuan promised to keep the surplus high. News from the domestic economy was mixed, however. Consumer confidence rose to the highest and the unemployment rate to the lowest level in three years. Industrial production was up by 7.7% in the year through March. However household spending and retail sales fell back again, wages fell for the ninth straight month and prices resumed their drift lower. Japan's economy and corporate earnings were still growing, but for how long?

EUROPEAN EX UK markets gained 13.47% in dollars during the period, according to the MSCI Europe ex UK Index(8). Markets in this region were trading on average at about 15.4 times 2004 earnings at the end of April. A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. As our period started, the main news was the collapse of the European Union's stability pact, by which countries must confine their budget deficits to no more than 3% of GDP. Serial offenders, France and Germany, simply refused to comply. This at least facilitated tax reductions in those two countries to boost domestic demand, while modest reforms in France to the state pension system and in Germany to lower social security costs and improve labor flexibility, secured preliminary passage in their respective parliaments. But even these weak reforms would soon take their political toll, with people using local and regional elections to vent their displeasure. German Chancellor Schroeder's Social Democratic Party had its worst loss in decades in Hamburg, while French Prime Minister Raffarin's coalition was trounced in regional elections on the last Sunday of March. Repeated reports of flat interest rates, at 2% since June of 2003, and flat, high unemployment, at 8.8% since March of 2003 seemed to mark time to a regional economy making little progress. It was confirmed that the Eurozone's GDP only grew by 0.4% in 2003 over 2004, with just 1.6% expected for 2004. Indeed there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, was shaken by a serious terrorist attack in Spain. Further policy initiatives were unlikely. New European Central Bank Chief Trichet did say that if consumer spending did not improve, he might consider a reduction in interest rates. But the enthusiasm was short lived, as few believed that this would be done with the requisite aggression, if at all. It wasn't. Nor was there much scope for fiscal stimulus as six of the 12 countries sharing the euro currency, accounting for about 80% of Eurozone GDP, were already above the 3% of GDP limit for budget deficits. The stability pact might be dead, but this was still a source of acute embarrassment to the governments involved. April ended with the European Commission reporting that regional consumer confidence had fallen again. Yet at the same time, business confidence had risen to a three-year high, suggesting perhaps to investors that the saving grace of equities might be their cheapness compared to US stocks with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK market rose 11.89% in dollars, based on the MSCI UK Index (9). At those levels, the UK market was trading at about 18 1/2 times 2004 earnings. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export led, as services, manufacturing and construction were all accelerating. Third quarter GDP growth was revised up to 0.7% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates (by 1/4% to 33/4%), citing high levels of UK household borrowing and a global

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                             MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------

recovery that was now gathering momentum. In 2004 generally strong economic data continued to support sentiment, subject to fears about some troubling imbalances, as well as a strong pound and interest rates now on an upward trajectory. GDP growth in the last quarter of 2003 was confirmed at 0.9% over the previous quarter. Unemployment fell even further to 4.8%. Strong, if fitful, retail sales showed that the consumer was still alive and well; perhaps too well, as the Bank of England expressed concern about the high level of household debt. Closely related to this is the other imbalance, soaring house prices. After a brief lull, they showed signs of re-accelerating. The market must now be considered a bubble, the piercing of which may have far-reaching economic consequences. Still, Chancellor of the Exchequer Gordon Brown did not raise taxes in his March budget, leaving it to monetary policy to cool the economy. It was no surprise when the Bank of England stepped in again in February and raised interest rates to 4%. Yield seeking inflows then sent the pound to levels against the dollar not seen in 11 years. Much of this was undone in April when, as described above, US interest rates seemed set to rise, and the inflows reversed course. But economic conditions remained generally favorable with low unemployment, steady at 4.8%, inflation under control below 2%, and consumer confidence and retail sales on the increase. The first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, but it should be noted that the UK's European neighbors would be elated at such a figure. The period ended as it began, with concerns centered on the two major imbalances in the economy. The latest 12-month increase in housing prices was reported at a booming18.9%, and, as a result, consumers had amassed historically high levels of debt. Both of these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further and at the same time leave the Bank of England with a delicate policy balancing act to execute.

----------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING EMERGING COUNTRIES FUND                           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: JanWim Derks, Director of Global Emerging Markets Equities; Bratin Sanyal, Senior Portfolio Manager; and Eric Conrads, Portfolio Manager, all with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.02% versus 9.38% for the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index.(5)

PORTFOLIO SPECIFICS: In the fourth quarter of last year economic growth in Asia was very strong with benign inflationary expectations. Accordingly, we were overweight Asia, a position we still maintain. Within Asia we overweighted China, India, Taiwan and Thailand, not only because of good economic growth rates and earnings potential at the stock level but also because of strong domestic demand in these countries. In Korea, we favored exporters such as Samsung Electronics (Electronics, 7.2% of the Fund) and LG Electronics (Electronics, 1.1%) as domestic demand has been very weak. The banking sector in Korea is still recovering from credit card delinquencies and the consumer remains uncomfortably leveraged. Under such a scenario, we believe the domestic sector will continue to be depressed and therefore we are reluctant to add domestically oriented companies. More recently we have taken Malaysia to an overweight position after the inauguration of a reformist Prime minister with a politically clean background. Malaysia has also joined the rest of Asia in displaying good export growth and domestic demand which was initially lacking. The overweight in Malaysia was at the expense of our weighting in China which has been brought down to an underweight because of overheating concerns and rising inflation.

In Latin America, our preferred markets have been Brazil and to a lesser extent Mexico. The macroeconomic outlook for Brazil has been improving dramatically for more than a year due to successful policies of the current government. Interest rates have been continually brought down as inflation has declined, the current account has gone to surplus and a widening fiscal deficit has been checked. Surging demand for commodities in general and iron ore and crude oil in particular has helped these crucial sectors in the Brazilian stock market. Lacking a fundamental growth driver, Mexico has been more a bottom up story with our preference being for domestically oriented companies. The regional weighting in Latin America has been near neutral through most of the reporting period.

Our favored market in the Emerging Markets Europe, Middle East, and Africa regions has been Russia, where high crude oil prices have helped state level finances as well as earnings for the all-important oil sector. We have maintained a neutral position in the Czech Republic, Hungary, and Poland as brighter economic prospects upon joining the European Union are balanced by relatively rich valuations and poor liquidity at the stock level. South Africa has remained an underweight through the period. We lost some performance due to the following investments: stock picking in Taiwan, stock picking in South Africa (materials), the overweight in consumer discretionary company Ambev and the underweight in Hungary.

MARKET OUTLOOK: We remain constructive on the emerging markets asset class. We believe emerging markets may deliver relatively strong earnings growth in 2004. We expect further multiple expansion for emerging markets as valuations remain at a 25% discount to developed markets. For 2004 average Price to Earnings Ratios ("P/E's") are at around 10-12 times. Furthermore, we expect emerging economies to grow by 5-6% on average in 2004. Our investment strategy is to focus on countries where economic growth is, in our view, robust and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, India, Malaysia, Taiwan and Russia.

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PORTFOLIO MANAGERS' REPORT                           ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED APRIL 30, 2004
                                         --------------------------------------------------------------------------------
                                                                 SINCE INCEPTION      SINCE INCEPTION     SINCE INCEPTION
                                                                OF CLASS A AND C        OF CLASS B          OF CLASS M
                                         1 YEAR     5 YEAR      NOVEMBER 28, 1994      MAY 31, 1995       AUGUST 5, 2002
                                         ------     ------      -----------------      ------------       --------------
Including Sales Charge:
   Class A(1)                             36.38%      2.95%           4.58%                  --                   --
   Class B(2)                             38.62%      3.23%             --                 4.98%                  --
   Class C(3)                             42.70%      3.32%           4.33%                  --                   --
   Class M(4)                             38.99%        --              --                   --                21.88%
Excluding Sales Charge:
   Class A                                44.70%      4.18%           5.24%                  --                   --
   Class B                                43.62%      3.58%             --                 4.98%                  --
   Class C                                43.70%      3.32%           4.33%                  --                   --
   Class M                                44.03%        --              --                   --                24.40%
MSCI EMF Index(5)                         53.59%      5.72%           0.19%(6)             1.56%(7)            29.38%(8)

The table above illustrates the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.50%.

(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(6) Since inception performance for index is shown from December 1, 1994.

(7) Since inception performance for index is shown from June 1, 1995.

(8) Since inception performance for index is shown from August 1, 2002.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small- and medium-sized companies, which may be more susceptible to greater price volatility and less liquidity than larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

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ING FOREIGN FUND                                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, both with Julius Baer Investment Management LLC, the Sub-Adviser.

GOAL: The ING Foreign Fund (the "Fund") seeks long-term growth of capital.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.87% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(4), which returned 12.58% for the same period.

PORTFOLIO SPECIFICS: For the six months ended April 30, 2004, assets under management increased significantly within the Fund. Our focus was to deploy these new funds expeditiously within our international equity strategy. However, given the strong equity market environment, we underperformed relative to the MSCI EAFE Index given these sizeable cash inflows.

Within Japan, in mid 2003 we became more constructive on this market. We found valuations to be more reasonable, accounting had become more transparent, and massive corporate de-leveraging and restructuring were beginning to have a positive influence on fundamentals. We also recognized that Japan was a large beneficiary of the rise of China, as witnessed by exports of cement, metals and capital goods from Japan to China. This export-led recovery seemed to be filtering into the domestic economy. Amid this environment, we increased exposure to Japan, closer to the index weighting by the end of the period.

Emerging markets also represented an important component of the Fund. These markets may represent between 0 - 25% of the strategy. As we approached the end of the reporting period, our weighting toward emerging markets had moved toward the upper end of the range.

Over the period, many investments were directed toward Eastern and Central Europe including investments in Russia and Turkey. For Central and Eastern Europe the prospect of European Union accession became a reality for ten countries as of May 1, 2004.

Within EUROPE, domestic demand remains weak and there are no signs that the European Central Bank will lower short term interest rates. Within the Fund, we focused our European investments within the oil and oil drilling sectors as well as telecommunications, in particular companies poised to benefit from the third generation story. We also found select opportunities within the banking sector. Our weighting within Europe remains below that of previous years given our more constructive outlook for Eastern and Central Europe, other select emerging markets as well as Japan.

MARKET OUTLOOK: Toward the latter part of the reporting period, equity markets were negatively impacted by news that the Chinese government was taking measures to cool down their economy by raising interest rates, increasing capital requirements within several industries including real estate, steel, aluminum and cement and limiting certain lending activities. Contributing to these concerns were expectations for higher interest rates in the United States and continued upward pressure on oil prices. Overall, investors began to assess whether global corporate profit growth would be sustainable in light of these issues.

Amid this heightened volatility, we have become more defensively positioned within the Fund. We have reduced investments within a number of commodity-related companies. We prefer to remain underweight industrials, materials and technology relative to our index, and overweight within telecommunications, energy and financials.

Over the short term, we anticipate commodity prices to remain quite volatile as investors assess the extent to which the restrictive interventions by the Chinese will bring its economic expansion under control. With a significant portion of Chinese GDP attributed to capital expenditures, this is clearly an unsustainable situation, which has naturally created bottlenecks. However, long term we believe China will remain extremely competitive and that the growth prospects for the country will remain in tact. We are quite comfortable having reduced exposure to commodity related companies with the exception of energy where we continue to maintain positions within natural gas and oil companies in Europe and Canada.

Concerning emerging markets, while we have reduced positions within resource-based countries, we remain positive toward the "convergence" countries within Eastern and Central Europe, including Turkey. We believe these countries continue to offer more attractive valuations and stronger economic growth potential than the larger European markets.

PORTFOLIO MANAGERS' REPORT                                      ING FOREIGN FUND
--------------------------------------------------------------------------------

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
                                                                          APRIL 30, 2004
                                                   -------------------------------------------------------------
                                                   SINCE INCEPTION        SINCE INCEPTION        SINCE INCEPTION
                                                     OF CLASS A             OF CLASS B             OF CLASS C
                                                    JULY 1, 2003           JULY 8, 2003           JULY 7, 2003
                                                    ------------           ------------           ------------
               Including Sales Charge:
                 Class A(1)                              11.95%                    --                    --
                 Class B(2)                                 --                   9.81%                   --
                 Class C(3)                                 --                     --                 14.11%
               Excluding Sales Charge:
                 Class A                                 18.78%                    --                    --
                 Class B                                    --                  14.81%                   --
                 Class C                                    --                     --                 15.11%
               MSCI EAFE Index(4)                        29.39%(5)              29.39%(5)             29.39%(5)

The table above illustrates the total return of ING Foreign Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(5) Since inception performance for index is shown from July 1, 2003.

PRINCIPAL RISK FACTOR(s): International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of small- and mid-sized companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities. ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such actions appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ING INTERNATIONAL FUND                                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Richard T. Saler, Senior Portfolio Manager and Philip
A. Schwartz CFA, Senior Portfolio Manager, both with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 9.59% compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")(4), which returned 12.58% for the same period.

PORTFOLIO SPECIFICS: Over the last six months, the Fund has gradually shifted to a more defensive posture. Overall stock selection was the primary reason for the Fund's weak relative performance, except in the consumer sectors. The strong stock selection in the consumer discretionary and consumer staples sectors was offset by weak results in the industrials and materials sectors. In addition, our cash holdings muted returns versus the MSCI EAFE Index. The main reason for the weak stock selection is our focus on financially strong, larger-cap companies with strong balance sheets and attractive returns on invested capital.

On an individual basis, Greek Organization of Football Prognostics SA, the Greek amusement company, was the strongest contributor to returns because of the good outlook for its new lottery game. Other strong performers included Hong Kong-based Global Bio-Chem Technology, which was held during the period, and the Hungarian OTP Bank. On the other hand, the South-African based precious metals producer Gold Fields hurt performance due to adverse currency movements. Also, shares of Adecco, the Swiss-based provider of temporary workers, fell sharply after announcing in January it would have to delay the release of its 2003 financial statements. Given the uncertainties, it was decided to eliminate Adecco from the Fund.

During the reporting period we also added to financials, bringing its weighting in line with the Index. We bought positions in Alpha Bank A.E. (Greece), Banco Bilbao Vizcaya Argentaria SA (Spain), and ICICI Bank Ltd. (India). Our emerging markets holdings overall hurt performance relative to the MSCI EAFE Index, partly offset by strong stock selection in Hong Kong.

MARKET OUTLOOK: The global equity markets have recovered strongly in the past year after their three-year down turn. For 2004, we believe that profitability would favor equity investments, with the second half marking a return towards larger capitalization, higher quality companies. Consensus earnings forecasts for both 2004 and 2005 are being revised upwards and hints of corporate pricing power are beginning to emerge.

However, the remainder of the first half of the year will likely be challenging as we continue to assess the ongoing impact of economic trends, the difficult Iraqi conflict, China's influence on worldwide growth and inflation and the U.S. presidential campaign. In the U.S., the possibility exists of consumers running out of steam, particularly if interest rates rise more quickly than anticipated and the risk that the U.S. dollar weakens due to fiscal and trade imbalances. The European recovery shows no sign of an imminent acceleration. Earnings growths, especially in 2004, could fall short of current expectations. In Japan, much depends on its strong export performance continuing long enough to make domestic consumption growth self-sustaining. Furthermore, a hard landing in China would be reflected in lower import volumes and commodity prices, which could damage many emerging economies.

As a result, the managers continue to seek attractively valued, financially strong companies. We continue to focus on defensive sectors such as consumer staples, energy and health care. In our view, these areas present good opportunities relative to the benchmark in a potentially rising interest-rate environment.

PORTFOLIO MANAGERS' REPORT                                ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED APRIL 30, 2004
                                    --------------------------------------------------------------------------
                                                                        SINCE INCEPTION      SINCE INCEPTION
                                                                          OF CLASS B            OF CLASS C
                                     1 YEAR     5 YEAR      10 YEAR     AUGUST 22, 2000     SEPTEMBER 15, 2000
                                     ------     ------      -------     ---------------     ------------------
Including Sales Charge:
   Class A(1)                         25.30%      0.24%      5.10%             --                   --
   Class B(2)                         26.33%        --         --           -6.68%                  --
   Class C(3)                         30.33%        --         --              --                -4.75%
Excluding Sales Charge:
   Class A                            32.94%      1.43%      5.72%             --                   --
   Class B                            31.33%        --         --           -5.98%                  --
   Class C                            31.33%        --         --              --                -4.75%
MSCI EAFE Index(4)                    40.75%     -0.41%      4.20%          -3.57%(5)            -3.57%(5)

The table above illustrates the total return of ING International Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) Since inception performance for the index is shown from September 1, 2000.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of small- and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. The value of convertible or debt securities may fall when interest rates risk. Convertibles or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities.

ING INTERNATIONAL SMALLCAP GROWTH FUND                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Christopher A. Herrera, Portfolio Manager, with Nicholas-Applegate Capital Management, the Sub-Adviser.

GOAL: The International SmallCap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 10.35%. The Citigroup Europe, Pacific, Asia Composite/Extended Market Index ("Citigroup EPAC/EMI")(4) rose 15.08% during the same period.

PORTFOLIO SPECIFICS: The Fund participated in this period's strong stock market advance, with holdings in numerous countries and sectors of investment posting double-digit gains. Positions in several countries rose in excess of 30% on average, including Russia, Austria and China. Looking at sectors, telecommunications and utilities were areas of notable strength, with the average holding up more than 20%. Broad-based depreciation of the U.S. dollar boosted performance for U.S.-based investors in the Fund, as returns in local currencies were generally worth more when translated into dollar terms.

Compared to the Citigroup EPAC/EMI benchmark, the Fund's results trailed. Stock selection in Germany, Switzerland and the transportation and industrials sectors contributed to the underperformance. For example, SGL Carbon, a German producer of carbon, graphite and composite materials, saw its stock price decline as one-time restructuring charges negatively impacted profits. The price of WestJet Airlines Ltd., a Canadian airline, fell after the company reported disappointing earnings due to changes in its accounting policies. Shares of Netherlands-based ASM International N.V., a semiconductor equipment supplier, came under pressure as a result of concerns about the near-term profitability of one of its business units.

Another reason the Fund lagged the index this period was its focus on growth stocks. Consistent with our investment style, the Fund's holdings are concentrated in companies with higher growth prospects than its style-neutral benchmark, which includes a mix of growth and value names. The Fund's growth bias detracted from its relative performance this period because value stocks outperformed. Investors shied away from riskier equities amid heightened worries about terrorism and concerns that the surging U.S. economy would prompt the Federal Reserve to raise U.S. interest rates sooner than anticipated.

On a positive note, security selection in France and among consumer cyclical and financial services stocks helped performance versus the Citigroup EPAC/EMI. One of the best-performing holdings was JCDecaux S.A., a global advertising firm based in France. The company benefited from expectations that several upcoming events, including the 2004 Olympics, would fuel increases in ad spending. Other stocks that did especially well were Anglo Irish Bank Corp. PLC, which saw strong loan growth, and Leopalace21Corp., a Japanese real estate firm that enjoyed brisk order flow in its apartment construction division.

MARKET OUTLOOK: Nicholas-Applegate's outlook for international equities remains positive. Many of the world's economies are experiencing accelerating growth rates as business and consumer spending picks up. Although interest rates may be headed higher in the near future, in our view, global monetary policy remains accommodative and supports corporate investment. We are particularly optimistic in our outlook for the Fund. Many international small-cap firms are thinly covered by Wall Street analysts, creating an opportunity for diligent research to add value. We are confident the in-depth analysis we perform will help us identify companies poised to seek outperformance.

As of April 30, 2004, the Fund was positioned to capitalize on the generally favorable investment climate. The Fund was overweight companies in emerging Asia and underweight European names. Asian countries represent some of the world's fastest-growing economies due to their robust export markets. In contrast, growth expectations are more subdued in Europe, where high unemployment and the strength of the Euro have restrained economic activity. From a sector perspective, the Fund was underweight industrials, where we have found few compelling growth opportunities, and overweight technology, where we have identified companies we believe are likely to benefit from the anticipated increase in global IT spending.

PORTFOLIO MANAGERS' REPORT                ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                           FOR THE PERIODS ENDED APRIL 30, 2004
                                            --------------------------------------------------------------
                                                                       SINCE INCEPTION     SINCE INCEPTION
                                                                       OF CLASS A & C        OF CLASS B
                                            1 YEAR        5 YEAR       AUGUST 31, 1994      MAY 31, 1995
                                            ------        ------       ---------------      ------------
Including Sales Charge:
   Class A(1)                               40.65%         6.42%           11.32%                 --
   Class B(2)                               43.17%         6.72%              --               13.08%
   Class C(3)                               47.14%         7.00%           11.24%                 --
Excluding Sales Charge:
   Class A                                  49.23%         7.69%           12.01%                 --
   Class B                                  48.17%         7.02%              --               13.08%
   Class C                                  48.14%         7.00%           11.24%                 --
Citigroup EPAC/EMI(4)                       56.31%         5.33%            4.16%(5)            5.21%(6)

The table above illustrates the total return of ING International SmallCap Growth Fund against the Citigroup EPAC/EMI. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Citigroup EPAC/EMI (formerly the Salomon Europe, Pacific, Australia and Composite Extended Market Index) is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

(5) Since inception performance for index is shown from September 1, 1994.

(6) Since inception performance for index is shown from June 1, 1995.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets. The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

ING INTERNATIONAL VALUE FUND                          PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners, LLC is the sub-adviser. Brandes's Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

GOAL: The ING International Value Fund (the "Fund") seeks long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 15.52% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(4), which returned 12.58% for the same period.

PORTFOLIO SPECIFICS: Advances for positions in Japan helped drive the Fund's performance during the period. Top Japan-based performers included Sumitomo Mitsui Financial Group, Inc. (Banks, 2.4% of the Fund) and Hitachi Ltd. (Electrical Components & Equipment, 2.5%).

Holdings in emerging markets also tended to register significant gains. From an industry perspective, positions in diversified telecom services made a substantial contribution to returns. Overall, the Fund's advance was broad-based, with positions in a wide range of countries and industries posting gains.

During the period, we eliminated exposure to several holdings as their market prices advanced toward our estimate of their fair values. For example, we sold Komatsu (Japan, Machinery, 0.0%), Reuters (United Kingdom, Media, 0.0%), and BASF (Germany, Chemicals, 0.0%).

We purchased shares of companies such as Volkswagen AG (Germany, Automobiles, 2.1%), Schering (Germany, Pharmaceuticals, 1.1%), and GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals, 2.1%) at prices that we consider compelling. We also took advantage of attractive prices by adding to select existing holdings.

MARKET OUTLOOK: Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

As of April 30, 2004, the Fund's most substantial country weightings lie in Japan and in the United Kingdom. On an industry basis, the Fund's largest exposure lies in diversified telecom services.

Keep in mind that the Fund's weightings for countries and industries are not the product of "top-down" forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

PORTFOLIO MANAGERS' REPORT                          ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                           FOR THE PERIODS ENDED APRIL 30, 2004
                                            -----------------------------------------------------------------
                                                                        SINCE INCEPTION       SINCE INCEPTION
                                                                       OF CLASS A AND C         OF CLASS B
                                            1 YEAR       5 YEAR          MARCH 6, 1995        APRIL 18, 1997
                                            ------       ------          -------------        --------------
Including Sales Charge:
   Class A(1)                               45.49%        6.03%             11.67%                    --
   Class B(2)                               48.21%        6.23%                --                  10.65%
   Class C(3)                               52.27%        6.53%             11.64%                    --
Excluding Sales Charge:
   Class A                                  54.37%        7.29%             12.40%                    --
   Class B                                  53.21%        6.54%                --                  10.65%
   Class C                                  53.27%        6.53%             11.64%                    --
MSCI EAFE Index(4)                          40.75%       -0.41%              5.05%(5)               3.62%(6)

The table above illustrates the total return of ING International Value Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) Since inception performance for index is shown from March 1, 1995.

(6) Since inception performance for index is shown from May 1, 1997.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of small and medium-sized companies may entail greater price volatility than investing in stocks of larger companies. The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

ING PRECIOUS METALS FUND                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: James A. Vail, CFA, Senior Vice President and Portfolio Manager with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Precious Metals Fund (the "Fund") seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of -13.83% compared to the Standard & Poors ("S&P") 500 Index(2), Financial Times ("FT") Gold Mines Index(3), which returned 6.27% and -16.36%, respectively, for the same period. Gold Bullion(4) returned 0.58% for the period.

PORTFOLIO SPECIFICS: For the period ended April 30, 2004, the Fund's performance was enhanced by several factors: lack of holdings in the South African platinum producers was beneficial and our holdings in a basket of small and medium sized companies significantly outperformed the sector and their peers. Specifically the latter included Lonmin PLC, Agnico-Eagle Mines Ltd., Gammon Lake Resources, Inc., Hecla Mining Corp. and Glamis Gold Ltd. Finally, the Fund's 4.5% cash position was fortuitous. Performance was restrained by our underweight in large capitalization producer, Barrick, which held up relatively well in a weak sector.

MARKET OUTLOOK: During the latter part of this reporting period, the market experienced a sharp sell off in natural resources including precious metals. This was prompted in our opinion by fears of increased interest rates in the United States and a slowing in the rate of growth in the Chinese economy. These two factors caused momentum investors in the sector to liquidate positions in copper, nickel and, of course, gold and silver. Recent activity suggests this sell off may have ended and we have entered a period of consolidation, which may last, into the fall of this year. Nevertheless, the fundamental underpinnings for investment in gold and precious metals remain positive; continued U.S. dollar weakness, currency volatility and limited new supply. During this period, the Fund will look to add to positions and establish new holdings in companies that we believe possess attractive production growth profiles and those with attractive exploration opportunities. As the industry digests recent consolidation, we believe the larger producers are finding it difficult to replace annual production with new reserves. The smaller producers and exploration companies become attractive alternatives for these majors for finding new deposits themselves. We believe the attractive outlook for gold and precious metals remains intact.

PORTFOLIO MANAGERS' REPORT                              ING PRECIOUS METALS FUND
--------------------------------------------------------------------------------

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                            PERIODS ENDED APRIL 30, 2004
                                                    -----------------------------------------------
                                                    1 YEAR              5 YEAR              10 YEAR
                                                    ------              ------              -------
Including Sales Charge:
   Class A(1)                                       19.41%              11.58%                1.06%
Excluding Sales Charge:
   Class A                                          26.69%              12.91%                1.66%
S&P 500 Index(2)                                    22.88%              -2.24%               11.40%
FT Gold Mines Index(3)                              24.75%               6.26%               -3.13%
Gold Bullion(4)                                     15.32%               6.27%                0.32%

The table above illustrates the total return of ING Precious Metals Fund against the S&P 500 Index, Gold Bullion and FT Gold Mines Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3) The FT Gold Mines Index(R) is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

(4) GOLD BULLION IS NOT AN INDEX. It is a commodity traded on the New York Mercantile Exchange (NYME). The return is based upon spot prices obtained from the NYME for the periods shown.

PRINCIPAL RISK FACTOR(s): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The price of gold and other precious metals is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. The market for gold and other precious metals is widely unregulated. The Fund is a non-diversified investment company. Concentration may lead to higher price volatility. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

ING RUSSIA FUND                                       PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Samuel Oubadia, Senior Portfolio Manager -- Emerging Markets equities, Michiel Bootsma, Portfolio Manager -- Emerging Market Equities, Jan Wim Derks, Director -- head of Emerging Market equities, Fritz Moolhuizen -- Managing Director, Head of equities, all with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Russia Fund (the "Fund") seeks long-term capital appreciation through investments primarily in equity securities of Russian companies.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 23.40%. In the same period the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF")(2) returned 9.38% and Russian Trading System Index (RTS)(4) returned 24.70%.

PORTFOLIO SPECIFICS: The Fund continued to perform well for most of the period under review. However, the Fund began to decline from its peak level (reached in early April) once the Russian market began to sell-off on concerns of interest rate hikes in the United States.

The period was generally marked by rising oil prices. This was supportive of not only the overall Russian economy, but its oil & gas stocks as well. Stocks such as Lukoil American Depositary Receipt (ADR) and OAO Gazprom ADR gained 35.0% and 29.0% respectively. Both stocks were held in the Russia Fund. Yukos, another oil stock held in the Fund, did not perform as well as its peers. The stock was essentially flat over the relevant period. This was due to the arrest of the company's CEO, Mikhail Khodorkovsky. Although Mr. Khodorkovsky later resigned from his position, Yukos continues to be the target of a government investigation into its tax liability. It has been widely reported that Yukos would be asked to pay the Russian government as much as U.S. $3.5 billion in unpaid taxes. However, the final amount could end up being even higher. These reports have raised concerns over Yukos's solvency.

The Fund also benefited from its exposure to the mobile telecommunications sector. Russia's two largest cellular operators, Mobile Telesystems and Vimpel-Communications ADR have grown substantially over the past year. Subscriber growth has been very strong in Moscow and Russia's regions. Still, penetration rates in the regions remain below those in other emerging markets. In the period under review Mobile Telesystems and Vimpel-Communications rose 43.0% and 44.0% respectively. The Fund held positions in both stocks.

Among the market's large capitalization stocks, the best performer was Sberbank. Sberbank's shares gained an impressive 52.0%. The huge gain was partly attributable to the fact that Sberbank shares had previously only been traded on the local market. However, in the first quarter of 2004, a global depository receipt (GDR) on Sberbank shares began trading. This has allowed certain foreign investors to purchase Sberbank for the first time. The Fund had a substantial position in Sberbank shares.

The need to hold cash for liquidity was a drag on performance.

MARKET OUTLOOK: The start of 2004 saw a steady rise in the Russian equity market, and by the end of the first quarter the RTS Index had gained almost 33.0%. In mid-April, the index reached an all-time high of 781.51. However, events in Russia took a dramatic turn at that point. Fears of higher interest rates and concerns surrounding Yukos sent the RTS Index down more than 19.0% between April 12 and April 30.

The economic outlook for Russia remains, in our view, quite positive. Gross Domestic Product growth in 2004 is expected to reach at least 6.0%, and fiscal balance is expected to end 2004 in a surplus. Furthermore, valuations have become fairly attractive after the market's correction. However, investors' perception of risk has increased over the last month. The recent decline in the Russian market is what we would typically expect to see in an environment where investor appetite for risk has decreased, and global equity markets experience selling pressure. The question then becomes if/when Russia de-couples from global markets and investors begin to judge Russian equities on their own merits.

Our view is that the Russian market will likely see some recovery from its current levels. In light of this we maintain our positions in sectors that we believe have been unjustifiably penalized in the recent downturn. This includes selected oil stocks, and the cellular telecom stocks. We will also continue to hold stocks of companies that we believe stand to benefit from the anticipated economic reforms. As such, we will maintain our exposure to local Gazprom shares, and the electricity sector.

PORTFOLIO MANAGERS' REPORT                                       ING RUSSIA FUND
--------------------------------------------------------------------------------

                                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                   PERIODS ENDED APRIL 30, 2004
                                                           ---------------------------------------------
                                                                                         SINCE INCEPTION
                                                           1 YEAR          5 YEAR         JULY 3, 1996
                                                           ------          ------         ------------
Including Sales Charge:
   Class A(1)                                              47.64%          41.80%            11.55%
Excluding Sales Charge:
   Class A                                                 56.64%          43.48%            12.40%
MSCI EMF Index(2)                                          53.59%           5.72%             0.69%(3)
Russian Trading System Index(4)                            51.63%          48.50%            15.49%(3)
Moscow Times Index(5)                                      59.36%          53.17%            20.32%(3)

The table above illustrates the total return of ING Russia Fund against the MSCI EMF Index, the Moscow Times Index and the Russian Trading System Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(3) Since inception performance for index is shown from July 1, 1996.

(4) The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(5) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

PRINCIPAL RISK FACTOR(s): The Fund involves speculative investments, special risks, such as political, economic and legal uncertainties, currency fluctuations, portfolio settlement and custody risks, and risk of loss arising out of Russia's system of share registration. Share prices are subject to substantial price volatility over short periods of time. The Fund is a non-diversified investment company. Concentration may lead to higher share-price volatility. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity. The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more volatile than securities with shorter maturities.

ING GLOBAL EQUITY DIVIDEND FUND                       PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Jorik van den Bos, Director in Global Equities team and Joris Franssen, Portfolio Manager both with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Global Equity Dividend Fund (the "Fund") seeks growth of capital with dividend income as a secondary consideration.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 9.78% compared to the Morgan Stanley Capital International ("MSCI") World Index(4) and the FTSE World Index(7), which returned 8.67% and 8.75%, respectively.

PORTFOLIO SPECIFICS: During the reporting period the strategy benefited from large positions in the defensive sectors energy, telecommunication services, utilities and consumer staples. Furthermore, stock selection within Emerging Markets and a large position in the U.K. had a positive contribution to the strategy's performance.

The Fund benefited from the fact that high dividend paying stocks performed relatively well and in particular technology stocks in which the Fund is structurally underweight, were weak.

We reduced our weighting in U.S. insurers as the dividend yields of both St Paul and Lincoln National fell below our dividend yield threshold after a strong performance. We increased our weighting in telecommunication services and paper & forest products as both sectors suffered considerably and dividend yields became very attractive. The sector telecommunication services is more and more focused on cash flow generation of its core business, which resulted in sound balance sheets and attractive dividend yields.

Regionally, the weighting in Emerging Markets was reduced slightly. Although bottom-up fundamentals of several companies are still very attractive, valuations became less compelling. Bank of Boroda, Shin Corp, KT&G and Shinhan Financial were all sold after a strong run.

In April the strategy was initially hurt by the sharply higher rates, especially in the U.S. (up 0.60% in less than a month), we expect the strategy to do relatively well in the longer run. Long term price behavior of financial assets in periods with rising interest rates, largely depend on the duration of the asset. The higher the duration of the assets the more it will likely suffer from rising rates. The duration of a financial asset depends on its cash flow distribution to holders of the asset. The longer out the cash flows occur the higher the duration. Stocks with high Price-to-Earnings Ratios ("P/E's") and low dividend yields therefore have a much higher duration than stocks with low P/E's and high dividend yields. The strategy has a clearly higher dividend yield than the overall market and a clearly lower P/E's. We can therefore conclude that the Fund has a lower duration than the overall equity market and especially a lower duration versus growth stocks. As a result, we expect that the Fund's return in a rising interest rate environment will potentially be better than that of the overall market in the longer run.

MARKET OUTLOOK: We believe the outlook for the Global High Dividend strategy remains positive. Investments in defensive sectors like utilities, real estate and consumer staples should give the strategy downside protection. These sectors are relatively cheap, less dependent on the economic environment and offer stable, high dividend yields. This will probably result in outperformance versus global equities if they fall significantly.

If the equity markets move sideways, stock selection and the consistent, disciplined strategy, we expect will add value. In this scenario, dividends will make up an important part of the total return. This should result in positive absolute returns and outperformance of global equities.

In our view, only in the case of a strong rally will it be difficult to outperform global equities. If the rally is broadly driven, investments in financials and more cyclical sectors like industrials, consumer cyclicals and basic materials are also expected to show a strong performance. A rally driven by growth stocks (especially IT or HealthCare) will be the most difficult environment for the strategy. We do expect, however, that opportunities for absolute returns will be positive in that scenario.

PORTFOLIO MANAGERS' REPORT                       ING GLOBAL EQUITY DIVIDEND FUND
--------------------------------------------------------------------------------

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
                                                                          APRIL 30, 2004
                                                   --------------------------------------------------------------
                                                    SINCE INCEPTION       SINCE INCEPTION        SINCE INCEPTION
                                                       OF CLASS A            OF CLASS B             OF CLASS C
                                                   SEPTEMBER 17, 2003     OCTOBER 24, 2003       OCTOBER 29, 2003
                                                   ------------------     ----------------       ----------------
               Including Sales Charge:
                 Class A(1)                              8.54%                  --                     --
                 Class B(2)                                --                 6.45%                    --
                 Class C(3)                                --                   --                   8.87%
               Excluding Sales Charge:
                 Class A                                15.16%                  --                     --
                 Class B                                   --                11.45%                    --
                 Class C                                   --                   --                   9.87%
               MSCI World Index(4)                      15.14%(5)             8.67%(6)               8.67%(6)
               FTSE World Index(7)                      15.31%(5)             8.75%(6)               8.75%(6)

The table above illustrates the total return of ING Global Equity Dividend Fund against the MSCI World Index and FTSE World Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5) Since inception performance for the index is shown from October 1, 2003.

(6) Since inception performance for the index is shown from November 1, 2003.

(7) The FTSE World Index is an unmanaged index that aims to capture 82 - 90 percent of investable market capitalization in any country.

PRINCIPAL RISK FACTOR(s): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, however the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies. From time to time, the stock market may not favor the dividend paying securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or may not favor equities at all. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. Risks of foreign investing are generally intensified in emerging markets. The Sub-Adviser does not hedge against currency movements in the various markets in which the Fund invests, so the value of the Fund is subject to the risk of adverse changes in currency exchange rates.

ING GLOBAL REAL ESTATE FUND                           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: T. Ritson Ferguson, Chief Investment Officer; Kenneth
D. Campbell, Managing Director and Steven D. Burton, Director and Portfolio Manager, all with ING Clarion Real Estate Securities, the Sub-Adviser.

GOALS: The ING Global Real Estate Fund (the "Fund") seeks to provide investors with high total return.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 9.98% compared to the Citigroup World Property Index(4), which returned 9.05% for the same period.

PORTFOLIO SPECIFICS: Property stocks around the world have benefited from strong performance relative to other equities over the past several years as a result of the desire for predictable cash flows as generated by real estate. Investment characteristics include high free cash flow from long lease terms, dividend yields, stable earnings growth and low correlation to broad equities. The Fund, while maintaining a core of higher dividend yielding, defensively positioned stocks, has shifted its holdings over the past six months to higher growth countries and sectors we expect will respond more quickly to economic recovery (for example Japan and Hong Kong and, separately, the office and hotel sectors, both of which are currently market-to-overweight in the Fund versus the benchmark).

For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a return of nearly 10%, outpacing the Citigroup World Property Index benchmark by 0.93%. Outperformance during this time period was achieved largely by being overweight Europe (22.1% total return) combined with being underweight the U.S. (3.1% total return) versus benchmark performance of 9.05%. Outperformance in Europe was achieved by being consistently overweight the high-yielding and defensive Dutch property stocks (21.8% total return) as well as being overweight the U.K. property stocks (26.2% total return) which not only possess attractive valuations relative to the estimated private market value of the underlying real estate but have the potential catalyst of a REIT-type structure being legislated in the U.K. (which would generally cause dividend yields to increase and discounts to private market value to narrow resulting in capital appreciation). A modest underweight in the volatile but strong Japanese property stocks (25% for the six months) was a source of relative drag during the six months but a contributor to overall performance. Stock-picking cross-currents saw superior stock-picking in the U.S. offset inferior stock selection in the Netherlands, which nonetheless as a country performed well (but the stock picking could have been better).

Despite a sharply strengthening dollar versus major currencies during the month of April, the U.S. dollar net over the past six months generally weakened versus major currencies, by 4.9% versus British sterling, 3.3% versus the euro, and by 1.7% versus the Australian dollar. The U.S. dollar strengthened by 0.5% versus the Japanese yen during this time period (essentially flat). Currency movements are reflected in the performance numbers cited above. Over the past three years, the U.S. dollar has weakened by 20-40% versus major currencies. A weakening U.S. dollar has generally contributed to total return for the Fund over the past several years.

MARKET OUTLOOK: Global property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. Through an average 4 - 5% dividend yield plus 3 - 5% prospective annual earnings growth, global property stocks continue to be well-positioned to conservatively seek attractive total returns over the next several years. Valuation disparities continue to provide investment opportunity as real estate stocks globally trade at a discount on average to estimated private market valuations. Additionally, the low correlation with broad equities continues to provide diversification benefits in a volatile equities environment.

PORTFOLIO MANAGERS' REPORT                           ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

                                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                       FOR THE PERIODS ENDED APRIL 30, 2004
                                                      ----------------------------------------------------------------------
                                                                   SINCE INCEPTION      SINCE INCEPTION      SINCE INCEPTION
                                                                     OF CLASS A           OF CLASS B           OF CLASS C
                                                      1 YEAR      NOVEMBER 5, 2001      MARCH 15, 2002       JANUARY 8, 2002
                                                      ------      ----------------      ---------------      ---------------
Including Sales Charge:
   Class A(1)                                         28.76%         17.41%                    --                  --
   Class B(2)                                         30.43%            --                  15.60%                 --
   Class C(3)                                         34.72%            --                     --               17.02%
Excluding Sales Charge:
   Class A                                            36.62%         20.24%                    --                  --
   Class B                                            35.43%            --                  16.79%                 --
   Class C                                            35.72%            --                     --               17.02%
Citigroup World Property Index(4)                     39.66%         19.17%(5)              19.27%(6)           17.85%(7)

The table above illustrates the total return of ING Global Real Estate Fund against the Citigroup World Property Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Citigroup World Property Index (formerly the Salomon Smith Barney World Property Index) is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5) Since inception performance for index is shown from November 1, 2001.

(6) Since inception performance for index is shown from March 1, 2002.

(7) Since inception performance for index is shown from January 1, 2002.

PRINCIPAL RISK FACTOR(s): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund is a non-diversified investment company that concentrates its investments in real estate and real estate investment trusts (REITs). Concentration may lead to higher price volatility. Risks of the Fund are similar to those associated with direct ownership of real estate, including changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may be affected by tax and regulatory requirements. The Fund invests in foreign securities, which involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. The Fund may invest in small- and medium-sized companies, which may be more susceptible to price swings and less liquidity than larger companies.

ING WORLDWIDE GROWTH FUND                             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM:

DOMESTIC EQUITY COMPONENT: Managed by a team of investment professionals led by James A. Vail, CFA, Senior Vice President and Portfolio Manager with Aeltus Investment Management, Inc., the Sub-Adviser.

INTERNATIONAL COMPONENT: Managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.10%, compared to the Morgan Stanley Capital International ("MSCI") World Index(4), which returned 8.67% for the same period.

PORTFOLIO SPECIFICS, DOMESTIC COMPONENT: The Fund benefited from an overweight within the industrials and energy sectors, and particularly good individual stock performance within these two groups. Tyco International continued to be a core holding, rising on strong economic growth and a company-specific turnaround event. Halliburton Co. continued its good performance as well. The Fund remained underweight in consumer staples, as we believe other sectors are more leveraged to a continued strong economy.

The largest single source of the underperformance was an overweight in the technology sector and adverse stock selection within it.

PORTFOLIO SPECIFICS, INTERNATIONAL COMPONENT: Over the last six months, the Fund has been gradually shifted to a more defensive posture. Overall stock selection was the primary reason for the Fund's weak relative performance, except in the consumer sectors. The strong stock selection in the consumer discretionary and consumer staples sectors was offset by weak selection in the industrials and materials sectors. In addition, our cash holdings muted returns versus the MSCI EAFE Index. The main reason for the weak stock selection is our focus on issues we believe are financially strong, larger cap companies with strong balance sheets and attractive returns on invested capital.

On an individual basis, Greek Organization of Football Prognostics SA, the Greek amusement company, was among the strongest contributors to returns because of the good outlook for its new lottery game. Other strong performers included Hong Kong-based Global Bio-Chem Technology, which was held during the period, and the Hungarian OTP Bank. On the other hand, the South-African based precious metals producer Gold Fields hurt performance due to adverse currency movements. Also, shares of Adecco, the Swiss-based provider of temporary workers, fell sharply after announcing in January it would have to delay the release of its 2003 financial statements. Given the uncertainties, it was decided to eliminate Adecco from the portfolio.

During the reporting period, we also added to financials, bringing its weighting in line with the MSCI EAFE Index. We bought positions in Alpha Bank (Greece), Banco Bilbao Vizcaya (Spain), and ICICI Bank (India). Our emerging markets holdings overall hurt performance relative to the Index, but was partly offset by strong stock selection in Hong Kong.

MARKET OUTLOOK, DOMESTIC: Economic statistics point to an improving domestic economy with similar indications globally. First-quarter earnings were generally in-line or better-than-expected, with more optimistic comments from management for the period immediately ahead. Inflation remains subdued despite materials and energy costing more, and while expanding more slowly than the politicians would like, employment is growing. The recent activity reflects the spell-binding effect that the fear of raising interest rates is having on the equity markets. At 1.00%, the Fed Funds rate is at historic lows, and although some observers suggest a 1.50% level by year-end 2004, this still would be low by historic measures. While the Fed is expected to raise rates some time this year, we do not believe it spells the end of growth in equity prices. The second factor distracting the market is the fear of an overheating Chinese economy.

We believe the economic data warrants maintaining the Fund's exposure to economically sensitive sectors, such as industrials, materials, and financial sectors. History indicates that these sectors outperform the overall market after the announcement by the Fed of an increase in the Fed Funds lending rate. We believe we are closer to that event than not; thus our decision to stay the course and maintain our current, economically sensitive positions.

MARKET OUTLOOK, INTERNATIONAL: The global equity markets have recovered strongly in the past year after a three-year downturn. For 2004, we believe that profitability would favor equity investments, with the second half marking a return towards larger capitalization, higher quality companies. Consensus earnings forecasts for both 2004 and 2005 are being revised upwards, and hints of corporate pricing power are beginning to emerge.

PORTFOLIO MANAGERS' REPORT                             ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

However, the remainder of the first half of the year will likely be challenging as we continue to assess the ongoing impact of economic trends, the difficult Iraqi conflict, China's influence on worldwide growth and inflation, and the U.S. presidential campaign. In the U.S., the possibility exists of consumers running out of steam, particularly if interest rates rise more quickly than anticipated and due to the risk that the U.S. dollar weakens due to fiscal and trade imbalances. The European recovery shows no sign of an imminent acceleration. Earnings growths, especially in 2004, could fall short of current expectations. In Japan, much depends on its strong export performance continuing long enough to make domestic consumption growth self-sustaining. Furthermore, a hard landing in China would be reflected in lower import volumes and commodity prices, which could damage many emerging economies.

As a result, the managers continue to seek attractively valued, financially strong companies. We continue to focus on defensive sectors, such as consumer staples, energy, and health care. These areas present good opportunities, in our view, relative to the benchmark in a potentially rising interest-rate environment.

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                           FOR THE PERIODS ENDED APRIL 30, 2004
                                               --------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                                                                                OF CLASS B
                                               1 YEAR         5 YEAR          10 YEAR          MAY 31, 1995
                                               ------         ------          -------         ---------------
Including Sales Charge:
   Class A(1)                                  19.32%         -5.00%           6.61%                 --
   Class B(2)                                  20.68%         -4.84%             --                7.38%
   Class C(3)                                  24.64%         -4.49%           6.56%                 --
Excluding Sales Charge:
   Class A                                     26.60%         -3.87%           7.25%                 --
   Class B                                     25.68%         -4.51%             --                7.38%
   Class C                                     25.64%         -4.49%           6.56%                 --
MSCI World Index(4)                            30.05%         -1.74%           7.25%               6.88%(5)

The table above illustrates the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5) Since inception performance for index is shown from June 1, 1995.

PRINCIPAL RISK FACTOR(s): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. This Fund invests in companies that the Portfolio Managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles. The value of convertible securities may fall when interest rates rise.

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                   ING                                                ING                ING
                                                EMERGING            ING              ING          INTERNATIONAL     INTERNATIONAL
                                                COUNTRIES         FOREIGN       INTERNATIONAL    SMALLCAP GROWTH        VALUE
                                                  FUND              FUND             FUND             FUND              FUND
                                              --------------   --------------   --------------   ---------------   ---------------
ASSETS:
Investments in securities at value+*          $  108,900,490   $   72,017,379   $  102,909,842   $   344,818,513   $ 3,503,646,329
Repurchase agreement                                      --               --        2,921,000                --                --
Cash                                                      --        4,228,143               --         7,929,846       133,106,517
Collateral for securities loaned                   7,996,046        3,042,073        2,092,414                --        61,474,663
Foreign currencies at value**                      3,686,179        3,149,415               --           997,326         3,443,544
Receivables:
    Investment securities sold                       505,958        1,913,272          684,747           496,290        13,525,264
    Fund shares sold                                  31,429        2,334,514          251,338           306,528           554,903
    Dividends and interest                           400,304          196,591          579,148           928,476        24,020,003
Unrealized appreciation on forward
  foreign currency contracts                              --               --               --            20,250            24,624
Prepaid expenses                                      31,229           38,540           17,804            25,172            39,028
Reimbursement due from manager                         1,660           24,450               --                --                --
                                              --------------   --------------   --------------   ---------------   ---------------
        Total assets                             121,553,295       86,944,377      109,456,293       355,522,401     3,739,834,875
                                              --------------   --------------   --------------   ---------------   ---------------
LIABILITIES:
Payable for investment securities purchased               --        2,756,264               --         4,194,869            16,837
Payable for fund shares redeemed                   1,267,962           48,022           23,751         1,074,505         1,940,268
Payable upon receipt of securities loaned          7,996,046        3,042,073        2,092,414                --        61,474,663
Unrealized depreciation on forward
  currency contracts                                       7               --               --                --            43,500
Payable to affiliates                                187,124          107,726          142,521           561,639         4,885,536
Payable to custodian                                  82,910               --           17,038                --                --
Payable for trustee fees                             103,997            2,546           53,153             9,517            11,092
Other accrued expenses and liabilities               701,392          181,671          247,071           722,378         5,080,509
                                              --------------   --------------   --------------   ---------------   ---------------
        Total liabilities                         10,339,438        6,138,302        2,575,948         6,562,908        73,452,405
                                              --------------   --------------   --------------   ---------------   ---------------
NET ASSETS                                    $  111,213,857   $   80,806,075   $  106,880,345   $   348,959,493   $ 3,666,382,470
                                              ==============   ==============   ==============   ===============   ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                               $  241,547,584   $   80,024,397   $  125,348,206   $   469,996,387   $ 3,364,537,109
Undistributed net investment income
  (accumulated net investment loss)                   10,615         (284,539)         232,239        (1,080,002)       20,881,952
Accumulated net realized gain (loss)
  on investments, foreign currencies and
  futures                                       (161,119,309)        (273,487)     (30,561,422)     (189,072,420)       47,416,377
Net unrealized appreciation of investments
  foreign currencies and futures (net of
  estimated India tax of $217,091, $0, $0,
  $0, $0)                                         30,774,967        1,339,704       11,861,322        69,115,528       233,547,032
                                              --------------   --------------   --------------   ---------------   ---------------
NET ASSETS                                    $  111,213,857   $   80,806,075   $  106,880,345   $   348,959,493   $ 3,666,382,470
                                              ==============   ==============   ==============   ===============   ===============

----------
  + Including securities loaned at value      $    7,497,370   $    2,692,386   $    1,956,695                --   $    58,674,873
  * Cost of investments in securities         $   78,077,584   $   70,660,693   $   91,059,113   $   275,696,382   $ 3,270,744,515
 ** Cost of foreign currencies                $    3,533,818   $    3,157,758   $           --   $     1,003,515   $     3,443,544

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2004 (Unaudited)
                                   (continued)
--------------------------------------------------------------------------------

                                                                                                      ING
                                                   ING                                            INTERNATIONAL         ING
                                                EMERGING            ING              ING            SMALLCAP        INTERNATIONAL
                                                COUNTRIES         FOREIGN       INTERNATIONAL        GROWTH             VALUE
                                                  FUND              FUND             FUND             FUND              FUND
                                              --------------   --------------   --------------   ---------------   ----------------
CLASS A:
Net assets                                    $   69,870,912   $   42,444,685   $   55,905,561   $   164,355,394   $  1,942,569,017
Shares authorized                                  unlimited        unlimited        unlimited         unlimited          unlimited
Par value                                     $         0.00   $         0.00   $         0.00   $          0.00   $           0.01
Shares outstanding                                 3,825,310        3,634,146        6,026,056         5,871,627        123,446,771
Net asset value and redemption price
  per share                                   $        18.27   $        11.68   $         9.28   $         27.99   $          15.74
Maximum offering price per share (5.75%)(1)   $        19.38   $        12.39   $         9.85   $         29.70   $          16.70

CLASS B:
Net assets                                    $   16,200,512   $    9,252,967   $   14,665,555   $    63,687,520   $    455,495,353
Shares authorized                                  unlimited        unlimited        unlimited         unlimited          unlimited
Par value                                     $         0.00   $         0.00   $         0.00   $          0.00   $           0.01
Shares outstanding                                   894,553          796,366        1,634,481         2,190,606         29,413,304
Net asset value and redemption price
  per share(2)                                $        18.11   $        11.62   $         8.97   $         29.07   $          15.49
Maximum offering price per share              $        18.11   $        11.62   $         8.97   $         29.07   $          15.49

CLASS C:
Net assets                                    $   10,466,759   $   27,698,990   $   16,132,378   $    50,549,473   $    673,721,743
Shares authorized                                  unlimited        unlimited        unlimited         unlimited          unlimited
Par value                                     $         0.00   $         0.00   $         0.00   $          0.00   $           0.01
Shares outstanding                                   607,354        2,380,101        1,797,861         1,896,650         43,604,906
Net asset value and redemption price
  per share(2)                                $        17.23 $          11.64   $         8.97   $         26.65   $          15.45
Maximum offering price per share              $        17.23 $          11.64   $         8.97   $         26.65   $          15.45

CLASS I:
Net assets                                               n/a   $      357,537   $   13,387,779               n/a   $    566,791,511
Shares authorized                                        n/a        unlimited        unlimited               n/a          unlimited
Par value                                                n/a   $         0.00   $         0.00               n/a   $           0.01
Shares outstanding                                       n/a           30,490        1,449,067               n/a         35,976,029
Net asset value and redemption price
  per share                                              n/a   $        11.73   $         9.24               n/a   $          15.75
Maximum offering price per share                         n/a   $        11.73   $         9.24               n/a   $          15.75

CLASS M:
Net assets                                    $    1,229,086              n/a              n/a               n/a                n/a
Shares authorized                                  unlimited              n/a              n/a               n/a                n/a
Par value                                     $         0.00              n/a              n/a               n/a                n/a
Shares outstanding                                    68,006              n/a              n/a               n/a                n/a
Net asset value and redemption price
  per share                                   $        18.07              n/a              n/a               n/a                n/a
Maximum offering price per share (3.50%)(3)   $        18.73              n/a              n/a               n/a                n/a

CLASS Q:
Net assets                                    $   13,446,588   $    1,051,896   $    6,789,072   $    70,367,106   $     27,804,846
Shares authorized                                  unlimited        unlimited        unlimited         unlimited          unlimited
Par value                                     $         0.00   $         0.00   $         0.00   $          0.00   $           0.01
Shares outstanding                                   713,151           89,926          736,361         2,349,393          1,764,288
Net asset value and redemption price
  per share                                   $        18.86   $        11.70   $         9.22   $         29.95   $          15.76
Maximum offering price per share              $        18.86   $        11.70   $         9.22   $         29.95   $          15.76

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                   ING              ING              ING              ING                ING
                                                 PRECIOUS          RUSSIA       GLOBAL EQUITY        GLOBAL            WORLDWIDE
                                                  METALS            FUND           DIVIDEND        REAL ESTATE          GROWTH
                                                   FUND             FUND             FUND             FUND               FUND
                                              --------------   --------------   --------------   ---------------   ----------------
ASSETS:
Investments in securities at value*           $   79,804,028   $  258,204,980   $    9,363,731   $    62,424,075   $    125,184,896
Repurchase agreement                                      --               --               --                --          4,674,000
Cash                                                      --        9,575,714          185,114         3,805,143                 --
Foreign currencies at value**                            928               --           21,305            26,034             29,144
Receivables:
    Investment securities sold                       785,722               --               --           150,692            895,838
    Fund shares sold                                  41,251        1,157,790            2,488           230,805              2,552
    Dividends and interest                            34,600          210,797           66,013           227,447            595,544
Prepaid expenses                                       9,097           11,776           73,748            10,697             23,308
Reimbursement due from manager                            --               --           16,590                --              9,725
                                              --------------   --------------   --------------   ---------------   ----------------
        Total assets                              80,675,626      269,161,057        9,728,989        66,874,893        131,415,007
                                              --------------   --------------   --------------   ---------------   ----------------
LIABILITIES:
Payable for investment securities
   purchased                                              --          499,985           21,581         1,789,693            615,139
Payable for fund shares redeemed                      12,606        4,164,112               --            22,697            224,101
Payable for call options written                          --               --               --                --              1,440
Unrealized depreciation on forward
   currency contracts                                     --               --              125             1,323                968
Payable to affiliates                                100,089          397,846           10,155            79,894            203,317
Payable to custodian                                 348,464               --               --                --             12,525
Payable for trustee fees                             101,430           48,783              323               885              8,943
Other accrued expenses and liabilities               174,303          442,504           74,299           128,298            500,046
                                              --------------   --------------   --------------   ---------------   ----------------
        Total liabilities                            736,892        5,553,230          106,483         2,022,790          1,566,479
                                              --------------   --------------   --------------   ---------------   ----------------
NET ASSETS                                    $   79,938,734   $  263,607,827   $    9,622,506   $    64,852,103   $    129,848,528
                                              ==============   ==============   ==============   ===============   ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                               $  116,841,020   $  238,116,622   $    9,126,029   $    56,229,840   $    332,455,141
Undistributed net investment income
  (Accumulated net investment loss)                 (330,304)         167,770          110,756           478,386           (409,299)
Accumulated net realized gain (loss) on
  investments, foreign currencies, futures
  and options                                    (43,968,613)     (43,199,585)         270,615         2,609,464       (222,374,138)
Net unrealized appreciation of investments
  foreign currencies, futures and options          7,396,631       68,523,020          115,106         5,534,413         20,176,824
                                              --------------   --------------   --------------   ---------------   ----------------
NET ASSETS                                    $   79,938,734   $  263,607,827   $    9,622,506   $    64,852,103   $    129,848,528
                                              ==============   ==============   ==============   ===============   ================

----------
 * Cost of investments in securities          $   72,406,516   $  189,681,960   $    9,247,610   $    56,885,194   $    105,050,608
** Cost of foreign currencies                 $          411   $           --   $       21,650   $        25,936   $         29,034

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2004 (Unaudited)
                                   (continued)
--------------------------------------------------------------------------------

                                                    ING                              ING               ING               ING
                                                 PRECIOUS            ING        GLOBAL EQUITY        GLOBAL           WORLDWIDE
                                                  METALS           RUSSIA      EQUITY DIVIDEND     REAL ESTATE         GROWTH
                                                   FUND             FUND            FUND              FUND              FUND
                                              --------------   --------------  ---------------   ---------------   ----------------
CLASS A:
Net assets                                    $   79,938,734   $  263,607,827  $     6,509,083   $    56,746,378   $     51,907,543
Shares authorized                                  unlimited        unlimited        unlimited         unlimited          unlimited
Par value                                     $         0.00   $         0.00  $          0.00   $          0.00   $           0.00
Shares outstanding                                13,358,696       11,179,983          577,639         4,261,375          3,313,912
Net asset value and redemption price
  per share                                   $         5.98   $        23.58  $         11.27   $         13.32   $          15.66
Maximum offering price per share (5.75%)(1)   $         6.34   $        25.02  $         11.96   $         14.13   $          16.62

CLASS B:
Net assets                                               n/a              n/a  $     1,748,111   $     3,604,267   $     32,875,320
Shares authorized                                        n/a              n/a        unlimited         unlimited          unlimited
Par value                                                n/a              n/a  $          0.00   $          0.00   $           0.00
Shares outstanding                                       n/a              n/a          155,595           304,363          1,919,137
Net asset value and redemption price
  per share(2)                                           n/a              n/a  $         11.24   $         11.84   $          17.13
Maximum offering price per share                         n/a              n/a  $         11.24   $         11.84   $          17.13

CLASS C:
Net assets                                               n/a              n/a  $     1,365,312   $     4,501,458   $     40,210,785
Shares authorized                                        n/a              n/a        unlimited         unlimited          unlimited
Par value                                                n/a              n/a  $          0.00   $          0.00   $           0.00
Shares outstanding                                       n/a              n/a          121,531           366,162          2,638,008
Net asset value and redemption price
  per share(2)                                           n/a              n/a  $         11.23   $         12.29   $          15.24
Maximum offering price per share                         n/a              n/a  $         11.23   $         12.29   $          15.24

CLASS Q:
Net assets                                               n/a              n/a              n/a               n/a   $      4,854,880
Shares authorized                                        n/a              n/a              n/a               n/a          unlimited
Par value                                                n/a              n/a              n/a               n/a   $           0.00
Shares outstanding                                       n/a              n/a              n/a               n/a            266,039
Net asset value and redemption price
   per share                                             n/a              n/a              n/a               n/a   $          18.25
Maximum offering price per share                         n/a              n/a              n/a               n/a   $          18.25

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                   ING                                                ING                 ING
                                                EMERGING            ING              ING          INTERNATIONAL      INTERNATIONAL
                                                COUNTRIES         FOREIGN       INTERNATIONAL    SMALLCAP GROWTH         VALUE
                                                  FUND              FUND             FUND             FUND               FUND
                                              --------------   --------------   --------------   ---------------   ----------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*     $    1,199,914   $      401,431   $    1,145,387   $     2,367,300   $     49,037,632
Interest                                             244,949            4,031          120,164           222,783          3,945,531
Securities lending income                                 69               --              165            18,250              9,052
Other                                                     --               --              184                18            309,215
                                              --------------   --------------   --------------   ---------------   ----------------
    Total investment income                        1,444,932          405,462        1,265,900         2,608,351         53,301,430
                                              --------------   --------------   --------------   ---------------   ----------------
EXPENSES:
Investment management fees                           748,778          239,241          525,175         1,786,738         17,866,785
Distribution and service fees:
    Class A                                          130,702           30,408           68,069           286,293          2,788,010
    Class B                                           87,209           28,221           70,400           325,072          2,286,759
    Class C                                           52,577           84,056           80,655           260,583          3,405,755
    Class M                                            5,159               --               --                --                 --
    Class Q                                           19,731            1,014            9,719            95,774             37,622
Transfer agent fees:
    Class A                                           82,426           25,461           68,499           186,486          1,147,140
    Class B                                           19,261            5,926           17,762            76,113            282,783
    Class C                                           11,618           17,652           20,398            61,016            421,261
    Class I                                               --              183              475                --             12,788
    Class M                                            1,516               --               --                --                 --
    Class Q                                            1,685              446              290             4,660                375
Administrative service fees                           59,901           23,924           52,517           178,671          2,423,132
Shareholder reporting expense                         41,380            7,730           24,024            96,278            689,530
Registration fees                                     45,328           15,801           27,558            44,902             51,106
Professional fees                                      7,140            7,783            5,260            16,744            145,785
Custody and accounting expense                       193,114           67,701           54,842           181,214            681,834
Trustee fees                                           3,083            2,581              720             8,248             49,868
Offering expense                                          --           74,795               --                --                 --
Miscellaneous expense                                 12,043            2,821            2,922             4,426            118,408
                                              --------------   --------------   --------------   ---------------   ----------------
    Total expenses                                 1,522,651          635,744        1,029,285         3,613,218         32,408,941
Less:
    Net waived and reimbursed (recouped) fees         93,411          140,918               --           (70,000)                --
    Brokerage commission recapture                        --               --              566                --                 --
                                              --------------   --------------   --------------   ---------------   ----------------
    Net expenses                                   1,429,240          494,826        1,028,719         3,683,218         32,408,941
                                              --------------   --------------   --------------   ---------------   ----------------
Net investment income (loss)                          15,692          (89,364)         237,181        (1,074,867)        20,892,489
                                              --------------   --------------   --------------   ---------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES, AND
  FUTURES:
Net realized gain (loss) on:
    Investments                                   12,229,928         (218,056)       7,406,282        51,476,221        148,384,287
    Foreign currencies and forward foreign
      currency exchange contracts                    (91,004)         (10,604)        (113,397)         (869,220)          (448,726)
                                              --------------   --------------   --------------   ---------------   ----------------
Net realized gain on investments and
  foreign currencies                              12,138,924         (228,660)       7,292,885        50,607,001        147,935,561
                                              --------------   --------------   --------------   ---------------   ----------------
Net change in unrealized appreciation or
  depreciation on:
    Investments (net of estimated India
      tax of $202,962, $0, $0, $0, $0)            (5,066,372)         898,338        1,328,299       (14,826,016)       322,921,606
    Foreign currencies and forward foreign
      currency exchange contracts                     40,942          (32,718)          (5,692)          (50,018)          (290,134)
                                              --------------   --------------   --------------   ---------------   ----------------
Net change in unrealized appreciation or
  depreciation on investments and foreign
  currencies                                      (5,025,430)         865,620        1,322,607       (14,876,034)       322,631,472
                                              --------------   --------------   --------------   ---------------   ----------------
Net realized and unrealized gain on
  investments and foreign currencies               7,113,494          636,960        8,615,492        35,730,967        470,567,033
                                              --------------   --------------   --------------   ---------------   ----------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                  $    7,129,186   $      547,596   $    8,852,673   $    34,656,100   $    491,459,522
                                              ==============   ==============   ==============   ===============   ================
----------
*Foreign taxes                                $      140,074   $       47,574   $      165,359   $       275,832   $      5,942,204

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                    ING              ING              ING              ING                ING
                                                 PRECIOUS          RUSSIA        GLOBAL EQUITY       GLOBAL            WORLDWIDE
                                                  METALS            FUND           DIVIDEND        REAL ESTATE          GROWTH
                                                   FUND             FUND             FUND             FUND               FUND
                                              --------------   --------------   --------------   ---------------   ----------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*     $      322,399   $    2,635,370   $      212,869   $     1,137,239   $      1,046,275
Interest                                             124,945            2,982           13,398            69,428             97,092
Securities lending income                                322              206               --                21                 99
Other                                                     --            1,613               --                --                 --
                                              --------------   --------------   --------------   ---------------   ----------------
    Total investment income                          447,666        2,640,171          226,267         1,206,688          1,143,466
                                              --------------   --------------   --------------   ---------------   ----------------
EXPENSES:
Investment management fees                           448,043        1,386,458           24,484           280,069            704,726
Distribution and service fees:
    Class A                                          128,628          277,292            6,690            63,305             97,398
    Class B                                               --               --            4,760            12,859            176,487
    Class C                                               --               --            3,455            13,988            219,905
    Class Q                                               --               --               --                --              7,513
Transfer agent fees:
    Class A                                           72,476          156,816            5,352            38,412             71,849
    Class B                                               --               --              952             1,930             45,521
    Class C                                               --               --              691             2,101             56,778
    Class I                                               --               --               --                --                 --
    Class Q                                               --               --               --                --              1,741
Administrative service fees                           51,451          110,915            3,498            28,007             70,472
Shareholder reporting expense                         23,478           27,188            1,038            18,542             69,318
Registration fees                                     11,365           13,151            8,827            21,973             29,784
Professional fees                                      5,638            6,150           10,018             8,645             10,769
Custody and accounting expense                        32,087          280,750            7,751            31,623             80,695
Trustee fees                                           2,357            2,426              350               772              6,476
Offering expense                                          --               --           75,617                --                 --
Miscellaneous expense                                  2,447            3,762              373             1,493              1,965
                                              --------------   --------------   --------------   ---------------   ----------------
    Total expenses                                   777,970        2,264,908          153,856           523,719          1,651,397
Less:
    Net waived and reimbursed fees                        --               --           99,973            13,339             98,053
    Brokerage commission recapture                        --               --               --                --                579
                                              --------------   --------------   --------------   ---------------   ----------------
    Net expenses                                     777,970        2,264,908           53,883           510,380          1,552,765
                                              --------------   --------------   --------------   ---------------   ----------------
Net investment income (loss)                        (330,304)         375,263          172,384           696,308           (409,299)
                                              --------------   --------------   --------------   ---------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES AND
  OPTIONS:
Net realized gain (loss) on:
    Investments                                   13,474,877        7,931,703          283,980         3,338,288         13,804,877
    Foreign currencies and forward foreign
      currency exchange contracts                    (54,584)          (3,198)         (13,964)           23,124            (39,040)
    Options                                               --               --               --                --            (40,651)
                                              --------------   --------------   --------------   ---------------   ----------------
Net realized gain (loss) on investments,
  foreign currencies and options                  13,420,293        7,928,505          270,016         3,361,412         13,725,186
                                              --------------   --------------   --------------   ---------------   ----------------
Net change in unrealized appreciation or
  depreciation on:
    Investments                                  (25,933,695)      23,457,698          (62,664)         (313,022)        (4,597,220)
    Foreign currencies and forward foreign
      currency exchange contracts                     (6,830)              --             (770)           (7,687)            (3,489)
                                              --------------   --------------   --------------   ---------------   ----------------
Net change in unrealized appreciation or
  depreciation on investments, foreign
  currencies and options                         (25,940,525)      23,457,698          (63,434)         (320,709)        (4,600,709)
                                              --------------   --------------   --------------   ---------------   ----------------
Net realized and unrealized gain (loss) on
  investments, foreign currencies and
  options                                        (12,520,232)      31,386,203          206,582         3,040,703          9,124,477
                                              --------------   --------------   --------------   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                             $  (12,850,536)  $   31,761,466   $      378,966   $     3,737,011   $      8,715,178
                                              ==============   ==============   ==============   ===============   ================

----------
* Foreign taxes                               $       30,155   $      514,749   $       13,572   $        45,501   $        125,954

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                         ING EMERGING COUNTRIES FUND             ING FOREIGN FUND
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS        YEAR ENDED        SIX MONTHS       PERIOD ENDED
                                                     ENDED APRIL 30,     OCTOBER 31,     ENDED APRIL 30,     OCTOBER 31,
                                                          2004              2003              2004             2003(1)
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                         $        15,692   $       163,617   $       (89,364)  $       (28,210)
Net realized gain (loss) on investments and
  foreign currencies                                      12,138,924         7,300,407          (228,660)           42,396
Net change in unrealized appreciation or
  depreciation of investments and foreign
  currencies                                              (5,025,430)       30,374,658           865,620           474,084
                                                     ---------------   ---------------   ---------------   ---------------
  Net increase in net assets resulting from
    operations                                             7,129,186        37,838,682           547,596           488,270
                                                     ---------------   ---------------   ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                 (341,859)               --          (117,623)               --
    Class B                                                       --                --           (25,214)               --
    Class C                                                       --                --           (89,093)               --
    Class I                                                       --                --            (3,356)               --
    Class M                                                   (2,321)               --                --                --
    Class Q                                                  (96,899)               --            (5,001)               --
Net realized gains:
    Class A                                                       --                --           (33,310)               --
    Class B                                                       --                --            (7,332)               --
    Class C                                                       --                --           (26,225)               --
    Class I                                                       --                --              (920)               --
    Class Q                                                       --                --            (1,471)               --
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                         (441,079)               --          (309,545)               --
                                                     ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          49,406,514       388,617,983        69,574,785        15,069,369
Dividends reinvested                                         387,844                --           195,834                --
                                                     ---------------   ---------------   ---------------   ---------------
                                                          49,794,358       388,617,983        69,770,619        15,069,369
Cost of shares redeemed                                  (63,085,437)     (417,627,995)       (3,355,249)       (1,404,985)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
  from capital share transactions                        (13,291,079)      (29,010,012)       66,415,370        13,664,384
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets                     (6,602,972)        8,828,670        66,653,421        14,152,654
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS:
Beginning of period                                      117,816,829       108,988,159        14,152,654                --
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $   111,213,857   $   117,816,829   $    80,806,075   $    14,152,654
                                                     ===============   ===============   ===============   ===============
Undistributed net investment income (accumulated
  net investment loss) at end of period              $        10,615   $       436,002   $      (284,539)  $        45,112
                                                     ===============   ===============   ===============   ===============

----------
(1) Fund commenced operations on July 1, 2003.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 ING INTERNATIONAL
                                                            ING INTERNATIONAL FUND             SMALLCAP GROWTH FUND
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS        YEAR ENDED        SIX MONTHS        YEAR ENDED
                                                     ENDED APRIL 30,     OCTOBER 31,     ENDED APRIL 30,     OCTOBER 31,
                                                          2004              2003              2004              2003
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                         $       237,181   $       438,743   $    (1,074,867)  $      (429,026)
Net realized gain (loss) on investments and
  foreign currencies                                       7,292,885        (2,025,797)       50,607,001           689,769
Net change in unrealized appreciation or
  depreciation of investments and foreign currencies       1,322,607        17,051,753       (14,876,034)      102,597,770
                                                     ---------------   ---------------   ---------------   ---------------
  Net increase in net assets resulting from
    operations                                             8,852,673        15,464,699        34,656,100       102,858,513
                                                     ---------------   ---------------   ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                  (65,485)         (168,249)          (28,389)               --
    Class C                                                       --            (1,612)               --                --
    Class I                                                  (43,979)          (50,182)               --                --
    Class Q                                                  (38,000)          (45,138)          (35,174)               --
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                         (147,464)         (265,181)          (63,563)               --
                                                     ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          34,112,408       167,030,077        64,920,360       793,290,634
Dividends reinvested                                         123,195           197,605            53,883                --
Redemption fee proceeds                                        3,069           306,800                --                --
                                                     ---------------   ---------------   ---------------   ---------------
                                                          34,238,672       167,534,482        64,974,243       793,290,634
Cost of shares redeemed                                  (33,212,309)     (164,862,362)      (92,122,078)     (847,606,966)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
  from capital share transactions                          1,026,363         2,672,120       (27,147,835)      (54,316,332)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase in net assets                                 9,731,572        17,871,638         7,444,702        48,542,181
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS:
Beginning of period                                       97,148,773        79,277,135       341,514,791       292,972,610
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $   106,880,345   $    97,148,773   $   348,959,493   $   341,514,791
                                                     ===============   ===============   ===============   ===============
Undistributed net investment income (accumulated
  net investment loss) at end of period              $       232,239   $       142,522   $    (1,080,002)  $        58,428
                                                     ===============   ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                        ING INTERNATIONAL VALUE FUND          ING PRECIOUS METALS FUND
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS        YEAR ENDED        SIX MONTHS        YEAR ENDED
                                                     ENDED APRIL 30,     OCTOBER 31,     ENDED APRIL 30,     OCTOBER 31,
                                                          2004              2003              2004              2003
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                         $    20,892,489   $    13,420,978   $      (330,304)  $      (299,789)
Net realized gain (loss) on investments and
  foreign currencies                                     147,935,561       (98,691,670)       13,420,293        25,078,916
Net change in unrealized appreciation or
  depreciation of investments and foreign
  currencies                                             322,631,472       925,896,407       (25,940,525)       14,618,885
                                                     ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets resulting
    from operations                                      491,459,522       840,625,715       (12,850,536)       39,398,012
                                                     ---------------   ---------------   ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                              (10,229,044)       (6,749,895)               --                --
    Class I                                               (4,813,131)       (3,415,778)               --                --
    Class Q                                                 (221,805)         (275,730)               --                --
Net realized gains:
    Class A                                                       --       (26,207,763)               --                --
    Class B                                                       --        (7,376,884)               --                --
    Class C                                                       --       (11,254,215)               --                --
    Class I                                                       --        (7,198,805)               --                --
    Class Q                                                       --          (571,558)               --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                      (15,263,980)      (63,050,628)               --                --
                                                     ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         343,244,025       381,124,093        11,104,807        23,459,610
Dividends reinvested                                      11,830,764        47,901,712                --                --
                                                     ---------------   ---------------   ---------------   ---------------
                                                         355,074,789       429,025,805        11,104,807        23,459,610
Cost of shares redeemed                                 (367,552,391)     (712,137,091)      (20,011,779)      (33,507,092)
                                                     ---------------   ---------------   ---------------   ---------------
Net decrease in net assets resulting from capital
  share transactions                                     (12,477,602)     (283,111,286)       (8,906,972)      (10,047,482)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets                    463,717,940       494,463,801       (21,757,508)       29,350,530
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS:
Beginning of period                                    3,202,664,530     2,708,200,729       101,696,242        72,345,712
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $ 3,666,382,470   $ 3,202,664,530   $    79,938,734   $   101,696,242
                                                     ===============   ===============   ===============   ===============
Undistributed net investment income (accumulated
  netinvestment loss) at end of period               $    20,881,952   $    15,253,443   $      (330,304)  $            --
                                                     ===============   ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                            ING RUSSIA FUND FUND          ING GLOBAL EQUITY DIVIDEND FUND
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS        YEAR ENDED        SIX MONTHS       PERIOD ENDED
                                                     ENDED APRIL 30,     OCTOBER 31,     ENDED APRIL 30,     OCTOBER 31,
                                                          2004              2003              2004             2003(1)
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                         $       375,263   $       (18,179)  $       172,384   $         9,430
Net realized gain on investments and foreign
  currencies                                               7,928,505        11,556,777           270,016             9,296
Net change in unrealized appreciation or
  depreciation of investments and foreign
  currencies                                              23,457,698        38,398,668           (63,434)          178,540
                                                     ---------------   ---------------   ---------------   ---------------
  Net increase in net assets resulting from
    operations                                            31,761,466        49,937,266           378,966           197,266
                                                     ---------------   ---------------   ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                 (207,493)         (830,443)          (95,534)               --
    Class B                                                       --                --            (2,968)               --
    Class C                                                       --                --              (666)               --
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                         (207,493)         (830,443)          (99,168)               --
                                                     ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         105,751,936        84,437,970         5,258,488         4,106,992
Dividends reinvested                                         153,665           659,656             6,070                --
Redemption fee proceeds                                      376,827           326,534                --                --
                                                     ---------------   ---------------   ---------------   ---------------
                                                         106,282,428        85,424,160         5,264,558         4,106,992
Cost of shares redeemed                                  (35,829,222)      (58,588,061)         (226,108)               --
                                                     ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting from capital
  share transactions                                      70,453,206        26,836,099         5,038,450         4,106,992
                                                     ---------------   ---------------   ---------------   ---------------
Net increase in net assets                               102,007,179        75,942,922         5,318,248         4,304,258
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS:
Beginning of period                                      161,600,648        85,657,726         4,304,258                --
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $   263,607,827   $   161,600,648   $     9,622,506   $     4,304,258
                                                     ===============   ===============   ===============   ===============
Undistributed net investment income at end of
  period                                             $       167,770   $            --   $       110,756   $        37,540
                                                     ===============   ===============   ===============   ===============

----------
(1) Fund commenced operations on September 17, 2003.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                        ING GLOBAL REAL ESTATE FUND          ING WORLDWIDE GROWTH FUND
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS        YEAR ENDED        SIX MONTHS        YEAR ENDED
                                                     ENDED APRIL 30,      APRIL 30,      ENDED APRIL 30,      APRIL 30,
                                                          2004              2003              2004              2003
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                         $       696,308   $     1,674,859   $      (409,299)  $    (1,406,259)
Net realized gain (loss) on investments, foreign
  currencies and options                                   3,361,412         2,255,297        13,725,186          (640,594)
Net change in unrealized appreciation or
  depreciation of investments, foreign currencies
  and options                                               (320,709)        5,899,370        (4,600,709)       27,582,974
                                                     ---------------   ---------------   ---------------   ---------------
  Net increase in net assets resulting from
    operations                                             3,737,011         9,829,526         8,715,178        25,896,121
                                                     ---------------   ---------------   ---------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                 (842,288)       (1,402,599)               --                --
    Class B                                                  (41,996)          (40,533)               --                --
    Class C                                                  (45,004)          (74,301)               --                --
    Class Q                                                       --                (1)               --                --
Net realized gains:
    Class A                                               (2,440,017)         (382,139)               --                --
    Class B                                                 (103,980)          (11,315)               --                --
    Class C                                                 (110,735)          (30,471)               --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                       (3,584,020)       (1,941,359)               --                --
                                                     ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          23,487,057        11,101,275         8,705,033       297,182,498
Dividends reinvested                                       2,851,603         1,432,608                --                --
                                                     ---------------   ---------------   ---------------   ---------------
                                                          26,338,660        12,533,883         8,705,033       297,182,498
Cost of shares redeemed                                   (6,426,366)       (4,071,657)      (31,837,284)     (346,955,366)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                              19,912,294         8,462,226       (23,132,251)      (49,772,868)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets                     20,065,285        16,350,393       (14,417,073)      (23,876,747)
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS:
Beginning of period                                       44,786,818        28,436,425       144,265,601       168,142,348
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $    64,852,103   $    44,786,818   $   129,848,528   $   144,265,601
                                                     ===============   ===============   ===============   ===============
Undistributed net investment income (accumulated net
  investment loss) at end of period                  $       478,386   $       711,366   $      (409,299)  $            --
                                                     ===============   ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS     YEAR
                                                   ENDED            YEAR ENDED OCTOBER 31,            ENDED        ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,    JUNE 30,
                                                   2004         2003         2002         2001      2000(1)(2)      2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       17.32        12.44        11.87        16.33        20.17        16.74
 Income (loss) from investment operations:
 Net investment income (loss)                $        0.02         0.03        (0.10)       (0.02)       (0.24)       (0.20)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)          $        1.02         4.85         0.67        (4.44)       (3.60)        3.63
 Total from investment operations            $        1.04         4.88         0.57        (4.46)       (3.84)        3.43
 Less distributions from:
 Net investment income (loss)                $        0.09           --        (0.00)*         --           --           --
 Total distributions                         $        0.09           --           --           --           --           --
 Net asset value, end of period              $       18.27        17.32        12.44        11.87        16.33        20.17
 TOTAL RETURN(3)                             %        6.02        39.23         4.80       (27.31)      (19.04)       20.49

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      69,871       71,953       62,063       67,247       59,541       75,311
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(4)(5)                            %        2.26         2.27         2.32         2.32         2.23         2.19
 Gross expenses prior to expense
 reimbursement/recoupment(4)                 %        2.42         2.37         2.26         2.33         2.38         2.34
 Net investment income (loss) after expense
 reimbursement/recoupment(4)(5)              %        0.14         0.22        (0.56)       (0.16)       (1.31)       (1.15)
 Portfolio turnover rate                     %          42          135          124           74           94          211

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS     YEAR
                                                   ENDED            YEAR ENDED OCTOBER 31,            ENDED        ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,    JUNE 30,
                                                   2004         2003         2002         2001      2000(1)(2)      2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       17.15        12.39        11.85        16.41        20.30        16.98
 Income (loss) from investment operations:
 Net investment income (loss)                $       (0.04)       (0.06)       (0.16)       (0.11)       (0.23)       (0.35)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)          $        1.00         4.82         0.70        (4.45)       (3.66)        3.67
 Total from investment operations            $        0.96         4.76         0.54        (4.56)       (3.89)        3.32
 Net asset value, end of period              $       18.11        17.15        12.39        11.85        16.41        20.30
 TOTAL RETURN(3)                             %        5.60        38.42         4.56       (27.79)      (19.16)       19.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      16,201       16,425       15,150       14,637       22,707       30,322
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(4)(5)                            %        2.91         2.92         2.97         2.99         2.98         2.84
 Gross expenses prior to expense
 reimbursement/recoupment(4)                 %        3.07         3.02         2.91         3.00         3.12         2.99
 Net investment loss after expense
 reimbursement/recoupment(4)(5)              %       (0.49)       (0.40)       (1.23)       (0.72)       (1.01)       (1.80)
 Portfolio turnover rate                     %          42          135          124           74           94          211
---------------------------------------------------------------------------------------------------------------------------

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
     (4) Annualized for periods less that one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED) (CONTINUED)         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS     YEAR
                                                   ENDED            YEAR ENDED OCTOBER 31,            ENDED        ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,    JUNE 30,
                                                   2004         2003         2002         2001      2000(1)(2)      2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       16.32        11.79        11.41        15.81        19.56        16.35
 Income (loss) from investment operations:
 Net investment loss                         $       (0.04)       (0.06)       (0.25)       (0.12)       (0.22)       (0.32)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)          $        0.95         4.59         0.63        (4.28)       (3.53)        3.53
 Total from investment operations            $        0.91         4.53         0.38        (4.40)       (3.75)        3.21
 Net asset value, end of period              $       17.23        16.32        11.79        11.41        15.81        19.56
 TOTAL RETURN(3)                             %        5.58        38.42         3.33       (27.83)      (19.17)       19.63

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      10,467       10,033        9,519       12,746       22,456       29,610
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(4)(5)                            %        2.91         2.92         2.97         2.99         2.98         2.84
 Gross expenses prior to expense
 reimbursement/recoupment(4)                 %        3.07         3.02         2.91         3.00         3.09         2.99
 Net investment loss after expense
 reimbursement/recoupment(4)(5)              %       (0.48)       (0.40)       (1.20)       (0.73)       (0.95)       (1.80)
 Portfolio turnover rate                     %          42          135          124           74           94          211

                                                                                                     CLASS M
                                                                                       ------------------------------------
                                                                                       SIX MONTHS     YEAR       AUGUST 5,
                                                                                         ENDED        ENDED      2002(6) TO
                                                                                       APRIL 30,   OCTOBER 31,    OCT. 31,
                                                                                          2004        2003          2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                           $           17.12        12.35        12.39
 Income (loss) from investment operations:
 Net investment income (loss)                                                   $           (0.02)       (0.02)       (0.03)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)                                             $            1.00         4.79        (0.01)
 Total from investment operations                                               $            0.98         4.77        (0.04)
 Less distributions from:
 Net investment income                                                          $            0.03           --           --
 Total distributions                                                            $            0.03           --           --
 Net asset value, end of period                                                 $           18.07        17.12        12.35
 TOTAL RETURN(3)                                                                %            5.75        38.62        (0.32)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                              $           1,229        1,237        1,125
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(4)(5)                                                               %            2.66         2.67         2.73
 Gross expenses prior to expense
 reimbursement/recoupment(4)                                                    %            2.82         2.77         2.73
 Net investment loss after expense
 reimbursement/recoupment(4)(5)                                                 %           (0.24)       (0.14)       (1.32)
 Portfolio turnover rate                                                        %              42          135          124

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencment of offering of shares.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED)                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         CLASS A                     CLASS B                   CLASS C
                                                -------------------------   -------------------------  -------------------------
                                                SIX MONTHS      JULY 1,     SIX MONTHS     JULY 8,      SIX MONTHS     JULY 7,
                                                  ENDED        2003(1) TO     ENDED       2003(1) TO      ENDED       2003(3) TO
                                                APRIL 30,      OCTOBER 31,  APRIL 30,     OCTOBER 31,   APRIL 30,     OCTOBER 31,
                                                   2004           2003         2004          2003          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       11.01          10.00        10.99          10.29        11.01          10.27
 Income (loss) from investment operations:
 Net investment loss                         $       (0.00)**       (0.00)*      (0.05)**       (0.01)       (0.05)**       (0.01)
 Net realized and unrealized gain
 on investments                              $        0.85           1.01         0.85           0.72         0.85           0.75
 Total from investment operations            $        0.85           1.01         0.80           0.70         0.80           0.74
 Less distributions from:
 Net investment income                       $        0.14             --         0.13             --         0.13             --
 Net realized gain on investments            $        0.04             --         0.04             --         0.04             --
 Total distributions                         $        0.18             --         0.17             --         0.17             --
 Net asset value, end of period              $       11.68          11.01        11.62          10.99        11.64          11.01
 TOTAL RETURN(2)                             %        6.87          10.10         7.50           6.80         7.38           7.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      42,445          6,598        9,253          1,344       27,699          5,601
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(3)(4)                       %        1.71           1.95         2.46           2.70         2.46           2.70
 Gross expenses prior to expense
   reimbursement(3)                          %        2.30           6.03         3.05           6.78         3.05           6.78
 Net investment loss after
 expense reimbursement(3)(4)                 %       (0.00)         (0.32)       (0.80)         (1.03)       (0.78)         (1.03)
 Portfolio turnover rate                     %         100             50          100             50          100             50
---------------------------------------------------------------------------------------------------------------------------------

(1)  Commencment of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.
** Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND  (UNAUDITED)                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                -----------------------------------------------------------------------------
                                                SIX MONTHS                                          TEN MONTHS
                                                   ENDED            YEAR ENDED OCTOBER 31,            ENDED       YEAR ENDED
                                                 APRIL 30,   ------------------------------------   OCTOBER 31,  DECEMBER 31,
                                                   2004         2003         2002         2001      2000(1)(2)       1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        8.48         7.05         8.09        11.22        13.45        11.61
 Income (loss) from investment operations:
 Net investment income (loss)                $        0.03         0.04        (0.02)       (0.05)        0.19        (0.01)
 Net realized and unrealized gain (loss)
 on investments                              $        0.78         1.37        (1.04)       (2.14)       (1.48)        5.46
 Total from investment operations            $        0.81         1.41        (1.06)       (2.19)       (1.29)        5.45
 Less distributions from:
 Net investment income                       $        0.01         0.03           --           --         0.86         0.03
 Net realized gain on investments            $          --           --           --         0.94         0.08         3.58
 Total distributions                         $        0.01         0.03           --         0.94         0.94         3.61
 Redemption fees applied to capital          $        0.00*        0.05         0.02           --           --           --
 Net asset value, end of period              $        9.28         8.48         7.05         8.09        11.22        13.45
 TOTAL RETURN(3)                             %        9.59        20.72       (12.86)      (21.38)      (10.22)       47.85

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      55,906       43,821       43,314       37,489       30,653       25,304
 Ratios to average net assets:
 Net expenses after expense reimbursement
 and brokerage commission recapture(4)(5)    %        1.82         1.85         2.14         2.51         2.23         1.98
 Gross expenses prior to expense
 reimbursement and brokerage
 commission recapture(4)                     %        1.82         1.87         2.18         2.51         2.23         1.98
 Net investment income (loss) after expense
 reimbursement and brokerage
 commission recapture(4)(5)                  %        0.63         0.64        (0.32)       (0.74)       (0.23)       (0.21)
 Portfolio turnover rate                     %          44          100          126          169          113          144

                                                                                        CLASS B
                                                             ---------------------------------------------------------------
                                                             SIX MONTHS                                          AUGUST 22,
                                                                ENDED             YEAR ENDED OCTOBER 31,         2000(6) TO
                                                              APRIL 30,   ------------------------------------   OCTOBER 31,
                                                                2004         2003         2002         2001        2000(1)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $        8.22         6.91         8.03        11.19        12.28
 Income (loss) from investment operations:
 Net investment loss                                      $       (0.01)       (0.00)*      (0.02)       (0.62)       (0.05)
 Net realized and unrealized gain (loss)
 on investments                                           $        0.76         1.31        (1.10)       (1.60)       (1.04)
 Total from investment operations                         $        0.75         1.31        (1.12)       (2.22)       (1.09)
 Less distributions from:
 Net realized gain on investments                         $          --           --           --         0.94           --
 Total distributions                                      $          --           --           --         0.94           --
 Net asset value, end of period                           $        8.97         8.22         6.91         8.03        11.19
 TOTAL RETURN(3)                                          %        9.12        18.96       (13.95)      (21.74)       (8.88)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $      14,666       12,466       10,246        1,961           80
 Ratios to average net assets:
 Net expenses after expense reimbursement and
 brokerage commission recapture(4)(5)                     %        2.57         2.60         2.76         3.32         2.76
 Gross expenses prior to expense reimbursement and
 brokerage commission recapture(4)                        %        2.57         2.62         2.83         3.32         2.76
 Net investment loss after expense
 reimbursement and brokerage commission recapture(4)(5)   %       (0.17)       (0.05)       (1.10)       (1.40)       (7.02)
 Portfolio turnover rate                                  %          44          100          126          169          113
----------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year-end from December 31 to October 31
(2) Effective July 26, 2000, ING Investments, LLC, became the Investment Adviser of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of offering of shares.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED) (CONTINUED)              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS C
                                                             ----------------------------------------------------------------
                                                             SIX MONTHS                                         SEPTEMBER 15,
                                                                ENDED             YEAR ENDED OCTOBER 31,         2000(1) TO
                                                              APRIL 30,   ------------------------------------   OCTOBER 31,
                                                                2004         2003         2002         2001        2000(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $        8.22         6.91         8.02        11.21        11.67
 Income (loss) from investment operations:
 Net investment loss                                      $       (0.01)       (0.00)*      (0.02)       (0.62)       (0.04)
 Net realized and unrealized gain (loss) on
   investments                                            $        0.76         1.31        (1.09)       (1.63)       (0.42)
 Total from investment operations                         $        0.75         1.31        (1.11)       (2.25)       (0.46)
 Less distributions from:
 Net investment income                                    $          --         0.00*          --           --           --
 Net realized gain on investments                         $          --           --           --         0.94           --
 Total distributions                                      $          --         0.00*          --         0.94           --
 Net asset value, end of period                           $        8.97         8.22         6.91         8.02        11.21
 TOTAL RETURN(3)                                          %        9.12        18.97       (13.84)      (21.98)       (3.94)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $      16,132       14,526       12,384        1,514           85
 Ratios to average net assets:
 Net expenses after expense reimbursement and
 brokerage commission recapture(4)(5)                     %        2.57         2.60         2.76         3.31         2.96
 Gross expenses prior to expense
 reimbursement and brokerage commission
   recapture(4)                                           %        2.57         2.62         2.84         3.31         2.96
 Net investment loss after expense
 reimbursement and brokerage commission
   recapture(4)(5)                                        %       (0.21)       (0.05)       (1.18)       (1.46)       (3.97)
 Portfolio turnover rate                                  %          44          100          126          169          113
-----------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of offering of shares.
(2)  The Fund changed its fiscal year-end from December 31 to October 31.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND (UNAUDITED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                -----------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS       YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,           ENDED          ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,     JUNE 30,
                                                   2004         2003         2002         2001        2000(1)        2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       25.37        18.35        21.85        36.08        40.94        23.80
 Income (loss) from investment operations:
 Net investment income (loss)                $       (0.06)        0.01        (0.07)       (0.11)       (0.10)       (0.18)
 Net realized and unrealized gain (loss)
 on investments                              $        2.68         7.01        (3.43)      (11.39)       (4.76)       19.38
 Total from investment operations            $        2.62         7.02        (3.50)      (11.50)       (4.86)       19.20
 Less distributions from:
 Net investment income                       $          --           --           --         0.24           --           --
 Net realized gain on investments            $          --           --           --         2.49           --         2.06
 Total distributions                         $          --           --           --         2.73           --         2.06
 Net asset value, end of period              $       27.99        25.37        18.35        21.85        36.08        40.94
 TOTAL RETURN(2)                             %       10.35        38.26       (16.02)      (34.30)      (11.90)       82.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     164,355      150,043      123,206      153,804      273,393      278,480
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(3)(4)                            %        1.91         1.95         1.95         1.83         1.67         1.67
 Gross expenses prior to expense
 reimbursement/recoupment(3)                 %        1.87         1.94         1.99         1.83         1.67         1.67
 Net investment income (loss) after expense
 reimbursement/recoupment(3)(4)              %       (0.44)        0.00        (0.32)       (0.33)       (0.80)       (0.76)
 Portfolio turnover rate                     %          59          114          149          143           56          164

                                                                                  CLASS B
                                                -----------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS      YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,           ENDED         ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,    JUNE 30,
                                                   2004         2003         2002         2001        2000(1)       2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       26.43        19.25        23.06        38.05        43.27        25.33
 Income (loss) from investment operations:
 Net investment loss                         $       (0.17)       (0.24)       (0.32)       (0.32)       (0.20)       (0.37)
 Net realized and unrealized gain (loss)
 on investments                              $        2.81         7.42        (3.49)      (11.98)       (5.02)       20.50
 Total from investment operations            $        2.64         7.18        (3.81)      (12.30)       (5.22)       20.13
 Less distributions from:
 Net investment income                       $          --           --           --         0.07           --           --
 Net realized gain on investments            $          --           --           --         2.62           --         2.19
 Total distributions                         $          --           --           --         2.69           --         2.19
 Net asset value, end of period              $       29.07        26.43        19.25        23.06        38.05        43.27
 TOTAL RETURN(2)                             %        9.99        37.30       (16.52)      (34.59)      (12.05)       81.63

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      63,688       62,104       52,661       74,541      126,861      132,028
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(3)(4)                            %        2.56         2.60         2.60         2.48         2.32         2.32
 Gross expenses prior to expense
 reimbursement/recoupment(3)                 %        2.52         2.59         2.63         2.48         2.32         2.32
 Net investment loss after expense
 reimbursement/recoupment(3)(4)              %       (1.11)       (0.68)       (0.98)       (0.98)       (1.46)       (1.41)
 Portfolio turnover rate                     %          59          114          149          143           56          164
-----------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less that one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND (UNAUDITED)
(CONTINUED)                                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS      YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,           ENDED         ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,    JUNE 30,
                                                   2004         2003         2002         2001        2000(1)       2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       24.23        17.65        21.14        34.93        39.71        23.34
 Income (loss) from investment operations:
 Net investment loss                         $       (0.15)       (0.29)       (0.32)       (0.38)       (0.18)       (0.31)
 Net realized and unrealized gain (loss)
 on investments                              $        2.57         6.87        (3.17)      (10.91)       (4.60)       18.69
 Total from investment operations            $        2.42         6.58        (3.49)      (11.29)       (4.78)       18.38
 Less distributions from:
 Net investment income                       $          --           --           --         0.09           --           --
 Net realized gain on investments            $          --           --           --         2.41           --         2.01
 Total distributions                         $          --           --           --         2.50           --         2.01
 Net asset value, end of period              $       26.65        24.23        17.65        21.14        34.93        39.71
 TOTAL RETURN(2)                             %        9.99        37.28       (16.51)      (34.62)      (12.04)       80.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      50,549       50,227       46,703       69,320      136,830      144,068
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(3)(4)                            %        2.56         2.60         2.60         2.48         2.32         2.32
 Gross expenses prior to expense
 reimbursement/recoupment(3)                 %        2.52         2.59         2.63         2.48         2.32         2.32
 Net investment loss after expense
 reimbursement/recoupment(3)(4)              %       (1.12)       (0.68)       (0.99)       (0.98)       (1.46)       (1.41)
 Portfolio turnover rate                     %          59          114          149          143           56          164
---------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less that one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                             --------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                    YEAR ENDED OCTOBER 31,
                                                              APRIL 30,   -------------------------------------------------
                                                                2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $       13.71        10.40        12.33        16.68        14.75
 Income (loss) from investment operations:
 Net investment income                                    $        0.10         0.08         0.06         0.11         0.15
 Net realized and unrealized gain (loss)
 on investments                                           $        2.02         3.48        (1.64)       (2.44)        2.58
 Total from investment operations                         $        2.12         3.56        (1.58)       (2.33)        2.73
 Less distributions from:
 Net investment income                                    $        0.09         0.05         0.09         0.14         0.11
 Net realized gain on investments                         $          --         0.20         0.26         1.88         0.69
 Total distributions                                      $        0.09         0.25         0.35         2.02         0.80
 Net asset value, end of period                           $       15.74        13.71        10.40        12.33        16.68
 TOTAL RETURN(1)                                          %       15.52        35.11       (13.31)      (15.89)       18.56

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $   1,942,569    1,641,943    1,356,334    1,195,760      920,591
 Ratios to average net assets:
 Expenses(2)                                              %        1.65         1.74         1.76         1.67         1.64
 Net investment income(2)                                 %        1.34         0.66         0.58         0.88         1.14
 Portfolio turnover rate                                  %          17            9           20           15           34

                                                                                        CLASS B
                                                             --------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                    YEAR ENDED OCTOBER 31,
                                                              APRIL 30,   -------------------------------------------------
                                                                2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $       13.45        10.23        12.13        16.43        14.57
 Income (loss) from investment operations:
 Net investment income (loss)                             $        0.05        (0.00)*      (0.02)        0.02         0.07
 Net realized and unrealized gain (loss)
 on investments                                           $        1.99         3.42        (1.62)       (2.41)        2.51
 Total from investment operations                         $        2.04         3.42        (1.64)       (2.39)        2.58
 Less distributions from:
 Net investment income                                    $          --           --         0.00*        0.03         0.03
 Net realized gain on investments                         $          --         0.20         0.26         1.88         0.69
 Total distributions                                      $          --         0.20         0.26         1.91         0.72
 Net asset value, end of period                           $       15.49        13.45        10.23        12.13        16.43
 TOTAL RETURN(1)                                          %       15.17        34.11       (13.90)      (16.48)       17.69

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $     455,495      420,651      375,967      421,884      437,765
 Ratios to average net assets:
 Expenses(2)                                              %        2.35         2.44         2.45         2.37         2.34
 Net investment income (loss)(2)                          %        0.59        (0.04)       (0.13)        0.16         0.45
 Portfolio turnover rate                                  %          17            9           20           15           34
---------------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED) (CONTINUED)        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS C
                                                             --------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                    YEAR ENDED OCTOBER 31,
                                                              APRIL 30,   -------------------------------------------------
                                                                2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $       13.42        10.21        12.10        16.41        14.55
 Income (loss) from investment operations:
 Net investment income (loss)                             $        0.05        (0.00)*      (0.02)        0.02         0.07
 Net realized and unrealized gain (loss)
 on investments                                           $        1.98         3.41        (1.61)       (2.41)        2.52
 Total from investment operations                         $        2.03         3.41        (1.63)       (2.39)        2.59
 Less distributions from:
 Net investment income                                    $          --           --         0.00*        0.04         0.04
 Net realized gain on investments                         $          --         0.20         0.26         1.88         0.69
 Total distributions                                      $          --         0.20         0.26         1.92         0.73
 Net asset value, end of period                           $       15.45        13.42        10.21        12.10        16.41
 TOTAL RETURN(1)                                          %       15.13        34.08       (13.85)      (16.52)       17.76

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $     673,722      628,704      573,712      603,229      605,678
 Ratios to average net assets:
 Expenses(2)                                              %        2.35         2.44         2.46         2.37         2.34
 Net investment income (loss)(2)                          %        0.59        (0.04)       (0.13)        0.16         0.46
 Portfolio turnover rate                                  %          17            9           20           15           34
---------------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING PRECIOUS METALS FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                ----------------------------------------------------------------------------
                                                                                                       TEN
                                                SIX MONTHS                                           MONTHS         YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,           ENDED         ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,  DECEMBER 31,
                                                   2004         2003         2002         2001     2000(1)(2)       1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        6.94         4.40         3.05         2.27         3.29         3.03
 Income (loss) from investment operations:
 Net investment income (loss)                $       (0.02)       (0.02)       (0.01)        0.02         0.01        (0.01)
 Net realized and unrealized gain (loss)
 on investments                              $       (0.94)        2.56         1.38         0.76        (1.03)        0.27
 Total from investment operations            $       (0.96)        2.54         1.37         0.78        (1.02)        0.26
 Less distributions from:
 Net investment income                       $          --           --         0.02         0.00*          --           --
 Total distributions                         $          --           --         0.02         0.00*          --           --
 Net asset value, end of period              $        5.98         6.94         4.40         3.05         2.27         3.29
 TOTAL RETURN(3)                             %      (13.83)       57.73        45.01        34.56       (30.98)        8.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      79,939      101,696       72,346       60,563       40,130       72,516
 Ratios to average net assets:
 Expenses(4)                                 %        1.51         1.57         1.73         1.96         2.18         1.94
 Net investment income (loss)(4)             %       (0.64)       (0.36)       (0.33)        0.67         0.28        (0.02)
 Portfolio turnover rate                     %          33           94           54           83           27           79
----------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year-end from December 31 to October 31.
(2) Effective July 26, 2000, ING Investments, LLC, became the Investment Adviser of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
*    Amount represents less than $0.01 per share

                 See Accompanying Notes to Financial Statements

ING RUSSIA FUND (UNAUDITED)                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                ----------------------------------------------------------------------------
                                                                                                     TEN
                                                SIX MONTHS                                          MONTHS        YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,          ENDED        ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,  DECEMBER 31,
                                                   2004         2003         2002         2001     2000(1)(2)     1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       19.13        12.15         8.04         7.15         6.74         2.64
 Income (loss) from investment operations:
 Net investment income (loss)                $        0.04        (0.00)*       0.17        (0.04)       (0.07)        0.18
 Net realized and unrealized gain (loss)
 on investments                              $        4.47         7.06         3.92         0.93         0.48         3.99
 Total from investment operations            $        4.51         7.06         4.09         0.89         0.41         4.17
 Less distributions from:
 Net investment income                       $        0.02         0.12           --           --           --         0.07
 Total distributions                         $        0.02         0.12           --           --           --         0.07
 Redemption fees applied to capital          $        0.04         0.04         0.02           --           --           --
 Net asset value, end of period              $       23.58        19.13        12.15         8.04         7.15         6.74
 TOTAL RETURN(3)                             %       23.40        58.98        51.12        12.45         6.08       159.76

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     263,608      161,601       85,658       49,019       53,637       59,011
 Ratios to average net assets:
 Net expenses after redemption fee proceeds
 and expense reimbursement(4)(5)             %        2.04         2.09         1.77         2.23         1.40         2.23
 Gross expenses prior to redemption fee
 proceeds and expense reimbursement(4)       %        2.04         2.09         2.20         2.77         2.85         3.32
 Net investment income (loss) after
 redemption fee proceeds and expense
 reimbursement(4)(5)                         %        0.34        (0.02)        1.33        (0.56)       (0.90)        4.39
 Portfolio turnover rate                     %           7           23           32           28           52           91
----------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year-end from December 31 to October 31.
(2) Effective July 26, 2000, ING Investments, LLC, became the Investment Adviser of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (UNAUDITED)                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        CLASS A                   CLASS B                  CLASS C
                                                ------------------------- ------------------------ ------------------------
                                                SIX MONTHS  SEPTEMBER 17, SIX MONTHS   OCTOBER 24, SIX MONTHS   OCTOBER 29,
                                                   ENDED     2003(1) TO      ENDED     2003(1) TO     ENDED     2003(3) TO
                                                 APRIL 30,   OCTOBER 31,   APRIL 30,   OCTOBER 31,  APRIL 30,   OCTOBER 31,
                                                   2004         2003         2004         2003        2004         2003
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       10.49        10.00        10.49        10.31       10.48        10.44
 Income from investment operations:
 Net investment income                       $        0.26         0.02         0.33         0.00*       0.34         0.00*
 Net realized and unrealized gain
 on investments                              $        0.75         0.47         0.65         0.18        0.63         0.04
 Total from investment operations            $        1.01         0.49         0.98         0.18        0.97         0.04
 Less distributions from:
 Net investment income                       $        0.23           --         0.23           --        0.22           --
 Total distributions                         $        0.23           --         0.23           --        0.22           --
 Net asset value, end of period              $       11.27        10.49        11.24        10.49       11.23        10.48
 TOTAL RETURN(2)                             %        9.78         4.90         9.54         1.75        9.45         0.38

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       6.509        4,274        1,748           12       1,365           19
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                         %        1.40         1.40         2.15         2.15        2.15         2.15
 Gross expenses prior to expense
 reimbursement(3)                            %        4.21         7.00         4.96         7.75        4.96         7.75
 Net investment income after expense
 reimbursement(3)(4)                         %        4.70         3.58         5.39        (0.67)       5.89        (0.88)
 Portfolio turnover rate                     %          33            3           33            3          33            3
---------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share

                 See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              CLASS A                                CLASS B
                                                -------------------------------------  -------------------------------------
                                                SIX MONTHS      YEAR      NOVEMBER 5,  SIX MONTHS     YEAR        MARCH 15,
                                                   ENDED        ENDED     2001(1) TO      ENDED       ENDED      2002(1) TO
                                                 APRIL 30,   OCTOBER 31,  OCTOBER 31,   APRIL 30,   OCTOBER 31,  OCTOBER 31,
                                                   2004         2003         2002         2004         2003         2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       13.06        10.40        10.01        11.74         9.43        10.03
 Income (loss) from investment operations:
 Net investment income                       $        0.13         0.57         0.45         0.03         0.48         0.16
 Net realized and unrealized gain (loss)
 on investments                              $        1.12         2.79         0.31         1.03         2.47        (0.58)
 Total from investment operations            $        1.25         3.36         0.76         1.06         2.95        (0.42)
 Less distributions from:
 Net investment income                       $        0.23         0.54         0.37         0.20         0.48         0.18
 Net realized gain on investments            $        0.76         0.16           --         0.76         0.16           --
 Total distributions                         $        0.99         0.70         0.37         0.96         0.64         0.18
 Net asset value, end of period              $       13.32        13.06        10.40        11.84        11.74         9.43
 TOTAL RETURN(2)                             %        9.98        33.77         7.47         9.45        32.83        (4.29)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      56,746       41,549       25,440        3,604        1,506          677
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                         %        1.75         1.75         1.76         2.50         2.50         2.52
 Gross expenses prior to and expense
 reimbursement(3)                            %        1.79         1.95         2.46         2.54         2.70         3.19
 Net investment income after proceeds
 and expense reimbursement(3)(4)             %        2.53         5.14         4.12         1.97         4.44         3.74
 Portfolio turnover rate                     %          60          124          141           60          124          141
----------------------------------------------------------------------------------------------------------------------------

                                                                                                    CLASS C
                                                                                       --------------------------------------
                                                                                       SIX MONTHS      YEAR      JANUARY 8,
                                                                                          ENDED        ENDED     2002(1) TO
                                                                                        APRIL 30,   OCTOBER 31,  OCTOBER 31,
                                                                                           2004        2003         2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                           $           12.14         9.70         9.99
 Income (loss) from investment operations:
 Net investment income                                                          $            0.03         0.45         0.19
 Net realized and unrealized gain (loss)
 on investments                                                                 $            1.07         2.60        (0.31)
 Total from investment operations                                               $            1.10         3.05        (0.12)
 Less distributions from:
 Net investment income                                                          $            0.19         0.45         0.17
 Net realized gain on investments                                               $            0.76         0.16           --
 Total distributions                                                            $            0.96         0.61         0.17
 Net asset value, end of period                                                 $           12.29        12.14         9.70
 TOTAL RETURN(2)                                                                %            9.54        32.89        (1.24)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                              $           4,501        1,732        2,320
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                                 %            2.50         2.50         2.52
 Gross expenses prior to and expense
 reimbursement(3)                                                               %            2.54         2.70         3.19
 Net investment income after proceeds
 and expense reimbursement(3)(4)                                                %            2.04         4.60         3.51
 Portfolio turnover rate                                                        %              60          124          141
---------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS      YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,           ENDED         ENDED
                                                 APRIL 30,   ------------------------------------  OCTOBER 31,    JUNE 30,
                                                   2004         2003         2002         2001      2000(1)(2)      2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       14.76        12.36        15.45        26.36        29.98        23.58
 Income (loss) from investment operations:
 Net investment loss                         $       (0.02)*      (0.06)       (0.12)**     (0.11)       (0.07)       (0.15)
 Net realized and unrealized gain (loss)
 on investments                              $        0.92         2.46        (2.97)**     (9.73)       (3.55)        9.62
 Total from investment operations            $        0.90         2.40        (3.09)       (9.84)       (3.62)        9.47
 Less distributions from:
 Net realized gain on investments            $          --           --           --         0.77           --         3.07
 Tax return of capital                       $          --           --           --         0.30           --           --
 Total distributions                         $          --           --           --         1.07           --         3.07
 Net asset value, end of period              $       15.66        14.76        12.36        15.45        26.36        29.98
 TOTAL RETURN(3)                             %        6.10        19.42       (20.00)      (38.80)      (12.07)       42.43

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      51,908       56,877       69,478      134,152      246,590      235,341
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment and brokerage commission
 recapture(4)(5)                             %        1.85         1.85         1.86         1.85         1.61         1.67
 Gross expenses prior to expense
 reimbursement/recoupment and
 brokerage commission recapture(4)           %        1.98         1.93         1.96         1.95         1.61         1.67
 Net investment loss after expense
 reimbursement/recoupment and
 brokerage commission recapture(4)(5)        %       (0.23)       (0.35)       (0.83)       (0.65)       (0.71)       (0.79)
 Portfolio turnover rate                     %          45          125          281          302           71          169

                                                                                  CLASS B
                                                ---------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS     YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,           ENDED        ENDED
                                                 APRIL 30,    -----------------------------------  OCTOBER 31,   JUNE 30,
                                                   2004         2003         2002         2001      2000(1)(2)      2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       16.19        13.65        17.19        29.52        33.66        26.64
 Income (loss) from investment operations:
 Net investment loss                         $       (0.08)       (0.16)       (0.25)**     (0.31)       (0.15)       (0.28)
 Net realized and unrealized gain (loss)
 on investments                              $        1.02         2.70        (3.29)**    (10.82)       (3.99)       10.76
 Total from investment operations            $        0.94         2.54        (3.54)      (11.13)       (4.14)       10.48
 Less distributions from:
 Net realized gain on investments            $          --           --           --         0.86           --         3.46
 Tax return of capital                       $          --           --           --         0.34           --           --
 Total distributions                         $          --           --           --         1.20           --         3.46
 Net asset value, end of period              $       17.13        16.19        13.65        17.19        29.52        33.66
 TOTAL RETURN(3)                             %        5.81        18.61       (20.59)      (39.19)      (12.27)       41.54

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      32,875       35,459       38,603       71,943      126,756      130,988
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment and brokerage commission
 recapture(4)(5)                             %        2.50         2.50         2.51         2.51         2.26         2.32
 Gross expenses prior to expense
 reimbursement/recoupment and
 brokerage commission recapture(4)           %        2.63         2.58         2.61         2.61         2.26         2.32
 Net investment loss after expense
 reimbursement/recoupment and
 brokerage commission recapture(4)(5)        %       (0.87)       (1.00)       (1.46)       (1.31)       (1.37)       (1.44)
 Portfolio turnover rate                     %          45          125          281          302           71          169
---------------------------------------------------------------------------------------------------------------------------

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.
** Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (UNAUDITED) (CONTINUED)           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period. CLASS C

                                                                                  CLASS C
                                                ---------------------------------------------------------------------------
                                                SIX MONTHS                                         FOUR MONTHS     YEAR
                                                   ENDED             YEAR ENDED OCTOBER 31,           ENDED        ENDED
                                                 APRIL 30,   ------------------------------------   OCTOBER 31,   JUNE 30,
                                                   2004         2003         2002         2001      2000(1)(2)      2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       14.41        12.14        15.29        26.26        29.92        23.69
 Income (loss) from investment operations:
 Net investment loss                         $       (0.07)       (0.15)       (0.22)*      (0.40)       (0.13)       (0.33)
 Net realized and unrealized gain (loss)
 on investments                              $        0.90         2.42        (2.93)*      (9.50)       (3.53)        9.65
 Total from investment operations            $        0.83         2.27        (3.15)       (9.90)       (3.66)        9.32
 Less distributions from:
 Net realized gain on investments            $          --           --           --         0.77           --         3.09
 Tax return of capital                       $          --           --           --         0.30           --           --
 Total distributions                         $          --           --           --         1.07           --         3.09
 Net asset value, end of period              $       15.24        14.41        12.14        15.29        26.26        29.92
 TOTAL RETURN(3)                             %        5.76        18.70       (20.60)      (39.20)      (12.23)       41.48

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      40,211       45,476       51,868      102,919      213,843      239,432
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment) and brokerage commission
 recapture(4)(5)                             %        2.50         2.50         2.51         2.51         2.26         2.32
 Gross expenses prior to expense
 reimbursement/recoupment and
 brokerage commission recapture(4)           %        2.63         2.58         2.61         2.60         2.26         2.32
 Net investment loss after expense
 reimbursement/recoupment and
 brokerage commission recapture(4)(5)        %       (0.88)       (1.01)       (1.46)       (1.30)       (1.37)       (1.44)
 Portfolio turnover rate                     %          45          125          281          302           71          169
---------------------------------------------------------------------------------------------------------------------------

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1993 with nine separate series ("Funds"): ING Emerging Countries Fund ("Emerging Countries"), ING Foreign Fund ("Foreign") ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth"), ING Precious Metals Fund ("Precious Metals"), ING Russia Fund ("Russia"), ING Global Equity Dividend Fund ("Global Equity Dividend"), ING Global Real Estate Fund ("Global Real Estate") and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with two separate series (Funds). The one Fund in this annual report is ING International Value Fund ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends from net investment income are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-dividend date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investors except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to May 17, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to May 17, 2002; or (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value. International Value may reopen in the future subject to the discretion of the Board of Trustees ("Board").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and assets for which market quotations are not readily available (which may include certain

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

    For the Russia Fund the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the "RTS") declines by 2 1/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

    The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  OPTIONS CONTRACTS. All Funds may purchase put and call options and may write
    (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended April 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                       PURCHASES          SALES
                                     --------------  --------------
Emerging Countries                   $   48,622,604  $   61,094,338
Foreign                                 102,446,854      43,483,990
International                            53,285,900      44,211,306
International Small Cap Growth          204,605,142     223,190,493
International Value                     594,313,448     702,795,398
Precious Metals                          31,800,938      40,010,304
Russia                                   83,267,102      14,835,188
Global Equity Dividend                    7,187,443       2,216,971
Global Real Estate                       48,781,637      32,709,541
Worldwide Growth                         62,280,223      83,347,440

NOTE 4 -- REDEMPTION FEES

A 2% redemption fee is charged on shares of the Russia Fund that are redeemed within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2004 were $376,827 and are set forth in the statement of changes in net assets. For the year ended October 31, 2003, the redemption fee proceeds were $326,534 and are set forth in the statement of changes in net assets.

International imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2004 were $3,069 and are set forth in the statements of changes in net assets. For the year ended October 31, 2003, the redemption fee proceeds were $306,800 and are set forth in the statement of changes in net assets.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ("ING"). The Investment Management Agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                       AS A PERCENTAGE OF AVERAGE NET ASSETS
                       -------------------------------------
Emerging Countries     1.25%
Foreign                1.00% on the first $500 million; and 0.90% thereafter
International          1.00%
International
  SmallCap Growth      1.00% on first $500 million; 0.90% on
                       next $500 million; and 0.85% in excess of $1 billion
International Value    1.00%
Precious Metals        1.00% on first $50 million; and 0.75% thereafter
Russia                 1.25%
Global Equity
  Dividend             0.70%
Global Real Estate     1.00%
Worldwide Growth       1.00% on first $250 million; 0.90% on next $250 million;
                       0.80% on next $500 million; and 0.75% in excess
                       of $1billion

Julius Baer Investment Management Inc. ("JBIM"), a registered investment adviser wholly owned by the Julius Baer Group, serves as Sub-Adviser to the Foreign Fund pursuant to a Sub-Advisory Agreement between the Adviser and JBIM.

Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment adviser serves as Sub-Adviser to International, Precious Metals and Worldwide Growth Funds pursuant to a Sub-Advisory Agreement between the Adviser and ING Aeltus. Both the Adviser and ING Aeltus are indirect, wholly owned subsidiaries of ING and affiliates of each other.

Nicholas-Applegate Capital Management ("NACM"), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Sub-Advisory Agreement between the Adviser and NACM.

Brandes Investment Partners, LLC ("Brandes"), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Sub-Advisory Agreement between the Adviser and Brandes.

ING Clarion Real Estate Securities ("ING Clarion") a registered investment advisor, serves as a Sub-Adviser to the Global Real Estate Fund pursuant to a Sub-Advisory Agreement between the Adviser and ING Clarion.

ING Investment Management Advisors B.V. ("IIMA"), a registered investment advisor, serves as Sub-Adviser to the Russia Fund, the Emerging Countries Fund and the Global Equity Dividend Fund pursuant to a Sub-Advisory Agreement between the Adviser and IIMA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. IFS is a wholly-owned indirect subsidiary of ING. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (CONTINUED)

International Value Fund also pays IFS an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), a wholly-owned indirect subsidiary of ING, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                               CLASS A     CLASS B     CLASS C     CLASS I    CLASS M    CLASS Q
                               -------     -------     -------     -------    -------    -------
Emerging Countries                0.35%       1.00%       1.00%        N/A       0.75%      0.25%
Foreign                           0.25%       1.00%       1.00%        N/A        N/A       0.25%
International                     0.25%       1.00%       1.00%        N/A        N/A       0.25%
International SmallCap Growth     0.35%       1.00%       1.00%        N/A        N/A       0.25%
International Value               0.30%       1.00%       1.00%        N/A        N/A       0.25%
Precious Metals                   0.25%        N/A         N/A         N/A        N/A        N/A
Russia                            0.25%        N/A         N/A         N/A        N/A        N/A
Global Equity Dividend            0.25%       1.00%       1.00%        N/A        N/A       0.25%
Global Real Estate                0.25%       1.00%       1.00%        N/A        N/A       0.25%
Worldwide Growth                  0.35%       1.00%       1.00%        N/A        N/A       0.25%

Fees paid to the Distributor by class during the six months ended April 30, 2004 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended April 30, 2004, the Distributor retained the following amounts in sales charges for the Funds:

                                      CLASS A    CLASS B   CLASS C     CLASS M
                                      SHARES      SHARES    SHARES     SHARES
                                    ----------   -------   -------   ----------
Initial Sales Charges               $  566,653       n/a       n/a   $      848
Contingent Deferred Sales Charges   $   65,273   $     0   $ 7,191          n/a

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                      ACCRUED                              ACCRUED
                                    INVESTMENT           ACCRUED          SHAREHOLDER
                                    MANAGEMENT       ADMINISTRATIVE      SERVICES AND
                                       FEES               FEES         DISTRIBUTION FEES     TOTAL
                                 ----------------   ----------------   -----------------  ------------
Emerging Countries               $        126,787   $         10,142   $          50,195  $    187,124
Foreign                                    63,471              6,337              37,918       107,726
International                              93,270              9,326              39,925       142,521
International Small Cap Growth            369,479             29,945             162,215       561,639
International Value                     3,111,235            311,097           1,463,204     4,885,536
Precious Metals                            72,636              7,843              19,610       100,089
Russia                                    310,818             24,864              62,164       397,846
Global Equity Dividend                      5,511                787               3,857        10,155
Global Real Estate                         55,769              5,442              18,683        79,894
Worldwide Growth                          112,177             11,217              79,923       203,317

At April 30, 2004, one shareholder owned 6.42% of the Russia Fund. Also, at April 30, 2004, the following wholly-owned indirect subsidiaries of ING owned the following Funds:

ING Life Insurance and Annuity Company - Global Equity Dividend Fund (46.9%) and International Fund (7.7%)

ING National Nederlanden Intervest -- Global Real Estate Fund (55.0%)

ING National Trust -- International Fund (17.7%) and International Growth Fund (38.0%)

Investment activities of these shareholders could have material impact on the Funds.

The Adviser may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the

--------------------------------------------------------------------------------

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 8 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2004, the following Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                                      PAYABLE FOR
                                     CUSTODIAN FEES
                                     --------------
Global Equity Dividend                  $   5,907
Worldwide Growth                           92,205

                                       PAYABLE FOR
                                        TRANSFER
                                       AGENT FEES
                                       -----------
Global Equity Dividend                  $   5,730
Precious Metals                            78,091
Worldwide Growth                          111,442

                                       PAYABLE FOR
                                      POSTAGE FEES
                                      ------------
Precious Metals                         $  98,020
Worldwide Growth                          118,732

                                       PAYABLE FOR
                                      PRINTING FEES
                                      -------------
Worldwide Growth                        $ 102,556

                                       PAYABLE FOR
                                     ORGANIZATIONAL
                                          FEES
                                     --------------
Global Equity Dividend                  $   9,190

                                       PAYABLE FOR
                                      OFFERING FEES
                                      -------------
Global Equity Dividend                  $  48,566

NOTE 9 -- EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

                                CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q
                                SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
                                -------     -------     -------     -------     -------     -------
Emerging Countries                2.25%       2.90%       2.90%        N/A        2.65%       2.15%
Foreign(1)                        1.70%       2.45%       2.45%       1.35%        N/A        1.60%
International                     1.95%       2.70%       2.70%       1.60%        N/A        1.85%
International SmallCap Growth     1.95%       2.60%       2.60%        N/A         N/A        1.85%
International Value                N/A         N/A         N/A         N/A         N/A         N/A
Precious Metals                   2.75%        N/A         N/A         N/A         N/A         N/A
Russia                            3.35%       4.10%        N/A         N/A         N/A         N/A
Global Equity Dividend            1.40%       2.15%       2.15%       1.15%        N/A        1.40%
Global Real Estate                1.75%       2.50%       2.50%        N/A         N/A        1.75%
Worldwide Growth                  1.85%       2.50%       2.50%        N/A         N/A        1.75%

----------
(1) Prior to December 1, 2003, the expense limitation notes for Class A, Class B, Class C, Class I and Class Q were 1.95%, 2.70%, 2.70%, 1.60% and 1.85%
     respectively.

For International Fund, the voluntary expense limits provided above were effective July 1, 2003.

The Adviser will at a later date recoup from a Fund for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Adviser of such waived and reimbursed fees are reflected net on the accompanying Statements of Operations for each Fund. Amounts payable by the Adviser are reflected on the accompanying statements of Assets and Liabilities for each Fund.

As of April 30, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Adviser, and the related expiration dates are as follows:

                                                        APRIL 30,
                                 ------------------------------------------------------
                                       2005               2006               2007            TOTAL
                                 ----------------   ----------------   ----------------   ------------
Emerging Countries                             --   $         44,308   $        157,889   $    202,197
Foreign                                        --                 --            211,531        211,531
International                                  --             43,933                 --         43,933
International SmallCap Growth                  --             36,689                 --         36,689
Global Equity Dividend                         --                 --            128,407        128,407
Global Real Estate               $        134,855            123,749             13,339        271,943
Worldwide Growth                          637,105            109,327            163,640        910,072

NOTE 10 -- CALL OPTIONS WRITTEN

                        NUMBER OF    PREMIUMS
WORLDWIDE GROWTH        CONTRACTS    RECEIVED      VALUE
----------------        ---------    --------     -------
Options Written               96     $  1,728     $ 1,440
                        ---------    --------     -------
Options outstanding
  at April 30, 2004           96     $  1,728     $ 1,440
                        =========    ========     =======

NOTE 11 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the six months ended April 30, 2004:

The following Funds utilized the line of credit during the six months ended April 30, 2004:

                                                       APPROXIMATE
                                    APPROXIMATE          WEIGHTED
                       DAYS        AVERAGE DAILY         AVERAGE
                     UTILIZED         BALANCE         INTEREST RATE
                     --------      -------------      -------------
Emerging Countries      25          $ 1,055,640           1.51%
Precious Metals          2            1,230,000           1.51%
Russia                   2            2,040,000           1.50%
Worldwide Growth         4            1,035,000           1.45%

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                              CLASS A SHARES                 CLASS B SHARES                   CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR          SIX MONTHS        YEAR         SIX MONTHS         YEAR
                                         ENDED            ENDED           ENDED           ENDED           ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                               1,903,721      15,077,519         152,933          84,548          92,671         352,142
Dividends reinvested                         17,566              --              --              --              --              --
Shares redeemed                          (2,249,292)    (15,912,953)       (216,241)       (349,157)       (100,238)       (544,473)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net decrease in shares outstanding         (328,005)       (835,434)        (63,308)       (264,609)         (7,567)       (192,331)
                                      =============   =============   =============   =============   =============   =============

EMERGING COUNTRIES ($)
Shares sold                           $  34,374,273   $ 209,705,771   $   2,918,687   $   1,250,314   $   1,735,113   $   4,452,036
Dividends reinvested                        299,006              --              --             ---              --              --
Shares redeemed                         (40,674,744)   (222,355,701)     (4,133,905)     (4,809,392)     (1,799,088)     (6,896,237)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net decrease                          $  (6,001,465)  $ (12,649,930)  $  (1,215,218)  $  (3,559,078)  $     (63,975)  $  (2,444,201)
                                      =============   =============   =============   =============   =============   =============

                                              CLASS Q SHARES                 CLASS M SHARES
                                      -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED           ENDED           ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                 541,224      12,331,900           8,201           3,626
Dividends reinvested                          4,931              --             136              --
Shares redeemed                            (848,712)    (12,967,395)        (12,601)        (22,486)
                                      -------------   -------------   -------------   -------------
Net decrease in shares outstanding         (302,557)       (635,495)         (4,264)        (18,860)
                                      =============   =============   =============   =============

EMERGING COUNTRIES ($)
Shares sold                           $  10,219,895   $ 173,161,999   $     158,546   $      47,863
Dividends reinvested                         86,541              --           2,297              --
Shares redeemed                         (16,233,406)   (183,269,201)       (244,294)       (297,464)
                                      -------------   -------------   -------------   -------------
Net decrease                          $  (5,926,970)  $ (10,107,202)  $     (83,451)  $    (249,601)
                                      =============   =============   =============   =============

                                              CLASS A SHARES                 CLASS B SHARES                  CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS        JULY 1,       SIX MONTHS        JULY 8,       SIX MONTHS        JULY 3,
                                          ENDED        2003(1) TO         ENDED        2003(1) TO         ENDED        2003(1) TO
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
FOREIGN (NUMBER OF SHARES)
Shares sold                               3,244,076         702,682         688,070         124,952       1,913,057         513,787
Dividends reinvested                          8,613              --           2,178              --           6,274              --
Shares redeemed                            (217,618)       (103,607)        (16,180)         (2,654)        (47,931)         (5,086)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding        3,035,071         599,075         674,068         122,298       1,871,400         508,701
                                      =============   =============   =============   =============   =============   =============

FOREIGN ($)
Shares sold                           $  38,190,937   $   7,385,657   $   8,056,438   $   1,332,337   $  22,577,135   $   5,506,304
Dividends reinvested                         93,658              --          23,547              --          67,948              --
Shares redeemed                          (2,590,268)     (1,050,695)       (194,078)        (28,662)       (570,753)        (55,392)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase                          $  35,694,327   $   6,334,962   $   7,885,907   $   1,303,675   $  22,074,330   $   5,450,912
                                      =============   =============   =============   =============   =============   =============

----------
(1) Commencement of operations of class.

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                              CLASS I SHARES                  CLASS Q SHARES
                                      -----------------------------   -----------------------------
                                       SIX MONTHS     SEPTEMBER 10,    SIX MONTHS       JULY 11,
                                          ENDED        2003(1) TO         ENDED        2003(1) TO
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004             2003           2004            2003
                                      -------------   -------------   -------------   -------------
FOREIGN (NUMBER OF SHARES)
Shares sold                                  13,106          16,997          51,133          62,839
Dividends reinvested                            387              --             597              --
Shares redeemed                                  --              --             (13)        (24,630)
                                      -------------   -------------   -------------   -------------
Net increase in shares outstanding           13,493          16,997          51,717          38,209
                                      =============   =============   =============   =============

FOREIGN ($)
Shares sold                           $     147,465   $     185,032   $     602,810   $     660,039
Dividends reinvested                          4,209              --           6,472              --
Shares redeemed                                  --             (39)           (150)       (270,197)
                                      -------------   -------------   -------------   -------------
Net increase                          $     151,674   $     184,993   $     609,132   $     389,842
                                      =============   =============   =============   =============

                                              CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS          YEAR        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                         ENDED             ENDED          ENDED           ENDED           ENDED           ENDED
                                        APRIL 30,       OCTOBER 31,     APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004             2003           2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                               1,888,929       7,762,080         300,643         411,047         273,303         687,730
Dividends reinvested                          4,890          14,078               1              --              --             223
Shares redeemed                          (1,033,550)     (8,754,777)       (181,966)       (378,329)       (241,554)       (714,120)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
  outstanding                               860,269        (978,619)        118,678          32,718          31,749         (26,167)
                                      =============   =============   =============   =============   =============   =============

INTERNATIONAL ($)
Shares sold                           $  17,190,136   $  55,834,069   $   2,673,257   $   2,964,613   $   2,405,279   $   4,915,756
Dividends reinvested                         41,300         100,936              --              --              --           1,567
Redemption fee proceeds                       3,069         306,800              --              --              --              --
Shares redeemed                          (9,639,938)    (62,551,570)     (1,632,309)     (2,692,370)     (2,172,520)     (5,079,397)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $   7,594,567   $  (6,309,765)  $   1,040,948   $     272,243   $     232,759   $    (162,074)
                                      =============   =============   =============   =============   =============   =============

                                              CLASS I SHARES                  CLASS Q SHARES
                                      -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED           ENDED           ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2002
                                      -------------   -------------   -------------   -------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                 619,956       4,236,967         721,808        9,642,22
Dividends reinvested                          5,236           7,018           4,519           6,300
Shares redeemed                            (546,884)     (3,777,860)     (1,739,702)     (8,885,673)
                                      -------------   -------------   -------------   -------------
Net increase (decrease) in shares
  outstanding                                78,308         466,125      (1,013,375)        762,854
                                      =============   =============   =============   =============

INTERNATIONAL ($)
Shares sold                           $   5,516,209   $  31,427,964   $   6,327,527   $  71,887,675
Dividends reinvested                         43,979          50,182          37,916          44,920
Shares redeemed                          (4,819,766)    (28,083,521)    (14,947,776)    (66,455,504)
                                      -------------   -------------   -------------   -------------
Net increase (decrease)               $     740,422   $   3,394,625   $  (8,582,333)  $   5,477,091
                                      =============   =============   =============   =============

----------
(1) Commencement of operations of class.

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                              CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                         ENDED            ENDED           ENDED           ENDED          ENDED            ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
INTERNATIONAL SMALLCAP GROWTH
   (NUMBER OF SHARES)
Shares sold                               1,382,084      19,584,957         145,986         259,509         101,019       1,022,290
Dividends reinvested                            864              --              --              --              --              --
Shares redeemed                          (1,425,761)    (20,385,263)       (305,143)       (645,907)       (277,267)     (1,596,079)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net decrease in shares outstanding          (42,813)       (800,306)       (159,157)       (386,398)       (176,248)       (573,789)
                                      =============   =============   =============   =============   =============   =============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                           $  38,731,298   $ 382,529,561   $   4,347,614   $   5,554,909   $   2,825,598   $  19,024,592
Dividends reinvested                         21,615              --              --              --              --              --
Shares redeemed                         (39,904,378)   (401,765,381)     (8,965,239)    (13,344,655)     (7,474,302)    (29,846,873)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net decrease                          $  (1,151,465)  $ (19,235,820)  $  (4,617,625)  $  (7,789,746)  $  (4,648,704)  $ (10,822,281)
                                      =============   =============   =============   =============   =============   =============

                                              CLASS Q SHARES
                                      -----------------------------
                                        SIX MONTHS        YEAR
                                          ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,
                                          2004            2003
                                      -------------   -------------
INTERNATIONAL SMALLCAP GROWTH
   (NUMBER OF SHARES)
Shares sold                                 679,530      18,417,622
Dividends reinvested                          1,207              --
Shares redeemed                          (1,250,992)    (19,100,237)
                                      -------------   -------------
Net decrease in shares outstanding         (570,255)       (682,615)
                                      =============   =============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                           $  19,015,850   $ 386,181,572
Dividends reinvested                         32,268              --
Shares redeemed                         (35,778,159)   (402,650,057)
                                      -------------   -------------
Net decrease                          $ (16,730,041)  $ (16,468,485)
                                      =============   =============

                                              CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR         SIX MONTHS        YEAR
                                          ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,     OCTOBER 31,
                                          2004            2003            2004            2003            2004           2003
                                      -------------   -------------   -------------   -------------   -------------  --------------
INTERNATIONAL VALUE (NUMBER OF
  SHARES)
Shares sold                              17,501,493      26,629,999         411,480         789,733         115,711         366,016
Dividends reinvested                        521,338       2,380,188              --         522,401              --         793,701
Shares redeemed                         (14,369,651)    (39,577,685)     (2,269,963)     (6,780,391)     (3,355,207)    (10,503,035)
                                      -------------   -------------   -------------   -------------   -------------  --------------
Net increase (decrease) in shares
  outstanding                             3,653,180     (10,567,498)     (1,858,483)     (5,468,257)     (3,239,496)     (9,343,318)
                                      =============   =============   =============   =============   =============  ==============

INTERNATIONAL VALUE ($)
Shares sold                           $ 270,860,886   $ 300,379,527   $   6,306,795   $   8,617,865   $   1,723,395  $    3,763,939
Dividends reinvested                      7,157,972      24,301,715              --       5,265,802              --       7,984,632
Shares redeemed                        (220,833,194)   (433,441,524)    (34,448,977)    (72,491,973)    (51,029,855)   (111,900,151)
                                      -------------   -------------   -------------   -------------   -------------  --------------
Net increase (decrease)               $  57,185,664   $(108,760,282)  $ (28,142,182)  $ (58,608,306)  $ (49,306,460) $ (100,151,580)
                                      =============   =============   =============   =============   =============  ==============

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                              CLASS I SHARES                  CLASS Q SHARES
                                      -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED           ENDED           ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------
INTERNATIONAL VALUE (NUMBER OF
  SHARES)
Shares sold                               4,159,791       5,744,382          17,939         414,335
Dividends reinvested                        334,126         960,472           6,447          55,079
Shares redeemed                          (3,589,703)     (7,324,179)       (394,825)     (1,192,380)
                                      -------------   -------------   -------------   -------------
Net increase (decrease) in shares
  outstanding                               904,214        (619,325)       (370,439)       (722,966)
                                      =============   =============   =============   =============

INTERNATIONAL VALUE ($)
Shares sold                           $  64,075,320   $  64,019,780   $     277,629   $   4,342,982
Dividends reinvested                      4,584,206       9,787,206          88,586         562,357
Shares redeemed                         (55,041,863)    (81,395,062)     (6,198,502)    (12,908,381)
                                      -------------   -------------   -------------   -------------
Net increase (decrease)               $  13,617,663   $  (7,588,076)  $  (5,832,287)  $  (8,003,042)
                                      =============   =============   =============   =============

                                              CLASS A SHARES
                                      -----------------------------
                                        SIX MONTHS        YEAR
                                          ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,
                                          2004            2003
                                      -------------   -------------
PRECIOUS METALS (NUMBER OF SHARES)
Shares sold                               1,486,835       4,466,542
Shares redeemed                          (2,774,426)     (6,273,160)
                                      -------------   -------------
Net decrease in shares outstanding       (1,287,591)     (1,806,618)
                                      =============   =============

PRECIOUS METALS ($)
Shares sold                           $  11,104,807   $  23,459,610
Shares redeemed                         (20,011,779)    (33,507,092)
                                      -------------   -------------
Net decrease                          $  (8,906,972)  $ (10,047,482)
                                      =============   =============

                                              CLASS A SHARES
                                      -----------------------------
                                        SIX MONTHS        YEAR
                                          ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,
                                          2004            2003
                                      -------------   -------------
RUSSIA (NUMBER OF SHARES)
Shares sold                               4,263,304       4,909,238
Dividends reinvested                          7,087          54,743
Shares redeemed                          (1,539,519)     (3,566,373)
                                      -------------   -------------
Net increase in shares outstanding        2,730,872       1,397,608
                                      =============   =============

RUSSIA ($)
Shares sold                           $ 105,751,936   $  84,437,970
Dividends reinvested                        153,665         659,656
Redemption fee proceeds                     376,827         326,534
Shares redeemed                         (35,829,222)    (58,588,061)
                                      -------------   -------------
Net increase                          $  70,453,206   $  26,836,099
                                      =============   =============

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                              CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS     SEPTEMBER 17,    SIX MONTHS      OCTOBER 24,     SIX MONTHS      OCTOBER 29,
                                          ENDED        2003(1) TO         ENDED        2003(1) TO         ENDED         2003(1) TO
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
GLOBAL EQUITY DIVIDEND (NUMBER OF
  SHARES)
Shares sold                                 183,424         407,533         154,777           1,107         124,895           1,773
Dividends reinvested                            401              --             121              --              64              --
Shares redeemed                             (13,719)             --            (410)             --          (5,201)             --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding          170,106         407,533         154,488           1,107         119,758           1,773
                                      =============   =============   =============   =============   =============   =============

GLOBAL EQUITY DIVIDEND ($)
Shares sold                           $   2,100,043   $   4,077,071   $   1,748,219   $      11,411   $   1,410,226   $      18,510
Dividends reinvested                          4,148              --           1,256              --             666              --
Shares redeemed                            (158,001)             --          (8,507)             --         (59,600)             --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase                          $   1,946,190   $   4,077,071   $   1,740,968   $      11,411   $   1,351,292   $      18,510
                                      =============   =============   =============   =============   =============   =============

                                              CLASS A SHARES                 CLASS B SHARES                   CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS          YEAR         SIX MONTHS        YEAR
                                         ENDED            ENDED          ENDED            ENDED           ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004            2003            2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
GLOBAL REAL ESTATE (NUMBER OF SHARES)
Shares sold                               1,306,669         672,726         192,261          98,078         224,370         108,973
Dividends reinvested                        202,053         138,301           9,918           5,050          11,950          10,157
Shares redeemed                            (428,612)        (74,909)        (26,130)        (46,588)        (12,751)       (215,666)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
  outstanding                             1,080,110         736,118         176,049          56,540         223,569         (96,536)
                                      =============   =============   =============   =============   =============   =============

GLOBAL REAL ESTATE ($)
Shares sold                           $  18,161,657   $   8,188,091   $   2,393,798   $   1,043,292   $   2,931,602   $   1,155,540
Dividends reinvested                      2,594,544       1,498,260         114,394          49,301         142,665         100,274
Shares redeemed                          (5,945,593)       (902,108)       (312,933)       (467,192)       (167,840)     (2,208,270)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)               $  14,810,608   $   8,784,243   $   2,195,259   $     625,401   $   2,906,427   $    (952,456)
                                      =============   =============   =============   =============   =============   =============

                                              CLASS A SHARES                 CLASS B SHARES                   CLASS C SHARES
                                      -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR         SIX MONTHS          YEAR        SIX MONTHS         YEAR
                                         ENDED            ENDED           ENDED            ENDED          ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004            2003            2004             2003           2004            2003
                                      -------------   -------------   -------------   -------------   -------------   -------------
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                 230,786      12,783,099          52,913          74,457          21,156         525,179
Shares redeemed                            (771,266)    (14,551,712)       (323,706)       (713,016)       (539,598)     (1,639,911)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net decrease in shares outstanding         (540,480)     (1,768,613)       (270,793)       (638,559)       (518,442)     (1,114,732)
                                      =============   =============   =============   =============   =============   =============

WORLDWIDE GROWTH ($)
Shares sold                           $   3,630,093   $ 161,726,758   $     955,457   $   1,068,420   $     353,562   $   6,434,456
Shares redeemed                         (12,115,147)   (185,501,020)     (5,627,892)    (10,063,284)     (8,269,161)    (20,391,680)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net decrease                          $  (8,485,054)  $ (23,774,262)  $  (4,672,435)  $  (8,994,864)  $  (7,915,599)  $ (13,957,224)
                                      =============   =============   =============   =============   =============   =============

----------
(1) Commencement of operations of class.

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                              CLASS Q SHARES
                                      -----------------------------
                                        SIX MONTHS        YEAR
                                          ENDED           ENDED
                                        APRIL 30,      OCTOBER 31,
                                          2004            2003
                                      -------------   -------------
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                 206,209       8,644,664
Shares redeemed                            (316,151)     (8,840,185)
                                      -------------   -------------
Net decrease in shares outstanding         (109,942)       (195,521)
                                      =============   =============

WORLDWIDE GROWTH ($)
Shares sold                           $   3,765,921   $ 127,952,864
Shares redeemed                          (5,825,084)   (130,999,382)
                                      -------------   -------------
Net decrease                          $  (2,059,163)  $  (3,046,518)
                                      =============   =============

NOTE 13 -- ILLIQUID SECURITIES

                                                              INITIAL                                          PERCENT
                                                            ACQUISITION                                        OF NET
FUND                       SECURITY            SHARES          DATE           COST              VALUE          ASSETS
---------------     --------------------      ---------     -----------   ------------      --------------    ---------
Foreign             Centrenergo ADR                 306      12/17/03     $      3,623      $        6,145         0.0%
                                                                          ------------      --------------    ---------
                                                                          $      3,623      $        6,145         0.0%
                                                                          ============      ==============    =========
Precious Metals     Oxiani Resources NL       2,500,000      05/13/03     $  1,125,863      $    1,480,508         1.9%
                                                                          ------------      --------------    ---------
                                                                          $  1,125,863      $    1,480,508         1.9%
                                                                          ============      ==============    =========
Russia              Aeroflot                  2,446,350      08/15/97     $    950,126      $    2,372,960         0.9%
                    Konakovskaya Gres         4,200,000      10/03/03        2,254,000           2,289,000         0.9%
                    Novy Neft Ltd.              180,000      11/14/03        2,220,495           2,637,000         1.0%
                    Novy Neft II Ltd.           365,000      02/23/04        3,770,625           3,869,000         1.5%
                    Sun Interbrew Ltd. GDR      311,000      01/25/00        1,176,976           2,488,000         0.9%
                                                                          ------------      --------------    ---------
                                                                          $ 10,372,222      $   13,655,960         5.2%
                                                                          ============      ==============    =========

NOTE 14 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

INDUSTRY CONCENTRATION (GLOBAL REAL ESTATE FUND AND PRECIOUS METALS FUND). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

REGION CONCENTRATION (RUSSIA FUND). As a result of the Fund concentrating its assets in a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If securities in the region that the Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

NON-DIVERSIFIED (RUSSIA, PRECIOUS METALS AND GLOBAL REAL ESTATE FUNDS). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified fund.

NOTE 14 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial

--------------------------------------------------------------------------------

NOTE 15 -- SECURITIES LENDING (CONTINUED)

institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Cash collateral on loaned securities. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2004, the following Funds had securities on loan with the following market values:

                                  VALUE OF
                                 SECURITIES        VAUE OF
FUND                               LOANED         COLLATERAL
----                            ------------     ------------
Emerging                        $  7,497,370     $  7,996,046
Foreign                            2,692,386        3,042,073
International                      1,956,695        2,092,414
International Value               58,674,873       61,474,663

NOTE 16 -- FEDERAL INCOME TAXES

During the six months ended April 30, 2004, the foreign taxes paid or withheld were $140,074, $47,574, $165,359 $275,832, $5,942,204, $30,155, $514,749,
$13,572, $45,501 and $125,954 on foreign source income for Emerging Countries Fund, Foreign Fund, International Fund, International SmallCap Growth Fund, International Value Fund, Precious Metals Fund, Russia Fund, Global Equity Dividend Fund, Global Real Estate Fund and Worldwide Growth Fund, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid. Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions were as follow:

SIX MONTHS ENDED          ORDINARY        LONG-TERM
APRIL 30, 2004:            INCOME       CAPITAL GAINS
                        ------------    -------------
Emerging Countries      $    441,079               --
Foreign                      309,545               --
International                147,464               --
International
   SmallCap Growth            63,563               --
International Value       15,263,980               --
Russia                       207,493               --
Global Equity Dividend        99,168               --
Global Real Estate         2,476,373    $   1,107,647

YEAR ENDED                ORDINARY        LONG-TERM
OCTOBER 31, 2003:          INCOME       CAPITAL GAINS
                        ------------    --------------
International           $    265,181    $          --
International Value       25,983,597       37,067,031
Russia                       830,443               --
Global Real Estate         1,822,494          118,865

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2003:

                                                      EXPIRATION
                                       AMOUNT           DATES
                                   --------------     ----------
Emerging Countries                 $   60,639,644        2005
                                       13,086,178        2007
                                       43,359,407        2008
                                       35,091,427        2009
                                       18,266,429        2010
                                   --------------
                                      170,443,085
Foreign                                        --          --
International                          10,848,967        2007
                                        3,061,891        2008
                                       10,784,182        2009
                                       10,921,164        2010
                                        2,172,053        2011
                                   --------------
                                       37,788,257

--------------------------------------------------------------------------------

NOTE 15 -- FEDERAL INCOME TAXES (CONTINUED)

                                                      EXPIRATION
                                       AMOUNT           DATES
                                   --------------     ----------
International SmallCap Growth      $   10,415,246        2008
                                      169,641,211        2009
                                       57,646,473        2010
                                   --------------
                                      237,702,930
International Value                    98,526,506        2011
Precious Metals                         2,774,685        2007
                                       29,274,648        2008
                                       14,912,400        2009
                                       10,385,023        2010
                                   --------------
                                       57,346,756
Russia                                 19,103,295        2007
                                       24,852,618        2008
                                        6,238,545        2009
                                   --------------
                                       50,194,458
Global Equity Dividend                         --          --
Global Real Estate                             --          --
Worldwide Growth                        3,901,638        2008
                                      143,482,004        2009
                                       81,779,077        2010
                                        6,183,953        2011
                                   --------------
                                      235,346,672

NOTE 17 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 18 -- SUBSEQUENT EVENT

In July 2004, ING Aeltus expects to change its name to ING Investment Management Co.

                                                        PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND                     as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 93.6%

                     AUSTRIA: 0.7%
      14,300    @    Bank Austria Creditanstalt AG               $       811,682
                                                                 ---------------
                                                                         811,682
                                                                 ---------------
                     BRAZIL: 8.8%
      38,600    @    Banco Itau Holding
                     Financeira SA ADR                                 1,530,104
      64,300   @,L   Cia Energetica de Minas
                       Gerais ADR                                        990,863
      49,600         Cia Vale do Rio Doce ADR                          1,938,864
   9,911,700         Eletropaulo Metropolitana de
                       Sao Paulo SA                                      198,436
     145,600         Petroleo Brasileiro SA -
                       Petrobras ADR                                   3,632,719
      69,459    L    Tele Norte Leste
                       Participacoes SA ADR                              822,395
      20,500         Votorantim Celulose e Papel SA                      643,700
                                                                 ---------------
                                                                       9,757,081
                                                                 ---------------
                     CHILE: 1.3%
     232,500         Enersis SA ADR                                    1,406,625
                                                                 ---------------
                                                                       1,406,625
                                                                 ---------------
                     CHINA: 2.4%
   1,394,000         China Oilfield Services Ltd.                        402,126
   1,462,000    @    China Petroleum & Chemical Corp.                    506,090
   1,200,000    L    China Telecom Corp. Ltd.                            357,701
     608,000    L    Huaneng Power Intl., Inc.                           569,040
   1,384,000         Zhejiang Expressway Co. Ltd.                        865,022
                                                                 ---------------
                                                                       2,699,979
                                                                 ---------------
                     CZECHOSLOVAKIA: 0.4%
      39,821         Cesky Telecom AS                                    497,763
                                                                 ---------------
                                                                         497,763
                                                                 ---------------
                     HONG KONG: 3.4%
     487,000    @    China Mobile Ltd.                                 1,286,212
   1,232,000    @    China Resources Power
                       Holdings Co.                                      659,453
     381,000         Citic Pacific Ltd.                                  932,985
   1,195,000         CNOOC Ltd                                           432,816
     471,900    @    Lifestyle International
                       Holdings Ltd                                      493,088
                                                                 ---------------
                                                                       3,804,554
                                                                 ---------------
                     INDIA: 5.4%
     240,000    @    Larsen & Toubro Ltd.                              3,061,929
      15,500         Ranbaxy Laboratories Ltd. GDR                       373,550
     101,514  @,#,L  Reliance Industries Ltd. GDR                      2,613,986
                                                                 ---------------
                                                                       6,049,465
                                                                 ---------------
                     INDONESIA: 1.3%
   3,325,600    @    Perusahaan Gas Negara PT                            492,289
   1,030,500    L    Telekomunikasi Indonesia Tbk PT                     944,605
                                                                 ---------------
                                                                       1,436,894
                                                                 ---------------
                     ISRAEL: 2.8%
     144,600         Makhteshim-Agan Industries Ltd                      585,143
      41,000    @    Teva Pharmaceutical
                       Industries ADR                                  2,523,960
                                                                 ---------------
                                                                       3,109,103
                                                                 ---------------
                     MALAYSIA: 6.7%
     719,000         Commerce Asset Holdings BHD                 $       946,053
     434,000         Gamuda BHD                                          639,579
     211,200    @    Genting BHD                                         917,053
     508,800         Malayan Banking BHD                               1,405,895
   1,636,590         Public Bank BHD                                   1,472,931
     346,000    @    Resorts World BHD                                   910,526
     456,000    @    Telekom Malaysia Bhd                              1,134,000
                                                                 ---------------
                                                                       7,426,037
                                                                 ---------------
                     MEXICO: 7.6%
      52,600    @    America Movil SA de CV ADR                        1,777,880
      46,700   @,L   Cemex SA de CV ADR                                1,375,315
      13,400    @    Fomento Economico
                       Mexicano SA de CV ADR                             585,848
      43,600    @    Grupo Aeroportuario Del
                       Sureste SA de CV                                  852,380
     129,800         Grupo Financiero
                       Banorte SA de CV                                  459,842
     185,500    @    Grupo Mexico SA de CV                               547,696
      14,350    @    Grupo Televisa SA ADR                               625,517
      36,800    @    Telefonos de
                       Mexico SA de CV ADR                             1,256,352
      15,910         TV Azteca SA de CV ADR                              145,577
     265,759         Wal-Mart de Mexico SA de CV                         777,206
                                                                 ---------------
                                                                       8,403,613
                                                                 ---------------
                     PERU: 0.5%
      28,000    @    Cia de Minas Buenaventura SA                        605,920
                                                                 ---------------
                                                                         605,920
                                                                 ---------------
                     POLAND: 1.2%
     324,000         Telekomunikacja Polska SA GDR                     1,314,241
                                                                 ---------------
                                                                       1,314,241
                                                                 ---------------
                     RUSSIA: 5.7%
      20,800    @    LUKOIL ADR                                        2,262,000
      11,000         MMC Norilsk Nickel                                  654,500
      19,966         OAO Gazprom ADR                                     702,803
      17,700         Surgutneftegaz ADR                                  578,790
       7,700    @    Vimpel-Communications ADR                           691,152
      31,975    L    YUKOS ADR                                         1,419,690
                                                                 ---------------
                                                                       6,308,935
                                                                 ---------------
                     SOUTH AFRICA: 7.6%
     151,600         Absa Group Ltd.                                     977,432
      34,900   @,L   Anglogold Ltd.                                    1,096,558
     770,000         Firstrand Ltd.                                    1,062,642
      89,500         Harmony Gold
                       Mining Co. Ltd. ADR                               988,080
      10,900         Impala Platinum Holdings Ltd.                       741,944
     122,500    @    MTN Group Ltd.                                      512,453
      59,600         Sasol Ltd.                                          894,482
     266,900         Standard Bank Group Ltd.                          1,539,723
     511,400         Steinhoff Intl. Holdings Ltd.                       635,919
                                                                 ---------------
                                                                       8,449,233
                                                                 ---------------
                     SOUTH KOREA: 17.1%
       3,830         Cheil Communications Inc                            535,322
      12,740         Honam Petrochemical Corp.                           474,486
      26,060         Hyundai Motor Co.                                   993,894
      53,461         Kookmin Bank                                      1,995,646
      14,680         KT Corp.                                            511,708
      12,980         LG Chem Ltd.                                        524,355

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND         as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     SOUTH KOREA (CONTINUED)
      19,440         LG Electronics, Inc.                        $     1,179,638
      15,090         POSCO                                             1,845,498
      16,950         Samsung Electronics Co. Ltd.                      8,046,319
      13,140         Samsung Fire & Marine
                       Insurance Co. Ltd.                                873,499
       2,720         Shinsegae Co. Ltd.                                  614,309
       8,260         SK Telecom Co. Ltd.                               1,407,935
                                                                 ---------------
                                                                      19,002,609
                                                                 ---------------
                     TAIWAN: 14.4%
     182,613    L    Asustek Computer, Inc. GDR                          405,401
     227,700         China Motor Corp. Ltd.                              359,851
      19,000         China Steel Corp. GDR                               332,500
   1,216,000         Chinatrust Financial Holding Co.                  1,306,779
     979,300         Compal Electronics, Inc.                          1,102,523
   1,195,406         Eva Airways Corp.                                   487,590
     510,000         Evergreen Marine Corp                               391,481
     369,000         Formosa Plastics Corp                               527,619
   1,476,000         Fubon Financial Holding Co. Ltd.                  1,408,465
     114,060         HON HAI Precision Industry                          449,785
     123,425    L    HON HAI Precision Industry GDR                    1,134,276
     185,000    @    Ichia Technologies, Inc.                            467,790
      73,450         MediaTek, Inc.                                      700,893
   1,084,000         Mega Financial Holding Co. Ltd.                     727,670
   1,437,360         Nan Ya Plastic Corp.                              1,929,749
   1,357,372    @    Taiwan Semiconductor
                       Manufacturing Co. Ltd.                          2,349,454
   1,660,626    @    United Microelectronics Corp.                     1,489,664
     597,968         Yuanta Core Pacific
                       Securities Co.                                    405,005
                                                                 ---------------
                                                                      15,976,495
                                                                 ---------------
                     THAILAND: 2.4%
     192,500    @    Bangkok Bank PCL                                    471,507
     879,150         Bangkok Expressway PCL                              483,412
     334,500    @    Kasikornbank PCL                                    405,480
   3,019,200         Land & House Pub Co. Ltd.                           837,619
     141,400         PTT PCL                                             515,981
                                                                 ---------------
                                                                       2,713,999
                                                                 ---------------
                     TURKEY: 1.7%
 242,540,000         Akbank Tas                                        1,128,491
 238,372,000    @    Turkiye Garanti Bankasi AS                          730,996
                                                                 ---------------
                                                                       1,859,487
                                                                 ---------------
                     UNITED KINGDOM: 2.2%
     124,100    @    Anglo American PLC                                2,497,844
                                                                 ---------------
                     Total Common Stock
                       (Cost $74,708,601)                            104,131,559
                                                                 ---------------
WARRANTS: 4.3%
                     INDIA: 4.3%
      54,400   @,E   Bharat Heavy Electricals Ltd.,
                       Expires 09/09/2005                        $       717,536
     114,200   @,E   Hindustan Lever Ltd.,
                       Expires 01/25/2005                                363,156
      10,100   @,E   Infosys Technologies Ltd.,
                       Expires 06/14/2004                              1,169,075
     115,800   @,E   ICICI Bank Ltd.,
                       Expires 07/16/2004                                821,022
      48,700   @,E   Larsen & Toubro Ltd.,
                       Expires 04/24/2006                                621,412
      57,000   @,E   Oil & Natural
                       Gas Corp Ltd.,
                       Expires 03/09/2009                              1,076,730
                     Total Warrants
                       (Cost $3,368,983)                               4,768,931
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $ 78,077,584)*                    97.9%   $   108,900,490
                     OTHER ASSETS AND
                       LIABILITIES-NET                    2.1         2,313,367
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $   111,213,857
                                                        =====    ===============

@           Non-income producing security
ADR         American Depositary Receipt
GDR         Global Depositary Receipt
E           Equity Linked Product
#           Securities with purchases pursuant to Rule 144A, under the
            Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
L           Loaned security, a portion or all of the security is on loan at
            April 30, 2004.
*           Cost for federal income tax purposes is $80,892,731. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $    30,671,234
              Gross Unrealized Depreciation                           (2,663,475)
                                                                 ---------------
              Net Unrealized Appreciation                        $    28,007,759
                                                                 ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND         as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                 PERCENTAGE OF
INDUSTRY                                                           NET ASSETS
------------------------------------------------------------------------------
Advertising                                                             0.5%
Airlines                                                                0.4
Auto Manufacturers                                                      1.2
Banks                                                                  15.5
Beverages                                                               0.5
Building Materials                                                      1.2
Chemicals                                                               6.0
Commercial Services                                                     1.2
Computers                                                               2.4
Diversified Financial Services                                          2.0
Electric                                                                3.4
Electrical Components and Equipment                                     8.9
Electronics                                                             0.8
Engineering and Construction                                            1.9
Entertainment                                                           0.8
Forest Products and Paper                                               0.6
Gas                                                                     1.1
Holding Companies-Diversified                                           3.6
Home Builders                                                           0.8
Home Furnishings                                                        0.6
Household Products/Wares                                                0.3
Insurance                                                               0.8
Iron/Steel                                                              2.0
Lodging                                                                 0.8
Media                                                                   0.7
Mining                                                                  8.2
Oil and Gas                                                            10.2
Oil and Gas Services                                                    0.4
Pharmaceuticals                                                         2.6
Retail                                                                  1.7
Semiconductors                                                          4.1
Software                                                                1.1
Telecommunications                                                     11.2
Transportation                                                          0.4
Other Assets and Liabilities - Net                                      2.1
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

At April 30, 2004, the following forward currency exchange contracts were outstanding for the ING Emerging Countries Fund:

                                         IN
                  BUY/    SETTLEMENT   EXCHANGE                 UNREALIZED
CURRENCY          SELL       DATE        FOR        VALUE      APPRECIATION
--------          ----    ----------   --------     -----      ------------
Pound Sterling                           USD
GBP 26,074        Sell     05/04/04     46,231     $ 46,238       $   7
                                                                  =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                                as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 78.5%

                     ARGENTINA: 0.1%
      10,042         Grupo Financiero Galicia SA                 $        71,298
                                                                 ---------------
                                                                          71,298
                                                                 ---------------
                     AUSTRALIA: 1.6%
      98,207         AMP Ltd.                                            409,237
      71,306    @    John Fairfax Holdings Ltd.                          172,515
      40,246    @    Newcrest Mining Ltd.                                331,348
      33,465    @    News Corp. Ltd.                                     308,630
      16,243    @    Sons of Gwalia Ltd.                                  29,092
      29,316         Southcorp Ltd                                        75,584
                                                                 ---------------
                                                                       1,326,406
                                                                 ---------------
                     AUSTRIA: 2.7%
      12,424    @    Bank Austria Creditanstalt AG                       705,198
       5,938    @    British Land Co. PLC                                 68,394
       4,530    @    Erste Bank Der Oesterreichischen
                       S.p.Arkassen AG                                   677,980
       1,210    @    Flughafen Wien AG                                    66,868
       1,815    @    OMV AG                                              331,800
       3,750    @    Telekom Austria AG                                   55,068
       7,393    @    Wienerberger AG                                     241,500
                                                                 ---------------
                                                                       2,146,808
                                                                 ---------------
                     BELGIUM: 1.5%
         179         Almancora Comm Va                                     8,647
       4,222    @    Almanij NV                                          249,514
       4,467    @    Belgacom SA                                         135,477
      30,794    @    Fortis                                              670,366
       2,923    @    KBC Bancassurance Holding                           164,300
                                                                 ---------------
                                                                       1,228,304
                                                                 ---------------
                     BRAZIL: 1.1%
       4,277    @    Aracruz Celulose SA                                 133,186
      24,009   @,L   Centrais Eletricas Brasileiras SA                   133,610
      41,133    @    Centrais Eletricas Brasileiras
                       SA ADR                                            216,413
       6,501    @    Cia de Bebidas das
                       Americas ADR,                                     121,959
       5,000         Cia de Concessoes Rodoviarias                        43,095
         808   @,L   Cia Energetica de Minas
                       Gerais ADR                                         12,451
       1,196   @,L   Telemig Celular Participacoes SA                     36,598
       7,444    L    Telesp Celular Participacoes SA                      53,075
       5,397         Uniao de Bancos Brasileiros SA                      105,781
       1,685         Votorantim Celulose e Papel SA                       52,909
                                                                 ---------------
                                                                         909,077
                                                                 ---------------
                     CANADA: 2.5%
       7,083    @    Canadian Natural Resources Ltd.                     388,335
       5,682    @    Encana Corp.                                        222,281
      43,009    @    GlaxoSmithKline PLC                                 890,078
       2,514    @    OPTI Canada Inc                                      36,378
       2,132    @    Petro-Canada                                         93,977
      13,171    @    Telesystem International
                       Wireless Inc                                      129,076
      68,116    @    TesCo.PLC                                           300,476
                                                                 ---------------
                                                                       2,060,601
                                                                 ---------------
                     CZECHOSLOVAKIA: 1.9%
      13,124         Cesky Telecom AS                                    165,024
      12,343    @    Komercni Banka AS                                 1,349,672
                                                                 ---------------
                                                                       1,514,696
                                                                 ---------------
                     DENMARK: 0.4%
          29         AP Moller - Maersk A/S                      $       182,657
       3,224         H Lundbeck A/S                                       65,438
         510         Kobenhavns Lufthavne                                 72,050
                                                                 ---------------
                                                                         320,145
                                                                 ---------------
                     FINLAND: 1.1%
      17,708         Fortum Oyj                                          198,477
      46,993         Nokia OYJ                                           661,350
                                                                 ---------------
                                                                         859,827
                                                                 ---------------
                     FRANCE: 6.5%
       6,895    L    Air France                                          120,096
      25,484    @    Alcatel SA                                          379,724
      12,109    @    Altran Technologies SA                              126,141
       5,874    @    Aventis SA                                          447,486
       9,247    @    BNP Paribas                                         555,352
       9,045         Bouygues                                            308,909
         993    @    Cnp Assurances                                       58,923
       1,007    @    Gecina SA                                            75,084
       2,230    @    LVMH Moet Hennessy Louis
                       Vuitton SA                                        157,185
         785    @    Pernod-Ricard                                        99,090
       4,335    @    Renault SA                                          323,488
      93,374         SCOR                                                148,870
       2,331    @    Technip SA                                          323,020
       5,149    @    Thales SA                                           191,282
       9,774    @    Total SA                                          1,807,874
         678    @    Unibail                                              64,045
       1,549    @    Valeo SA                                             63,858
                                                                 ---------------
                                                                       5,250,427
                                                                 ---------------
                     GERMANY: 6.7%
      22,956         Actris AG                                           182,581
       1,627    @    Adidas-Salomon AG                                   188,211
      21,797    @    Bayerische Hypo-und
                        Vereinsbank AG                                   378,090
      22,530         Commerzbank AG                                      388,914
       1,509    @    Continental AG                                       65,212
       5,290    @    Deutsche Bank AG                                    434,386
       8,889    @    Deutsche Post AG                                    196,065
      26,470    @    Deutsche Telekom AG                                 454,388
       2,263         E.ON AG                                             150,017
      16,577    @    Fraport AG Frankfurt Airport
                       Services Worldwide                                467,979
       1,562    @    Freenet.de AG                                       137,625
       1,987    @    Fresenius Medical Care AG                           138,152
       2,454         Henkel KGaA                                         195,067
       9,266    @    Hypo Real Estate Holding                            252,144
       4,784    @    MAN AG                                              175,199
       1,687    @    Medion AG                                            71,589
      10,259    @    Metro AG                                            456,256
       3,152    @    Muenchener
                       Rueckversicherungs AG                             340,440
         515         Puma AG Rudolf Dassler Sport                        119,292
       7,832         Siemens AG                                          562,379
       6,286    @    T-Online Intl. AG                                    68,572
                                                                 ---------------
                                                                       5,422,558
                                                                 ---------------
                     GREECE: 0.5%
       2,752    @    Coca Cola Hellenic Bottling Co. SA                   72,973
      24,354         Hellenic Telecommunications
                       Organization SA                                   354,420
                                                                 ---------------
                                                                         427,393
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     HUNGARY: 2.4%

       2,515         Egis Rt.                                    $       111,323
       1,008    @    Gedeon Richter Rt.                                  102,520
      97,781    @    Matav Magyar Tavkozlesi Rt                          408,537
      72,232    @    OTP Bank Rt.                                      1,346,849
                                                                 ---------------
                                                                       1,969,229
                                                                 ---------------
                     INDONESIA: 0.7%
   1,148,993    @    Bank Mandiri Persero PT                             189,711
     559,500         Indofood Sukses Makmur
                       Tbk PT                                             47,782
      34,559         Semen Gresik Persero Tbk PT                          38,762
     310,602         Telekomunikasi Indonesia
                       Tbk PT                                            284,713
                                                                 ---------------
                                                                         560,968
                                                                 ---------------
                     IRELAND: 0.6%
       4,167    @    Celtic Resources Holdings PLC                        30,113
       1,210    @    Depfa Bank PLC                                      181,297
      94,652         Dragon Oil PLC                                       68,820
      10,294    @    Elan Corp. PLC                                      222,350
                                                                 ---------------
                                                                         502,580
                                                                 ---------------
                     ITALY: 2.3%
       1,746    @    Aedes S.p.A                                           7,347
       7,714         Banca Antonveneta S.p.A                             147,955
      59,154         Banca Intesa S.p.A.                                 195,715
     168,989    @    Banca Nazionale del
                       Lavoro S.p.A.                                     378,817
      15,687    @    Banca Popolare di Milano SCRL                        92,708
      94,098    @    Beni Stabili S.p.A                                   69,259
      40,737    @    Capitalia S.p.A                                     112,806
      73,162    @    Cassa di RiS.p.Armio di
                       Firenze S.p.A                                     127,082
      23,935    @    Credito Emiliano S.p.A                              171,579
      38,518    @    Saipem S.p.A.                                       361,077
      42,416    @    Telecom Italia S.p.A.                               136,014
                                                                 ---------------
                                                                       1,800,359
                                                                 ---------------
                     JAPAN: 13.0%
       5,175    @    Aeon Credit Service Co.Ltd                          328,728
       4,337    @    Canon, Inc.                                         227,550
      19,058         Credit Saison Co. Ltd.                              557,812
       3,000    @    Daihatsu Motor Co.Ltd                                17,942
      29,700    @    Daiwa Securities Group Inc.                         223,379
       3,187    @    Denso Corp                                           67,145
       4,000    @    Fuji Photo Film Co. Ltd.                            128,676
          66         Fuji Television Network Inc                         172,244
          24    @    Fuji Television Network, Inc.                        62,199
       4,800    @    Hitachi Capital Corp                                 80,946
       6,241    @    Hitachi Construction Machinery
                       Co.Ltd                                             83,700
      37,831         Hitachi Ltd.                                        265,679
       7,175    @    Honda Motor Co. Ltd.                                288,027
      13,355    @    Ito-Yokado Co. Ltd.                                 555,475
      15,418    @    Kao Corp.                                           368,143
      19,126    @    Koito Manufacturing Co.Ltd                          137,611
      34,471    @    Matsushita Electric Industrial
                       Co. Ltd.                                          506,343
          45         Mitsubishi Tokyo Financial
                       Group, Inc.                                       400,435
          76         Mizuho Financial Group, Inc.                        359,494
         700    @    Nidec Corp.                                          75,547
          28         Nippon Telegraph and
                       Telephone Corp.                           $       147,161
      59,796    @    Nomura Holdings, Inc.                               970,998
          65    @    NTT Docomo, Inc.                                    128,993
      11,103    @    Pearson PLC                                         129,558
      79,104    @    Royal and Sun Alliance
                       Insurance Group                                   112,575
      42,000    @    Sanyo Electric Co. Ltd.                             190,295
      11,000    @    Sharp Corp.                                         198,360
      32,362    @    Shiseido Co. Ltd.                                   397,945
         602         SMC Corp.                                            69,007
      18,652    @    Sony Corp.                                          721,708
          98         Sumitomo Mitsui Financial
                       Group, Inc.                                       740,628
       6,358    @    Takashimaya Co.Ltd                                   76,684
         200         Takeda Chemical Industries Ltd.                       8,065
      32,716         The Seiyu Ltd.                                      117,399
      11,830         The Sumitomo Trust and
                       Banking Co. Ltd.                                   71,180
      27,500    @    Tokyo Broadcasting System, Inc.                     548,231
       8,200    @    Toyota Motor Corp.                                  296,480
          37         UFJ Holdings Inc.                                   228,997
       6,302    @    Uni-Charm Corp.                                     298,097
       6,000    @    Yamaha Motor Co.Ltd.                                 85,796
                                                                 ---------------
                                                                      10,445,232
                                                                 ---------------
                     LUXEMBOURG: 0.5%
        6816   @,L   Millicom Intl. Cellular SA                          171,286
       3,945    @    SBS Broadcasting SA                                 124,228
      14,167    @    WPP Group PLC                                       139,685
                                                                 ---------------
                                                                         435,199
                                                                 ---------------
                     MEXICO: 1.1%
         247         ApasCo.SA de CV                                      12,600
       1,924    @    Coca-Cola Femsa SA                                   40,904
      57,313    @    Fomento EconomiCo.Mexicano
                       SA de CV                                          250,084
     130,385         Grupo Financiero Banorte SA
                       de CV                                             461,914
      53,001    @    Grupo Financiero Inbursa SA                          66,834
      22,383         Grupo Modelo SA                                      56,332
                                                                 ---------------
                                                                         888,668
                                                                 ---------------
                     NETHERLANDS: 2.3%
       5,338    @    Euronext NV                                         157,542
       1,321    @    Grolsch NV                                           37,451
      34,635         Hagemeyer NV                                         74,734
       7,244    @    Heineken NV                                         305,669
      16,840    @    Koninklijke Ahold NV                                130,408
      12,776         Koninklijke Philips Electronics NV                  347,963
      28,126    @    Rank Group PLC                                      158,611
       7,279         Royal Dutch Petroleum Co.                           354,003
       4,148    @    Unilever NV ADR                                     273,235
                                                                 ---------------
                                                                       1,839,616
                                                                 ---------------
                     NORWAY: 1.7%
       7,950    @    Norsk Hydro ASA                                     467,030
       6,709         Smedvig ASA                                          64,058
         986         S.p.Arebanken Midt-Norge                             26,590
       3,151         S.p.Arebanken Rogaland                              119,425
      36,341    @    Statoil ASA                                         454,259
      39,594    @    Telenor ASA                                         260,303
                                                                 ---------------
                                                                       1,391,665
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     PHILIPPINES: 0.1%
       4,500         Philippine Long Distance
                       Telephone                                 $        88,470
                                                                 ---------------
                                                                          88,470
                                                                 ---------------
                     POLAND: 2.9%
      10,537    @    Agora SA                                            125,339
      93,051         Bank Millennium SA                                   73,636
      29,460         Bank Pekao SA                                       916,398
       1,071    @    Bank Przemyslowo-Handlowy
                       PBK SA                                            117,269
      18,099    @    Bank Zachodni WBK SA                                405,358
       2,880         BRE Bank SA                                          82,061
      17,949    @    Budimex SA                                          218,866
       8,789    @    Orbis SA                                             54,023
      91,275    @    Telekomunikacja Polska SA                           370,238
                                                                 ---------------
                                                                       2,363,188
                                                                 ---------------
                     PORTUGAL: 0.4%
      47,631         Banco Comercial Portugues SA                        110,770
       4,571         Jeronimo Martins                                     49,151
      24,214    @    Media Capital SGPS                                  125,395
       5,852         Portugal Telecom SGPS SA                             63,487
                                                                 ---------------
                                                                         348,803
                                                                 ---------------
                     RUSSIA: 1.3%
         594    @    LUKOIL ADR                                           64,598
       3,784         MMC Norilsk Nickel                                  225,148
       5,247         Moscow City Telephone                                77,918
       1,706    @    North-West Telecom                                   49,218
         789         Sibirtelecom                                         29,666
       3,291    @    Sun Interbrew Ltd.                                   26,827
       3,740         Unified Energy System                               100,980
      28,794    L    Uralsvyazinform                                     210,197
      16,298         VolgaTelecom                                         94,528
      10,966    @    Wimm-Bill-Dann Foods OJSC                           186,312
                                                                 ---------------
                                                                       1,065,392
                                                                 ---------------
                     SOUTH AFRICA: 0.7%
      31,518         Nedcor Ltd.                                         270,993
      32,423    @    Smith and Nephew PLC                                329,175
                                                                 ---------------
                                                                         600,168
                                                                 ---------------
                     SOUTH KOREA: 2.0%
      13,195         Hana Bank                                           285,075
       8,901         Kookmin Bank                                        332,266
       2,990         LG Electronics, Inc.                                181,436
       1,240         Samsung Electronics Co. Ltd.                        588,639
       1,550         SK Telecom Co. Ltd.                                 264,201
                                                                 ---------------
                                                                       1,651,617
                                                                 ---------------
                     SPAIN: 1.0%
         921         BanCo.Pastor SA                                      27,944
      17,376    @    Endesa SA                                           318,484
       2,512    @    Fadesa SA                                            38,996
       6,461    @    Grupo Empresarial Ence SA                           177,364
      14,233         Promotora de Informaciones
                       SA (PRISA)                                        253,710
                                                                 ---------------
                                                                         816,498
                                                                 ---------------
                     SWEDEN: 1.5%
       4,063    @    Autoliv, Inc. ADR                                   172,849
      10,063    @    Elekta AB                                           179,803
      10,114         Getinge AB                                          116,505
       3,975         Nobia AB                                    $        43,187
      67,724         Skandia Forsakrings AB                              265,951
     150,448    @    Telefonaktiebolaget
                       LM Ericsson                                       407,657
                                                                 ---------------
                                                                       1,185,952
                                                                 ---------------
                     SWITZERLAND: 5.5%
      19,793         ABB Ltd.                                            111,437
       2,277    @    Baloise Holding Ltd.                                 92,373
      22,260    @    Credit Suisse Group                                 784,577
       6,464    @    Holcim Ltd.                                         333,769
       1,047    @    Micronas Semiconductor Hold                          48,732
       1,431         Nestle SA                                           361,999
      16,645         Novartis AG                                         742,003
      12,764         Roche Holding AG                                  1,338,811
       2,644    @    Swatch Group AG                                     351,249
       2,641         UBS AG                                              187,697
                                                                 ---------------
                                                                       4,352,647
                                                                 ---------------
                     TURKEY: 4.2%
 138,985,000         Akbank Tas                                          646,670
  70,998,000         Dogan Sirketler Grubu Hldgs                         131,385
  13,305,000    @    Dogan Yayin Holding                                  44,319
 101,100,000         Haci Omer Sabanci Holding AS                        329,635
  20,220,000         Haci Omer Sabanci Holding AS                         63,433
  19,166,000    @    KOC Holding AS                                       88,500
  21,132,000    @    Migros Turk TAS                                     105,772
  25,583,570    @    Turk DIS Ticaret Bankasi                             41,302
  12,810,000         Turkcell Iletisim Hizmet AS                         139,072
 182,187,000    @    Turkiye Garanti Bankasi AS                          558,698
     154,279   @,L   Turkiye Garanti Bankasi AS ADR                      473,112
 154,203,000         Turkiye IS Bankasi                                  551,696
  56,270,000    @    Yapi VE Kredi Bankasi                               119,998
                                                                 ---------------
                                                                       3,293,592
                                                                 ---------------
                     UKRAINE: 0.0%
         306    I    Centrenergo                                           6,145
                                                                 ---------------
                                                                           6,145
                                                                 ---------------
                     UNITED KINGDOM: 7.3%
     248,442    @    BP PLC                                            2,147,817
      23,081    @    British Sky Broadcasting PLC                        272,601
       6,545         Burberry Group PLC                                   44,976
      35,406         Diageo PLC                                          474,989
      20,881    @    HHG PLC                                              17,493
       7,658         Highland Gold Mining Ltd                             34,460
       8,569    @    Peter Hambro Mining PLC                              78,715
      12,303         Reckitt Benckiser PLC                               319,847
      20,321         Reed Elsevier PLC                                   189,192
      13,624    @    Royal Bank of Scotland
                       Group PLC                                         409,034
       7,801    @    Scottish and Newcastle PLC                           56,823
     699,507         Vodafone Group PLC                                1,699,458
      16,592    @    William Hill PLC                                    157,711
                                                                 ---------------
                                                                       5,903,116
                                                                 ---------------
                     UNITED STATES: 0.2%
      44,632         BAE Systems PLC                                     166,015
                                                                 ---------------
                                                                         166,015
                                                                 ---------------
                     VENEZUELA: 0.2%
       9,848         Cia Anonima Nacional Telefonos
                       de Venezuela - CANTV ADR                          188,589
                                                                 ---------------
                                                                         188,589
                                                                 ---------------
                     Total Common Stock
                       (Cost $62,293,574)                             63,401,248
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS: 1.5%

                     HUNGARY: 0.9%
 $35,890,000   (1)   Hungary Government Bond,
                       5.500%, due 02/12/14                      $       142,332
  26,080,000   (1)   Hungary Government Bond,
                       6.250%, due 06/12/08                              112,511
  52,710,000   (1)   Hungary Government Bond,
                       6.750%, due 02/12/13                              228,927
  47,750,000   (1)   Hungary Government Bond,
                       7.000%, due 06/24/09                              211,665
                                                                 ---------------
                                                                         695,435
                                                                 ---------------
                     UNITED STATES: 0.6%
          44   @,#   Morgan Stanley,
                       0.000%, due 10/08/04                              525,316
                                                                 ---------------
                                                                         525,316
                                                                 ---------------
                     Total Corporate Bonds
                       (Cost $1,232,382)                               1,220,751
                                                                 ---------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS: 8.3%
                     INDIA: 0.4%
       7,740    @    SandP CNX Nifty Index                               312,611
                                                                 ---------------
                                                                         312,611
                                                                 ---------------
                     JAPAN: 3.8%
     284,501         Nomura TOPIX Exchange
                       Traded Fund                                     3,098,818
                                                                 ---------------
                                                                       3,098,818
                                                                 ---------------
                     UNITED STATES: 4.1%
      24,499    L    Ishares MSCI EAFE Index Fund                      3,351,463
                                                                 ---------------
                                                                       3,351,463
                                                                 ---------------
                     Total Mutual Funds
                     (Cost $6,601,055)                                 6,762,892
                                                                 ---------------
PREFERRED STOCK: 0.3%

                     GERMANY: 0.3%
         898         Henkel KGaA                                          77,722
      10,167         ProSieben SAT.1 Media AG                            197,690
                                                                 ---------------
                                                                         275,412
                                                                 ---------------
                     Total Preferred Stock
                     (Cost $208,244)                                     275,412
RIGHTS: 0.0%

                     SOUTH AFRICA: 0.0%
       8,877    @    Nedcor Ltd.                                          19,001
                                                                 ---------------
                                                                          19,001
                                                                 ---------------
                     Total Rights
                       (Cost $0)                                          19,001
                                                                 ---------------
WARRANTS: 0.5%

                     INDIA: 0.5%
         457  @,#,E  Dr. Reddy's Laboratories Ltd.,
                       Expires 11/05/08                                    8,934
         301  @,#,E  Dr. Reddy's Laboratories Ltd.,
                       Expires 10/22/08                                    5,885
       8,398   @,E   ICICI Bank Ltd.,
                       Expires 11/04/08                                   59,542
       3,435   @,E   ICICI Bank Ltd.,
                       Expires 12/12/08                          $        24,354
         876   @,E   National Housing
                       Development Finance,
                       Expires 06/09/08                                   11,721
         464   @,E   Ranbaxy Laboratories Ltd.,
                      Expires 06/25/08                                    11,090
      29,993    E    Satyam Computer Services Ltd.,
                      Expires 01/19/09                                   216,549
                                                                 ---------------
                                                                         338,075
                                                                 ---------------
                     Total Warrants
                       (Cost $325,438)                                   338,075
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $70,660,693)*                     89.1%   $    72,017,379
                     OTHER ASSETS AND
                       LIABILITIES-NET                   10.9          8,788,696
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $    80,806,075
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
E     Equity Linked Product
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
I     Illiquid security
(1)   Principal amount presented in Hungarian forint
L Loaned security, a portion or all of the security is on loan at April 30, 2004.
* Cost for federal income tax purposes is $70,699,541. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $     3,393,539
                     Gross Unrealized Depreciation                    (2,075,706)
                                                                 ---------------
                     Net Unrealized Appreciation                 $     1,317,833
                                                                 ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Advertising                                                             0.1%
Aerospace/Defense                                                       0.4
Airlines                                                                0.1
Apparel                                                                 0.4
Auto Manufacturers                                                      1.1
Auto Parts and Equipment                                                0.6
Banks                                                                  21.1
Beverages                                                               2.2
Building Materials                                                      0.8
Commercial Services                                                     0.2
Computer Services                                                       0.5
Computers                                                               0.3
Cosmetics/Personal Care                                                 0.9
Distribution/Wholesale                                                  0.2
Diversified Financial Services                                          4.6
Electric                                                                1.4
Electrical Components and Equipment                                     1.8
Electronics                                                             0.4
Engineering and Construction                                            1.7
Entertainment                                                           0.2
Equity Fund                                                             8.4
Food                                                                    2.4
Forest Products and Paper                                               0.4
Hand/Machine Tools                                                      0.2
Healthcare-Products                                                     0.9
Holding Companies-Diversified                                           1.0
Home Furnishings                                                        1.6
Household Products/Wares                                                0.7
Insurance                                                               1.8
Internet                                                                0.3
Leisure Time                                                            0.1
Lodging                                                                 0.1
Machinery-Construction and Mining                                       0.1
Machinery-Diversified                                                   0.2
Media                                                                   3.4
Mining                                                                  0.9
Miscellaneous Manufacturing                                             0.9
Office/Business Equipment                                               0.3
Oil and Gas                                                             8.0
Oil and Gas Services                                                    0.9
Pharmaceuticals                                                         4.8
Real Estate                                                             0.4
Retail                                                                  1.4
Semiconductors                                                          0.1
Sovereign                                                               0.9
Telecommunications                                                      9.4
Transportation                                                          0.5
Other Assets and Liabilities, Net                                      10.9
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND                          as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 96.3%

                     AUSTRALIA: 0.7%
      92,100         QBE Insurance Group Ltd.                    $       774,894
                                                                 ---------------
                                                                         774,894
                                                                 ---------------
                     BELGIUM: 2.7%
      32,300    @    Belgacom SA                                         979,609
       2,430         Electrabel                                          797,863
      49,500    @    Fortis                                            1,077,583
                                                                 ---------------
                                                                       2,855,055
                                                                 ---------------
                     CANADA: 1.9%
      37,503         Encana Corp.                                      1,467,123
      48,800         Methanex Corp.                                      544,686
                                                                 ---------------
                                                                       2,011,809
                                                                 ---------------
                     CHILE: 0.4%
      16,900         Banco Santander Chile SA ADR                        421,824
                                                                 ---------------
                                                                         421,824
                                                                 ---------------
                     DENMARK: 1.6%
      50,000         Danske Bank A/S                                   1,123,586
      17,700         TDC A/S                                             601,614
                                                                 ---------------
                                                                       1,725,200
                                                                 ---------------
                     FINLAND: 1.5%
      84,600         UPM-Kymmene OYJ                                   1,559,755
                                                                 ---------------
                                                                       1,559,755
                                                                 ---------------
                     FRANCE: 7.7%
      26,306         Lafarge SA                                        2,191,641
      25,100         Schneider Electric SA                             1,690,985
      13,078         Societe Generale                                  1,089,572
      17,700         Total SA ADR                                      1,630,525
       5,339         Total SA                                            987,542
      14,400         Valeo SA                                            593,642
                                                                 ---------------
                                                                       8,183,907
                                                                 ---------------
                     GERMANY: 5.5%
      30,200         Deutsche Boerse AG                                1,656,257
      25,700         RWE AG                                            1,116,789
      43,100         Siemens AG                                        3,094,810
                                                                 ---------------
                                                                       5,867,856
                                                                 ---------------
                     GREECE: 2.8%
      58,200         Alpha Bank A.E.                                   1,813,953
      64,000         Greek Organization of Football
                       Prognostics SA                                  1,221,386
                                                                 ---------------
                                                                       3,035,339
                                                                 ---------------
                     HONG KONG: 0.7%
   1,345,000    L    Giordano Intl. Ltd.                                 771,670
                                                                 ---------------
                                                                         771,670
                                                                 ---------------
                     HUNGARY: 1.0%
      57,600         OTP Bank Rt.                                      1,074,019
                                                                 ---------------
                                                                       1,074,019
                                                                 ---------------
                     INDIA: 1.1%
      75,100    L    ICICI Bank Ltd.                                   1,164,050
                                                                 ---------------
                                                                       1,164,050
                                                                 ---------------

                     IRELAND: 1.2%
      42,300         Irish Life & Permanent PLC                  $       655,138
     108,210    @    Ryanair Holdings PLC                                622,642
                                                                 ---------------
                                                                       1,277,780
                                                                 ---------------
                     ISRAEL: 0.9%
      15,700         Teva Pharmaceutical
                       Industries ADR                                    966,492
                                                                 ---------------
                                                                         966,492
                                                                 ---------------
                     ITALY: 2.9%
     195,300         Enel S.p.A.                                       1,556,875
      64,300    @    Saipem S.p.A.                                       602,764
     205,000         Snam Rete Gas S.p.A.                                909,254
                                                                 ---------------
                                                                       3,068,893
                                                                 ---------------
                     JAPAN: 21.6%
      76,000         Amano Corp.                                         581,940
      57,100         Chugai Pharmaceutical Co. Ltd.                      864,093
      30,800         Familymart Co. Ltd.                                 884,745
     165,000         Hitachi Ltd.                                      1,158,760
         173         Japan Retail Fund
                       Investment Corp.                                1,145,965
     165,000         JGC Corp.                                         1,462,281
      51,000         Kao Corp.                                         1,217,752
      14,400         Kyocera Corp.                                     1,191,355
      69,500         Marui Co. Ltd.                                    1,090,789
         106         Mitsubishi Tokyo Financial
                       Group, Inc.                                       943,247
     127,000         NEC Corp.                                           997,771
     119,000         Nikko Cordial Corp.                                 677,196
         200         Nippon Telegraph &
                       Telephone Corp.                                 1,051,153
      94,000         Nomura Holdings, Inc.                             1,526,419
         220         NTT Docomo, Inc.                                    436,591
      48,200         Omron Corp                                        1,174,917
      17,000         Otsuka Kagu Ltd.                                    617,734
     105,000         Sekisui House Ltd.                                1,113,226
      47,500         Shimano, Inc.                                     1,112,659
      19,250         T&D Holdings Inc                                    767,523
      38,200         Takeda Chemical Industries Ltd.                   1,540,392
     128,000         Toshiba Corp.                                       588,066
      29,100         Toyota Motor Corp.                                1,052,141
                                                                 ---------------
                                                                      23,196,715
                                                                 ---------------
                     MALAYSIA: 2.6%
     523,400         AMMB Holdings BHD                                   531,664
      47,000    @    British American Tobacco
                       Malaysia BHD                                      593,684
     438,200         Malayan Banking BHD                               1,210,815
     459,753         Public Bank BHD                                     413,778
                                                                 ---------------
                                                                       2,749,941
                                                                 ---------------
                     MEXICO: 0.9%
     340,100         Wal-Mart de Mexico SA de CV                         994,614
                                                                 ---------------
                                                                         994,614
                                                                 ---------------
                     NETHERLANDS: 5.8%
      70,700    @    ASML Holding NV                                   1,125,505
      55,176         Koninklijke Philips Electronics NV                1,502,756
      21,100         Royal Dutch Petroleum Co.                         1,026,166
      31,290         Royal Dutch Petroleum Co. ADR                     1,522,572
      15,300    @    Unilever NV ADR                                   1,007,834
                                                                 ---------------
                                                                       6,184,833
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND              as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     NEW ZEALAND: 0.7%
      86,600         Fisher & Paykel Healthcare Corp.            $       704,188
                                                                 ---------------
                                                                         704,188
                                                                 ---------------
                     NORWAY: 0.5%
     127,200         Tomra Systems ASA                                   511,763
                                                                 ---------------
                                                                         511,763
                                                                 ---------------
                     SINGAPORE: 2.6%
     773,000         CapitaLand Ltd                                      731,453
      67,000    @    DBS Group Holdings Ltd.                             563,108
     178,000         United Overseas Bank Ltd.                         1,433,248
                                                                 ---------------
                                                                       2,727,809
                                                                 ---------------
                     SOUTH AFRICA: 1.2%
     130,300    L    Gold Fields Ltd. ADR                              1,325,151
                                                                 ---------------
                                                                       1,325,151
                                                                 ---------------
                     SPAIN: 2.7%
      81,793         Banco Bilbao Vizcaya
                       Argentaria SA                                   1,079,526
     123,800    @    Telefonica SA                                     1,841,714
                                                                 ---------------
                                                                       2,921,240
                                                                 ---------------
                     SWEDEN: 2.5%
      26,500         Atlas Copco AB                                      929,648
     331,000         Skandia Forsakrings AB                            1,299,832
      40,800         Swedish Match AB                                    411,234
                                                                 ---------------
                                                                       2,640,714
                                                                 ---------------
                     SWITZERLAND: 5.9%
      41,800    @    Credit Suisse Group                               1,473,284
       4,165         Nestle SA                                         1,053,617
      12,100         Novartis AG                                         539,395
      19,280         Novartis AG                                         863,744
      12,000         Roche Holding AG                                  1,258,678
      15,100         UBS AG                                            1,073,164
                                                                 ---------------
                                                                       6,261,882
                                                                 ---------------
                     UNITED KINGDOM: 15.8%
     278,000         BP PLC                                            2,403,353
      91,300         British American Tobacco PLC                      1,384,315
     168,400         Diageo PLC                                        2,259,171
       8,100         GlaxoSmithKline PLC ADR                             340,200
      68,225         GlaxoSmithKline PLC                               1,411,927
      72,100    @    Imperial Tobacco Group PLC                        1,596,966
     116,375         Kingfisher PLC                                      584,558
     835,900         Legal & General Group PLC                         1,386,002
      80,200         Provident Financial PLC                           1,024,011
      64,700         Rio Tinto PLC                                     1,419,292
     126,900         Severn Trent PLC                                  1,762,062
     586,173         Vodafone Group PLC                                1,424,112
                                                                 ---------------
                                                                      16,995,969
                                                                 ---------------
                     UNITED STATES: 0.9%
      16,000         Schlumberger Ltd.                                   936,480
                                                                 ---------------
                                                                         936,480
                                                                 ---------------
                     Total Common Stock
                       (Cost $91,059,113)                            102,909,842
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 2.7%

$  2,921,000         Goldman Sachs Repurchase
                        Agreement dated 04/30/04,
                        1.030%, due 05/03/04,
                        $2,921,251 to be received upon
                        repurchase (Collateralized by
                        Federal Farm Credit Bank
                        5.625%, Market Value
                        $2,979,560, due 06/15/06)                $     2,921,000
                                                                 ---------------
                     Total Repurchase Agreement
                       (Cost $2,921,000)                               2,921,000
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                     SECURITIES (COST
                       $93,980,113)*                     99.0%   $   105,830,842
                     OTHER ASSETS AND
                       LIABILITIES-NET                    1.0          1,049,503
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $   106,880,345
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
L Loaned security, a portion or all of the security is on loan at April 30, 2004.
* Cost for federal income tax purposes is $94,046,163. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $    13,381,182
                     Gross Unrealized Depreciation                    (1,596,503)
                                                                 ---------------
                     Net Unrealized Appreciation                 $    11,784,679
                                                                 ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND              as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Agriculture                                                             3.7%
Airlines                                                                0.6
Auto Manufacturers                                                      1.0
Auto Parts and Equipment                                                0.6
Banks                                                                  16.9
Beverages                                                               2.1
Building Materials                                                      2.0
Chemicals                                                               0.5
Cosmetics/Personal Care                                                 1.1
Diversified Financial Services                                          5.1
Electric                                                                3.2
Electrical Components and Equipment                                     1.6
Electronics                                                             4.5
Engineering and Construction                                            1.3
Entertainment                                                           1.1
Environmental Control                                                   0.5
Food                                                                    1.9
Forest Products and Paper                                               1.4
Gas                                                                     0.8
Hand/Machine Tools                                                      1.6
Healthcare-Products                                                     0.6
Home Builders                                                           1.0
Insurance                                                               3.9
Leisure Time                                                            1.0
Machinery-Construction and Mining                                       0.9
Mining                                                                  2.5
Miscellaneous Manufacturing                                             3.4
Oil and Gas                                                             8.3
Oil and Gas Services                                                    1.4
Pharmaceuticals                                                         7.2
Real Estate                                                             1.7
Retail                                                                  4.5
Semiconductors                                                          1.0
Telecommunications                                                      5.8
Water                                                                   1.6
Repurchase Agreement                                                    2.7
Other Assets and Liabilities, Net                                       1.0
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL                                       PORTFOLIO OF INVESTMENTS
SMALLCAP GROWTH FUND                            as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 97.6%

                     AUSTRALIA: 1.5%
     533,092         BHP Steel Ltd.                              $     2,263,791
   1,652,200    @    Pacific Brands Ltd.                               2,935,314
                                                                 ---------------
                                                                       5,199,105
                                                                 ---------------
                     AUSTRIA: 2.2%
      24,471    @    Erste Bank Der
                       Oesterreichischen
                       Sparkassen AG                                   3,662,436
     122,976    @    Wienerberger AG                                   4,017,137
                                                                 ---------------
                                                                       7,679,573
                                                                 ---------------
                     BELGIUM: 1.6%
      22,400         Colruyt SA                                        2,409,974
      75,100    @    UCB SA                                            3,005,080
                                                                 ---------------
                                                                       5,415,054
                                                                 ---------------
                     BERMUDA: 0.9%
     126,800         Frontline Ltd.                                    3,299,364
                                                                 ---------------
                                                                       3,299,364
                                                                 ---------------
                     CANADA: 7.6%
     258,900         Abitibi-Consolidated, Inc.                        1,807,264
     190,100         AGF Management Ltd.                               2,557,244
     174,900    @    CI Fund Management, Inc.                          2,066,624
     107,900    @    Cognos, Inc.                                      3,402,087
      81,700    @    Cott Corp.                                        2,480,412
     108,400         IPSCO, Inc.                                       1,962,669
      63,400    @    Precision Drilling Corp.                          3,036,860
     117,000    @    RONA, Inc.                                        2,518,233
     302,000    @    SunOpta Inc                                       2,835,780
     127,000         Teck Cominco Ltd.                                 1,879,258
     122,800    @    Westjet Airlines Ltd.                             2,080,524
                                                                 ---------------
                                                                      26,626,955
                                                                 ---------------
                     DENMARK: 2.2%
     146,600         H Lundbeck A/S                                    2,975,547
      53,450         ISS A/S                                           2,669,142
      39,500    @    Jyske Bank                                        2,080,689
                                                                 ---------------
                                                                       7,725,378
                                                                 ---------------
                     FINLAND: 2.0%
      37,400         Nokian Renkaat OYJ                                3,137,888
     133,400         Tietoenator OYJ                                   3,973,855
                                                                 ---------------
                                                                       7,111,743
                                                                 ---------------
                     FRANCE: 5.6%
      42,400         Cie Generale D'Optique
                       Essilor Intl. SA                                2,480,873
      71,000         Dassault Systemes SA                              2,898,897
     308,200         Elior                                             2,756,140
      13,000         IPSOS                                             1,337,869
     171,500    @    JC Decaux SA                                      3,597,757
      78,500         Neopost SA                                        4,329,639
      21,100    @    Vinci SA                                          2,053,848
                                                                 ---------------
                                                                      19,455,023
                                                                 ---------------
                     GERMANY: 4.4%
      50,000         Continental AG                                    2,160,753
      91,700    @    GPC Biotech AG                                    1,374,071
     105,800    @    Hochtief AG                                       2,993,143
     147,900         Hypo Real Estate Holding                          4,024,610
     164,200         MG Technologies AG                                2,407,296
     122,300    @    Singulus Technologies                       $     2,455,676
                                                                 ---------------
                                                                      15,415,549
                                                                 ---------------
                     GREECE: 1.3%
      57,400         Coca Cola Hellenic
                       Bottling Co. SA                                 1,522,043
     195,710         Cosmote Mobile
                       Communications SA                               3,143,747
                                                                 ---------------
                                                                       4,665,790
                                                                 ---------------
                     HONG KONG: 1.8%
  10,942,000    @    First Pacific Co.                                 2,553,199
     300,000         Kerry Properties Ltd.                               436,550
     964,000         Kingboard Chemicals Holdings                      1,816,816
     250,000         Wing Hang Bank Ltd.                               1,586,579
                                                                 ---------------
                                                                       6,393,144
                                                                 ---------------
                     IRELAND: 3.2%
     390,700         Anglo Irish Bank Corp. PLC                        6,393,016
     250,000         Grafton Group PLC                                 1,849,077
     147,300         Kerry Group Plc                                   2,825,222
                                                                 ---------------
                                                                      11,067,315
                                                                 ---------------
                     ITALY: 4.5%
      95,100         Banco Popolare di
                       Verona e Novara Scrl                            1,582,340
     320,700    @    Bulgari S.p.A.                                    3,048,611
     274,000         Buzzi Unicem S.p.A.                               3,636,035
     177,600    @    Fondiaria-Sai SpA                                 3,919,463
     382,900         Saipem S.p.A.                                     3,589,401
                                                                 ---------------
                                                                      15,775,850
                                                                 ---------------
                     JAPAN: 24.8%
      97,700         Aoyama Trading Co. Ltd.                           2,257,578
     863,000         Bank of Yokohama Ltd.                             4,715,591
     128,500    @    C&S Co. Ltd.                                      2,922,704
     138,300    @    Familymart Co. Ltd.                               3,972,732
      20,800         Funai Electric Co. Ltd.                           3,094,885
      96,300    @    Hitachi Software
                       Engineering Co. Ltd.                            2,377,939
      57,700         Hogy Medical Co. Ltd.                             2,948,919
     117,500         Hokuto Corp.                                      1,840,945
     121,800         JSR Corp.                                         2,566,128
     200,000         Kamigumi Co. Ltd.                                 1,386,435
     428,000         Kinden Corp.                                      2,621,793
   3,016,000    @    Kobe Steel Ltd.                                   4,181,487
      69,800    @    Komeri Co. Ltd.                                   1,910,163
     292,000         Leopalace21 Corp.                                 4,892,464
   1,682,000         Marubeni Corp.                                    4,237,198
     214,700         Marui Co. Ltd.                                    3,369,674
     822,000         Mitsui
                       Mining & Smelting Co. Ltd.                      3,463,640
     145,000         Nippon Electric Glass Co. Ltd.                    3,416,248
      98,400         Pioneer Corp.                                     2,808,754
     268,000    @    Sega Corp.                                        2,807,376
     548,000         Sumitomo Bakelite Co. Ltd.                        3,590,268
     255,000         Taiyo Yuden Co. Ltd.                              4,263,287
     843,000         The Bank of Fukuoka Ltd.                          4,438,248
     550,000         The Sumitomo
                       Trust & Banking Co. Ltd.                        3,309,320
     149,000         Toho Gas Co. Ltd.                                   492,819
       2,206         UMC Japan                                         1,999,003
      98,900         Uni-Charm Corp.                                   4,678,157
     186,000    @    Victor Co. of Japan Ltd.                          2,039,418
                                                                 ---------------
                                                                      86,603,173
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL                                       PORTFOLIO OF INVESTMENTS
SMALLCAP GROWTH FUND                as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     LUXEMBOURG: 2.1%
   1,426,100    @    Gemplus Intl. SA                            $     3,299,416
      80,100    @    SBS Broadcasting SA                               2,522,349
      48,349         Tenaris SA ADR                                    1,449,987
                                                                 ---------------
                                                                       7,271,752
                                                                 ---------------
                     NETHERLANDS: 1.7%
     114,500    @    ASM Intl. NV                                      2,374,550
     238,266         Vedior NV ADR                                     3,461,740
                                                                 ---------------
                                                                       5,836,290
                                                                 ---------------
                     NORWAY: 1.8%
     227,400    @    Golar LNG Ltd.                                    2,941,925
     332,600         Smedvig ASA                                       3,175,677
                                                                 ---------------
                                                                       6,117,602
                                                                 ---------------
                     RUSSIA: 0.7%
      26,000    @    Vimpel-Communications ADR                         2,333,760
                                                                 ---------------
                                                                       2,333,760
                                                                 ---------------
                     SINGAPORE: 1.3%
   3,641,000    @    Hi-P Intl. Ltd.                                   2,632,126
   2,000,000         Singapore Exchange Ltd.                           1,916,013
                                                                 ---------------
                                                                       4,548,139
                                                                 ---------------
                     SOUTH KOREA: 2.8%
     458,400         Daegu Bank                                        2,629,251
      50,800         Kumho Electric Co. Ltd.                           2,589,031
      18,600         Samsung SDI Co. Ltd.                              2,377,807
      69,400         You Eal Electronics Co. Ltd.                      2,288,985
                                                                 ---------------
                                                                       9,885,074
                                                                 ---------------
                     SPAIN: 1.3%
      71,350    @    Fadesa SA                                         1,107,627
     220,300         Red Electrica de Espana                           3,583,638
                                                                 ---------------
                                                                       4,691,265
                                                                 ---------------
                     SWEDEN: 2.9%
     159,100         Alfa Laval AB                                     2,395,002
      89,600    @    Autoliv, Inc. ADR                                 3,811,793
     964,200         Skandia Forsakrings AB                            3,786,398
                                                                 ---------------
                                                                       9,993,193
                                                                 ---------------
                     SWITZERLAND: 4.6%
      34,316    @    Actelion Ltd.                                     3,764,809
       4,792         Geberit AG                                        2,912,306
      70,000    @    Micronas Semiconductor Hold                       3,258,137
      29,686    @    Nobel Biocare Holding AG                          4,023,843
      45,430         Saurer AG                                         2,049,711
                                                                 ---------------
                                                                      16,008,806
                                                                 ---------------
                     THAILAND: 0.8%
  10,174,000         Krung Thai Bank PCL                               2,720,865
                                                                 ---------------
                                                                       2,720,865
                                                                 ---------------
                     UNITED KINGDOM: 14.0%
     531,600    @    Acambis PLC                                       2,997,851
   2,020,700    @    Aggregate Industries PLC                          3,171,342
     141,100         Barratt Developments PLC                          1,542,617
     342,000         Burberry Group PLC                                2,350,151
     387,800    @    Celltech Group PLC                                2,890,104
     257,800         Close Brothers Group PLC                          3,744,249
     190,000         Daily Mail & General Trust                        2,259,177
     358,500    @    De Vere Group PLC                                 2,860,880
     678,200         EMI Group PLC                               $     3,102,954
     162,800         Man Group PLC                                     4,873,317
     891,200    @    Premier Farnell PLC                               3,982,664
     468,200         Punch Taverns PLC                                 4,525,075
   1,242,200         SMG PLC                                           2,533,304
     833,500         Taylor Woodrow PLC                                4,168,239
  47,000,000    @    Telewest Communications PLC                       1,250,222
     314,900         United Business Media PLC                         2,568,789
                                                                 ---------------
                                                                      48,820,935
                                                                 ---------------
                     Total Common Stock
                       (Cost $273,624,421)                           340,660,697
                                                                 ---------------
PREFERRED STOCK: 1.2%
                     GERMANY: 1.2%
     213,750         ProSieben SAT.1 Media AG                          4,157,816
                                                                 ---------------
                     Total Preferred Stock
                       (Cost $2,071,961)                               4,157,816
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $275,696,382)*                    98.8%   $   344,818,513
                     OTHER ASSETS AND
                       LIABILITIES-NET                    1.2          4,140,980
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $   348,959,493
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
* Cost for federal income tax purposes is $277,672,873. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $    72,412,539
                     Gross Unrealized Depreciation                    (5,266,899)
                                                                 ---------------
                     Net Unrealized Appreciation                 $    67,145,640
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL                                       PORTFOLIO OF INVESTMENTS
SMALLCAP GROWTH FUND                as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Advertising                                                             1.4%
Agriculture                                                             0.5
Airlines                                                                0.6
Apparel                                                                 0.7
Auto Parts and Equipment                                                2.6
Banks                                                                  10.7
Beverages                                                               1.1
Biotechnology                                                           0.4
Building Materials                                                      3.0
Chemicals                                                               2.3
Commercial Services                                                     2.2
Computers                                                               2.1
Cosmetics/Personal Care                                                 1.4
Distribution/Wholesale                                                  1.2
Diversified Financial Services                                          4.4
Electric                                                                1.0
Electrical Components and Equipment                                     1.6
Electronics                                                             4.0
Engineering and Construction                                            2.2
Entertainment                                                           0.9
Food                                                                    2.3
Food Service                                                            0.8
Forest Products & Paper                                                 0.5
Gas                                                                     0.1
Healthcare-Products                                                     2.7
Holding Companies-Diversified                                           1.4
Home Builders                                                           1.7
Home Furnishings                                                        1.4
Household Products/Wares                                                0.8
Insurance                                                               2.2
Iron/Steel                                                              2.4
Lodging                                                                 0.8
Machinery-Diversified                                                   1.3
Media                                                                   4.0
Mining                                                                  2.4
Miscellaneous Manufacturing                                             1.4
Office/Business Equipment                                               1.2
Oil and Gas                                                             0.9
Oil and Gas Services                                                    2.4
Pharmaceuticals                                                         4.5
Real Estate                                                             1.8
Retail                                                                  7.6
Semiconductors                                                          2.2
Software                                                                2.5
Telecommunications                                                      2.6
Toys/Games/Hobbies                                                      0.8
Transportation                                                          1.8
Other Assets and Liabilities, Net                                       1.2
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

At April 30, 2004, the following forward currency exchange contracts were outstanding for the ING International SmallCap Growth Fund:

                                                  IN
                                SETTLEMENT     EXCHANGE                 UNREALIZED
CURRENCY            BUY/SELL       DATE          FOR         VALUE     APPRECIATION
----------------    --------    ----------    ----------   ---------   ------------
Swiss Franc                                       USD
CHF 442,209           Buy        05/03/04        442,209     444,119   $      1,910
Euro
EUR 342,647           Buy        05/03/04        342,647     346,244          3,597
Euro
EUR 1,386,206         Buy        05/03/04      1,386,206   1,400,758         14,552
Canadian Dollar
CAD 344,553           Sell       05/03/04        250,730     250,538            191
                                                                       ------------
                                                                       $     20,250
                                                                       ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND                    as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 95.6%

                     BELGIUM: 1.1%
   1,317,000         Interbrew                                   $    39,563,678
                                                                 ---------------
                                                                      39,563,678
                                                                 ---------------
                     BRAZIL: 4.9%
  10,027,700         Centrais Eletricas
                       Brasileiras SA ADR                             52,758,738
   2,415,900         Petroleo Brasileiro
                      SA - Petrobras ADR                              60,276,705
     402,867    L    Tele Centro Oeste Celular
                       Participacoes SA                                3,448,542
   2,532,786    L    Tele Norte Leste
                       Participacoes SA ADR                           29,988,186
   1,208,600    L    Telecomunicacoes
                       Brasileiras SA ADR                             34,578,045
                                                                 ---------------
                                                                     181,050,216
                                                                 ---------------
                     FRANCE: 3.3%
   3,554,700    @    Alcatel SA                                       52,966,820
   1,463,100         Michelin (C.G.D.E.)                              68,472,098
                                                                 ---------------
                                                                     121,438,918
                                                                 ---------------
                     GERMANY: 9.6%
   2,302,720    @    Bayerische Hypo-und
                       Vereinsbank AG                                 39,942,889
   5,377,300    @    Deutsche Telekom AG                              92,307,523
   1,391,188         E.ON AG                                          92,223,323
     411,200    @    Hypo Real Estate Holding                         11,189,451
     737,800         Schering AG                                      38,650,036
   1,775,200         Volkswagen AG                                    78,141,146
                                                                 ---------------
                                                                     352,454,368
                                                                 ---------------
                     HONG KONG: 0.9%
   3,160,236         Jardine Matheson
                       Holdings Ltd.                                  31,918,384
                                                                 ---------------
                                                                      31,918,384
                                                                 ---------------
                     ITALY: 2.7%
  20,025,100         Banca Intesa S.p.A.                              66,254,227
  10,329,085    @    Telecom Italia S.p.A.                            33,121,916
                                                                 ---------------
                                                                      99,376,143
                                                                 ---------------
                     JAPAN: 22.6%
   1,851,800         Daiichi Pharmaceutical
                       Co. Ltd.                                       32,453,275
  12,859,700         Hitachi Ltd.                                     90,310,974
       6,438         Japan Tobacco, Inc.                              51,454,995
   4,914,000         Matsushita Electric Industrial
                       Co. Ltd.                                       72,181,541
       3,262         Millea Holdings, Inc.                            46,407,866
  10,636,000         Mitsubishi Heavy
                       Industries Ltd.                                29,299,479
       7,376         Mitsubishi Tokyo Financial
                       Group, Inc.                                    65,635,739
   4,932,000         Mitsui Sumitomo Insurance
                       Co. Ltd.                                       46,435,123
   9,623,000         Nippon Oil Corp.                                 53,017,842
      13,125         Nippon Telegraph &
                       Telephone Corp.                                68,981,922
   1,049,000         Ono Pharmaceutical Co. Ltd.                      45,056,953
   3,822,000         Sankyo Co. Ltd.                                  70,825,880
      11,494         Sumitomo Mitsui Financial
                       Group, Inc.                                    86,865,081
     937,600         TDK Corp.                                   $    66,950,188
                                                                 ---------------
                                                                     825,876,858
                                                                 ---------------
                     MEXICO: 1.6%
     342,182   @,L   Cemex SA de CV ADR                               10,077,260
   1,471,160    @    Telefonos de Mexico SA de
                       CV ADR                                         50,225,402
                                                                 ---------------
                                                                      60,302,662
                                                                 ---------------
                     NETHERLANDS: 5.4%
   1,411,000         Akzo Nobel NV                                    51,419,803
  1,344,451     @    European Aeronautic
                       Defense and Space Co.                          34,006,133
   7,031,641    @    Koninklijke Ahold NV                             54,452,650
     883,600    @    Unilever NV ADR                                  58,204,052
                                                                 ---------------
                                                                     198,082,638
                                                                 ---------------
                     NEW ZEALAND: 1.9%
  19,516,744    @    Telecom Corp. of
                       New Zealand Ltd.                               69,095,759
                                                                 ---------------
                                                                      69,095,759
                                                                 ---------------
                     PORTUGAL: 2.0%
   6,709,676         Portugal Telecom SGPS SA                         72,791,377
                                                                 ---------------
                                                                      72,791,377
                                                                 ---------------
                     RUSSIA: 1.4%
     477,800    @    LUKOIL ADR                                       51,960,750
                                                                 ---------------
                                                                      51,960,750
                                                                 ---------------
                     SINGAPORE: 3.4%
   3,652,191    @    DBS Group Holdings Ltd.                          30,695,190
   6,060,800   @,#   DBS Group Holdings Ltd. ADR                      50,938,599
   6,239,000         Overseas-Chinese Banking Corp.                   44,369,156
                                                                 ---------------
                                                                     126,002,945
                                                                 ---------------
                     SOUTH KOREA: 2.4%
   4,339,595    L    Korea Electric Power Corp.                       40,748,797
   2,550,500         KT Corp. ADR                                     47,184,250
                                                                 ---------------
                                                                      87,933,047
                                                                 ---------------
                     SPAIN: 7.4%
   7,054,133         Banco Bilbao Vizcaya
                       Argentaria SA                                  93,102,379
   3,584,570         Repsol YPF SA                                    75,498,555
   6,806,060    @    Telefonica SA                                   101,250,545
                                                                 ---------------
                                                                     269,851,479
                                                                 ---------------
                     SWITZERLAND: 4.9%
     323,800         Nestle SA                                        81,911,461
      91,700         Swisscom AG                                      28,466,181
     446,274    @    Zurich Financial Services AG                     70,558,515
                                                                 ---------------
                                                                     180,936,157
                                                                 ---------------
                     UNITED KINGDOM: 19.5%
   3,107,600         Abbey National PLC                               24,936,851
  22,621,100         BAE Systems PLC                                  84,142,148
   4,901,200         British American Tobacco PLC                     74,313,283
  12,269,781         BT Group PLC                                     38,839,438
  73,550,657   @,L   Corus Group PLC                                  48,259,874
  15,012,600         Friends Provident PLC                            37,538,156
   3,727,000    @    GlaxoSmithKline PLC                              77,130,857

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND        as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     UNITED KINGDOM (CONTINUED)
  18,801,490         Imperial Chemical
                       Industries PLC                            $    73,102,087
  78,261,262   @,L   Invensys PLC                                     27,063,214
  15,774,951         Marks & Spencer Group PLC                        77,280,195
  12,610,356         Morrison WM Supermarkets                         53,558,792
  35,348,000         Royal & Sun Alliance
                       Insurance Group                                50,304,611
   4,168,373         SABmiller PLC                                    45,239,303
                                                                 ---------------
                                                                     711,708,809
                                                                 ---------------
                     VENEZUELA: 0.6%
   1,216,822         Cia Anonima Nacional
                       Telefonos de Venezuela-
                       CANTV ADR                                      23,302,141
                                                                 ---------------
                                                                      23,302,141
                                                                 ---------------
                     Total Common Stock
                       (Cost $3,270,744,515)                       3,503,646,329
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $3,270,744,515)*                  95.6%   $ 3,503,646,329
                     OTHER ASSETS AND
                       LIABILITIES-NET                    4.4        162,736,141
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $ 3,666,382,470
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
L Loaned security, a portion or all of the security is on loan at April 30, 2004.
* Cost for federal income tax purposes is $3,272,737,193. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   576,002,933
                     Gross Unrealized Depreciation                  (345,093,797)
                                                                 ---------------
                     Net Unrealized Appreciation                 $   230,909,136
                                                                 ===============

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Aerospace/Defense                                                       3.2%
Agriculture                                                             3.4
Auto Manufacturers                                                      2.1
Auto Parts & Equipment                                                  1.9
Banks                                                                  14.0
Beverages                                                               2.3
Building Materials                                                      0.3
Chemicals                                                               3.4
Computers                                                               1.8
Electric                                                                5.1
Electrical Components & Equipment                                       2.5
Food                                                                    6.8
Holding Companies-Diversified                                           0.9
Home Furnishings                                                        2.0
Insurance                                                               6.9
Iron/Steel                                                              1.3
Media                                                                   0.0
Miscellaneous Manufacturing                                             1.5
Oil and Gas                                                             6.6
Pharmaceuticals                                                         7.2
Retail                                                                  2.1
Telecommunications                                                     20.3
Other Assets and Liabilities, Net                                       4.4
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

At April 30, 2004, the following forward currency exchange contracts were outstanding for the ING International Value Fund:

                                                 IN                        UNREALIZED
                                SETTLEMENT     EXCHANGE                   APPRECIATION
CURRENCY            BUY/SELL       DATE          FOR         VALUE       (DEPRECIATION)
----------------    --------    ----------    ----------   -----------   --------------
Japanese Yen                                     USD
JPY 871,780,560       Sell        05/07/04     7,921,893   $ 7,901,535       $  20,359
Pound Sterling
GBP 3,172,209         Sell        05/05/04     5,627,023     5,622,757           4,265
Euro
EUR 2,195,295         Sell        05/03/04     2,588,252     2,631,617         (43,364)
Pound Sterling
GBP 514,464           Sell        05/04/04       912,197       912,333            (136)
                                                                             ---------
                                                                             $ (18,876)
                                                                             =========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRECIOUS METALS FUND                        as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 99.7%

                     AUSTRALIA: 7.0%
     500,000         Newcrest Mining Ltd.                        $     4,116,534
   2,500,000   @,I   Oxiana Resources NL                               1,480,508
                                                                 ---------------
                                                                       5,597,042
                                                                 ---------------
                     CANADA: 49.9%
     403,500         Agnico-Eagle Mines Ltd.                           4,890,420
     163,500    @    Alamos Gold, Inc.                                   229,453
     240,000         Barrick Gold Corp.                                4,615,200
     300,000    @    Crystallex Intl. Corp                               669,696
     138,600         Eldorado Gold Corp.                                 346,689
     358,000    @    Gabriel Resources Ltd.                              645,584
     900,000    @    Gammon Lake Resources, Inc.                       5,261,589
     264,400    @    Glamis Gold Ltd.                                  3,800,321
     277,800         Goldcorp, Inc.                                    3,104,735
     663,600         Iamgold Corp.                                     3,204,003
     684,997    @    Kinross Gold Corp.                                3,782,969
     160,000    @    Meridian Gold, Inc.                               1,604,363
     600,000    @    Miramar Mining Corp.                                885,466
     233,500         Placer Dome, Inc.                                 3,269,000
   7,000,000    @    Queenstake Resources Ltd.                         3,257,590
     200,000    @    Shore Gold, Inc.                                    285,039
                                                                 ---------------
                                                                      39,852,117
                                                                 ---------------
                     PERU: 3.2%
     120,000    @    Cia de Minas Buenaventura SA                      2,596,800
                                                                 ---------------
                                                                       2,596,800
                                                                 ---------------
                     SOUTH AFRICA: 18.5%
      95,000         Anglogold Ltd.                                    2,984,900
     326,055    @    Avgold Ltd.                                         360,916
      50,000         Gold Fields Ltd.                                    504,942
     400,000         Gold Fields Ltd. ADR                              4,068,000
     200,000         Harmony Gold Mining Co.
                       Ltd. ADR                                        2,208,000
      42,000         Impala Platinum Holdings Ltd.                     2,858,868
     564,000         Mvelaphanda Resources Ltd.                        1,784,530
                                                                 ---------------
                                                                      14,770,156
                                                                 ---------------
                     UNITED KINGDOM: 3.9%
     157,500         Lonmin Public Ltd. Co.                            2,776,290
      40,000    @    Peter Hambro Mining PLC                             367,441
                                                                 ---------------
                                                                       3,143,731
                                                                 ---------------
                     UNITED STATES: 17.2%
     125,000         Freeport-McMoRan
                       Copper & Gold, Inc.                             3,812,500
     450,000    @    Hecla Mining Co.                                  2,578,500
      85,000         Newmont Mining Corp.                              3,179,000
     250,000    @    Randgold Resources Ltd.                           4,177,500
                                                                 ---------------
                                                                      13,747,500
                                                                 ---------------
                     Total Common Stock
                       (Cost $72,324,991)                             79,707,346
                                                                 ---------------
WARRANTS: 0.1%

                     CANADA: 0.1%
      17,500    @    Agnico-Eagle Mines Ltd.,
                       Expires 11/14/2007                        $        47,600
      90,000    @    Kinross Gold Corp.,
                       Expires 12/05/2007                                 49,082
                                                                 ---------------
                                                                          96,682
                                                                 ---------------
                     Total Warrants
                     (Cost $81,525)                                       96,682
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $72,406,516)*                     99.8%   $    79,804,028
                     OTHER ASSETS AND
                       LIABILITIES-NET                    0.2            134,706
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $    79,938,734
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
I     Illiquid security
* Cost for federal income tax purposes is $72,448,666. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $    12,573,768
                     Gross Unrealized Depreciation                    (5,218,406)
                                                                 ---------------
                     Net Unrealized Appreciation                 $     7,355,362
                                                                 ===============

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Gold Mining                                                              1.3%
Metal-Diversified                                                        1.1
Mining                                                                  85.9
Precious Metals                                                          7.4
Wine and Distilled Beverages                                             4.1
Other Assets and Liabilities, Net                                        0.2
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND                                 as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 91.8%

                     AIRLINES: 0.9%
   2,446,350   @,I     Aeroflot                                  $     2,372,960
                                                                 ---------------
                                                                       2,372,960
                                                                 ---------------
                     BANKS: 5.9%
      75,000    @      OTP Bank Rt. GDR                                2,831,250
      34,000           Sberbank RF                                    12,818,000
                                                                 ---------------
                                                                      15,649,250
                                                                 ---------------
                     BEVERAGES: 0.9%
     311,000    @,I    Sun Interbrew Ltd.                              2,488,000
                                                                 ---------------
                                                                       2,488,000
                                                                 ---------------
                     COSMETICS/PERSONAL CARE: 0.2%
      26,315    @      Kalina                                            499,985
                                                                 ---------------
                                                                         499,985
                                                                 ---------------
                     ELECTRIC: 9.9%
   4,200,000   @,I     Konakovskaya Gres                               2,289,000
   5,000,000           Lenenergo                                       2,800,000
  40,000,000           Mosenergo                                       3,132,000
  66,000,000    @      Unified Energy System                          17,839,800
                                                                 ---------------
                                                                      26,060,800
                                                                 ---------------
                     ENGINEERING AND CONSTRUCTION: 0.5%
     155,000    @      United Heavy Machinery
                         Uralmash-Izhora Group                         1,255,500
                                                                 ---------------
                                                                       1,255,500
                                                                 ---------------
                     FOOD: 0.8%
     127,000    @      Wimm-Bill-Dann Foods OJSC                       2,157,730
                                                                 ---------------
                                                                       2,157,730
                                                                 ---------------
                     GAS: 1.2%
      88,500           OAO Gazprom ADR                                 3,115,200
                                                                 ---------------
                                                                       3,115,200
                                                                 ---------------
                     INVESTMENT COMPANIES: 1.3%
     270,000    @      Vostok Nafta Investment Ltd.                    3,357,572
                                                                 ---------------
                                                                       3,357,572
                                                                 ---------------
                     IRON/STEEL: 4.0%
      50,000           Cherepovets MK Severstal                        7,350,000
       3,800    @      Novolipetsk Ferrous Metal FA                    3,154,000
                                                                 ---------------
                                                                      10,504,000
                                                                 ---------------
                     METAL FABRICATE/HARDWARE: 1.0%
      35,000    @      Verkhnaya Salda Metallurgical
                         Production Association                        2,625,000
                                                                 ---------------
                                                                       2,625,000
                                                                 ---------------
                     MINING: 8.7%
     230,000    @      Celtic Resources Holdings PLC                   1,662,085
      23,000    @      Eureka Mining PLC                                  50,984
     355,000           MMC Norilsk Nickel                             21,122,500
                                                                 ---------------
                                                                      22,835,569
                                                                 ---------------
                     OIL AND GAS: 40.9%
  29,900,000           Achinsk Refinery                          $     1,480,050
     302,000           LUKOIL ADR                                     32,842,500
   4,270,000           Sibneft                                        12,810,000
     415,000           Surgutneftegaz ADR                             13,570,500
     232,000           Tatneft ADR                                     6,032,000
   1,710,000           Tyumen Oil Co.                                  4,275,000
   3,300,000           Yukos                                          36,696,000
                                                                 ---------------
                                                                     107,706,050
                                                                 ---------------
                     TELECOMMUNICATIONS: 15.6%
   7,750,000           Central Telecommunications Co.                  2,828,750
      50,000           Golden Telecom, Inc.                            1,413,500
      78,000           Mobile Telesystems                              8,420,880
     200,000    @      Moscow City Telephone                           2,970,000
   3,500,000           North-West Telecom                              2,019,500
   1,220,000           Rostelecom                                      2,647,400
  60,600,000           Sibirtelecom                                    2,830,020
  15,409,869           Southern Telecommunication Co.                  1,356,068
 104,962,293           Uralsvyazinform                                 3,799,635
      97,000    @      Vimpel-Communications ADR                       8,706,720
   1,500,000           Volgatelecom                                    4,260,000
                                                                 ---------------
                                                                      41,252,473
                                                                 ---------------
                       Total Common Stock
                       (Cost $177,943,008)                           241,880,089
                                                                 ---------------
PREFERRED STOCK: 3.6%

                     ELECTRIC: 0.6%
   6,000,000           Unified Energy System                           1,515,000
                                                                 ---------------
                                                                       1,515,000
                                                                 ---------------
                     PIPELINES: 1.9%
       6,300           Transneft                                       5,166,000
                                                                 ---------------
                                                                       5,166,000
                                                                 ---------------
                     TELECOMMUNICATIONS: 1.1%
  71,082,514           Uralsvyazinform                                 1,755,738
     558,030           Volgatelecom                                    1,121,640
                                                                 ---------------
                                                                       2,877,378
                                                                 ---------------
                       Total Preferred Stock
                       (Cost $5,747,832)                               9,558,378
                                                                 ---------------
MUTUAL FUNDS: 2.5%

                     EQUITY FUND: 2.5%
     365,000    @,I    Novy Neft II Ltd.,
                         Expires 06/01/04                              3,869,000
     180,000    @,I    Novy Neft Ltd.,
                         Expires 07/01/04                              2,637,000
                                                                 ---------------
                       Total Mutual Funds
                         (Cost $5,991,120)                             6,506,000
                                                                 ---------------
WARRANTS: 0.1%
                     EQUITY FUND: 0.1%
      57,500    @      Novy Neft Ltd.                                    145,763
     150,000    @      Novy Neft Ltd.                                    114,750
                                                                 ---------------
                       Total Warrants
                         (Cost $0)                                       260,513
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND                     as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN
                      SECURITIES (COST

                     $189,681,960)*                      98.0%   $   258,204,980
                     OTHER ASSETS AND
                       LIABILITIES-NET                    2.0          5,402,847
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $   263,607,827
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
I     Illiquid Security
* Cost for federal income tax purposes is $190,615,592. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $    69,692,499
                     Gross Unrealized Depreciation                    (2,103,111)
                                                                 ---------------
                     Net Unrealized Appreciation                 $    67,589,388
                                                                 ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND                 as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 85.9%

                     AUSTRALIA: 6.3%
       7,400         Australia & New Zealand
                       Banking Group Ltd.                        $        99,243
      22,700         Foster's Group Ltd.                                  80,166
       6,300         Suncorp-Metway Ltd.                                  60,968
       5,000         TABCorp. Holdings Ltd.                               47,629
      27,500         Telstra Corp. Ltd.                                   94,933
       3,900         Wesfarmers Ltd.                                      80,498
      26,700         Westfield America Trust                              42,036
      37,200         Westfield Trust                                     109,075
                                                                 ---------------
                                                                         614,548
                                                                 ---------------
                     BELGIUM: 1.6%
       1,900         Belgacom SA                                          57,624
       4,300         Fortis                                               93,608
                                                                 ---------------
                                                                         151,232
                                                                 ---------------
                     BERMUDA: 0.4%
       1,600         Frontline Ltd.                                       41,632
                                                                 ---------------
                                                                          41,632
                                                                 ---------------
                     BRAZIL: 0.7%
       2,400         Cia Energetica de Minas Gerais ADR                   36,984
       1,700         Uniao de Bancos Brasileiros SA                       33,320
                                                                 ---------------
                                                                          70,304
                                                                 ---------------

                     CANADA: 3.2%
       4,400         BCE, Inc.                                            88,272
       5,900         GlaxoSmithKline PLC                                 122,101
       4,740         TransCanada Corp.                                    93,576
                                                                 ---------------
                                                                         303,949
                                                                 ---------------
                     CHINA: 0.9%
     190,000         Petrochina Co. Ltd.                                  82,823
                                                                 ---------------
                                                                          82,823
                                                                 ---------------
                     DENMARK: 1.8%
       4,100         Danske Bank A/S                                      92,134
       2,400         TDC A/S                                              81,575
                                                                 ---------------
                                                                         173,709
                                                                 ---------------
                     FINLAND: 2.1%
       5,000         Fortum OYJ                                           56,042
       5,300         Sampo OYJ                                            50,764
       5,000         UPM-Kymmene OYJ                                      92,184
                                                                 ---------------
                                                                         198,990
                                                                 ---------------
                     FRANCE: 2.1%
       1,138         Lafarge SA                                           94,811
       1,927         Peugeot SA                                          103,534
                                                                 ---------------
                                                                         198,345
                                                                 ---------------
                     GERMANY: 1.2%
       1,200         E.ON AG                                              79,549
       1,100         Volkswagen AG                                        32,966
                                                                 ---------------
                                                                         112,515
                                                                 ---------------
                     GREECE: 0.7%
       1,800         Greek Organization of Football
                       Prognostics SA                                     34,351
       2,500         Hellenic Telecommunications
                       Organization SA                                    36,382
                                                                 ---------------
                                                                          70,733
                                                                 ---------------
                     HONG KONG: 3.2%
      27,000         Citic Pacific Ltd.                          $        66,117
      20,000         CLP Holdings Ltd.                                   106,413
       7,500         Hang Seng Bank Ltd.                                  95,195
      18,000         Hong Kong Exchanges and Clearing Ltd.                36,001
                                                                 ---------------
                                                                         303,726
                                                                 ---------------
                     INDONESIA: 0.4%
      43,000         Telekomunikasi Indonesia Tbk PT                      39,416
                                                                 ---------------
                                                                          39,416
                                                                 ---------------
                     ITALY: 5.5%
       6,400         ENI-Ente Nazionale Idrocarburi S.p.A.               130,117
       4,500         Riunione Adriatica di Sicurta S.p.A.                 82,426
      70,000         Seat Pagine Gialle S.p.A.                            30,964
      21,300         Snam Rete Gas S.p.A.                                 94,474
      16,800         TIM S.p.A.                                           95,862
      19,500         Unicredito Italiano S.p.A.                           90,931
                                                                 ---------------
                                                                         524,774
                                                                 ---------------
                     NETHERLANDS: 1.2%
       2,400         Royal Dutch Petroleum Co.                           116,720
                                                                 ---------------
                                                                         116,720
                                                                 ---------------
                     NEW ZEALAND: 1.0%
      28,200         Telecom Corp. of New Zealand Ltd.                    99,837
                                                                 ---------------
                                                                          99,837
                                                                 ---------------
                     NORWAY: 1.0%
      15,400         DnB Holding ASA                                      97,652
                                                                 ---------------
                                                                          97,652
                                                                 ---------------
                     SOUTH AFRICA: 3.1%
      33,200         Firstrand Ltd.                                       45,818
       1,270         Impala Platinum Holdings Ltd.                        86,447
      62,000         Sanlam Ltd                                           78,077
       5,560         Sasol Ltd.                                           83,445
                                                                 ---------------
                                                                         293,787
                                                                 ---------------
                     SPAIN: 2.1%
       6,310         Acesa Infraestructuras SA                           105,368
       5,050         Endesa SA                                            92,561
                                                                 ---------------
                                                                         197,929
                                                                 ---------------
                     SWEDEN: 2.6%
       5,000         Foreningssparbanken AB                               93,266
       2,300         Holmen AB                                            64,880
       2,700         Sandvik AB                                           87,827
                                                                 ---------------
                                                                         245,973
                                                                 ---------------
                     THAILAND: 0.6%
      26,300         Advanced Info Service PCL                            57,846
                                                                 ---------------
                                                                          57,846
                                                                 ---------------
                     TURKEY: 0.8%
  12,430,000         Tupras Turkiye Petrol Rafine                         78,865
                                                                 ---------------
                                                                          78,865
                                                                 ---------------
                     UNITED KINGDOM: 13.8%
       6,000         Alliance & Leicester PLC                             89,005
       5,550         BOC Group PLC                                        89,219
       7,000         Diageo PLC                                           93,909

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND     as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     UNITED KINGDOM (CONTINUED)
      25,600         Dixons Group PLC                            $        70,481
       8,200         Gallaher Group PLC                                   97,938
      29,600         Hays PLC                                             61,940
      14,700         Hilton Group PLC                                     64,780
       6,200         HSBC Holdings PLC                                    88,838
      11,600         Kelda Group PLC                                      95,450
      17,400         Kingfisher PLC                                       87,401
      52,400         Legal & General Group PLC                            86,884
      11,900         Lloyds TSB Group PLC                                 88,949
      13,000         National Grid Transco PLC                            98,612
      20,900         Rank Group PLC                                      117,861
      21,600         Tomkins PLC                                         103,614
                                                                 ---------------
                                                                       1,334,881
                                                                 ---------------
                     UNITED STATES: 29.3%
       2,300         Altria Group, Inc.                                  127,374
       2,200         Ameren Corp.                                         96,184
       3,300         American Capital Strategies Ltd.                     86,625
       1,326         Bank of America Corp.                               106,730
       5,650         Bristol-Myers Squibb Co.                            141,815
       2,600         Cinergy Corp.                                        98,644
       3,700         Conagra Foods, Inc.                                 106,893
       2,450         Deluxe Corp.                                        101,210
       3,141         DTE Energy Co.                                      122,562
         700         Eagle Materials, Inc.                                45,990
       2,350         Eastman Chemical Co.                                100,040
       2,100         FirstEnergy Corp.                                    82,110
       2,090         General Motors Corp.                                 99,108
       2,490         JP Morgan Chase & Co.                                93,624
       1,602         Kerr-McGee Corp.                                     78,386
       3,230         Keycorp                                              95,931
       2,100         Kinder Morgan Energy Partners LP                     86,163
       2,850         National City Corp.                                  98,810
       2,230         Progress Energy, Inc.                                95,377
       3,520         Provident Financial PLC                              44,944
       1,200         Rayonier, Inc.                                       46,800
       1,600         RJ Reynolds Tobacco Holdings, Inc.                  103,632
       1,500         Russ Berrie & Co., Inc.                              42,795
       2,500         Saks, Inc.                                           36,000
       4,600         Sara Lee Corp.                                      106,168
       5,000         SBC Communications, Inc.                            124,500
       3,350         Southern Co.                                         96,346
       3,350         Union Planters Corp.                                 93,130
       2,700         UST, Inc.                                           100,467
       2,120         Verizon Communications, Inc.                         80,009
       2,200         Washington Mutual, Inc.                              86,658
                                                                 ---------------
                                                                       2,825,025
                                                                 ---------------
                     VENEZUELA: 0.3%
       1,400         Cia Anonima Nacional Telefonos
                       de Venezuela - CANTV ADR                           26,810
                                                                 ---------------
                                                                          26,810
                                                                 ---------------
                     Total Common Stock
                       (Cost $8,133,967)                               8,262,021
                                                                 ---------------
REAL ESTATE INVESTMENT TRUSTS: 8.5%

                     NETHERLANDS: 0.5%
         755         Rodamco Europe NV                                    43,769
                                                                 ---------------
                                                                          43,769
                                                                 ---------------
                     UNITED STATES: 8.0%
       2,200         Annaly Mortgage Management, Inc.            $        38,060
       1,000         Developers Diversified Realty Corp.                  32,750
       2,400         Duke Realty Corp.                                    69,984
       1,300         Equity Office Properties Trust                       32,721
       3,400         Equity Residential                                   93,364
       2,200         Health Care Property
                     Investors, Inc.                                      52,580
       1,500         Hospitality Properties Trust                         58,620
       2,850         Istar Financial, Inc.                               101,289
       1,300         Kimco Realty Corp.                                   55,562
       1,900         Mack-Cali Realty Corp.                               70,965
       1,200         Simon Property Group, Inc.                           57,852
       1,550         Thornburg Mortgage, Inc.                             40,114
       1,400         Vornado Realty Trust                                 70,630
                                                                 ---------------
                                                                         774,491
                                                                 ---------------
                     Total Real Estate Investment Trusts
                       (Cost $859,635)                                   818,260
                                                                 ---------------
WARRANTS: 2.9%

                     INDIA: 0.8%
       7,600   @     Hindustan Petroleum Corp.,
                       Expires 07/15/2004                                 78,736
                                                                 ---------------
                                                                          78,736
                                                                 ---------------
                     LUXEMBOURG: 0.6%
      16,700   @     Canara Bank, Expires 08/25/2006                      62,124
                                                                 ---------------
                                                                          62,124
                                                                 ---------------
                     TAIWAN: 1.5%
      50,000   @     Acer Inc., Expires 07/15/2004                        70,500
      81,000   @     China Steel Corp., Expires 08/20/2004                72,090
                                                                 ---------------
                                                                         142,590
                                                                 ---------------
                     Total Warrants
                       (Cost $254,008)                                   283,450
                                                                 ---------------
                                                                       9,363,731
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $9,247,610)*                97.3%   $     9,363,731
                     OTHER ASSETS AND LIABILITIES-NET     2.7            258,775
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $     9,622,506
                                                        =====    ===============

@      Non-income producing security
ADR    American Depositary Receipt
REITs  Real Estate Investment Trusts
* Cost for federal income tax purposes is $9,247,118. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $       419,828
              Gross Unrealized Depreciation                             (303,215)
                                                                 ---------------
              Net Unrealized Appreciation                        $       116,613
                                                                 ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND     as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                                  PERCENTAGE OF
INDUSTRY                                                           NET ASSETS
--------------------------------------------------------------------------------
Agriculture                                                             4.4%
Auto Manufacturers                                                      2.4
Banks                                                                  15.9
Beverages                                                               1.8
Building Materials                                                      1.5
Chemicals                                                               2.0
Commercial Services                                                     4.0
Computers                                                               0.7
Diversified Financial Services                                          2.4
Electric                                                               11.1
Entertainment                                                           1.6
Food                                                                    2.2
Forest Products & Paper                                                 2.1
Gas                                                                     1.0
Hand/Machine Tools                                                      0.9
Holding Companies-Diversified                                           1.8
Household Products/Wares                                                0.4
Insurance                                                               2.6
Investment Companies                                                    0.9
Iron/Steel                                                              0.7
Media                                                                   0.3
Mining                                                                  0.9
Miscellaneous Manufacturing                                             0.8
Oil and Gas                                                             6.8
Pharmaceuticals                                                         2.7
Pipelines                                                               1.9
Real Estate                                                             1.5
REITs                                                                   8.5
Retail                                                                  2.0
Savings and Loans                                                       0.9
Telecommunications                                                      9.2
Transportation                                                          0.4
Water                                                                   1.0
Other Assets and Liabilities, Net                                       2.7
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

At April 30, 2004 the following forward foreign currency contracts were outstanding for the Global Equity Dividend Fund.

                                            IN
                           SETTLEMENT    EXCHANGE
CURRENCY        BUY/SELL      DATE          FOR     VALUE  DEPRECIATION
--------        --------   ----------    --------   -----  ------------
EUR                                         USD
Euro 1,123        Sell     05/03/2004       1,324   1,346  $        (22)
EUR
Euro 1,894        Sell     05/03/2004       2,233   2,270           (37)
AUD
Australian
Dollar 1,894      Sell     05/04/2004       2,549   2,581           (32)
CAD
Canadian
Dollar 1,894      Sell     05/03/2004         687     688            (1)
SEK
Swedish
Krona 1,894       Sell     05/04/2004       3,165   3,198           (33)
                                                           ------------
                                                           $       (125)
                                                           ============

                 See Accompanying Notes to Financial Statements#

                                                        PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND                     as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 61.8%

                     AUSTRALIA: 9.6%
     200,000         Centro Properties Group                     $       574,870
     439,000         General Property Trust                              954,306
     370,000         Investa Property Group                              494,345
     515,000         Macquarie Goodman Industrial Trust                  617,408
     630,000         Ronin Property Group                                505,034
     146,800         Stockland                                           548,117
     425,000         Westfield America Trust                             669,117
      60,000         Westfield Holdings Ltd.                             614,014
     422,600         Westfield Trust                                   1,239,118
                                                                 ---------------
                                                                       6,216,329
                                                                 ---------------
                     BELGIUM: 1.4%
      22,000         Warehouses De Pauw SCA                              883,481
                                                                 ---------------
                                                                         883,481
                                                                 ---------------
                     CANADA: 3.5%
       5,500         Boardwalk Equities, Inc.                             62,989
      20,000         MI Developments, Inc.                               516,000
     100,000         O&Y Real Estate Investment Trust                    839,847
      80,100         RioCan Real Estate Investment Trust                 856,186
                                                                 ---------------
                                                                       2,275,022
                                                                 ---------------
                     FRANCE: 3.4%
      13,628         Gecina SA                                         1,016,137
      12,400         Unibail                                           1,171,326
                                                                 ---------------
                                                                       2,187,463
                                                                 ---------------
                     HONG KONG: 9.5%
     171,000         Cheung Kong Holdings Ltd.                         1,309,937
     400,000         Hang Lung Group Ltd.                                556,425
     120,000         Henderson Land Development                          538,475
     450,000         Hongkong Land Holdings Ltd.                         778,500
     300,000         Hysan Development Co. Ltd.                          496,167
     235,000         Sun Hung Kai Properties Ltd.                      2,018,641
     170,000         Wharf Holdings Ltd.                                 466,422
                                                                 ---------------
                                                                       6,164,567
                                                                 ---------------
                     ITALY: 0.9%
     750,000         Beni Stabili S.p.A.                                 552,026
                                                                 ---------------
                                                                         552,026
                                                                 ---------------
                     JAPAN: 10.2%
          75         Japan Retail Fund Investment Corp.                  496,806
      30,000         Joint Corp.                                         633,410
     237,000         Mitsubishi Estate Co. Ltd.                        2,802,637
     147,000         Mitsui Fudosan Co. Ltd.                           1,618,459
      92,000         Sumitomo Realty & Development Co. Ltd.            1,032,921
                                                                 ---------------
                                                                       6,584,233
                                                                 ---------------
                     NETHERLANDS: 4.6%
      15,000         Corio NV                                            603,273
      14,000         Eurocommercial Properties NV                        394,390
      30,000         Nieuwe Steen Investments Funds NV                   575,402
      14,600         Rodamco Europe NV                                   846,386
       7,500         Wereldhave NV                                       575,402
                                                                 ---------------
                                                                       2,994,853
                                                                 ---------------
                     SINGAPORE: 0.7%
     130,000         City Developments Ltd.                      $       466,073
                                                                 ---------------
                                                                         466,073
                                                                 ---------------
                     SPAIN: 2.0%
      49,700   @     Fadesa SA                                           771,536
      22,000         Inmobiliaria Colonial                               548,813
                                                                 ---------------
                                                                       1,320,349
                                                                 ---------------
                     UNITED KINGDOM: 10.2%
     150,000         British Land Co. PLC                              1,727,700
     103,500         Capital & Regional PLC                              893,855
      91,000         Hammerson PLC                                     1,077,186
      97,650         Land Securities Group PLC                         1,897,932
      25,556         Pillar Property PLC                                 247,674
     106,000         Slough Estates PLC                                  828,037
                                                                 ---------------
                                                                       6,672,384
                                                                 ---------------
                     UNITED STATES: 5.8%
      33,100   @     Gaylord Entertainment Co.                         1,037,354
      42,000         Hilton Hotels Corp.                                 734,580
      49,900         Starwood Hotels & Resorts Worldwide, Inc.         1,985,521
                                                                 ---------------
                                                                       3,757,455
                                                                 ---------------
                     Total Common Stock
                       (Cost $34,498,485)                             40,074,235
                                                                 ---------------

REAL ESTATE INVESTMENT TRUSTS: 34.5%

                     UNITED STATES: 34.5%
      28,100         Archstone-Smith Trust                               770,783
      24,900         Arden Realty, Inc.                                  702,678
      28,900         BNP Residential Properties, Inc.                    364,140
      24,000         Boston Properties, Inc.                           1,128,000
      28,500         Camden Property Trust                             1,206,120
      27,300         Corporate Office Properties Trust Sbi MD            555,555
      25,000         Developers Diversified Realty Corp.                 818,750
      40,000         General Growth Properties, Inc.                   1,084,400
      21,500         Health Care REIT, Inc.                              686,710
     106,200         Hersha Hospitality Trust                          1,009,962
      59,000         Keystone Property Trust                           1,200,060
      29,600         Liberty Property Trust                            1,081,880
      25,400         Macerich Co.                                      1,063,498
      30,000         Mack-Cali Realty Corp.                            1,120,500
      52,400         Maguire Properties, Inc.                          1,194,196
      25,400         Mills Corp.                                       1,031,240
      20,000         New Plan Excel Realty Trust                         448,800
      61,300         Omega Healthcare Investors, Inc.                    567,025
      20,000         Post Properties, Inc.                               537,800
      35,000         Prentiss Properties Trust                         1,121,400
      30,000         Prologis                                            882,600
      27,700         Regency Centers Corp.                             1,050,107
      24,600         Simon Property Group, Inc.                        1,185,966
      61,000         Trizec Properties, Inc.                             873,520
      37,000         United Dominion Realty Trust, Inc.                  664,150
                                                                 ---------------
                                                                      22,349,840
                                                                 ---------------
                     Total Real Estate Investment Trusts
                       (Cost $22,386,709)                             22,349,840
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND         as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $56,885,194)*               96.3%   $    62,424,075
                     OTHER ASSETS AND LIABILITIES-NET     3.7          2,428,028
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $    64,852,103
                                                        =====    ===============

@      Non-income producing security
REITs  Real Estate Investment Trusts
* Cost for federal income tax purposes is $57,490,936. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                     $     6,820,042
               Gross Unrealized Depreciation                          (1,886,903)
                                                                 ---------------
               Net Unrealized Appreciation                       $     4,933,139
                                                                 ===============

At April 30, 2004, the following forward currency exchange contract was outstanding for the ING Global Real Estate Fund:

                                            IN
                           SETTLEMENT    EXCHANGE
CURRENCY        BUY/SELL      DATE         FOR        VALUE      DEPRECIATION
--------        --------   ----------    --------   ---------    ------------
EUR                                        USD
EUR616,280        Buy        05/04/04     740,091   $ 738,768    $    (1,323)

                                                                  PERCENTAGE OF
INDUSTRY                                                           NET ASSETS
--------------------------------------------------------------------------------
Real Estate Holding Companies-Diversified                               0.7%
Real Estate Hotels and Motels                                           4.2
Real Estate Management/Services                                         9.9
Real Estate Operations/Development                                     36.7
Real Estate Property Trust                                              8.7
Real Estate Resorts/Theme Parks                                         1.6
REITS-Apartments                                                        4.9
REITS-Diversified                                                       4.1
REITS-Health Care                                                       3.5
REITS-Office Property                                                  10.3
REITS-Regional Malls                                                    6.7
REITS-Shopping Centers                                                  3.6
REITS-Warehouse/Industrial                                              1.4
Other Assets and Liabilities, Net                                       3.7
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND           as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 94.9%

                     AUSTRALIA: 0.4%
      66,500         QBE Insurance Group Ltd.                    $       559,506
                                                                 ---------------
                                                                         559,506
                                                                 ---------------
                     BELGIUM: 0.5%
      31,600         Fortis                                              687,912
                                                                 ---------------
                                                                         687,912
                                                                 ---------------
                     BERMUDA: 1.0%
      46,500         Tyco Intl., Ltd.                                  1,276,425
                                                                 ---------------
                                                                       1,276,425
                                                                 ---------------
                     CANADA: 1.9%
      26,532         Encana Corp.                                      1,037,936
      51,900   @     GlaxoSmithKline PLC                               1,074,079
      30,100         Methanex Corp                                       335,964
                                                                 ---------------
                                                                       2,447,979
                                                                 ---------------
                     CHILE: 0.2%
      12,400         Banco Santander Chile SA ADR                        309,504
                                                                 ---------------
                                                                         309,504
                                                                 ---------------
                     DENMARK: 0.9%
      31,400         Danske Bank A/S                                     705,612
      12,500         TDC A/S                                             424,869
                                                                 ---------------
                                                                       1,130,481
                                                                 ---------------
                     FINLAND: 1.1%
      43,200         Nokia OYJ ADR                                       605,232
      47,800         UPM-Kymmene OYJ                                     881,280
                                                                 ---------------
                                                                       1,486,512
                                                                 ---------------
                     FRANCE: 3.4%
      17,000         Lafarge SA                                        1,416,327
      10,500         Schneider Electric SA                               707,384
       8,167         Societe Generale                                    680,420
       8,820         Total SA                                          1,631,415
                                                                 ---------------
                                                                       4,435,546
                                                                 ---------------
                     GERMANY: 2.8%
      14,650         Deutsche Boerse AG                                  803,449
      19,200         RWE AG                                              834,332
      27,600         Siemens AG                                        1,981,827
                                                                 ---------------
                                                                       3,619,608
                                                                 ---------------
                     GREECE: 1.7%
      48,800         Alpha Bank A.E.                                   1,520,978
      38,000         Greek Organization of Football
                       Prognostics SA                                    725,198
                                                                 ---------------
                                                                       2,246,176
                                                                 ---------------
                     HONG KONG: 0.4%
     889,000         Giordano Intl., Ltd.                                510,048
                                                                 ---------------
                                                                         510,048
                                                                 ---------------
                     HUNGARY: 0.7%
      46,800         OTP Bank Rt.                                        872,640
                                                                 ---------------
                                                                         872,640
                                                                 ---------------
                     INDIA: 0.7%
      61,900         ICICI Bank Ltd.                                     959,450
                                                                 ---------------
                                                                         959,450
                                                                 ---------------
                     IRELAND: 0.9%
      29,600         Irish Life & Permanent PLC                  $       458,442
     112,490   @     Ryanair Holdings PLC                                647,269
                                                                 ---------------
                                                                       1,105,711
                                                                 ---------------
                     ISRAEL: 0.5%
      11,500         Teva Pharmaceutical Industries ADR                  707,940
                                                                 ---------------
                                                                         707,940
                                                                 ---------------
                     ITALY: 0.3%
      45,500         Saipem S.p.A.                                       426,528
                                                                 ---------------
                                                                         426,528
                                                                 ---------------
                     JAPAN: 11.1%
      58,000         Amano Corp.                                         444,112
      67,600         Chugai Pharmaceutical Co. Ltd.                    1,022,989
      29,500         Familymart Co. Ltd.                                 847,402
     138,000         Hitachi Ltd.                                        969,145
      86,500         Imperial Tobacco Group PLC1,                        915,916
      62,000         JGC Corp.                                           549,463
      10,500         Kyocera Corp.                                       868,697
      53,200         Marui Co. Ltd.                                      834,964
          65         Mitsubishi Tokyo Financial Group, Inc.              578,406
      39,000         NEC Corp.                                           306,402
     125,000         Nikko Cordial Corp.                                 711,341
         160         Nippon Telegraph & Telephone Corp.                  840,923
      76,000         Nomura Holdings, Inc.                             1,234,126
         160         NTT Docomo, Inc.                                    317,521
      31,700         Omron Corp                                          772,715
      15,200         Otsuka Kagu Ltd.                                    552,327
      64,000         Sekisui House Ltd.                                  678,537
      39,400         Shimano, Inc.                                       922,922
       5,500         Takeda Chemical Industries Ltd.                     221,784
      93,000         Toshiba Corp.                                       427,267
      35,800         Toyota Motor Corp.                                1,294,386
                                                                 ---------------
                                                                      14,395,429
                                                                 ---------------
                     LUXEMBOURG: 0.7%
      41,450   @     Rio Tinto                                           909,269
                                                                 ---------------
                                                                         909,269
                                                                 ---------------
                     MALAYSIA: 1.9%
     331,100         AMMB Holdings BHD                                   336,328
      33,200         British American Tobacco Malaysia BHD               419,368
     417,500         Malayan Banking BHD                               1,153,618
     609,361         Public Bank BHD                                     548,425
                                                                 ---------------
                                                                       2,457,739
                                                                 ---------------
                     MEXICO: 0.5%
     241,700         Wal-Mart de Mexico SA de CV                         706,846
                                                                 ---------------
                                                                         706,846
                                                                 ---------------
                     NETHERLANDS: 2.9%
      51,400   @     ASML Holding NV                                     818,259
      35,223         Koninklijke Philips Electronics NV                  959,322
      27,600         Royal Dutch Petroleum Co.                         1,342,282
      12,100         Royal Dutch Petroleum Co. ADR                       588,786
                                                                 ---------------
                                                                       3,708,649
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND           as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     NEW ZEALAND: 0.4%
      68,400         Fisher & Paykel Healthcare Corp.            $       556,195
                                                                 ---------------
                                                                         556,195
                                                                 ---------------
                     NORWAY: 0.3%
     105,700         Tomra Systems ASA                                   425,262
                                                                 ---------------
                                                                         425,262
                                                                 ---------------
                     SINGAPORE: 1.5%
     489,000         CapitaLand Ltd.                                     462,717
      43,000         DBS Group Holdings Ltd.                             361,398
     136,300         United Overseas Bank Ltd.                         1,097,482
                                                                 ---------------
                                                                       1,921,597
                                                                 ---------------
                     SOUTH AFRICA: 0.4%
      53,900         Gold Fields Ltd. ADR                                548,163
                                                                 ---------------
                                                                         548,163
                                                                 ---------------
                     SPAIN: 1.5%
      55,988         Banco Bilbao Vizcaya Argentaria SA                  738,945
      81,700         Telefonica SA                                     1,215,412
                                                                 ---------------
                                                                       1,954,357
                                                                 ---------------
                     SWEDEN: 1.5%
      18,300         Atlas Copco AB                                      641,983
     203,500         Skandia Forsakrings AB                              799,141
      53,000         Swedish Match AB                                    534,201
                                                                 ---------------
                                                                       1,975,325
                                                                 ---------------
                     SWITZERLAND: 3.1%
      28,300         Credit Suisse Group                                 997,463
       3,020         Nestle SA                                           763,967
      12,380         Novartis AG                                         551,877
       4,800         Roche Holding AG                                    503,471
      16,500         UBS AG                                            1,172,663
                                                                 ---------------
                                                                       3,989,441
                                                                 ---------------
                     UNITED KINGDOM: 6.2%
     147,800         BP PLC                                            1,277,753
      54,600         British American Tobacco PLC                        827,860
     123,000         Diageo PLC                                        1,650,106
     110,250         Kingfisher PLC                                      553,792
     649,000         Legal & General Group PLC                         1,076,104
     277,222         Vodafone Group PLC                                  673,513
                                                                 ---------------
                                                                       7,975,044
                                                                 ---------------
                     UNITED STATES: 45.5%
       9,000         3M Co.                                              778,320
       6,400         Allergan, Inc.                                      563,520
       7,500         Altria Group, Inc.                                  415,350
      17,700         American Intl. Group                              1,268,205
      22,600   @     Amgen, Inc.                                       1,271,702
       9,600   @     Amphenol Corp.                                      303,456
      33,800         Apache Corp.                                      1,415,206
      52,600   @     Applied Materials, Inc.                             958,898
      17,400         Astoria Financial Corp.                             598,908
      13,250   @     Barr Laboratories, Inc.                             548,815
      14,715   @     Biogen IDEC, Inc.                                   868,185
      22,200   @     Boston Scientific Corp.                             914,418
      13,300         Capital One Financial Corp.                         871,549
      16,000         Carnival Corp.                                      682,720
      34,400   @     Cendant Corp.                                       814,592
      15,200   @     Chico's FAS, Inc.                                   619,096
     100,800   @     Cisco Systems, Inc.                         $     2,103,696
      18,300         Citigroup, Inc.                                     880,047
      22,800   @     Comcast Corp., Special A                            660,972
      56,500   @     Corning, Inc.                                       623,195
      15,600         Countrywide Financial Corp.                         925,080
      11,300         Deere & Co.                                         768,852
      58,530   @     DIRECTV Group, Inc.                               1,047,687
      13,200   @     eBay, Inc.                                        1,053,624
      15,300   @     Electronic Arts, Inc.                               774,486
      41,200         Gap, Inc.                                           906,812
       8,600         General Dynamics Corp.                              805,132
     100,000         General Electric Co.                              2,995,000
       9,600         Goldman Sachs Group, Inc.                           928,800
      50,500         Halliburton Co.                                   1,504,900
      15,800         Harley-Davidson, Inc.                               889,856
      38,000         Hewlett-Packard Co.                                 748,600
      48,700         Intel Corp.                                       1,253,051
      10,500         International Business Machines Corp.               925,785
      11,700         Lehman Brothers Holdings, Inc.                      858,780
      14,200         Lockheed Martin Corp.                               677,340
      19,200         Medtronic, Inc.                                     968,832
      14,600         Merck & Co., Inc.                                   686,200
      81,700         Microsoft Corp.                                   2,121,749
      14,900   @     National Semiconductor Corp.                        607,771
      20,700   @     Navistar Intl. Corp.                                934,605
      34,400   @     Nextel Communications, Inc.                         820,784
      29,900   @     Nvidia Corp.                                        614,146
      53,000   @     Oracle Corp.                                        594,660
      14,300         PepsiCo, Inc.                                       779,207
     109,500         Pfizer, Inc.                                      3,915,720
      22,800   @     Pharmaceutical Resources, Inc.                      918,840
       3,300         Procter & Gamble Co.                                348,975
      87,800   @     Provident Financial PLC                           1,121,050
      29,400         Rockwell Automation, Inc.                           961,086
      11,000         Schlumberger Ltd.                                   643,830
      28,700         Sherwin-Williams Co.                              1,092,035
      22,450         Texas Instruments, Inc.                             563,495
       7,500         United Technologies Corp.                           646,950
      16,100         UnitedHealth Group, Inc.                            989,828
      24,000         Wal-Mart Stores, Inc.                             1,368,000
      12,900         Walt Disney Co.                                     297,087
      63,500   @     Western Digital Corp.                               513,080
      34,800   @     Yahoo!, Inc.                                      1,756,008
      17,900   @     Zimmer Holdings, Inc.                             1,429,315
                                                                 ---------------
                                                                      58,917,885
                                                                 ---------------
                     Total Common Stock
                       (Cost $103,221,459)                           123,223,170
                                                                 ---------------

REAL ESTATE INVESTMENT TRUSTS: 0.3%

                     REAL ESTATE INVESTMENT TRUSTS: 0.3%
          59         Japan Retail Fund Investment Corp.                  390,821
                                                                 ---------------
                     Total Real Estate Investment
                       Trusts (Cost $379,591)                            390,821
                                                                 ---------------

MUTUAL FUNDS: 1.2%

                     UNITED STATES: 1.2%
      67,500         Consumer Staples Select Sector SPDR Fund          1,568,025
                                                                 ---------------
                     Total Mutual Funds
                       (Cost $1,437,750)                               1,568,025
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND           as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

NUMBER OF
CONTRACTS                                                             VALUE
--------------------------------------------------------------------------------
OPTIONS: 0.0%

                     UNITED STATES: 0.0%
       9,600         Goldman Sachs Call, $125 strike
                       price, expires 10/16/04                   $         2,880
                                                                 ---------------
                     Total Options
                       (Cost $11,808)                                      2,880
                                                                 ---------------
                     Total Long-Term Investments
                       (Cost $105,050,608)                           125,184,896
                                                                 ---------------

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 3.6%
$  4,674,000         Morgan Stanley Repurchase Agreement dated
                       04/30/04, 1.030%, due 5/1/04, $4,674,401
                       to be received upon repurchase
                       (Collateralized by $4,680,000 Federal Home
                       Loan Mortgage Corporation, 4.750 - 5.125%,
                       Market Value $4,775,135 due 12/08/10 -
                       07/15/12)                                 $     4,674,000
                                                                 ---------------
                     Total Repurchase Agreements
                       (Cost $4,674,000)                               4,674,000
                                                                 ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $109,724,608)*             100.0%   $   129,858,896
                     OTHER ASSETS AND LIABILITIES-NET    (0.0)           (10,368)
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $   129,848,528
                                                        =====    ===============

@      Non-income producing security
ADR    American Depositary Receipt
* Cost for federal income tax purposes is $110,477,260. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                     $    21,693,775
               Gross Unrealized Depreciation                          (2,312,139)
                                                                 ---------------
               Net Unrealized Appreciation                       $    19,381,636
                                                                 ===============

                                                                  PERCENTAGE OF
INDUSTRY                                                           NET ASSETS
--------------------------------------------------------------------------------
Aerospace/Defense                                                       1.6%
Agriculture                                                             3.2
Airlines                                                                0.5
Auto Manufacturers                                                      1.7
Banks                                                                   9.9
Beverages                                                               1.9
Biotechnology                                                           1.6
Building Materials                                                      1.1
Chemicals                                                               1.1
Commercial Services                                                     0.6
Computers                                                               1.7
Cosmetics/Personal Care                                                 0.3
Diversified Financial Services                                          6.8
Electric                                                                0.6
Electrical Components and Equipment                                     1.0
Electronics                                                             2.5
Engineering & Construction                                              0.4
Entertainment                                                           0.6
Environmental Control                                                   0.3
Equity Fund                                                             1.2
Food                                                                    0.6
Forest Products & Paper                                                 0.7
Hand/Machine Tools                                                      0.5
Healthcare-Products                                                     3.0
Healthcare-Services                                                     0.8
Home Builders                                                           0.5
Insurance                                                               2.8
Internet                                                                2.2
Leisure Time                                                            1.9
Machinery-Construction and Mining                                       0.5
Machinery-Diversified                                                   1.3
Media                                                                   1.5
Mining                                                                  1.1
Miscellaneous Manufacturing                                             5.7
Oil and Gas                                                             5.6
Oil and Gas Services                                                    2.0
Pharmaceuticals                                                         8.3
Real Estate                                                             0.4
REITs                                                                   0.3
Retail                                                                  5.3
Savings and Loans                                                       0.5
Semiconductors                                                          3.7
Software                                                                2.7
Telecommunications                                                      5.9
Repurchase Agreement                                                    3.6
Other Assets and Liabilities, Net                                       0.0
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND           as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

At April 30, 2004 the following forward foreign currency contracts were outstanding for the ING Worldwide Growth Fund.

                                           IN
                           SETTLEMENT    EXCHANGE
CURRENCY        BUY/SELL      DATE         FOR       VALUE     DEPRECIATION
--------        --------   ----------    --------   -------    ------------
GBP                                        USD
British
Pound 200,781     Sell     05/04/2004     356,888   355,920    $       (968)

CALL OPTIONS WRITTEN:

                                            SHARES
COMMON         EXPIRATION        STRIKE   SUBJECT TO
STOCK             DATE           PRICE       CALL        VALUE
------         ----------        ------   ----------    -------
Goldman Sachs   10/07/04          $ 125      9,600      $ 1,440

                 See Accompanying Notes to Financial Statements

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. A trustee who is not an interested person of the Trust(s), as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Trust(s) are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                     NUMBER OF
                                                OFFICE AND              PRINCIPAL           PORTFOLIOS IN            OTHER
                               POSITION(S)       LENGTH OF            OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
       NAME, ADDRESS          HELD WITH THE        TIME                DURING THE             OVERSEEN              HELD BY
          AND AGE              GISTRANT(S)       SERVED(1)           PAST FIVE YEARS         BY TRUSTEE             TRUSTEE
          -------              -----------       ---------           ---------------         ----------             -------
INDEPENDENT TRUSTEES

Paul S. Doherty                  Trustee     October 1999 -    President and Partner,            117       University of
7337 E. Doubletree Ranch Rd.                 Present           Doherty, Wallace,                           Massachusetts
Scottsdale, Arizona 85258                                      Pillsbury and Murphy,                       Foundation Board
Born: 1934                                                     P.C., Attorneys (1996 -                     (April 2004 - Present)
                                                               Present).

J. Michael Earley                Trustee     February 2002 -   President and Chief               117       None
7337 E. Doubletree Ranch Rd.                 Present           Executive Officer,
Scottsdale, Arizona 85258                                      Bankers Trust Company,
Born: 1945                                                     N.A. (1992 - Present).

R. Barbara Gitenstein            Trustee     February 2002 -   President, College of             117       New Jersey Resources
7337 E. Doubletree Ranch Rd.                 Present           New Jersey (1999 -                          (September 2003 -
Scottsdale, Arizona 85258                                      Present).                                   Present)
Born: 1948

Walter H. May                    Trustee     October 1999 -    Retired. Formerly,                117       Trustee, Best Prep
7337 E. Doubletree Ranch Rd.                 Present           Trustee of each of the                      Charity (1991 -
Scottsdale, Arizona 85258                                      funds managed by                            Present) - Charitable
Born: 1936                                                     Northstar Investment                        organization.
                                                               Management Corporation
                                                               (1996 - 1999).

Jock Patton                      Trustee     October1999 -     Private Investor                  117       Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 Present (ING      (June 1997 - Present).                      (January 1999 -
Scottsdale, Arizona 85258                    May-flower        Formerly, Director and                      Present); JDA Software
Born: 1945                                   Trust) May        Chief Executive Officer,                    Group, Inc. (January
                                             1999 - Present    Rainbow Multimedia                          1999 - Present); BG
                                             (ING Mutual       Group, Inc.                                 Associates, Inc.
                                             Funds)            (January 1999 -
                                                               December 2001);
                                                               Director of Stuart
                                                               Entertainment, Inc.;
                                                               Director of Artisoft, Inc.
                                                               (1994 - 1998).

David W.C. Putnam                Trustee     October 1999 -    President and Director,           117       Anchor International
7337 E. Doubletree Ranch Rd.                 Present           F.L. Putnam Securities                      Bond Trust (December
Scottsdale, Arizona 85258                                      Company, Inc. and its                       2000 - 2002); F.L.
Born: 1939                                                     affiliates (1978 -                          Putnam Foundation
                                                               Present); President,                        (December 2000 -
                                                               Secretary and Trustee,                      Present); Progressive
                                                               The Principled Equity                       Capital Accumulation
                                                               Market Fund (1996 -                         Trust (August 1998 -
                                                               Present).                                   Present); Principled
                                                                                                           Equity Market Fund
                                                                                                           (November 1996 -
                                                                                                           Present); Mercy
                                                                                                           Endowment Foundation
                                                                                                           (1995 - Present); Asian
                                                                                                           American Bank and Trust
                                                                                                           Company (June 1992 -
                                                                                                           Present); and Notre Dame
                                                                                                           Health Care Center (1991
                                                                                                           - Present); F.L. Putnam
                                                                                                           Securities Company, Inc.
                                                                                                           (June 1998 - Present);
                                                                                                           and an Honorary Trustee,
                                                                                                           Mercy Hospital (1973 -
                                                                                                           Present).

--------------------------------------------------------------------------------

                                                  TERM OF                                     NUMBER OF
                                                OFFICE AND              PRINCIPAL           PORTFOLIOS IN            OTHER
                               POSITION(S)       LENGTH OF            OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
       NAME, ADDRESS          HELD WITH THE        TIME                DURING THE             OVERSEEN              HELD BY
          AND AGE              GISTRANT(S)       SERVED(1)           PAST FIVE YEARS         BY TRUSTEE             TRUSTEE
          -------              -----------       ---------           ---------------         ----------             -------
Blaine E. Rieke                  Trustee     February 2001 -   General Partner,                  117       Trustee, Morgan Chase
7337 E. Doubletree Ranch Rd.                 Present           Huntington Partners                         Trust Co. (January
Scottsdale, Arizona 85258                                      (January 1997 -                             1998 - Present);
Born: 1933                                                     Present). Chairman of                       Director, Members Trust
                                                               the Board and Trustee                       Co. (November 2003 -
                                                               of each of the funds                        Present).
                                                               managed by ING
                                                               Investment
                                                               Management Co. LLC
                                                               (November 1998 -
                                                               February 2001).

Roger B. Vincent                 Trustee     February 2002 -   President, Springwell             117       Director, AmeriGas
7337 E. Doubletree Ranch Rd.                 Present           Corporation (1989 -                         Propane, Inc. (1998 -
Scottsdale, Arizona 85258                                      Present). Formerly,                         Present).
Born: 1945                                                     Director Tatham
                                                               Offshore, Inc. (1996 -
                                                               2000).

Richard A. Wedemeyer             Trustee     October 1999 -    Retired. Formerly, Vice           117       Touchstone Consulting
7337 E. Doubletree Ranch Rd.                 Present (ING      President - Finance                         Group (1997 - Present);
Scottsdale, Arizona 85258                    May-flower        and Administration,                         Jim Henson Legacy
Born: 1936                                   Trust) February   Channel Corporation                         (1994 - Present).
                                             2001 - Present    (1996 - 2002); Trustee,
                                             (ING Mutual       First Choice Funds
                                             Funds)            (1997 - 2001); and of
                                                               each of the funds
                                                               managed by ING
                                                               Investment
                                                               Management Co. LLC
                                                               (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED
PERSONS"

Thomas J. McInerney(2)           Trustee     February 2001 -   Chief Executive Officer,          170       Director, Equitable Life
7337 E. Doubletree Ranch Rd.                 Present           ING U.S. Financial                          Insurance Co., Golden
Scottsdale, Arizona 85258                                      Services (September                         American Life Insurance
Born: 1956                                                     2001 - present);                            Co., Life Insurance
                                                               Member, ING Americas                        Company of Georgia,
                                                               Executive Committee                         Midwestern United Life
                                                               (2001 - present);                           Insurance Co., ReliaStar
                                                               President, Chief                            Life Insurance Co.,
                                                               Executive Officer and                       Security Life of Denver,
                                                               Director of Northern                        Security Connecticut
                                                               Life Insurance Company                      Life Insurance Co.,
                                                               (2001 - present), ING                       Southland Life
                                                               Aeltus Holding                              Insurance Co., USG
                                                               Company, Inc. (2000 -                       Annuity and Life
                                                               present), ING Retail                        Company and United
                                                               Holding Company                             Life and Annuity
                                                               (1998 - present).                           Insurance Co. Inc.
                                                               Formerly, General                           (March 2001 - Present);
                                                               Manager and Chief                           Member of the Board,
                                                               Executive Officer, ING                      Bushnell Performing
                                                               Worksite Division                           Arts Center; St. Francis
                                                               (December 2000 -                            Hospital; National
                                                               October 2001),                              Conference of
                                                               President, ING-SCI, Inc.                    Community Justice; and
                                                               (August 1997 -                              Metro Atlanta Chamber
                                                               December 2000);                             of Commerce.
                                                               President, Aetna
                                                               Financial Services
                                                               (August 1997 - December
                                                               2000).

--------------------------------------------------------------------------------

                                                  TERM OF                                     NUMBER OF
                                                OFFICE AND              PRINCIPAL           PORTFOLIOS IN            OTHER
                               POSITION(S)       LENGTH OF            OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
       NAME, ADDRESS          HELD WITH THE        TIME                DURING THE             OVERSEEN              HELD BY
          AND AGE              GISTRANT(S)       SERVED(1)           PAST FIVE YEARS         BY TRUSTEE             TRUSTEE
          -------              -----------       ---------           ---------------         ----------             -------
John G. Turner(3)                Chairman    October 1999 -    Chairman, Hillcrest Capital       117       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.     and         Present           Partners (May 2002 -                        Corporation (March
Scottsdale, Arizona 85258        Trustee                       Present); Formerly, Vice                    2000 - Present); Shopko
Born: 1939                                                     Chairman of ING Americas                    Stores, Inc. (August
                                                               (2000 - 2002); Chairman and                 1999 - Present); and
                                                               Chief Executive Officer of                  M.A. Mortenson
                                                               ReliaStar Financial Corp.                   Company (March 2002 -
                                                               (1993 - 2001); Chairman of                  Present); Conseco, Inc.
                                                               ReliaStar Life Insurance                    (September 2003 -
                                                               Company of New York (1995 -                 Present).
                                                               2001); Chairman of Northern
                                                               Life Insurance Company
                                                               (1992 - 2001); Chairman and
                                                               Trustee of the Northstar
                                                               affiliated investment
                                                               companies (1993 - 2001);
                                                               and Director, Northstar
                                                               Investment Management
                                                               Corporation and its
                                                               affiliates (1993 - 1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.
(3) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments,

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                            TERM OF OFFICE                    OCCUPATION(S)
      NAME, ADDRESS                  POSITION(S)             AND LENGTH OF                     DURING THE
         AND AGE                 HELD WITH THE TRUST        TIME SERVED(1)                   PAST FIVE YEARS
         -------                 -------------------        --------------                   ---------------
James M. Hennessy              President and Chief     February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.   Executive Officer       present                  Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                       (December 2001 - Present).
Born: 1949                     Chief Operating         February 2002 -          Formerly, Senior Executive Vice
                               Officer                 present                  President and Chief Operating
                                                                                Officer, ING Investments, LLC(2)
                                                                                (April 1995 - December 2000); and
                                                                                Executive Vice President, ING
                                                                                Investments, LLC(2) (May 1998 - June
                                                                                2000).

Michael J. Roland              Executive Vice          February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   President and           present                  Financial Officer and Treasurer,
Scottsdale, Arizona 85258      Assistant Secretary                              ING Investments, LLC(2) (December
Born: 1958                                                                      2001 - Present). Formerly, Senior
                               Principal Financial     May 1999 -               Vice President, ING Investments,
                               Officer                 present                  LLC(2) (June 1998 - December
                                                                                2001).

Stanley D. Vyner               Executive Vice          May 1999 -               Executive Vice President, ING
7337 E. Doubletree Ranch Rd.   President               present                  Investments, LLC(2) and certain of
Scottsdale, Arizona 85258                                                       its affiliates (July 2000 - Present)
Born: 1950                                                                      and Chief Investment Risk Officer
                                                                                (June 2003 - Present); Formerly, Chief
                                                                                Investment Officer for the International
                                                                                Portfolios, ING Investments, LLC(2) (July
                                                                                1996 - June 2003); and President and Chief
                                                                                Executive Officer, ING Investments, LLC(2)
                                                                                (August 1996 - August 2000).

Robert S. Naka                 Senior Vice             November 1999 -          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   President               present                  Secretary, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                       (October 2001 - Present).
Born: 1963                     Assistant Secretary     May 1999 -               Formerly, Senior Vice President
                                                       Present                  and Assistant Secretary, ING Funds
                                                                                Services, LLC(3) (February 1997 -
                                                                                August 1999).

Kimberly A. Anderson           Senior Vice President   November 2003 -          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                           present                  Secretary, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                       (October 2003 - Present). Formerly,
Born: 1964                                                                      Vice President and Assistant
                                                                                Secretary, ING Investments, LLC(2) (October
                                                                                2001 - October 2003); Secretary, ING
                                                                                Investments, LLC(2) (October 2001 - August
                                                                                2003); Assistant Vice President, ING Funds
                                                                                Services, LLC(3) (November 1999 - January
                                                                                2001); and has held various other positions
                                                                                with ING Funds Services, LLC(3) for more than
                                                                                the last five years.

Robyn L. Ichilov               Vice President and      May 1999 - present       Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.   Treasurer                                        LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                       ING Investments, LLC(2) (August
Born: 1967                                                                      1997 - Present).

J. David Greenwald             Vice President          August 2003 - present    Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                    Compliance, ING Funds Services,
Scottsdale, Arizona 85258                                                       LLC(3) (May 2003 - Present).
Born: 1957                                                                      Formerly, Assistant Treasurer and
                                                                                Director of Mutual Fund Compliance and
                                                                                Operations, American Skandia, a Prudential
                                                                                Financial Company (October 1996 - May 2003).

Lauren D. Bensinger            Vice President          February 2003 -          Vice President and Chief
7337 E. Doubletree Ranch Rd.                           present                  Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                       Distributor, LLC(4) (July 1995 -
Born: 1954                                                                      Present); Vice President (February
                                                                                1996 - Present) and Chief Compliance Officer
                                                                                (October 2001 - Present), ING Investments,
                                                                                LLC(2).

                                                                                                PRINCIPAL
                                                            TERM OF OFFICE                    OCCUPATION(S)
      NAME, ADDRESS                  POSITION(S)             AND LENGTH OF                     DURING THE
         AND AGE                 HELD WITH THE TRUST        TIME SERVED(1)                   PAST FIVE YEARS
         -------                 -------------------        --------------                   ---------------
Huey P. Falgout, Jr.           Secretary               August 2003 - present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                    Services (September 2003 -
Scottsdale, Arizona 85258                                                       Present). Formerly, Counsel, ING
Born: 1963                                                                      U.S. Financial Services (November
                                                                                2002 - September 2003); and Associate General
                                                                                Counsel of AIG American General (January 1999
                                                                                - November 2002).

Todd Modic                     Vice President          August 2003 - present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                    Reporting - Fund Accounting of
Scottsdale, Arizona 85258                                                       ING Fund Services, LLC(3)
Born: 1967                                                                      (September 2002 - Present).
                                                                                Formerly, Director of Financial Reporting,
                                                                                ING Investments, LLC(2) (March 2001 -
                                                                                September 2002); Director of Financial
                                                                                Reporting, Axient Communications, Inc. (May
                                                                                2000 - January 2001); and Director of
                                                                                Finance, Rural/Metro Corporation (March 1995
                                                                                - May 2000).

Susan P. Kinens                Assistant Vice          February 2003 -          Assistant Vice President and
7337 E. Doubletree Ranch Rd.   President and           present                  Assistant Secretary, ING Funds
Scottsdale, Arizona 85258      Assistant Secretary                              Services, LLC (December 2002 -
Born: 1976                                                                      Present); and has held various
                                                                                other positions with ING Funds Services, LLC
                                                                                for more than the last five years.

Maria M. Anderson              Assistant Vice          August 2001 - present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.   President                                        Funds Services, LLC (since
Scottsdale, Arizona 85258                                                       October 2001). Formerly, Manager
Born: 1958                                                                      of Fund Accounting and Fund
                                                                                Compliance, ING Investments, LLC (September
                                                                                1999 to November 2001); and Section Manager
                                                                                of Fund Accounting, Stein Roe Mutual Funds
                                                                                (July 1998 - August 1999).

Theresa Kelety                 Assistant Secretary     August 2003 -            Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                           present                  (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                       Senior Associate with Shearman &
Born: 1963                                                                      Sterling (February 2000 - April
                                                                                2003); and Associate with Sutherland Asbill &
                                                                                Brennan (1996 - February 2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
     ING Growth Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING Disciplined LargeCap Fund
     ING SmallCap Opportunities Fund
     ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING LargeCap Value Fund
     ING MagnaCap Fund
     ING MidCap Value Fund
     ING SmallCap Value Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
     ING Balanced Fund
     ING Convertible Fund
     ING Equity and Bond Fund
     ING Equity Income Fund
     ING Real Estate Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Lexington Money Market Fund*
     ING Intermediate Bond Fund
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund
     ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
     ING Senior Income Fund


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

FOR MORE COMPLETE INFORMATION ABOUT ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 992-0180 FOR A PROSPECTUS OR LOG ON TO www.ingfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF ANY FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER FUND SPECIFIC INFORMATION. THE FUND'S PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUND'S WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE www.sec.gov.

[ING FUNDS LOGO]

                                                   PRSAR-INTLABCM  (0404-062804)

SEMI-ANNUAL REPORT

APRIL 30, 2004
CLASSES I AND Q

INTERNATIONAL EQUITY FUNDS
ING EMERGING COUNTRIES FUND
ING FOREIGN FUND
ING INTERNATIONAL FUND
ING INTERNATIONAL SMALLCAP GROWTH FUND
ING INTERNATIONAL VALUE FUND

GLOBAL EQUITY FUNDS
ING WORLDWIDE GROWTH FUND

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter                                                             1
Market Perspective                                                             3
Portfolio Managers' Reports                                                    6
Statements of Assets and Liabilities                                          18
Statements of Operations                                                      22
Statements of Changes in Net Assets                                           24
Financial Highlights                                                          27
Notes to Financial Statements                                                 33
Portfolios of Investments                                                     46
Trustee and Officer Information                                               66

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past six months have been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption on goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Service at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
May 7, 2004

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

                             MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

In 2003, GLOBAL EQUITIES secured the first positive returns in three years with a very strong last two months. But by the end of April 2004 markets had added little more. For the whole six months global stocks returned 8.67% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this only about 0.97% was due to currency movements.

Among CURRENCIES the dollar occupied the financial spotlight for much of the period. Increasingly impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months the euro appreciated just 2.8% against the dollar. The Japanese yen ("Y") had a similar outcome, rising 2.1% against the dollar, but it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions not just to arrest the yen's ascent, but to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of April, inflationary signals had duly arrived and all fixed income classes were suffering. For the six months, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 1.25%, less than the average coupon. Within this the Lehman Brothers Corporate Index(3) returned 1.68% for the period and the Lehman Brothers Treasury Bond Index(4) 0.56%. High Yield Bonds were more profitable: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 5.5%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market returned 6.27% in the six months ended April 30, 2004, based on the S&P 500 Index(6) including dividends. This implies a P/E level of about 17.2 times 2004 earnings. Valuation levels after the tremendous rally since March of 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand had come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets were repaired without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held on to in March. Fourth quarter GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter of 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as signs of inflation were seen within successive economic reports. Finally, on April 29, the first quarter GDP report indicated not only a healthy 4.2% annual rate of growth, but also an underlying core inflation rate of 2%. At this level, the real Federal Funds rate was MINUS 1%, surely not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered.

INTERNATIONAL EQUITY MARKETS

JAPAN rose 12.85% in dollars over the six months, according to the MSCI Japan Index(7). At these levels the broad market was trading at about 18 1/2 times earnings for the next 12 months. In the final weeks of 2003, commentators had described a recovering

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------

economy led by trade and not much else. The other major problem in Japan, a banking system paralyzed by non-performing loans, was brought back to the fore at the end of November when the Bank of Japan nationalized Ashikaga, a large regional bank. At least in this case, unlike that of Resona earlier in 2003, there was evidence of a new realism as shareholders were not bailed out. And as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter of 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. Importantly this was mostly due to domestic business investment and consumer spending rather than foreign demand. Household spending rose for the first time in five months and retail sales had their biggest increase in nearly seven years. Prices were still falling: the national core price index had been in broad decline since April of 1998. But even here, there was a glimmer of hope in March as the index came in flat year over year. Finally Japan's other major problem, non-performing loans in the banking system, had been reduced to levels not seen since the mid 1980s, and still falling. In the week ended March 19, 2004, global investors bought a record $10.8 billion of Japanese stocks. But in April, doubts resurfaced about the extent to which the export-led recovery was percolating through to domestic demand that would sustain it. There was no doubting the export-led part. The reported trade surplus was an all time record, while the lately weakening yen against the dollar and by implication the Chinese yuan promised to keep the surplus high. News from the domestic economy was mixed, however. Consumer confidence rose to the highest and the unemployment rate to the lowest level in three years. Industrial production was up by 7.7% in the year through March. However household spending and retail sales fell back again, wages fell for the ninth straight month and prices resumed their drift lower. Japan's economy and corporate earnings were still growing, but for how long?

EUROPEAN EX UK markets gained 13.47% in dollars during the period, according to the MSCI Europe ex UK Index(8). Markets in this region were trading on average at about 15.4 times 2004 earnings at the end of April. A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. As our period started, the main news was the collapse of the European Union's stability pact, by which countries must confine their budget deficits to no more than 3% of GDP. Serial offenders, France and Germany, simply refused to comply. This at least facilitated tax reductions in those two countries to boost domestic demand, while modest reforms in France to the state pension system and in Germany to lower social security costs and improve labor flexibility, secured preliminary passage in their respective parliaments. But even these weak reforms would soon take their political toll, with people using local and regional elections to vent their displeasure. German Chancellor Schroeder's Social Democratic Party had its worst loss in decades in Hamburg, while French Prime Minister Raffarin's coalition was trounced in regional elections on the last Sunday of March. Repeated reports of flat interest rates, at 2% since June of 2003, and flat, high unemployment, at 8.8% since March of 2003 seemed to mark time to a regional economy making little progress. It was confirmed that the Eurozone's GDP only grew by 0.4% in 2003 over 2004, with just 1.6% expected for 2004. Indeed there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, was shaken by a serious terrorist attack in Spain. Further policy initiatives were unlikely. New European Central Bank Chief Trichet did say that if consumer spending did not improve, he might consider a reduction in interest rates. But the enthusiasm was short lived, as few believed that this would be done with the requisite aggression, if at all. It wasn't. Nor was there much scope for fiscal stimulus as six of the 12 countries sharing the euro currency, accounting for about 80% of Eurozone GDP, were already above the 3% of GDP limit for budget deficits. The stability pact might be dead, but this was still a source of acute embarrassment to the governments involved. April ended with the European Commission reporting that regional consumer confidence had fallen again. Yet at the same time, business confidence had risen to a three-year high, suggesting perhaps to investors that the saving grace of equities might be their cheapness compared to US stocks with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK market rose 11.89% in dollars, based on the MSCI UK Index(9). At those levels, the UK market was trading at about 18 1/2 times 2004 earnings. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export led, as services, manufacturing and construction were all accelerating. Third quarter GDP growth was revised up to 0.7% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates (by 1/4% to 3 3/4%), citing high levels of UK household borrowing and a global

                             MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------

recovery that was now gathering momentum. In 2004 generally strong economic data continued to support sentiment, subject to fears about some troubling imbalances, as well as a strong pound and interest rates now on an upward trajectory. GDP growth in the last quarter of 2003 was confirmed at 0.9% over the previous quarter. Unemployment fell even further to 4.8%. Strong, if fitful, retail sales showed that the consumer was still alive and well; perhaps too well, as the Bank of England expressed concern about the high level of household debt. Closely related to this is the other imbalance, soaring house prices. After a brief lull, they showed signs of re-accelerating. The market must now be considered a bubble, the piercing of which may have far-reaching economic consequences. Still, Chancellor of the Exchequer Gordon Brown did not raise taxes in his March budget, leaving it to monetary policy to cool the economy. It was no surprise when the Bank of England stepped in again in February and raised interest rates to 4%. Yield seeking inflows then sent the pound to levels against the dollar not seen in 11 years. Much of this was undone in April when, as described above, US interest rates seemed set to rise, and the inflows reversed course. But economic conditions remained generally favorable with low unemployment, steady at 4.8%, inflation under control below 2%, and consumer confidence and retail sales on the increase. The first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, but it should be noted that the UK's European neighbors would be elated at such a figure. The period ended as it began, with concerns centered on the two major imbalances in the economy. The latest 12-month increase in housing prices was reported at a booming 18.9%, and, as a result, consumers had amassed historically high levels of debt. Both of these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further and at the same time leave the Bank of England with a delicate policy balancing act to execute.

----------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING EMERGING COUNTRIES FUND                           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: JanWim Derks, Director of Global Emerging
Markets Equities; Bratin Sanyal, Senior Portfolio Manager; and Eric Conrads, Portfolio Manager, all with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class Q shares, excluding sales charges, provided a total return of 6.11% versus 9.38% for the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index.(5)

PORTFOLIO SPECIFICS: In the fourth quarter of last year economic growth in Asia was very strong with benign inflationary expectations. Accordingly, we were overweight Asia, a position we still maintain. Within Asia we overweighted China, India, Taiwan and Thailand, not only because of good economic growth rates and earnings potential at the stock level but also because of strong domestic demand in these countries. In Korea, we favored exporters such as Samsung Electronics (Electronics, 7.2% of the Fund) and LG Electronics (Electronics, 1.1%) as domestic demand has been very weak. The banking sector in Korea is still recovering from credit card delinquencies and the consumer remains uncomfortably leveraged. Under such a scenario, we believe the domestic sector will continue to be depressed and therefore we are reluctant to add domestically oriented companies. More recently we have taken Malaysia to an overweight position after the inauguration of a reformist Prime minister with a politically clean background. Malaysia has also joined the rest of Asia in displaying good export growth and domestic demand which was initially lacking. The overweight in Malaysia was at the expense of our weighting in China which has been brought down to an underweight because of overheating concerns and rising inflation.

In Latin America, our preferred markets have been Brazil and to a lesser extent Mexico. The macroeconomic outlook for Brazil has been improving dramatically for more than a year due to successful policies of the current government. Interest rates have been continually brought down as inflation has declined, the current account has gone to surplus and a widening fiscal deficit has been checked. Surging demand for commodities in general and iron ore and crude oil in particular has helped these crucial sectors in the Brazilian stock market. Lacking a fundamental growth driver, Mexico has been more a bottom up story with our preference being for domestically oriented companies. The regional weighting in Latin America has been near neutral through most of the reporting period.

Our favored market in the Emerging Markets Europe, Middle East, and Africa regions has been Russia, where high crude oil prices have helped state level finances as well as earnings for the all-important oil sector. We have maintained a neutral position in the Czech Republic, Hungary, and Poland as brighter economic prospects upon joining the European Union are balanced by relatively rich valuations and poor liquidity at the stock level. South Africa has remained an underweight through the period. We lost some performance due to the following investments: stock picking in Taiwan, stock picking in South Africa (materials), the overweight in consumer discretionary Ambev and the underweight in Hungary.

MARKET OUTLOOK: We remain constructive on the emerging markets asset class. We believe emerging markets may deliver relatively strong earnings growth in 2004. We expect further multiple expansion for emerging markets as valuations remain at a 25% discount to developed markets. For 2004 average Price to Earnings Ratios ("P/E's") are at around 10-12 times. Furthermore, we expect emerging economies to grow by 5-6% on average in 2004. Our investment strategy is to focus on countries where economic growth is, in our view, robust and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, India, Malaysia, Taiwan and Russia.

PORTFOLIO MANAGERS' REPORT                           ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR THE PERIODS ENDED APRIL 30, 2004
                                                     -------------------------------------
                                                                           SINCE INCEPTION
                                                                              OF CLASS Q
                                                      1 YEAR     5 YEAR    AUGUST 31, 1995
                                                     --------    ------    ---------------
          Class Q                                       45.14%     4.31%          5.19%
          MSCI EMF Index(1)                             53.59%     5.72%          1.59%(2)

The table above illustrates the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2) Since inception performance for index is shown from September 1, 1995.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the sub-adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small- and medium-sized companies, which may be more susceptible to greater price volatility and less liquidity than larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

ING FOREIGN FUND                                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORT FOLIO MANAGEMENT TEAM: Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, both with Julius Baer Investment Management LLC, the Sub-Adviser.

GOAL: The ING Foreign Fund (the "Fund") seeks long-term growth of capital.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class I shares, excluding sales charges, provided a total return of 7.90% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(4), which returned 12.58% for the same period.

PORTFOLIO SPECIFICS: For the six months ended April 30, 2004, assets under management increased significantly within the Fund. Our focus was to deploy these new funds expeditiously within our international equity strategy. However, given the strong equity market environment, we underperformed relative to the MSCI EAFE Index given these sizeable cash inflows.

Within Japan, in mid 2003 we became more constructive on this market. We found valuations to be more reasonable, accounting had become more transparent, and massive corporate de-leveraging and restructuring were beginning to have a positive influence on fundamentals. We also recognized that Japan was a large beneficiary of the rise of China, as witnessed by exports of cement, metals and capital goods from Japan to China. This export-led recovery seemed to be filtering into the domestic economy. Amid this environment, we increased exposure to Japan, closer to the index weighting by the end of the period.

Emerging markets also represented an important component of the Fund. These markets may represent between 0 - 25% of the strategy. As we approached the end of the reporting period, our weighting toward emerging markets had moved toward the upper end of the range.

Over the period, many investments were directed toward Eastern and Central Europe including investments in Russia and Turkey. For Central and Eastern Europe the prospect of European Union accession became a reality for ten countries as of May 1, 2004.

Within EUROPE, domestic demand remains weak and there are no signs that the European Central Bank will lower short term interest rates. Within the Fund, we focused our European investments within the oil and oil drilling sectors as well as telecommunications, in particular companies poised to benefit from the third generation story. We also found select opportunities within the banking sector. Our weighting within Europe remains below that of previous years given our more constructive outlook for Eastern and Central Europe, other select emerging markets as well as Japan.

MARKET OUTLOOK: Toward the latter part of the reporting period, equity markets were negatively impacted by news that the Chinese government was taking measures to cool down their economy by raising interest rates, increasing capital requirements within several industries including real estate, steel, aluminum and cement and limiting certain lending activities. Contributing to these concerns were expectations for higher interest rates in the United States and continued upward pressure on oil prices. Overall, investors began to assess whether global corporate profit growth would be sustainable in light of these issues.

Amid this heightened volatility, we have become more defensively positioned within the Fund. We have reduced investments within a number of commodity-related companies. We prefer to remain underweight industrials, materials and technology relative to our index, and overweight within telecommunications, energy and financials.

Over the short term, we anticipate commodity prices to remain quite volatile as investors assess the extent to which the restrictive interventions by the Chinese will bring its economic expansion under control. With a significant portion of Chinese GDP attributed to capital expenditures, this is clearly an unsustainable situation, which has naturally created bottlenecks. However, long term we believe China will remain extremely competitive and that the growth prospects for the country will remain in tact. We are quite comfortable having reduced exposure to commodity related companies with the exception of energy where we continue to maintain positions within natural gas and oil companies in Europe and Canada.

Concerning emerging markets, while we have reduced positions within resource-based countries, we remain positive toward the "convergence" countries within Eastern and Central Europe, including Turkey. We believe these countries continue to offer more attractive valuations and stronger economic growth potential than the larger European markets.

PORTFOLIO MANAGERS' REPORT                                      ING FOREIGN FUND
--------------------------------------------------------------------------------

                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                FOR THE PERIODS ENDED APRIL 30, 2004
                                                               --------------------------------------
                                                                 SINCE INCEPTION     SINCE INCEPTION
                                                                   OF CLASS I          OF CLASS Q
                                                               SEPTEMBER 10, 2003     JULY 11, 2003
                                                               ------------------    ---------------
          Class I                                                     12.17%                 --
          Class Q                                                        --               17.07%
          MSCI EAFE Index(1)                                          23.31%(2)           29.39%(3)

The table above illustrates the total return of ING Foreign Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(2) Since inception performance for index is shown from September 1, 2003.

(3) Since inception performance for index is shown from July 1, 2003.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of small- and mid-sized companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities. ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such actions appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ING INTERNATIONAL FUND                                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Richard T. Saler, Senior Portfolio Manager and Philip A. Schwartz CFA, Senior Portfolio Manager, both with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class I shares, excluding sales charges, provided a total return of 9.76% compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")(4), which returned 12.58% for the same period.

PORTFOLIO SPECIFICS: Over the last six months, the Fund has gradually shifted to a more defensive posture. Overall stock selection was the primary reason for the Fund's weak relative performance, except in the consumer sectors. The strong stock selection in the consumer discretionary and consumer staples sectors was offset by weak results in the industrials and materials sectors. In addition, our cash holdings muted returns versus the MSCI EAFE Index. The main reason for the weak stock selection is our focus on financially strong, larger-cap companies with strong balance sheets and attractive returns on invested capital.

On an individual basis, Greek Organization of Football Prognostics SA, the Greek amusement company, was the strongest contributor to returns because of the good outlook for its new lottery game. Other strong performers included Hong Kong-based Global Bio-Chem Technology, which was held during the period, and the Hungarian OTP Bank. On the other hand, the South-African based precious metals producer Gold Fields hurt performance due to adverse currency movements. Also, shares of Adecco, the Swiss-based provider of temporary workers, fell sharply after announcing in January it would have to delay the release of its 2003 financial statements. Given the uncertainties, it was decided to eliminate Adecco from the Fund.

During the reporting period we also added to financials, bringing its weighting in line with the Index. We bought positions in Alpha Bank A.E. (Greece), Banco Bilbao Vizcaya Argentaria SA (Spain), and ICICI Bank Ltd. (India). Our emerging markets holdings overall hurt performance relative to the MSCI EAFE Index, partly offset by strong stock selection in Hong Kong.

MARKET OUTLOOK: The global equity markets have recovered strongly in the past year after their three-year down turn. For 2004, we believe that profitability would favor equity investments, with the second half marking a return towards larger capitalization, higher quality companies. Consensus earnings forecasts for both 2004 and 2005 are being revised upwards and hints of corporate pricing power are beginning to emerge.

However, the remainder of the first half of the year will likely be challenging as we continue to assess the ongoing impact of economic trends, the difficult Iraqi conflict, China's influence on worldwide growth and inflation and the U.S. presidential campaign. In the U.S., the possibility exists of consumers running out of steam, particularly if interest rates rise more quickly than anticipated and the risk that the U.S. dollar weakens due to fiscal and trade imbalances. The European recovery shows no sign of an imminent acceleration. Earnings growths, especially in 2004, could fall short of current expectations. In Japan, much depends on its strong export performance continuing long enough to make domestic consumption growth self-sustaining. Furthermore, a hard landing in China would be reflected in lower import volumes and commodity prices, which could damage many emerging economies.

As a result, the managers continue to seek attractively valued, financially strong companies. We continue to focus on defensive sectors such as consumer staples, energy and health care. In our view, these areas present good opportunities relative to the benchmark in a potentially rising interest-rate environment.

PORTFOLIO MANAGERS' REPORT                                ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED APRIL 30, 2004
                                                      ---------------------------------------------------
                                                                   SINCE INCEPTION     SINCE INCEPTION
                                                                     OF CLASS I          OF CLASS Q
                                                       1 YEAR      JANUARY 15, 2002    FEBRUARY 26, 2001
                                                      --------    -----------------    -----------------
          Class I                                       33.07%           5.57%                  --
          Class Q                                       33.02%             --                -1.91%
          MSCI EAFE Index(1)                            40.75%           8.08%(2)             0.67%(3)

The table above illustrates the total return of ING International Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2) Since inception performance for the index is shown from January 1, 2002.

(3) Since inception performance for the index is shown from March 1, 2001.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of small- and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. The value of convertible or debt securities may fall when interest rates risk. Convertibles or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities.

ING INTERNATIONAL SMALLCAP GROWTH FUND                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Christopher A. Herrera, Portfolio Manager, with Nicholas-Applegate Capital Management, the Sub-Adviser.

GOAL: The International SmallCap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class Q shares, excluding sales charges, provided a total return of 10.53%. The Citigroup Europe, Pacific, Asia Composite/Extended Market Index ("Citigroup EPAC/EMI") rose 15.08% during the same period.

PORTFOLIO SPECIFICS: The Fund participated in this period's strong stock market advance, with holdings in numerous countries and sectors of investment posting double-digit gains. Positions in several countries rose in excess of 30% on average, including Russia, Austria and China. Looking at sectors, telecommunications and utilities were areas of notable strength, with the average holding up more than 20%. Broad-based depreciation of the U.S. dollar boosted performance for U.S.-based investors in the Fund, as returns in local currencies were generally worth more when translated into dollar terms.

Compared to the Citigroup EPAC/EMI benchmark, the Fund's results trailed. Stock selection in Germany, Switzerland and the transportation and industrials sectors contributed to the underperformance. For example, SGL Carbon, a German producer of carbon, graphite and composite materials, saw its stock price decline as one-time restructuring charges negatively impacted profits. The price of WestJet Airlines Ltd., a Canadian airline, fell after the company reported disappointing earnings due to changes in its accounting policies. Shares of Netherlands-based ASM International N.V., a semiconductor equipment supplier, came under pressure as a result of concerns about the near-term profitability of one of its business units.

Another reason the Fund lagged the index this period was its focus on growth stocks. Consistent with our investment style, the Fund's holdings are concentrated in companies with higher growth prospects than its style-neutral benchmark, which includes a mix of growth and value names. The Fund's growth bias detracted from its relative performance this period because value stocks outperformed. Investors shied away from riskier equities amid heightened worries about terrorism and concerns that the surging U.S. economy would prompt the Federal Reserve to raise U.S. interest rates sooner than anticipated.

On a positive note, security selection in France and among consumer cyclical and financial services stocks helped performance versus the Citigroup EPAC/EMI. One of the best-performing holdings was JCDecaux S.A., a global advertising firm based in France. The company benefited from expectations that several upcoming events, including the 2004 Olympics, would fuel increases in ad spending. Other stocks that did especially well were Anglo Irish Bank Corp. PLC, which saw strong loan growth, and Leopalace21Corp., a Japanese real estate firm that enjoyed brisk order flow in its apartment construction division.

MARKET OUTLOOK: Nicholas-Applegate's outlook for international equities remains positive. Many of the world's economies are experiencing accelerating growth rates as business and consumer spending picks up. Although interest rates may be headed higher in the near future, in our view, global monetary policy remains accommodative and supports corporate investment. We are particularly optimistic in our outlook for the Fund. Many international small-cap firms are thinly covered by Wall Street analysts, creating an opportunity for diligent research to add value. We are confident the in-depth analysis we perform will help us identify companies poised to seek outperformance.

As of April 30, 2004, the Fund was positioned to capitalize on the generally favorable investment climate. The Fund was overweight companies in emerging Asia and underweight European names. Asian countries represent some of the world's fastest-growing economies due to their robust export markets. In contrast, growth expectations are more subdued in Europe, where high unemployment and the strength of the Euro have restrained economic activity. From a sector perspective, the Fund was underweight industrials, where we have found few compelling growth opportunities, and overweight technology, where we have identified companies we believe are likely to benefit from the anticipated increase in global IT spending.

PORTFOLIO MANAGERS' REPORT                ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                      FOR THE PERIODS ENDED APRIL 30, 2004
                                                      ----------------------------------------
                                                                             SINCE INCEPTION
                                                                                OF CLASS Q
                                                       1 YEAR      5 YEAR     AUGUST 31, 1995
                                                      ---------    ------    ----------------
          Class Q                                        49.67%     7.96%          14.00%
          Citigroup EPAC/EMI(1)                          56.31%     5.33%           5.14%(2)

The table above illustrates the total return of ING International SmallCap Growth Fund against the Citigroup EPAC/EMI. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Citigroup EPAC/EMI (formerly the Salomon Europe, Pacific, Australia and Composite Extended Market Index) is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

(2) Since inception performance for index is shown from September 1, 1995.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets. The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

ING INTERNATIONAL VALUE FUND                          PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners, LLC is the sub-adviser. Brandes's Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

GOAL: The ING International Value Fund (the "Fund") seeks long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class I shares, excluding sales charges, provided a total return of 15.77% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(4), which returned 12.58% for the same period.

PORTFOLIO SPECIFICS: Advances for positions in Japan helped drive the Fund's performance during the period. Top Japan-based performers included Sumitomo Mitsui Financial Group, Inc. (Banks, 2.4% of the Fund) and Hitachi Ltd. (Electrical Components & Equipment, 2.5%).

Holdings in emerging markets also tended to register significant gains. From an industry perspective, positions in diversified telecom services made a substantial contribution to returns. Overall, the Fund's advance was broad-based, with positions in a wide range of countries and industries posting gains.

During the period, we eliminated exposure to several holdings as their market prices advanced toward our estimate of their fair values. For example, we sold Komatsu (Japan, Machinery, 0.0%), Reuters (United Kingdom, Media, 0.0%), and BASF (Germany, Chemicals, 0.0%).

We purchased shares of companies such as Volkswagen AG (Germany, Automobiles, 2.1%), Schering (Germany, Pharmaceuticals, 1.1%), and GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals, 2.1%) at prices that we consider compelling. We also took advantage of attractive prices by adding to select existing holdings.

MARKET OUTLOOK: Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

As of April 30, 2004, the Fund's most substantial country weightings lie in Japan and in the United Kingdom. On an industry basis, the Fund's largest exposure lies in diversified telecom services.

Keep in mind that the Fund's weightings for countries and industries are not the product of "top-down" forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

PORTFOLIO MANAGERS' REPORT                          ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                            FOR THE PERIODS ENDED APRIL 30, 2004
                                                      --------------------------------------------------
                                                                   SINCE INCEPTION     SINCE INCEPTION
                                                                     OF CLASS I          OF CLASS Q
                                                       1 YEAR        JUNE 18, 2001     JANUARY 24, 2000
                                                      ---------    ---------------     -----------------
          Class I                                       54.89%         7.05%                   --
          Class Q                                       54.62%           --                  4.40%
          MSCI EAFE Index(1)                            40.75%         3.54%(2)             -3.28%(3)

The table above illustrates the total return of ING International Value Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2) Since inception performance for index is shown from July 1, 2001.

(3) Since inception performance for index is shown from February 1, 2000.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of small and medium-sized companies may entail greater price volatility than investing in stocks of larger companies. The value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

ING WORLDWIDE GROWTH FUND                             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM:

DOMESTIC EQUITY COMPONENT: Managed by a team of investment professionals led by James A. Vail, CFA, Senior Vice President and Portfolio Manager with Aeltus Investment Management, Inc., the Sub-Adviser.

INTERNATIONAL COMPONENT: Managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

PERFORMANCE: For the six months ended April 30, 2004, the Fund's Class Q shares, excluding sales charges, provided a total return of 6.29%, compared to the Morgan Stanley Capital International ("MSCI") World Index(4), which returned 8.67% for the same period.

PORTFOLIO SPECIFICS, DOMESTIC COMPONENT: The Fund benefited from an overweight within the industrials and energy sectors, and particularly good individual stock performance within these two groups. Tyco International continued to be a core holding, rising on strong economic growth and a company-specific turnaround event. Halliburton Co. continued its good performance as well. The Fund remained underweight in consumer staples, as we believe other sectors are more leveraged to a continued strong economy. The largest single source of the underperformance was an overweight in the technology sector and adverse stock selection within it.

PORTFOLIO SPECIFICS, INTERNATIONAL COMPONENT: Over the last six months, the Fund has been gradually shifted to a more defensive posture. Overall stock selection was the primary reason for the Fund's weak relative performance, except in the consumer sectors. The strong stock selection in the consumer discretionary and consumer staples sectors was offset by weak selection in the industrials and materials sectors. In addition, our cash holdings muted returns versus the MSCI EAFE Index. The main reason for the weak stock selection is our focus on issues we believe are financially strong, larger cap companies with strong balance sheets and attractive returns on invested capital.

On an individual basis, Greek Organization of Football Prognostics SA, the Greek amusement company, was among the strongest contributors to returns because of the good outlook for its new lottery game. Other strong performers included Hong Kong-based Global Bio-Chem Technology, which was held during the period, and the Hungarian OTP Bank. On the other hand, the South-African based precious metals producer Gold Fields hurt performance due to adverse currency movements. Also, shares of Adecco, the Swiss-based provider of temporary workers, fell sharply after announcing in January it would have to delay the release of its 2003 financial statements. Given the uncertainties, it was decided to eliminate Adecco from the portfolio.

During the reporting period, we also added to financials, bringing its weighting in line with the MSCI EAFE Index. We bought positions in Alpha Bank (Greece), Banco Bilbao Vizcaya (Spain), and ICICI Bank (India). Our emerging markets holdings overall hurt performance relative to the Index, but was partly offset by strong stock selection in Hong Kong.

MARKET OUTLOOK, DOMESTIC: Economic statistics point to an improving domestic economy with similar indications globally. First-quarter earnings were generally in-line or better-than-expected, with more optimistic comments from management for the period immediately ahead. Inflation remains subdued despite materials and energy costing more, and while expanding more slowly than the politicians would like, employment is growing. The recent activity reflects the spell-binding effect that the fear of raising interest rates is having on the equity markets. At 1.00%, the Fed Funds rate is at historic lows, and although some observers suggest a 1.50% level by year-end 2004, this still would be low by historic measures. While the Fed is expected to raise rates some time this year, we do not believe it spells the end of growth in equity prices. The second factor distracting the market is the fear of an overheating Chinese economy.

We believe the economic data warrants maintaining the Fund's exposure to economically sensitive sectors, such as industrials, materials, and financial sectors. History indicates that these sectors outperform the overall market after the announcement by the Fed of an increase in the Fed Funds lending rate. We believe we are closer to that event than not; thus our decision to stay the course and maintain our current, economically sensitive positions.

MARKET OUTLOOK, INTERNATIONAL: The global equity markets have recovered strongly in the past year after a three-year downturn. For 2004, we believe that profitability would favor equity investments, with the second half marking a return towards larger capitalization, higher quality companies. Consensus earnings forecasts for both 2004 and 2005 are being revised upwards, and hints of corporate pricing power are beginning to emerge.

PORTFOLIO MANAGERS' REPORT                             ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

However, the remainder of the first half of the year will likely be challenging as we continue to assess the ongoing impact of economic trends, the difficult Iraqi conflict, China's influence on worldwide growth and inflation, and the U.S. presidential campaign. In the U.S., the possibility exists of consumers running out of steam, particularly if interest rates rise more quickly than anticipated and due to the risk that the U.S. dollar weakens due to fiscal and trade imbalances. The European recovery shows no sign of an imminent acceleration. Earnings growths, especially in 2004, could fall short of current expectations. In Japan, much depends on its strong export performance continuing long enough to make domestic consumption growth self-sustaining. Furthermore, a hard landing in China would be reflected in lower import volumes and commodity prices, which could damage many emerging economies.

As a result, the managers continue to seek attractively valued, financially strong companies. We continue to focus on defensive sectors, such as consumer staples, energy, and health care. These areas present good opportunities, in our view, relative to the benchmark in a potentially rising interest-rate environment.

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                       FOR THE PERIODS ENDED APRIL 30, 2004
                                                      ---------------------------------------
                                                                             SINCE INCEPTION
                                                                                OF CLASS Q
                                                       1 YEAR      5 YEAR    AUGUST 31, 1995
                                                      ---------    ------    ----------------
          Class Q                                      26.82%       -3.61%       7.59%
          MSCI World Index(1)                          30.05%       -1.74%       6.76%(2)

The table above illustrates the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) Since inception performance for index is shown from September 1, 1995.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. This Fund invests in companies that the Portfolio Managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles. The value of convertible securities may fall when interest rates rise.

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                              ING
                                                                            EMERGING              ING                  ING
                                                                           COUNTRIES            FOREIGN           INTERNATIONAL
                                                                              FUND                FUND                 FUND
                                                                       -----------------   -----------------    ------------------
ASSETS:
Investments in securities at value+*                                   $     108,900,490   $      72,017,379    $      102,909,842
Repurchase agreement                                                                  --                  --             2,921,000
Cash                                                                                  --           4,228,143                    --
Collateral for securities loaned                                               7,996,046           3,042,073             2,092,414
Foreign currencies at value**                                                  3,686,179           3,149,415                    --
Receivables:
     Investment securities sold                                                  505,958           1,913,272               684,747
     Fund shares sold                                                             31,429           2,334,514               251,338
     Dividends and interest                                                      400,304             196,591               579,148
Unrealized appreciation on forward foreign currency contracts                         --                  --                    --
Prepaid expenses                                                                  31,229              38,540                17,804
Reimbursement due from manager                                                     1,660              24,450                    --
                                                                       -----------------   -----------------    ------------------
         Total assets                                                        121,553,295          86,944,377           109,456,293
                                                                       -----------------   -----------------    ------------------

LIABILITIES:
Payable for investment securities purchased                                           --           2,756,264                    --
Payable for fund shares redeemed                                               1,267,962              48,022                23,751
Payable upon receipt of securities loaned                                      7,996,046           3,042,073             2,092,414
Unrealized depreciation on forward currency contracts                                  7                  --                    --
Payable to affiliates                                                            187,124             107,726               142,521
Payable to custodian                                                              82,910                  --                17,038
Payable for trustee fees                                                         103,997               2,546                53,153
Other accrued expenses and liabilities                                           701,392             181,671               247,071
                                                                       -----------------   -----------------    ------------------
         Total liabilities                                                    10,339,438           6,138,302             2,575,948
                                                                       -----------------   -----------------    ------------------
NET ASSETS                                                             $     111,213,857   $      80,806,075    $      106,880,345
                                                                       =================   =================    ==================

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                        $     241,547,584   $      80,024,397     $     125,348,206
Undistributed net investment income (accumulated net investment loss)             10,615            (284,539)              232,239
Accumulated net realized gain (loss) on investments, foreign
   currencies and futures                                                   (161,119,309)           (273,487)          (30,561,422)
Net unrealized appreciation of investments foreign currencies and
   futures (net of estimated India tax of $217,091, $0, $0)                   30,774,967           1,339,704            11,861,322
                                                                       -----------------   -----------------    ------------------
NET ASSETS                                                             $     111,213,857   $      80,806,075    $      106,880,345
                                                                       =================   =================    ==================

----------
 +Including securities loaned at value                                 $       7,497,370   $       2,692,386    $        1,956,695
 *Cost of investments in securities                                    $      78,077,584   $      70,660,693    $       91,059,113
**Cost of foreign currencies                                           $       3,533,818   $       3,157,758    $               --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                           ING
                                                                                         EMERGING         ING            ING
                                                                                        COUNTRIES       FOREIGN     INTERNATIONAL
                                                                                           FUND           FUND           FUND
                                                                                      -------------   ------------  -------------
CLASS A:
Net assets                                                                            $  69,870,912   $ 42,444,685   $ 55,905,561
Shares authorized                                                                         unlimited      unlimited      unlimited
Par value                                                                             $        0.00   $       0.00   $       0.00
Shares outstanding                                                                        3,825,310      3,634,146      6,026,056
Net asset value and redemption price per share                                        $       18.27   $      11.68   $       9.28
Maximum offering price per share (5.75%)(1)                                           $       19.38   $      12.39   $       9.85

CLASS B:
Net assets                                                                            $  16,200,512   $  9,252,967   $ 14,665,555
Shares authorized                                                                         unlimited      unlimited      unlimited
Par value                                                                             $        0.00   $       0.00   $       0.00
Shares outstanding                                                                          894,553        796,366      1,634,481
Net asset value and redemption price per share(2)                                     $       18.11   $      11.62   $       8.97
Maximum offering price per share                                                      $       18.11   $      11.62   $       8.97

CLASS C:
Net assets                                                                            $  10,466,759   $ 27,698,990   $ 16,132,378
Shares authorized                                                                         unlimited      unlimited      unlimited
Par value                                                                             $        0.00   $       0.00   $       0.00
Shares outstanding                                                                          607,354      2,380,101      1,797,861
Net asset value and redemption price per share(2)                                     $       17.23   $      11.64   $       8.97
Maximum offering price per share                                                      $       17.23   $      11.64   $       8.97

CLASS I:
Net assets                                                                                      n/a   $    357,537   $ 13,387,779
Shares authorized                                                                               n/a      unlimited      unlimited
Par value                                                                                       n/a   $       0.00   $       0.00
Shares outstanding                                                                              n/a         30,490      1,449,067
Net asset value and redemption price per share                                                  n/a   $      11.73   $       9.24
Maximum offering price per share                                                                n/a   $      11.73   $       9.24

CLASS M:
Net assets                                                                            $   1,229,086            n/a            n/a
Shares authorized                                                                         unlimited            n/a            n/a
Par value                                                                             $        0.00            n/a            n/a
Shares outstanding                                                                           68,006            n/a            n/a
Net asset value and redemption price per share                                        $       18.07            n/a            n/a
Maximum offering price per share (3.50%)(3)                                           $       18.73            n/a            n/a

CLASS Q:
Net assets                                                                            $  13,446,588   $  1,051,896   $  6,789,072
Shares authorized                                                                         unlimited      unlimited      unlimited
Par value                                                                             $        0.00   $       0.00   $       0.00
Shares outstanding                                                                          713,151         89,926        736,361
Net asset value and redemption price per share                                        $       18.86   $      11.70   $       9.22
Maximum offering price per share                                                      $       18.86   $      11.70   $       9.22

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                     ING              ING                ING
                                                                                 INTERNATIONAL    INTERNATIONAL       WORLDWIDE
                                                                                SMALLCAP GROWTH       VALUE            GROWTH
                                                                                     FUND             FUND             FUND
                                                                                ---------------  ----------------   -------------
ASSETS:
Investments in securities at value+*                                             $ 344,818,513   $  3,503,646,329   $ 125,184,896
Repurchase agreement                                                                        --                 --       4,674,000
Cash                                                                                 7,929,846        133,106,517              --
Collateral for securities loaned                                                            --         61,474,663              --
Foreign currencies at value**                                                          997,326          3,443,544          29,144
Receivables:
     Investment securities sold                                                        496,290         13,525,264         895,838
     Fund shares sold                                                                  306,528            554,903           2,552
     Dividends and interest                                                            928,476         24,020,003         595,544
Unrealized appreciation on forward foreign currency contracts                           20,250             24,624              --
Prepaid expenses                                                                        25,172             39,028          23,308
Reimbursement due from manager                                                              --                 --           9,725
                                                                                --------------   ----------------   -------------
         Total assets                                                              355,522,401      3,739,834,875     131,415,007
                                                                                --------------   ----------------   -------------

LIABILITIES:
Payable for investment securities purchased                                          4,194,869             16,837         615,139
Payable for fund shares redeemed                                                     1,074,505          1,940,268         224,101
Payable for call options written                                                            --                 --           1,440
Payable upon receipt of securities loaned                                                   --         61,474,663              --
Unrealized depreciation on forward currency contracts                                       --             43,500             968
Payable to affiliates                                                                  561,639          4,885,536         203,317
Payable to custodian                                                                        --                 --          12,525
Payable for trustee fees                                                                 9,517             11,092           8,943
Other accrued expenses and liabilities                                                 722,378          5,080,509         500,046
                                                                                --------------   ----------------   -------------
         Total liabilities                                                           6,562,908         73,452,405       1,566,479
                                                                                --------------   ----------------   -------------
NET ASSETS                                                                       $ 348,959,493   $  3,666,382,470   $ 129,848,528
                                                                                ==============   ================   =============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                                  $ 469,996,387   $  3,364,537,109   $ 332,455,141
Undistributed net investment income (Accumulated net investment loss)               (1,080,002)        20,881,952        (409,299)
Accumulated net realized gain (loss) on investments, foreign currencies,
   futures and options                                                            (189,072,420)        47,416,377    (222,374,138)
Net unrealized appreciation of investments foreign currencies,
   futures and options                                                              69,115,528        233,547,032      20,176,824
                                                                                --------------   ----------------   -------------
NET ASSETS                                                                       $ 348,959,493   $  3,666,382,470   $ 129,848,528
                                                                                ==============   ================   =============

----------
 +Including securities loaned at value                                                      --   $     58,674,873              --
 *Cost of investments in securities                                              $ 275,696,382   $  3,270,744,515   $ 105,050,608
**Cost of foreign currencies                                                     $   1,003,515   $      3,443,544   $      29,034

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                      ING
                                                                                 INTERNATIONAL         ING               ING
                                                                                    SMALLCAP       INTERNATIONAL      WORLDWIDE
                                                                                     GROWTH           VALUE             GROWTH
                                                                                      FUND             FUND              FUND
                                                                                --------------   ----------------   -------------
CLASS A:
Net assets                                                                      $  164,355,394   $  1,942,569,017   $  51,907,543
Shares authorized                                                                    unlimited          unlimited       unlimited
Par value                                                                       $         0.00   $           0.01   $        0.00
Shares outstanding                                                                   5,871,627        123,446,771       3,313,912
Net asset value and redemption price per share                                  $        27.99   $          15.74   $       15.66
Maximum offering price per share (5.75%)(1)                                     $        29.70   $          16.70   $       16.62

CLASS B:
Net assets                                                                      $   63,687,520   $    455,495,353   $  32,875,320
Shares authorized                                                                    unlimited          unlimited      unlimited
Par value                                                                       $         0.00   $           0.01   $        0.00
Shares outstanding                                                                   2,190,606         29,413,304       1,919,137
Net asset value and redemption price per share(2)                               $        29.07   $          15.49   $       17.13
Maximum offering price per share                                                $        29.07   $          15.49   $       17.13

CLASS C:
Net assets                                                                      $   50,549,473   $    673,721,743   $  40,210,785
Shares authorized                                                                    unlimited          unlimited       unlimited
Par value                                                                       $         0.00   $           0.01   $        0.00
Shares outstanding                                                                   1,896,650         43,604,906       2,638,008
Net asset value and redemption price per share(2)                               $        26.65   $          15.45   $       15.24
Maximum offering price per share                                                $        26.65   $          15.45   $       15.24

CLASS I:
Net assets                                                                                 n/a   $    566,791,511
Shares authorized                                                                          n/a          unlimited
Par value                                                                                  n/a   $           0.01
Shares outstanding                                                                         n/a         35,976,029
Net asset value and redemption price per share                                             n/a   $          15.75
Maximum offering price per share                                                           n/a   $          15.75

CLASS Q:
Net assets                                                                      $   70,367,106   $     27,804,846   $   4,854,880
Shares authorized                                                                    unlimited          unlimited       unlimited
Par value                                                                       $         0.00   $           0.01   $        0.00
Shares outstanding                                                                   2,349,393          1,764,288         266,039
Net asset value and redemption price per share                                  $        29.95   $          15.76   $       18.25
Maximum offering price per share                                                $        29.95   $          15.76   $       18.25

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                            ING
                                                                                          EMERGING        ING          ING
                                                                                         COUNTRIES       FOREIGN   INTERNATIONAL
                                                                                            FUND          FUND         FUND
                                                                                        ------------   ----------  -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                                               $  1,199,914   $  401,431   $ 1,145,387
Interest                                                                                     244,949        4,031       120,164
Securities lending income                                                                         69           --           165
Other                                                                                             --           --           184
                                                                                        ------------   ----------   -----------
     Total investment income                                                               1,444,932      405,462     1,265,900
                                                                                        ------------   ----------   -----------

EXPENSES:
Investment management fees                                                                   748,778      239,241       525,175
Distribution and service fees:
     Class A                                                                                 130,702       30,408        68,069
     Class B                                                                                  87,209       28,221        70,400
     Class C                                                                                  52,577       84,056        80,655
     Class M                                                                                   5,159           --            --
     Class Q                                                                                  19,731        1,014         9,719
Transfer agent fees:
     Class A                                                                                  82,426       25,461        68,499
     Class B                                                                                  19,261        5,926        17,762
     Class C                                                                                  11,618       17,652        20,398
     Class I                                                                                      --          183           475
     Class M                                                                                   1,516           --            --
     Class Q                                                                                   1,685          446           290
Administrative service fees                                                                   59,901       23,924        52,517
Shareholder reporting expense                                                                 41,380        7,730        24,024
Registration fees                                                                             45,328       15,801        27,558
Professional fees                                                                              7,140        7,783         5,260
Custody and accounting expense                                                               193,114       67,701        54,842
Trustee fees                                                                                   3,083        2,581           720
Offering expense                                                                                  --       74,795            --
Miscellaneous expense                                                                         12,043        2,821         2,922
                                                                                        ------------   ----------   -----------
     Total expenses                                                                        1,522,651      635,744     1,029,285
Less:
     Net waived and reimbursed fees                                                           93,411      140,918            --
     Brokerage commission recapture                                                               --           --           566
                                                                                        ------------   ----------   -----------
     Net expenses                                                                          1,429,240      494,826     1,028,719
                                                                                        ------------   ----------   -----------
Net investment income (loss)                                                                  15,692      (89,364)      237,181
                                                                                        ------------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES, AND FUTURES:
Net realized gain (loss) on:
     Investments                                                                          12,229,928     (218,056)    7,406,282
     Foreign currencies and forward foreign currency exchange contracts                      (91,004)     (10,604)     (113,397)
                                                                                        ------------   ----------   -----------
Net realized gain (loss) on investments and foreign currencies                            12,138,924     (228,660)    7,292,885
                                                                                        ------------   ----------   -----------
Net change in unrealized appreciation or depreciation on:
     Investments (net of estimated India tax of $202,962, $0, $0)                         (5,066,372)     898,338     1,328,299
     Foreign currencies and forward foreign currency exchange contracts                       40,942      (32,718)       (5,692)
                                                                                        ------------   ----------   -----------
Net change in unrealized appreciation or depreciation on investments and
   foreign currencies                                                                     (5,025,430)     865,620     1,322,607
                                                                                        ------------   ----------   -----------
Net realized and unrealized gain on investments and foreign currencies                     7,113,494      636,960     8,615,492
                                                                                        ------------   ----------   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $  7,129,186   $  547,596   $ 8,852,673
                                                                                        ============   ==========   ===========
----------
*  Foreign taxes                                                                        $    140,074   $   47,574   $   165,359

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS for the six months ended April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                       ING              ING            ING
                                                                                  INTERNATIONAL    INTERNATIONAL     WORLDWIDE
                                                                                 SMALLCAP GROWTH       VALUE          GROWTH
                                                                                       FUND             FUND           FUND
                                                                                 ---------------   -------------   ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                                         $   2,367,300    $  49,037,632   $  1,046,275
Interest                                                                                222,783        3,945,531         97,092
Securities lending income                                                                18,250            9,052             99
Other                                                                                        18          309,215             --
                                                                                  -------------    -------------   ------------
     Total investment income                                                          2,608,351       53,301,430      1,143,466
                                                                                  -------------    -------------   ------------
EXPENSES:
Investment management fees                                                            1,786,738       17,866,785        704,726
Distribution and service fees:
     Class A                                                                            286,293        2,788,010         97,398
     Class B                                                                            325,072        2,286,759        176,487
     Class C                                                                            260,583        3,405,755        219,905
     Class Q                                                                             95,774           37,622          7,513
Transfer agent fees:
     Class A                                                                            186,486        1,147,140         71,849
     Class B                                                                             76,113          282,783         45,521
     Class C                                                                             61,016          421,261         56,778
     Class I                                                                                 --           12,788             --
     Class Q                                                                              4,660              375          1,741
Administrative service fees                                                             178,671        2,423,132         70,472
Shareholder reporting expense                                                            96,278          689,530         69,318
Registration fees                                                                        44,902           51,106         29,784
Professional fees                                                                        16,744          145,785         10,769
Custody and accounting expense                                                          181,214          681,834         80,695
Trustee fees                                                                              8,248           49,868          6,476
Miscellaneous expense                                                                     4,426          118,408          1,965
                                                                                  -------------    -------------   ------------
     Total expenses                                                                   3,613,218       32,408,941      1,651,397
Less:
     Net waived and reimbursed (recouped) fees                                          (70,000)              --         98,053
     Brokerage commission recapture                                                          --               --            579
                                                                                  -------------    -------------   ------------
     Net expenses                                                                     3,683,218       32,408,941      1,552,765
                                                                                  -------------    -------------   ------------
Net investment income (loss)                                                         (1,074,867)      20,892,489       (409,299)
                                                                                  -------------    -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES AND OPTIONS:
Net realized gain (loss) on:
     Investments                                                                     51,476,221      148,384,287     13,804,877
     Foreign currencies and forward foreign currency exchange contracts                (869,220)        (448,726)       (39,040)
     Options                                                                                 --               --        (40,651)
                                                                                  -------------    -------------   ------------
Net realized gain on investments, foreign currencies and options                     50,607,001      147,935,561     13,725,186
                                                                                  -------------    -------------   ------------
Net change in unrealized appreciation or depreciation on:
     Investments                                                                    (14,826,016)     322,921,606     (4,597,220)
     Foreign currencies and forward foreign currency exchange contracts                 (50,018)        (290,134)        (3,489)
                                                                                  -------------    -------------   ------------
Net change in unrealized appreciation or depreciation on investments,
   foreign currencies and options                                                   (14,876,034)     322,631,472     (4,600,709)
                                                                                  -------------    -------------   ------------
Net realized and unrealized gain on investments, foreign currencies
   and options                                                                       35,730,967      470,567,033      9,124,477
                                                                                  -------------    -------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $  34,656,100    $ 491,459,522   $  8,715,178
                                                                                  =============    =============   ============

----------
*  Foreign taxes                                                                  $     275,832    $   5,942,204   $    125,954

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                    ING EMERGING COUNTRIES FUND         ING FOREIGN FUND
                                                                  ------------------------------  ------------------------------
                                                                    SIX MONTHS      YEAR ENDED      SIX MONTHS     PERIOD ENDED
                                                                  ENDED APRIL 30,   OCTOBER 31,   ENDED APRIL 30,   OCTOBER 31,
                                                                       2004            2003            2004           2003(1)
                                                                  --------------  --------------  ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                      $       15,692  $      163,617    $    (89,364)  $     (28,210)
Net realized gain (loss) on investments and foreign currencies        12,138,924       7,300,407        (228,660)         42,396
Net change in unrealized appreciation or depreciation of
   investments and foreign currencies                                 (5,025,430)     30,374,658         865,620         474,084
                                                                  --------------  --------------    ------------   -------------
   Net increase in net assets resulting from operations                7,129,186      37,838,682         547,596         488,270
                                                                  --------------  --------------    ------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                            (341,859)             --        (117,623)             --
     Class B                                                                  --              --         (25,214)             --
     Class C                                                                  --              --         (89,093)             --
     Class I                                                                  --              --          (3,356)             --
     Class M                                                              (2,321)             --              --              --
     Class Q                                                             (96,899)             --          (5,001)             --
Net realized gains:
     Class A                                                                  --              --         (33,310)             --
     Class B                                                                  --              --          (7,332)             --
     Class C                                                                  --              --         (26,225)             --
     Class I                                                                  --              --            (920)             --
     Class Q                                                                  --              --          (1,471)             --
                                                                  --------------  --------------    ------------   -------------
Total distributions                                                     (441,079)             --        (309,545)             --
                                                                  --------------  --------------    ------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      49,406,514     388,617,983      69,574,785      15,069,369
Dividends reinvested                                                     387,844              --         195,834              --
                                                                  --------------  --------------    ------------   -------------
                                                                      49,794,358     388,617,983      69,770,619      15,069,369
Cost of shares redeemed                                              (63,085,437)   (417,627,995)     (3,355,249)     (1,404,985)
                                                                  --------------  --------------    ------------   -------------
Net increase (decrease) in net assets resulting from capital
   share transactions                                                (13,291,079)    (29,010,012)     66,415,370      13,664,384
                                                                  --------------  --------------    ------------   -------------
Net increase (decrease) in net assets                                 (6,602,972)      8,828,670      66,653,421      14,152,654
                                                                  --------------  --------------    ------------   -------------
NET ASSETS:
Beginning of period                                                  117,816,829     108,988,159      14,152,654              --
                                                                  --------------  --------------    ------------   -------------
End of period                                                     $  111,213,857  $  117,816,829    $ 80,806,075   $  14,152,654
                                                                  ==============  ==============    ============   =============
Undistributed net investment income (accumulated net
   investment loss) at end of period                              $       10,615  $      436,002    $   (284,539)  $      45,112
                                                                  ==============  ==============    ============   =============

----------
(1) Fund commenced operations on July 1, 2003.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        ING INTERNATIONAL
                                                                   ING INTERNATIONAL FUND              SMALLCAP GROWTH FUND
                                                              --------------------------------   -------------------------------
                                                                 SIX MONTHS       YEAR ENDED       SIX MONTHS       YEAR ENDED
                                                              ENDED APRIL 30,     OCTOBER 31,    ENDED APRIL 30,    OCTOBER 31,
                                                                    2004             2003             2004             2003
                                                              ---------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                  $       237,181   $      438,743   $   (1,074,867)  $     (429,026)
Net realized gain (loss) on investments and foreign
   currencies                                                       7,292,885       (2,025,797)      50,607,001          689,769
Net change in unrealized appreciation or depreciation of
   investments and foreign currencies                               1,322,607       17,051,753      (14,876,034)     102,597,770
                                                              ---------------   --------------   --------------   --------------
   Net increase in net assets resulting from operations             8,852,673       15,464,699       34,656,100      102,858,513
                                                              ---------------   --------------   --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                          (65,485)        (168,249)         (28,389)              --
     Class C                                                               --           (1,612)              --               --
     Class I                                                          (43,979)         (50,182)              --               --
     Class Q                                                          (38,000)         (45,138)         (35,174)              --
                                                              ---------------   --------------   --------------   --------------
Total distributions                                                  (147,464)        (265,181)         (63,563)              --
                                                              ---------------   --------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   34,112,408      167,030,077       64,920,360      793,290,634
Dividends reinvested                                                  123,195          197,605           53,883               --
Redemption fee proceeds                                                 3,069          306,800               --               --
                                                              ---------------   --------------   --------------   --------------
                                                                   34,238,672      167,534,482       64,974,243      793,290,634
Cost of shares redeemed                                           (33,212,309)    (164,862,362)     (92,122,078)    (847,606,966)
                                                              ---------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting from capital
   share transactions                                               1,026,363        2,672,120      (27,147,835)     (54,316,332)
                                                              ---------------   --------------   --------------   --------------
Net increase in net assets                                          9,731,572       17,871,638        7,444,702       48,542,181
                                                              ---------------   --------------   --------------   --------------
NET ASSETS:
Beginning of period                                                97,148,773       79,277,135      341,514,791      292,972,610
                                                              ---------------   --------------   --------------   --------------
End of period                                                 $   106,880,345   $   97,148,773   $  348,959,493   $  341,514,791
                                                              ===============   ==============   ==============   ==============
Undistributed net investment income (accumulated net
   investment loss) at end of period                          $       232,239   $      142,522   $   (1,080,002)  $       58,428
                                                              ===============   ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                ING INTERNATIONAL VALUE FUND        ING WORLDWIDE GROWTH FUND
                                                              --------------------------------   -------------------------------
                                                                 SIX MONTHS       YEAR ENDED       SIX MONTHS       YEAR ENDED
                                                              ENDED APRIL 30,     OCTOBER 31,    ENDED APRIL 30,     APRIL 30,
                                                                    2004            2003              2004             2003
                                                              ---------------  ---------------   ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                  $    20,892,489  $    13,420,978   $     (409,299)  $   (1,406,259)
Net realized gain (loss) on investments, foreign currencies
   and options                                                    147,935,561      (98,691,670)      13,725,186         (640,594)
Net change in unrealized appreciation or depreciation of
   investments, foreign currencies and options                    322,631,472      925,896,407       (4,600,709)      27,582,974
                                                              ---------------  ---------------   --------------   --------------
   Net increase in net assets resulting from operations           491,459,522      840,625,715        8,715,178       25,896,121
                                                              ---------------  ---------------   --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                      (10,229,044)      (6,749,895)              --               --
     Class I                                                       (4,813,131)      (3,415,778)              --               --
     Class Q                                                         (221,805)        (275,730)              --               --
Net realized gains:
     Class A                                                               --      (26,207,763)              --               --
     Class B                                                               --       (7,376,884)              --               --
     Class C                                                               --      (11,254,215)              --               --
     Class I                                                               --       (7,198,805)              --               --
     Class Q                                                               --         (571,558)              --               --
                                                              ---------------  ---------------   --------------   --------------
Total distributions                                               (15,263,980)     (63,050,628)              --               --
                                                              ---------------  ---------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  343,244,025      381,124,093        8,705,033      297,182,498
Dividends reinvested                                               11,830,764       47,901,712               --               --
                                                              ---------------  ---------------   --------------   --------------
                                                                  355,074,789      429,025,805        8,705,033      297,182,498
Cost of shares redeemed                                          (367,552,391)    (712,137,091)     (31,837,284)    (346,955,366)
                                                              ---------------  ---------------   --------------   --------------
Net decrease in net assets resulting from capital
   share transactions                                             (12,477,602)    (283,111,286)     (23,132,251)     (49,772,868)
                                                              ---------------  ---------------   --------------   --------------
Net increase (decrease) in net assets                             463,717,940      494,463,801      (14,417,073)     (23,876,747)
                                                              ---------------  ---------------   --------------   --------------
NET ASSETS:
Beginning of period                                             3,202,664,530    2,708,200,729      144,265,601      168,142,348
                                                              ---------------  ---------------   --------------   --------------
End of period                                                 $ 3,666,382,470  $ 3,202,664,530   $  129,848,528   $  144,265,601
                                                              ===============  ===============   ==============   ==============
Undistributed net investment income (accumulated net
   investment loss) at end of period                          $    20,881,952  $    15,253,443   $     (409,299)  $           --
                                                              ===============  ===============   ==============   ==============

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                           --------------------------------------------------------------------------------------
                                             SIX MONTHS                                FOUR MONTHS   YEAR      THREE      YEAR
                                                ENDED      YEAR ENDED OCTOBER 31,         ENDED      ENDED     MONTHS    ENDED
                                              APRIL 30,  ----------------------------  OCTOBER 31,  JUNE 30,  JUNE 30,  MARCH 31,
                                                2004      2003        2002      2001    2000(1)(2)    2000     1999(3)   1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      17.89   12.80      12.26      16.81       20.74     17.20      13.79     17.76
 Income (loss) from investment operations:
 Net investment income (loss)              $       0.04    0.12      (0.14)      0.09       (0.27)    (0.16)     (0.04)    (0.01)
 Net realized and unrealized gain (loss)
 on investments                            $       1.05    4.97       0.68      (4.64)      (3.66)     3.70       3.45     (3.78)
 Total from investment operations          $       1.09    5.09       0.54      (4.55)      (3.93)     3.54       3.41     (3.79)
 Less distributions from:
 Net investment income                     $       0.12      --       0.00*        --          --        --         --      0.18
 Total distributions                       $       0.12      --       0.00*        --          --        --         --      0.18
 Net asset value, end of period            $      18.86   17.89      12.80      12.26       16.81     20.74      17.20     13.79
 TOTAL RETURN(4)                           %       6.11   39.77       4.41     (27.01)     (18.95)    20.58      24.73    (21.42)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     13,447  18,168     21,132     26,783      88,894   119,251     79,130    53,125
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                        %       1.96    1.93       2.00       1.97        2.13      2.09       1.90      1.94
 Gross expenses prior to expense
 reimbursement(recoupment)(5)              %       2.12    2.03       1.94       1.98        2.28      2.24       2.43      2.23
 Net investment income (loss) after expense
 reimbursement(recoupment)(5)(6)           %       0.40    0.59      (0.24)      0.42       (1.21)    (1.05)     (1.07)    (0.01)
 Portfolio turnover rate                   %         42     135        124         74          94       211         67       213
---------------------------------------------------------------------------------------------------------------------------------

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(5)  Annualized for periods less that one year.
(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING FOREIGN FUND                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 CLASS I                       CLASS Q
                                                        ---------------------------   --------------------------
                                                        SIX MONTHS    SEPTEMBER 10,   SIX MONTHS      JULY 11,
                                                           ENDED       2003(1) TO       ENDED        2003(1) TO
                                                         APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                                           2004           2003           2004           2003
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         11.05          10.63          11.02          10.13
 Income (loss) from investment operations:
 Net investment loss                              $         (0.01)          0.00*         (0.01)         (0.00)*
 Net realized and unrealized gain
 on investments                                   $          0.87           0.42           0.86           0.89
 Total from investment operations                 $          0.86           0.42           0.85           0.89
 Less distributions from:
 Net investment income                            $          0.14             --           0.13             --
 Net realized gain on investments                 $          0.04             --           0.04             --
 Total distributions                              $          0.18             --           0.17             --
 Net asset value, end of period                   $         11.73          11.05          11.70          11.02
 TOTAL RETURN(2)                                  %          7.90           3.95           7.83           8.79

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $           358            188          1,052            421
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %          1.48           1.43           1.66           1.85
 Gross expenses prior to and expense
 reimbursement(3)                                 %          2.07           5.51           2.25           5.93
 Net investment loss after proceeds and expense
 reimbursement(3)(4)                              %         (0.09)          0.21          (0.11)         (0.17)
 Portfolio turnover rate                          %           100             50            100             50
----------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS I
                                                                    ------------------------------------------
                                                                     SIX MONTHS        YEAR        JANUARY 15,
                                                                        ENDED          ENDED         2002 TO
                                                                      APRIL 30,     OCTOBER 31,    OCTOBER 31,
                                                                        2004           2003          2002(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $           8.45           7.06           8.25
 Income (loss) from investment operations:
 Net investment income (loss)                                   $           0.05           0.10           0.05
 Net realized and unrealized gain (loss) on investments         $           0.77           1.34          (1.24)
 Total from investment operations                               $           0.82           1.44          (1.19)
 Less distributions from:
 Net investment income                                          $           0.03           0.05             --
 Total distributions                                            $           0.03           0.05             --
 Net asset value, end of period                                 $           9.24           8.45           7.06
 TOTAL RETURN(2)                                                %           9.76          20.53         (14.42)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $         13,388         11,582          6,384
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %           1.32           1.33           1.48
 Gross expenses prior to expense reimbursement(3)               %           1.32           1.34           1.53
 Net investment income (loss) after expense reimbursement(3)(4) %           1.09           1.29           0.72
 Portfolio turnover rate                                        %             44            100            126
--------------------------------------------------------------------------------------------------------------

                                                                              CLASS Q
                                                     ---------------------------------------------------------
                                                      SIX MONTHS                                  FEBRUARY 26,
                                                         ENDED           YEAR ENDED OCTOBER 31,     2001 TO
                                                       APRIL 30,         ----------------------    OCTOBER 31,
                                                         2004             2003           2002        2001(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $       8.43           7.04           8.10           9.89
 Income (loss) from investment operations:
 Net investment income (loss)                        $       0.03           0.07          (0.03)         (0.02)
 Net realized and unrealized gain (loss) on
 investments                                         $       0.78           1.37          (1.03)         (1.77)
 Total from investment operations                    $       0.81           1.44          (1.06)         (1.79)
 Less distributions from:
 Net investment income                               $       0.02           0.05             --             --
 Total distributions                                 $       0.02           0.05             --             --
 Net asset value, end of period                      $       9.22           8.43           7.04           8.10
 TOTAL RETURN(2)                                     %       9.66          20.51         (13.09)        (18.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $      6,789         14,755          6,949              7
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %       1.57           1.59           1.61           2.27
 Gross expenses prior to expense reimbursement(3)    %       1.57           1.59           1.70           2.27
 Net investment income (loss) after expense
 reimbursement(3)(4)                                 %       0.64           0.91          (0.08)         (0.24)
 Portfolio turnover rate                             %         44            100            126            169
--------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS                                FOUR MONTHS    YEAR     THREE      YEAR
                                                 ENDED       YEAR ENDED OCTOBER 31,        ENDED        ENDED    MONTHS     ENDED
                                                APRIL 30, ----------------------------   OCTOBER 31,  JUNE 30,  JUNE 30,  MARCH 31,
                                                 2004     2003       2002       2001       2000(1)      2000     1999(2)    1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $    27.11      19.54      23.19      38.18        43.30      25.16     22.23     19.18
 Income (loss) from investment operations:
 Net investment income (loss)               $    (0.03)      0.21       0.04       0.00*       (0.09)     (0.21)    (0.03)    (0.02)
 Net realized and unrealized gain (loss)
 on investments                             $     2.88       7.36      (3.69)    (12.12)       (5.03)     20.53      2.96      3.36
 Total from investment operations           $     2.85       7.57      (3.65)    (12.12)       (5.12)     20.32      2.93      3.34
 Less distributions from:
 Net investment income                      $     0.01         --         --       0.24           --         --        --      0.09
 Net realized gains on investments          $       --         --         --       2.63           --       2.18        --      0.20
 Total distributions                        $     0.01         --         --       2.87           --       2.18        --      0.29
 Net asset value, end of period             $    29.95      27.11      19.54      23.19        38.18      43.30     25.16     22.23
 TOTAL RETURN(3)                            %    10.53      38.74     (15.74)    (34.11)       11.82      82.99     13.18     17.61

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $   70,367     79,140     70,404     91,089      164,719    163,843    42,881    32,819
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                         %     1.59       1.59       1.55       1.50         1.58       1.57      1.65      1.65
 Gross expenses prior to expense
 reimbursement(recoupment)(4)               %     1.55       1.58       1.59       1.50         1.58       1.57      1.67      1.80
 Net investment income (loss) after expense
 reimbursement(recoupment)(4)(5)            %    (0.16)      0.35       0.07       0.04        (0.71)     (0.66)    (0.50)    (0.50)
 Portfolio turnover rate                    %       59        114        149        143           56        164        44       146
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments , LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS I
                                                      --------------------------------------------------------
                                                      SIX MONTHS                                   JUNE 18,
                                                         ENDED        YEAR ENDED OCTOBER 31,       2001 TO
                                                       APRIL 30,      ----------------------      OCTOBER 31,
                                                         2004           2003           2002         2001(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $           13.74          10.43         12.35          13.89
 Income (loss) from investment operations:
 Net investment income                          $            0.13           0.13          0.16           0.02
 Net realized and unrealized gain (loss)
 on investments                                 $            2.02           3.48         (1.68)         (1.56)
 Total from investment operations               $            2.15           3.61         (1.52)         (1.54)
 Less distributions from:
 Net investment income                          $            0.14           0.10          0.14             --
 Net realized gains on investments              $              --           0.20          0.26             --
 Total distributions                            $            0.14           0.30          0.40             --
 Net asset value, end of period                 $           15.75          13.74         10.43          12.35
 TOTAL RETURN(2)                                %           15.77          35.58        (12.89)        (11.09)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $         566,792        482,047       372,352        226,067
 Ratios to average net assets:
 Expenses(3)                                    %            1.24           1.29          1.32           1.24
 Net investment income(3)                       %            1.76           1.12          1.04           0.62
 Portfolio turnover rate                        %              17              9            20             15
--------------------------------------------------------------------------------------------------------------

                                                                                     CLASS Q
                                                     ------------------------------------------------------------------------
                                                      SIX MONTHS                                                  JANUARY 24,
                                                         ENDED                 YEAR ENDED OCTOBER 31,              2000 TO
                                                       APRIL 30,       ---------------------------------------    OCTOBER 31,
                                                         2004           2003           2002          2001          2000(1)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          13.73          10.44          12.34          16.68          15.90
 Income (loss) from investment operations:
 Net investment income                        $           0.11           0.10           0.07           0.10           0.13
 Net realized and unrealized gain (loss)
 on investments                               $           2.02           3.49          (1.63)         (2.42)          0.65
 Total from investment operations             $           2.13           3.59          (1.56)         (2.32)          0.78
 Less distributions from:
 Net investment income                        $           0.10           0.10           0.08           0.14             --
 Net realized gains on investments            $             --           0.20           0.26           1.88             --
 Total distributions                          $           0.10           0.30           0.34           2.02             --
 Net asset value, end of period               $          15.76          13.73          10.44          12.34          16.68
 TOTAL RETURN(2)                              %          15.66          35.37         (13.11)        (15.80)          4.91

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $         27,805         29,319         29,836         35,802         24,882
 Ratios to average net assets:
 Expenses(3)                                  %           1.48           1.54           1.49           1.59           1.57
 Net investment income(3)                     %           1.36           0.87           0.63           0.91           1.35
 Portfolio turnover rate                      %             17              9             20             15             34
-----------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS Q
                                            ---------------------------------------------------------------------------------------
                                               SIX MONTHS                                  FOUR MONTHS   YEAR      THREE    YEAR
                                                  ENDED        YEAR ENDED OCTOBER 31,         ENDED      ENDED     MONTHS   ENDED
                                                APRIL 30,  -----------------------------    OCTOBER 31, JUNE 30,  JUNE 30, MARCH 31,
                                                  2004      2003       2002      2001       2000(1)(2)   2000     1999(3)   1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      17.17      14.34     17.87      30.37          34.53    27.12     24.59   19.63
 Income (loss) from investment operations:
 Net investment income (loss)              $       0.00*     (0.01)    (0.08)**   (0.07)**       (0.07)   (0.16)     0.01    0.22
 Net realized and unrealized gain (loss)
 on investments                            $       1.08       2.84     (3.45)**  (11.19)**       (4.09)   11.11      2.52    6.15
 Total from investment operations          $       1.08       2.83     (3.53)    (11.26)         (4.16)   10.95      2.53    6.37
 Less distributions from:
 Net investment income                     $         --         --        --         --           --         --        --    0.15
 Net realized gains on investments         $         --         --        --       0.89             --     3.54        --    1.26
 Tax return of capital                     $         --         --        --       0.35             --       --        --      --
 Total distributions                       $         --         --        --       1.24             --     3.54        --    1.41
 Net asset value, end of period            $      18.25      17.17     14.34      17.87          30.37    34.53     27.12   24.59
 TOTAL RETURN(4)                           %       6.29      19.74    (19.75)    (38.56)        (12.05)   42.63     10.29   33.97

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $      4,855      6,454     8,194     17,178         44,702   54,418    14,870   7,320
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                        %       1.54       1.54      1.49       1.51           1.52     1.57      1.55    1.59
 Gross expenses prior to expense
 reimbursement(recoupment)(5)              %       1.67       1.62      1.59       1.60           1.49     1.57      1.55    1.76
 Net investment income (loss) after
 expense reimbursement(recoupment)(5)(6)   %       0.04      (0.04)    (0.47)     (0.30)         (0.62)   (0.69)     0.17    0.17
 Portfolio turnover rate                   %         45        125       281        302             71      169        57     247
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(5)  Annualized for periods less that one year.
(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.
** Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1993 with nine separate funds. Five of the Funds included in this report are: ING Emerging Countries Fund ("Emerging Countries"), ING Foreign Fund ("Foreign") ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth"), and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with two separate series (Funds). The one Fund in this annual report is ING International Value Fund ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends from net investment income are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-dividend date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investors except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to May 17, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to May 17, 2002; or (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value. International Value may reopen in the future subject to the discretion of the Board of Trustees ("Board").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges,

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY TRANSACTIONS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System.

   Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write
   (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended April 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES            SALES
                                  ---------            -----
Emerging Countries             $     48,622,604   $    61,094,338
Foreign                             102,446,854        43,483,990
International                        53,285,900        44,211,306
International Small Cap Growth      204,605,142       223,190,493
International Value                 594,313,448       702,795,398
Worldwide Growth                     62,280,223        83,347,440

NOTE 4 -- REDEMPTION FEES

International imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee

--------------------------------------------------------------------------------

NOTE 4 -- REDEMPTION FEES (CONTINUED)

proceeds for the six months ended April 30, 2004 were $3,069 and are set forth in the statements of changes in net assets. For the year ended October 31, 2003, the redemption fee proceeds were $306,800 and are set forth in the statement of changes in net assets.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ("ING"). The Investment Management Agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                       AS A PERCENTAGE OF AVERAGE NET ASSETS
                       -------------------------------------
Emerging Countries     1.25%
Foreign                1.00% on the first $500 million; and
                       0.90% thereafter
International          1.00%
International
  SmallCap Growth      1.00% on first $500 million; 0.90% on next $500 million;
                       and 0.85% in excess of $1 billion
International Value    1.00%
Worldwide Growth       1.00% on first $250 million; 0.90% on next
                       $250 million; 0.80% on next $500 million; and
                       0.75% in excess of $1billion

Julius Baer Investment Management Inc. ("JBIM"), a registered investment adviser wholly owned by the Julius Baer Group, serves as Sub-Adviser to the Foreign Fund pursuant to a Sub-Advisory Agreement between the Adviser and JBIM.

Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment adviser serves as Sub-Adviser to International and Worldwide Growth Funds pursuant to a Sub-Advisory Agreement between the Adviser and ING Aeltus. Both the Adviser and ING Aeltus are indirect, wholly owned subsidiaries of ING and affiliates of each other.

Nicholas-Applegate Capital Management ("NACM"), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Sub-Advisory Agreement between the Adviser and NACM.

Brandes Investment Partners, LLC ("Brandes"), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Sub-Advisory Agreement between the Adviser and Brandes.

ING Investment Management Advisors B.V. ("IIMA"), a registered investment advisor, serves as Sub-Adviser to the Russia Fund and the Emerging Countries Fund pursuant to a Sub-Advisory Agreement between the Adviser and IIMA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. IFS is a wholly-owned indirect subsidiary of ING. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays IFS an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), a wholly-owned indirect subsidiary of ING, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                 CLASS A  CLASS B  CLASS C  CLASS I  CLASS M  CLASS Q
                 -------  -------  -------  -------  -------  -------
Emerging
   Countries      0.35%    1.00%    1.00%     N/A      0.75%   0.25%
Foreign           0.25%    1.00%    1.00%     N/A       N/A    0.25%
International     0.25%    1.00%    1.00%     N/A       N/A    0.25%
International
   SmallCap
   Growth         0.35%    1.00%    1.00%     N/A       N/A    0.25%
International
   Value          0.30%    1.00%    1.00%     N/A       N/A    0.25%
Worldwide
   Growth         0.35%    1.00%    1.00%     N/A       N/A    0.25%

Fees paid to the Distributor by class during the six months ended April 30, 2004 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions

--------------------------------------------------------------------------------

NOTE 6 -- DISTRIBUTION AND SERVICE FEES (CONTINUED)

for Class A, Class B, and Class C shares. For the six months ended April 30, 2004, the Distributor retained the following amounts in sales charges for the
Funds:

                              CLASS A    CLASS B    CLASS C    CLASS M
                               SHARES     SHARES     SHARES     SHARES
                             ---------   -------    -------    -------
Initial Sales Charges        $  74,629       N/A        N/A    $  848
Contingent Deferred Sales
   Charges                   $  21,189    $    0    $ 7,079       N/A

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                     ACCRUED                        ACCRUED
                   INVESTMENT       ACCRUED        SHAREHOLDER
                   MANAGEMENT   ADMINISTRATIVE    SERVICES AND
                      FEES           FEES        DISTRIBUTION FEES      TOTAL
                   ----------   --------------   -----------------   -----------
Emerging
   Countries      $   126,787     $  10,142        $    50,195       $  187,124
Foreign                63,471         6,337             37,918          107,726
International          93,270         9,326             39,925          142,521
International
   Small Cap
   Growth             369,479        29,945            162,215          561,639
International
   Value            3,111,235       311,097          1,463,204        4,885,536
Worldwide
   Growth             112,177        11,217             79,923          203,317

At April 30, 2004, the following wholly-owned indirect subsidiaries of ING owned the following Funds:

ING Life Insurance and Annuity Company -- International Fund (7.7%)

ING National Trust -- International Fund (17.7%) and International Growth Fund (38.0%)

Investment activities of these shareholders could have material impact on the Funds.

The Adviser may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 8 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2004, the following Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                                    PAYABLE FOR
                                  CUSTODIAN FEES
                                  --------------
Worldwide Growth                    $  92,205

                                    PAYABLE FOR
                                     TRANSFER
                                    AGENT FEES
                                  --------------
Worldwide Growth                    $  111,442

                                    PAYABLE FOR
                                   POSTAGE FEES
                                  --------------
Worldwide Growth                    $  118,732

                                    PAYABLE FOR
                                   PRINTING FEES
                                  --------------
Worldwide Growth                    $  102,556

NOTE 9 -- EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

                                 CLASS A     CLASS B   CLASS C    CLASS I    CLASS M    CLASS Q
                                  SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                 --------   --------   --------   --------   --------   --------
Emerging Countries                 2.25%      2.90%      2.90%       N/A       2.65%      2.15%
Foreign(1)                         1.70%      2.45%      2.45%      1.35%       N/A       1.60%
International                      1.95%      2.70%      2.70%      1.60%       N/A       1.85%
International
   SmallCap Growth                 1.95%      2.60%      2.60%       N/A        N/A       1.85%
International Value                 N/A        N/A        N/A        N/A        N/A        N/A
Worldwide Growth                   1.85%      2.50%      2.50%       N/A        N/A       1.75%

----------
(1) Prior to December 1, 2003, the expense limitation notes for Class A, Class B, Class C, Class I and Class Q were 1.95%, 2.70%, 2.70%, 1.60% and 1.85%
    respectively.

For International Fund, the voluntary expense limits provided above were effective July 1, 2003.

The Adviser will at a later date recoup from a Fund for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Adviser of such waived and reimbursed fees are reflected net on the accompanying Statements of Operations for each Fund. Amounts payable by the Adviser are reflected on the accompanying statements of Assets and Liabilities for each Fund.

--------------------------------------------------------------------------------

NOTE 9 -- EXPENSE LIMITATIONS (CONTINUED)

As of April 30, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Adviser, and the related expiration dates are as follows:

                                               APRIL 30,
                                 ------------------------------------
                                    2005         2006         2007        TOTAL
                                 ----------   ----------   ----------   ----------
Emerging Countries                       --   $   44,308   $  157,889   $  202,197
Foreign                                  --           --      211,531      211,531
International                            --       43,933           --       43,933
International
   SmallCap Growth                       --       36,689           --       36,689
Worldwide Growth                 $  637,105      109,327      163,640      910,072

NOTE 10 -- CALL OPTIONS WRITTEN

                                  NUMBER OF    PREMIUMS
WORLDWIDE GROWTH                  CONTRACTS    RECEIVED      VALUE
------------------------------   ----------   ----------   ----------
Options Written                          96   $    1,728   $    1,440
Options outstanding
                                 ----------   ----------   ----------
   at April 30, 2004                     96   $    1,728   $    1,440
                                 ==========   ==========   ==========

NOTE 11 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the six months ended April 30, 2004:

                                                          APPROXIMATE
                                            APPROXIMATE     WEIGHTED
                                   DAYS    AVERAGE DAILY     AVERAGE
                                 UTILIZED     BALANCE     INTEREST RATE
                                 --------  -------------  -------------
Emerging Countries                   25    $  1,055,640        1.51%
Worldwide Growth                      4       1,035,000        1.45%

NOTE 12 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                               CLASS A SHARES                  CLASS B SHARES                CLASS C SHARES
                                       -----------------------------   -----------------------------   ----------------------------
                                        SIX MONTHS         YEAR          SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                           ENDED          ENDED            ENDED          ENDED            ENDED          ENDED
                                         APRIL 30,      OCTOBER 31,       APRIL 30,     OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                            2004           2003             2004           2003             2004          2003
                                       -------------   -------------   -------------   -------------   -------------   ------------
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                1,903,721      15,077,519         152,933          84,548          92,671        352,142
Dividends reinvested                          17,566              --              --              --              --             --
Shares redeemed                           (2,249,292)    (15,912,953)       (216,241)       (349,157)       (100,238)      (544,473)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net decrease in shares outstanding          (328,005)       (835,434)        (63,308)       (264,609)         (7,567)      (192,331)
                                       =============   =============   =============   =============   =============   ============

EMERGING COUNTRIES ($)
Shares sold                            $  34,374,273   $ 209,705,771   $   2,918,687   $   1,250,314   $   1,735,113   $   4,452,036
Dividends reinvested                         299,006              --              --             ---              --             --
Shares redeemed                          (40,674,744)   (222,355,701)     (4,133,905)     (4,809,392)     (1,799,088)    (6,896,237)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net decrease                           $  (6,001,465)  $ (12,649,930)  $  (1,215,218)  $  (3,559,078)  $     (63,975)  $ (2,444,201)
                                       =============   =============   =============   =============   =============   ============

                                               CLASS Q SHARES                  CLASS M SHARES
                                       -----------------------------   -----------------------------
                                        SIX MONTHS        YEAR          SIX MONTHS        YEAR
                                           ENDED          ENDED            ENDED          ENDED
                                         APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                           2004            2003            2004            2003
                                       -------------   -------------   -------------   -------------
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                  541,224      12,331,900           8,201           3,626
Dividends reinvested                           4,931              --             136              --
Shares redeemed                             (848,712)    (12,967,395)        (12,601)        (22,486)
                                       -------------   -------------   -------------   -------------
Net decrease in shares outstanding          (302,557)       (635,495)         (4,264)        (18,860)
                                       =============   =============   =============   =============

EMERGING COUNTRIES ($)
Shares sold                            $  10,219,895   $ 173,161,999   $     158,546   $      47,863
Dividends reinvested                          86,541              --           2,297              --
Shares redeemed                          (16,233,406)   (183,269,201)       (244,294)       (297,464)
                                       -------------   -------------   -------------   -------------
Net decrease                           $  (5,926,970)  $ (10,107,202)  $     (83,451)  $    (249,601)
                                       =============   =============   =============   =============

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                               CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                       -----------------------------   -----------------------------   ----------------------------
                                        SIX MONTHS        JULY 1,       SIX MONTHS        JULY 8,       SIX MONTHS       JULY 3,
                                           ENDED        2003(1) TO         ENDED         2003(1) TO        ENDED        2003(1) TO
                                         APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,       APRIL 30,     OCTOBER 31,
                                            2004           2003            2004           2003             2004            2003
                                       -------------   -------------   -------------   -------------   -------------   ------------
FOREIGN (NUMBER OF SHARES)
Shares sold                                3,244,076         702,682         688,070         124,952       1,913,057        513,787
Dividends reinvested                           8,613              --           2,178              --           6,274             --
Shares redeemed                             (217,618)       (103,607)        (16,180)         (2,654)        (47,931)        (5,086)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net increase in shares outstanding         3,035,071         599,075         674,068         122,298       1,871,400        508,701
                                       =============   =============   =============   =============   =============   ============

FOREIGN ($)
Shares sold                            $  38,190,937   $   7,385,657   $   8,056,438   $   1,332,337   $  22,577,135   $  5,506,304
Dividends reinvested                          93,658              --          23,547              --          67,948             --
Shares redeemed                           (2,590,268)     (1,050,695)       (194,078)        (28,662)       (570,753)       (55,392)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net increase                           $  35,694,327   $   6,334,962   $   7,885,907   $   1,303,675   $  22,074,330   $  5,450,912
                                       =============   =============   =============   =============   =============   ============

                                               CLASS I SHARES                  CLASS Q SHARES
                                       -----------------------------   -----------------------------
                                        SIX MONTHS     SEPTEMBER 10,    SIX MONTHS       JULY 11,
                                          ENDED         2003(1) TO        ENDED         2003(1) TO
                                         APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                           2004            2003            2004            2003
                                       -------------   -------------   -------------   -------------
FOREIGN (NUMBER OF SHARES)
Shares sold                                   13,106          16,997          51,133          62,839
Dividends reinvested                             387              --             597              --
Shares redeemed                                   --              --             (13)        (24,630)
                                       -------------   -------------   -------------   -------------
Net increase in shares outstanding            13,493          16,997          51,717          38,209
                                       =============   =============   =============   =============

FOREIGN ($)
Shares sold                            $     147,465   $     185,032   $     602,810   $     660,039
Dividends reinvested                           4,209              --           6,472              --
Shares redeemed                                   --             (39)           (150)       (270,197)
                                       -------------   -------------   -------------   -------------
Net increase                           $     151,674   $     184,993   $     609,132   $     389,842
                                       =============   =============   =============   =============

                                               CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                       -----------------------------   -----------------------------   ----------------------------
                                        SIX MONTHS         YEAR          SIX MONTHS        YEAR         SIX MONTHS         YEAR
                                           ENDED          ENDED            ENDED          ENDED            ENDED          ENDED
                                         APRIL 30,      OCTOBER 31,       APRIL 30,     OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                            2004           2003             2004           2003             2004           2003
                                       -------------   -------------   -------------   -------------   -------------   ------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                1,888,929       7,762,080         300,643         411,047         273,303        687,730
Dividends reinvested                           4,890          14,078               1              --              --            223
Shares redeemed                           (1,033,550)     (8,754,777)       (181,966)       (378,329)       (241,554)      (714,120)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net increase (decrease) in shares
  outstanding                                860,269        (978,619)        118,678          32,718          31,749        (26,167)
                                       =============   =============   =============   =============   =============   ============

INTERNATIONAL ($)
Shares sold                            $  17,190,136   $  55,834,069   $   2,673,257   $   2,964,613   $   2,405,279   $  4,915,756
Dividends reinvested                          41,300         100,936              --              --              --          1,567
Redemption fee proceeds                        3,069         306,800              --              --              --             --
Shares redeemed                           (9,639,938)    (62,551,570)     (1,632,309)     (2,692,370)     (2,172,520)    (5,079,397)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net increase (decrease)                $   7,594,567   $  (6,309,765)  $   1,040,948   $     272,243   $     232,759   $   (162,074)
                                       =============   =============   =============   =============   =============   ============

----------
(1) Commencement of operations of class.

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                               CLASS I SHARES                  CLASS Q SHARES
                                       -----------------------------   -----------------------------
                                        SIX MONTHS        YEAR          SIX MONTHS        YEAR
                                           ENDED          ENDED            ENDED          ENDED
                                         APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                           2004            2003            2004            2003
                                       -------------   -------------   -------------   -------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                  619,956       4,236,967         721,808        9,642,22
Dividends reinvested                           5,236           7,018           4,519           6,300
Shares redeemed                             (546,884)     (3,777,860)     (1,739,702)     (8,885,673)
                                       -------------   -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                                  78,308         466,125      (1,013,375)        762,854
                                       =============   =============   =============   =============

INTERNATIONAL ($)
Shares sold                            $   5,516,209   $  31,427,964   $   6,327,527   $  71,887,675
Dividends reinvested                          43,979          50,182          37,916          44,920
Shares redeemed                           (4,819,766)    (28,083,521)    (14,947,776)    (66,455,504)
                                       -------------   -------------   -------------   -------------
Net increase (decrease)                $     740,422   $   3,394,625   $  (8,582,333)  $   5,477,091
                                       =============   =============   =============   =============

                                               CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                       -----------------------------   -----------------------------   ----------------------------
                                        SIX MONTHS         YEAR          SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                           ENDED          ENDED            ENDED          ENDED            ENDED          ENDED
                                         APRIL 30,      OCTOBER 31,       APRIL 30,     OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                            2004           2003             2004           2003             2004          2003
                                       -------------   -------------   -------------   -------------   -------------   ------------
INTERNATIONAL SMALLCAP GROWTH
   (NUMBER OF SHARES)
Shares sold                                1,382,084      19,584,957         145,986         259,509         101,019      1,022,290
Dividends reinvested                             864              --              --              --              --             --
Shares redeemed                           (1,425,761)    (20,385,263)       (305,143)       (645,907)       (277,267)    (1,596,079)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net decrease in shares outstanding           (42,813)       (800,306)       (159,157)       (386,398)       (176,248)      (573,789)
                                       =============   =============   =============   =============   =============   ============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                            $  38,731,298   $ 382,529,561   $   4,347,614   $   5,554,909   $   2,825,598   $ 19,024,592
Dividends reinvested                          21,615              --              --              --              --             --
Shares redeemed                          (39,904,378)   (401,765,381)     (8,965,239)    (13,344,655)     (7,474,302)   (29,846,873)
                                       -------------   -------------   -------------   -------------   -------------   ------------
Net decrease                           $  (1,151,465)  $ (19,235,820)  $  (4,617,625)  $  (7,789,746)  $  (4,648,704)  $(10,822,281)
                                       =============   =============   =============   =============   =============   ============

                                               CLASS Q SHARES
                                       -----------------------------
                                        SIX MONTHS        YEAR
                                          ENDED           ENDED
                                          APRIL 30,     OCTOBER 31,
                                            2004           2003
                                       -------------   -------------
INTERNATIONAL SMALLCAP GROWTH
   (NUMBER OF SHARES)
Shares sold                                  679,530      18,417,622
Dividends reinvested                           1,207              --
Shares redeemed                           (1,250,992)    (19,100,237)
                                       -------------   -------------
Net decrease in shares outstanding          (570,255)       (682,615)
                                       =============   =============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                            $  19,015,850   $ 386,181,572
Dividends reinvested                          32,268              --
Shares redeemed                          (35,778,159)   (402,650,057)
                                       -------------   -------------
Net decrease                           $ (16,730,041)  $ (16,468,485)
                                       =============   =============

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                               CLASS A SHARES                  CLASS B SHARES                 CLASS C SHARES
                                       -----------------------------   -----------------------------  -----------------------------
                                        SIX MONTHS         YEAR          SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                           ENDED          ENDED            ENDED          ENDED           ENDED          ENDED
                                         APRIL 30,      OCTOBER 31,       APRIL 30,     OCTOBER 31,     APRIL 30,      OCTOBER 31,
                                            2004           2003             2004           2003           2004           2003
                                      --------------  --------------   -------------   -------------  -------------  --------------
INTERNATIONAL VALUE (NUMBER OF
  SHARES)
Shares sold                               17,501,493      26,629,999         411,480         789,733        115,711         366,016
Dividends reinvested                         521,338       2,380,188              --         522,401             --         793,701
Shares redeemed                          (14,369,651)    (39,577,685)     (2,269,963)     (6,780,391)    (3,355,207)    (10,503,035)
                                      --------------  --------------   -------------   -------------  -------------  --------------
Net increase (decrease) in shares
  outstanding                              3,653,180     (10,567,498)     (1,858,483)     (5,468,257)    (3,239,496)     (9,343,318)
                                      ==============  ==============   =============   =============  =============  ==============

INTERNATIONAL VALUE ($)
Shares sold                           $  270,860,886  $  300,379,527   $   6,306,795   $   8,617,865  $   1,723,395  $    3,763,939
Dividends reinvested                       7,157,972      24,301,715              --       5,265,802             --       7,984,632
Shares redeemed                         (220,833,194)   (433,441,524)    (34,448,977)    (72,491,973)   (51,029,855)   (111,900,151)
                                      --------------  --------------   -------------   -------------  -------------  --------------
Net increase (decrease)               $   57,185,664  $ (108,760,282)  $ (28,142,182)  $ (58,608,306) $ (49,306,460) $ (100,151,580)
                                      ==============  ==============   =============   =============  =============  ==============

                                              CLASS I SHARES                  CLASS Q SHARES
                                      ------------------------------   -----------------------------
                                       SIX MONTHS         YEAR          SIX MONTHS        YEAR
                                          ENDED           ENDED            ENDED          ENDED
                                        APRIL 30,       OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                          2004             2003            2004            2003
                                      -------------    -------------   -------------   -------------
INTERNATIONAL VALUE (NUMBER OF
 SHARES)
Shares sold                               4,159,791        5,744,382          17,939         414,335
Dividends reinvested                        334,126          960,472           6,447          55,079
Shares redeemed                          (3,589,703)      (7,324,179)       (394,825)     (1,192,380)
                                      -------------    -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                                904,214         (619,325)       (370,439)       (722,966)
                                      =============    =============   =============   =============

INTERNATIONAL VALUE ($)
Shares sold                           $  64,075,320    $  64,019,780   $     277,629   $   4,342,982
Dividends reinvested                      4,584,206        9,787,206          88,586         562,357
Shares redeemed                         (55,041,863)     (81,395,062)     (6,198,502)    (12,908,381)
                                      -------------    -------------   -------------   -------------
Net increase (decrease)               $  13,617,663    $  (7,588,076)  $  (5,832,287)  $  (8,003,042)
                                      =============    =============   =============   =============

                                               CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                       -----------------------------   -----------------------------   ----------------------------
                                        SIX MONTHS        YEAR           SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                           ENDED         ENDED             ENDED          ENDED            ENDED          ENDED
                                         APRIL 30,      OCTOBER 31,       APRIL 30,     OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                           2004           2003             2004            2003            2004           2003
                                       -------------  --------------   -------------   -------------   -------------  -------------
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                  230,786      12,783,099          52,913          74,457          21,156        525,179
Shares redeemed                             (771,266)    (14,551,712)       (323,706)       (713,016)       (539,598)    (1,639,911)
                                       -------------  --------------   -------------   -------------   ------------   -------------
Net decrease in shares outstanding          (540,480)     (1,768,613)       (270,793)       (638,559)       (518,442)    (1,114,732)
                                       =============  ==============   =============   =============   =============  =============

WORLDWIDE GROWTH ($)
Shares sold                            $   3,630,093  $  161,726,758   $     955,457   $   1,068,420   $     353,562  $   6,434,456
Shares redeemed                          (12,115,147)   (185,501,020)     (5,627,892)    (10,063,284)     (8,269,161)   (20,391,680)
                                       -------------  --------------   -------------   -------------   ------------   -------------
Net decrease                           $  (8,485,054) $  (23,774,262)  $  (4,672,435)  $  (8,994,864)  $  (7,915,599) $ (13,957,224)
                                       =============  ==============   =============   =============   =============  =============

--------------------------------------------------------------------------------

NOTE 12 -- CAPITAL SHARES (CONTINUED)

                                               CLASS Q SHARES
                                       -----------------------------
                                        SIX MONTHS         YEAR
                                          ENDED           ENDED
                                         APRIL 30,      OCTOBER 31,
                                           2004            2003
                                       -------------   -------------
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                  206,209       8,644,664
Shares redeemed                             (316,151)     (8,840,185)
                                       -------------   -------------
Net decrease in shares outstanding          (109,942)       (195,521)
                                       =============   =============

WORLDWIDE GROWTH ($)
Shares sold                            $   3,765,921   $ 127,952,864
Shares redeemed                           (5,825,084)   (130,999,382)
                                       -------------   -------------
Net decrease                           $  (2,059,163)  $  (3,046,518)
                                       =============   =============

NOTE 13 -- ILLIQUID SECURITIES

                                                 INITIAL                              PERCENT
                                               ACQUISITION                            OF NET
FUND                     SECURITY    SHARES       DATE          COST       VALUE      ASSETS
----                     --------    ------    -----------    --------    --------    -------
Foreign           Centrenergo ADR       306     12/17/03      $  3,623    $  6,145        0.0%
                                                              --------    --------        ---
                                                              $  3,623    $  6,145        0.0%
                                                              ========    ========        ===

NOTE 14 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 15 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Cash collateral on loaned securities. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2004, the following Funds had securities on loan with the following market values:

                                    VALUE OF
                                   SECURITIES       VAUE OF
FUND                                 LOANED        COLLATERAL
----                             --------------   ------------
Emerging                         $    7,497,370   $  7,996,046
Foreign                               2,692,386      3,042,073
International                         1,956,695      2,092,414
International Value                  58,674,873     61,474,663

--------------------------------------------------------------------------------

NOTE 16 -- FEDERAL INCOME TAXES

During the six months ended April 30, 2004, the foreign taxes paid or withheld were $140,074, $47,574, $165,359 $275,832, $5,942,204, and $125,954 on foreign source income for Emerging Countries Fund, Foreign Fund, International Fund, International SmallCap Growth Fund, International Value Fund, and Worldwide Growth Fund, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid. Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions were as follow:

SIX MONTHS ENDED                  ORDINARY
APRIL 30, 2004:                    INCOME
                                ------------
Emerging Countries              $    441,079
Foreign                              309,545
International                        147,464
International
   SmallCap Growth                    63,563
International Value               15,263,980

YEAR ENDED                      ORDINARY        LONG-TERM
OCTOBER 31, 2003:                INCOME       CAPITAL GAINS
                              ------------    --------------
International                 $    265,181    $          --
International Value             25,983,597       37,067,031

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2003:

                                                   EXPIRATION
                                     AMOUNT          DATES
                                 --------------   ------------
Emerging Countries               $   60,639,644       2005
                                     13,086,178       2007
                                     43,359,407       2008
                                     35,091,427       2009
                                     18,266,429       2010
                                 --------------
                                    170,443,085

Foreign                                      --         --
International                        10,848,967       2007
                                      3,061,891       2008
                                     10,784,182       2009
                                     10,921,164       2010
                                      2,172,053       2011
                                 --------------
                                     37,788,257

International SmallCap Growth        10,415,246       2008
                                    169,641,211       2009
                                     57,646,473       2010
                                 --------------
                                    237,702,930

International Value                  98,526,506       2011

Worldwide Growth                      3,901,638       2008
                                    143,482,004       2009
                                     81,779,077       2010
                                      6,183,953       2011
                                 --------------
                                    235,346,672

NOTE 17 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

--------------------------------------------------------------------------------

NOTE 17 -- OTHER INFORMATION (CONTINUED)

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 18 -- SUBSEQUENT EVENT

In July 2004, ING Aeltus expects to change its name to ING Investment Management Co.

                                                        PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND                     as of april 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
COMMON STOCK: 93.6%
                     AUSTRIA: 0.7%
      14,300    @    Bank Austria Creditanstalt AG             $        811,682
                                                               ----------------
                                                                        811,682
                                                               ----------------
                     BRAZIL: 8.8%
      38,600    @    Banco Itau Holding
                     Financeira SA ADR                                1,530,104
      64,300   @,L   Cia Energetica de Minas
                       Gerais ADR                                       990,863
      49,600         Cia Vale do Rio Doce ADR                         1,938,864
   9,911,700         Eletropaulo Metropolitana de
                       Sao Paulo SA                                     198,436
     145,600         Petroleo Brasileiro SA -
                       Petrobras ADR                                  3,632,719
      69,459    L    Tele Norte Leste
                       Participacoes SA ADR                             822,395
      20,500         Votorantim Celulose e Papel SA                     643,700
                                                               ----------------
                                                                      9,757,081
                                                               ----------------
                     CHILE: 1.3%
     232,500         Enersis SA ADR                                   1,406,625
                                                               ----------------
                                                                      1,406,625
                                                               ----------------
                     CHINA: 2.4%
   1,394,000         China Oilfield Services Ltd.                       402,126
   1,462,000    @    China Petroleum & Chemical Corp.                   506,090
   1,200,000    L    China Telecom Corp. Ltd.                           357,701
     608,000    L    Huaneng Power Intl., Inc.                          569,040
   1,384,000         Zhejiang Expressway Co. Ltd.                       865,022
                                                               ----------------
                                                                      2,699,979
                                                               ----------------
                     CZECHOSLOVAKIA: 0.4%
      39,821         Cesky Telecom AS                                   497,763
                                                               ----------------
                                                                        497,763
                                                               ----------------
                     HONG KONG: 3.4%
     487,000    @    China Mobile Ltd.                                1,286,212
   1,232,000    @    China Resources Power
                       Holdings Co.                                     659,453
     381,000         Citic Pacific Ltd.                                 932,985
   1,195,000         CNOOC Ltd                                          432,816
     471,900    @    Lifestyle International
                       Holdings Ltd                                     493,088
                                                               ----------------
                                                                      3,804,554
                                                               ----------------
                     INDIA: 5.4%
     240,000    @    Larsen & Toubro Ltd.                             3,061,929
      15,500         Ranbaxy Laboratories Ltd. GDR                      373,550
     101,514  @,#,L  Reliance Industries Ltd. GDR                     2,613,986
                                                               ----------------
                                                                      6,049,465
                                                               ----------------
                     INDONESIA: 1.3%
   3,325,600    @    Perusahaan Gas Negara PT                           492,289
   1,030,500    L    Telekomunikasi Indonesia Tbk PT                    944,605
                                                               ----------------
                                                                      1,436,894
                                                               ----------------
                     ISRAEL: 2.8%
     144,600         Makhteshim-Agan Industries Ltd                     585,143
      41,000    @    Teva Pharmaceutical
                       Industries ADR                                 2,523,960
                                                               ----------------
                                                                      3,109,103
                                                               ----------------
                     MALAYSIA: 6.7%
     719,000         Commerce Asset Holdings BHD               $        946,053
     434,000         Gamuda BHD                                         639,579
     211,200    @    Genting BHD                                        917,053
     508,800         Malayan Banking BHD                              1,405,895
   1,636,590         Public Bank BHD                                  1,472,931
     346,000    @    Resorts World BHD                                  910,526
     456,000    @    Telekom Malaysia Bhd                             1,134,000
                                                               ----------------
                                                                      7,426,037
                                                               ----------------
                     MEXICO: 7.6%
      52,600    @    America Movil SA de CV ADR                       1,777,880
      46,700   @,L   Cemex SA de CV ADR                               1,375,315
      13,400    @    Fomento Economico
                       Mexicano SA de CV ADR                            585,848
      43,600    @    Grupo Aeroportuario Del
                       Sureste SA de CV                                 852,380
     129,800         Grupo Financiero
                       Banorte SA de CV                                 459,842
     185,500    @    Grupo Mexico SA de CV                              547,696
      14,350    @    Grupo Televisa SA ADR                              625,517
      36,800    @    Telefonos de
                       Mexico SA de CV ADR                            1,256,352
      15,910         TV Azteca SA de CV ADR                             145,577
     265,759         Wal-Mart de Mexico SA de CV                        777,206
                                                               ----------------
                                                                      8,403,613
                                                               ----------------
                     PERU: 0.5%
      28,000    @    Cia de Minas Buenaventura SA                       605,920
                                                               ----------------
                                                                        605,920
                                                               ----------------
                     POLAND: 1.2%
     324,000         Telekomunikacja Polska SA GDR                    1,314,241
                                                               ----------------
                                                                      1,314,241
                                                               ----------------
                     RUSSIA: 5.7%
      20,800    @    LUKOIL ADR                                       2,262,000
      11,000         MMC Norilsk Nickel                                 654,500
      19,966         OAO Gazprom ADR                                    702,803
      17,700         Surgutneftegaz ADR                                 578,790
       7,700    @    Vimpel-Communications ADR                          691,152
      31,975    L    YUKOS ADR                                        1,419,690
                                                               ----------------
                                                                      6,308,935
                                                               ----------------
                     SOUTH AFRICA: 7.6%
     151,600         Absa Group Ltd.                                    977,432
      34,900   @,L   Anglogold Ltd.                                   1,096,558
     770,000         Firstrand Ltd.                                   1,062,642
      89,500         Harmony Gold
                       Mining Co. Ltd. ADR                              988,080
      10,900         Impala Platinum Holdings Ltd.                      741,944
     122,500    @    MTN Group Ltd.                                     512,453
      59,600         Sasol Ltd.                                         894,482
     266,900         Standard Bank Group Ltd.                         1,539,723
     511,400         Steinhoff Intl. Holdings Ltd.                      635,919
                                                               ----------------
                                                                      8,449,233
                                                               ----------------
                     SOUTH KOREA: 17.1%
       3,830         Cheil Communications Inc                           535,322
      12,740         Honam Petrochemical Corp.                          474,486
      26,060         Hyundai Motor Co.                                  993,894
      53,461         Kookmin Bank                                     1,995,646
      14,680         KT Corp.                                           511,708
      12,980         LG Chem Ltd.                                       524,355

                 See Accompanying Notes to Financial Statements

                                                       PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND        as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
                     SOUTH KOREA (CONTINUED)
      19,440         LG Electronics, Inc.                      $      1,179,638
      15,090         POSCO                                            1,845,498
      16,950         Samsung Electronics Co. Ltd.                     8,046,319
      13,140         Samsung Fire & Marine
                       Insurance Co. Ltd.                               873,499
       2,720         Shinsegae Co. Ltd.                                 614,309
       8,260         SK Telecom Co. Ltd.                              1,407,935
                                                               ----------------
                                                                     19,002,609
                                                               ----------------
                     TAIWAN: 14.4%
     182,613    L    Asustek Computer, Inc. GDR                         405,401
     227,700         China Motor Corp. Ltd.                             359,851
      19,000         China Steel Corp. GDR                              332,500
   1,216,000         Chinatrust Financial Holding Co.                 1,306,779
     979,300         Compal Electronics, Inc.                         1,102,523
   1,195,406         Eva Airways Corp.                                  487,590
     510,000         Evergreen Marine Corp                              391,481
     369,000         Formosa Plastics Corp                              527,619
   1,476,000         Fubon Financial Holding Co. Ltd.                 1,408,465
     114,060         HON HAI Precision Industry                         449,785
     123,425    L    HON HAI Precision Industry GDR                   1,134,276
     185,000    @    Ichia Technologies, Inc.                           467,790
      73,450         MediaTek, Inc.                                     700,893
   1,084,000         Mega Financial Holding Co. Ltd.                    727,670
   1,437,360         Nan Ya Plastic Corp.                             1,929,749
   1,357,372    @    Taiwan Semiconductor
                       Manufacturing Co. Ltd.                         2,349,454
   1,660,626    @    United Microelectronics Corp.                    1,489,664
     597,968         Yuanta Core Pacific
                       Securities Co.                                   405,005
                                                               ----------------
                                                                     15,976,495
                                                               ----------------
                     THAILAND: 2.4%
     192,500    @    Bangkok Bank PCL                                   471,507
     879,150         Bangkok Expressway PCL                             483,412
     334,500    @    Kasikornbank PCL                                   405,480
   3,019,200         Land & House Pub Co. Ltd.                          837,619
     141,400         PTT PCL                                            515,981
                                                               ----------------
                                                                      2,713,999
                                                               ----------------
                     TURKEY: 1.7%
 242,540,000         Akbank Tas                                       1,128,491
 238,372,000    @    Turkiye Garanti Bankasi AS                         730,996
                                                               ----------------
                                                                      1,859,487
                                                               ----------------
                     UNITED KINGDOM: 2.2%
     124,100    @    Anglo American PLC                               2,497,844
                                                               ----------------
                     Total Common Stock
                       (Cost $74,708,601)                           104,131,559
                                                               ----------------
WARRANTS: 4.3%
                     INDIA: 4.3%
      54,400   @,E   Bharat Heavy Electricals Ltd.,
                       Expires 09/09/2005                      $        717,536
     114,200   @,E   Hindustan Lever Ltd.,
                       Expires 01/25/2005                               363,156
      10,100   @,E   Infosys Technologies Ltd.,
                       Expires 06/14/2004                             1,169,075
     115,800   @,E   ICICI Bank Ltd.,
                       Expires 07/16/2004                               821,022
      48,700   @,E   Larsen & Toubro Ltd.,
                       Expires 04/24/2006                               621,412
      57,000   @,E   Oil & Natural
                       Gas Corp Ltd.,
                       Expires 03/09/2009                             1,076,730
                                                               ----------------
                     Total Warrants
                       (Cost $3,368,983)                              4,768,931
                                                               ----------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $78,077,584)*                    97.9%  $    108,900,490
                       OTHER ASSETS AND
                       LIABILITIES-NET                   2.1          2,313,367
                                                       -----   ----------------
                     NET ASSETS                        100.0%  $    111,213,857
                                                       =====   ================

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
E    Equity Linked Product
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
L Loaned security, a portion or all of the security is on loan at April 30, 2004.
* Cost for federal income tax purposes is $80,892,731. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation       $    30,671,234
              Gross Unrealized Depreciation            (2,663,475)
                                                  ---------------
              Net Unrealized Appreciation         $    28,007,759
                                                  ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND         as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF
INDUSTRY                                              NET ASSETS
-----------------------------------------------------------------
Advertising                                                 0.5%
Airlines                                                    0.4
Auto Manufacturers                                          1.2
Banks                                                      15.5
Beverages                                                   0.5
Building Materials                                          1.2
Chemicals                                                   6.0
Commercial Services                                         1.2
Computers                                                   2.4
Diversified Financial Services                              2.0
Electric                                                    3.4
Electrical Components and Equipment                         8.9
Electronics                                                 0.8
Engineering and Construction                                1.9
Entertainment                                               0.8
Forest Products and Paper                                   0.6
Gas                                                         1.1
Holding Companies-Diversified                               3.6
Home Builders                                               0.8
Home Furnishings                                            0.6
Household Products/Wares                                    0.3
Insurance                                                   0.8
Iron/Steel                                                  2.0
Lodging                                                     0.8
Media                                                       0.7
Mining                                                      8.2
Oil and Gas                                                10.2
Oil and Gas Services                                        0.4
Pharmaceuticals                                             2.6
Retail                                                      1.7
Semiconductors                                              4.1
Software                                                    1.1
Telecommunications                                         11.2
Transportation                                              0.4
Other Assets and Liabilities - Net                          2.1
                                                          -----
NET ASSETS                                                100.0%
                                                          =====

At April 30, 2004, the following forward currency exchange contracts were outstanding for the ING Emerging Countries Fund:

                                         IN
                  BUY/   SETTLEMENT   EXCHANGE               UNREALIZED
CURRENCY          SELL      DATE         FOR      VALUE     APPRECIATION
--------------    ----   ----------   --------  ---------   -------------
Pound Sterling                          USD
GBP 26,074        Sell    05/04/04     46,231   $  46,238     $    7
                                                              ======

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                                as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
COMMON STOCK: 78.5%
                     ARGENTINA: 0.1%
      10,042         Grupo Financiero Galicia SA               $         71,298
                                                               ----------------
                                                                         71,298
                                                               ----------------
                     AUSTRALIA: 1.6%
      98,207         AMP Ltd.                                           409,237
      71,306    @    John Fairfax Holdings Ltd.                         172,515
      40,246    @    Newcrest Mining Ltd.                               331,348
      33,465    @    News Corp. Ltd.                                    308,630
      16,243    @    Sons of Gwalia Ltd.                                 29,092
      29,316         Southcorp Ltd                                       75,584
                                                               ----------------
                                                                      1,326,406
                                                               ----------------
                     AUSTRIA: 2.7%
      12,424    @    Bank Austria Creditanstalt AG                      705,198
       5,938    @    British Land Co. PLC                                68,394
       4,530    @    Erste Bank Der Oesterreichischen
                       S.p.Arkassen AG                                  677,980
       1,210    @    Flughafen Wien AG                                   66,868
       1,815    @    OMV AG                                             331,800
       3,750    @    Telekom Austria AG                                  55,068
       7,393    @    Wienerberger AG                                    241,500
                                                               ----------------
                                                                      2,146,808
                                                               ----------------
                     BELGIUM: 1.5%
         179         Almancora Comm Va                                    8,647
       4,222    @    Almanij NV                                         249,514
       4,467    @    Belgacom SA                                        135,477
      30,794    @    Fortis                                             670,366
       2,923    @    KBC Bancassurance Holding                          164,300
                                                               ----------------
                                                                      1,228,304
                                                               ----------------
                     BRAZIL: 1.1%
       4,277    @    Aracruz Celulose SA                                133,186
      24,009   @,L   Centrais Eletricas Brasileiras SA                  133,610
      41,133    @    Centrais Eletricas Brasileiras
                       SA ADR                                           216,413
       6,501    @    Cia de Bebidas das
                       Americas ADR,                                    121,959
       5,000         Cia de Concessoes Rodoviarias                       43,095
         808   @,L   Cia Energetica de Minas
                       Gerais ADR                                        12,451
       1,196   @,L   Telemig Celular Participacoes SA                    36,598
       7,444    L    Telesp Celular Participacoes SA                     53,075
       5,397         Uniao de Bancos Brasileiros SA                     105,781
       1,685         Votorantim Celulose e Papel SA                      52,909
                                                               ----------------
                                                                        909,077
                                                               ----------------
                     CANADA: 2.5%
       7,083    @    Canadian Natural Resources Ltd.                    388,335
       5,682    @    Encana Corp.                                       222,281
      43,009    @    GlaxoSmithKline PLC                                890,078
       2,514    @    OPTI Canada Inc                                     36,378
       2,132    @    Petro-Canada                                        93,977
      13,171    @    Telesystem International
                       Wireless Inc                                     129,076
      68,116    @    TesCo.PLC                                          300,476
                                                               ----------------
                                                                      2,060,601
                                                               ----------------
                     CZECHOSLOVAKIA: 1.9%
      13,124         Cesky Telecom AS                                   165,024
      12,343    @    Komercni Banka AS                                1,349,672
                                                               ----------------
                                                                      1,514,696
                                                               ----------------
                     DENMARK: 0.4%
          29         AP Moller - Maersk A/S                    $        182,657
       3,224         H Lundbeck A/S                                      65,438
         510         Kobenhavns Lufthavne                                72,050
                                                               ----------------
                                                                        320,145
                                                               ----------------
                     FINLAND: 1.1%
      17,708         Fortum Oyj                                         198,477
      46,993         Nokia OYJ                                          661,350
                                                               ----------------
                                                                        859,827
                                                               ----------------
                     FRANCE: 6.5%
       6,895    L    Air France                                         120,096
      25,484    @    Alcatel SA                                         379,724
      12,109    @    Altran Technologies SA                             126,141
       5,874    @    Aventis SA                                         447,486
       9,247    @    BNP Paribas                                        555,352
       9,045         Bouygues                                           308,909
         993    @    Cnp Assurances                                      58,923
       1,007    @    Gecina SA                                           75,084
       2,230    @    LVMH Moet Hennessy Louis
                       Vuitton SA                                       157,185
         785    @    Pernod-Ricard                                       99,090
       4,335    @    Renault SA                                         323,488
      93,374         SCOR                                               148,870
       2,331    @    Technip SA                                         323,020
       5,149    @    Thales SA                                          191,282
       9,774    @    Total SA                                         1,807,874
         678    @    Unibail                                             64,045
       1,549    @    Valeo SA                                            63,858
                                                               ----------------
                                                                      5,250,427
                                                               ----------------
                     GERMANY: 6.7%
      22,956         Actris AG                                          182,581
       1,627    @    Adidas-Salomon AG                                  188,211
      21,797    @    Bayerische Hypo-und
                       Vereinsbank AG                                   378,090
      22,530         Commerzbank AG                                     388,914
       1,509    @    Continental AG                                      65,212
       5,290    @    Deutsche Bank AG                                   434,386
       8,889    @    Deutsche Post AG                                   196,065
      26,470    @    Deutsche Telekom AG                                454,388
       2,263         E.ON AG                                            150,017
      16,577    @    Fraport AG Frankfurt Airport
                       Services Worldwide                               467,979
       1,562    @    Freenet.de AG                                      137,625
       1,987    @    Fresenius Medical Care AG                          138,152
       2,454         Henkel KGaA                                        195,067
       9,266    @    Hypo Real Estate Holding                           252,144
       4,784    @    MAN AG                                             175,199
       1,687    @    Medion AG                                           71,589
      10,259    @    Metro AG                                           456,256
       3,152    @    Muenchener
                       Rueckversicherungs AG                            340,440
         515         Puma AG Rudolf Dassler Sport                       119,292
       7,832         Siemens AG                                         562,379
       6,286    @    T-Online Intl. AG                                   68,572
                                                               ----------------
                                                                      5,422,558
                                                               ----------------
                     GREECE: 0.5%
       2,752    @    Coca Cola Hellenic Bottling Co. SA                  72,973
      24,354         Hellenic Telecommunications
                       Organization SA                                  354,420
                                                               ----------------
                                                                        427,393
                                                               ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
                     HUNGARY: 2.4%
       2,515         Egis Rt.                                       $   111,323
       1,008    @    Gedeon Richter Rt.                                 102,520
      97,781    @    Matav Magyar Tavkozlesi Rt                         408,537
      72,232    @    OTP Bank Rt.                                     1,346,849
                                                               ----------------
                                                                      1,969,229
                                                               ----------------
                     INDONESIA: 0.7%
   1,148,993    @    Bank Mandiri Persero PT                            189,711
     559,500         Indofood Sukses Makmur
                       Tbk PT                                            47,782
      34,559         Semen Gresik Persero Tbk PT                         38,762
     310,602         Telekomunikasi Indonesia
                       Tbk PT                                           284,713
                                                               ----------------
                                                                        560,968
                                                               ----------------
                     IRELAND: 0.6%
       4,167    @    Celtic Resources Holdings PLC                       30,113
       1,210    @    Depfa Bank PLC                                     181,297
      94,652         Dragon Oil PLC                                      68,820
      10,294    @    Elan Corp. PLC                                     222,350
                                                               ----------------
                                                                        502,580
                                                               ----------------
                     ITALY: 2.3%
       1,746    @    Aedes S.p.A                                          7,347
       7,714         Banca Antonveneta S.p.A                            147,955
      59,154         Banca Intesa S.p.A.                                195,715
     168,989    @    Banca Nazionale del
                       Lavoro S.p.A.                                    378,817
      15,687    @    Banca Popolare di Milano SCRL                       92,708
      94,098    @    Beni Stabili S.p.A                                  69,259
      40,737    @    Capitalia S.p.A                                    112,806
      73,162    @    Cassa di RiS.p.Armio di
                       Firenze S.p.A                                    127,082
      23,935    @    Credito Emiliano S.p.A                             171,579
      38,518    @    Saipem S.p.A.                                      361,077
      42,416    @    Telecom Italia S.p.A.                              136,014
                                                               ----------------
                                                                      1,800,359
                                                               ----------------
                     JAPAN: 13.0%
       5,175    @    Aeon Credit Service Co.Ltd                         328,728
       4,337    @    Canon, Inc.                                        227,550
      19,058         Credit Saison Co. Ltd.                             557,812
       3,000    @    Daihatsu Motor Co.Ltd                               17,942
      29,700    @    Daiwa Securities Group Inc.                        223,379
       3,187    @    Denso Corp                                          67,145
       4,000    @    Fuji Photo Film Co. Ltd.                           128,676
          66         Fuji Television Network Inc                        172,244
          24    @    Fuji Television Network, Inc.                       62,199
       4,800    @    Hitachi Capital Corp                                80,946
       6,241    @    Hitachi Construction Machinery
                       Co.Ltd                                            83,700
      37,831         Hitachi Ltd.                                       265,679
       7,175    @    Honda Motor Co. Ltd.                               288,027
      13,355    @    Ito-Yokado Co. Ltd.                                555,475
      15,418    @    Kao Corp.                                          368,143
      19,126    @    Koito Manufacturing Co.Ltd                         137,611
      34,471    @    Matsushita Electric Industrial
                       Co. Ltd.                                         506,343
          45         Mitsubishi Tokyo Financial
                       Group, Inc.                                      400,435
          76         Mizuho Financial Group, Inc.                       359,494
         700    @    Nidec Corp.                                         75,547
          28         Nippon Telegraph and
                       Telephone Corp.                              $   147,161
      59,796    @    Nomura Holdings, Inc.                              970,998
          65    @    NTT Docomo, Inc.                                   128,993
      11,103    @    Pearson PLC                                        129,558
      79,104    @    Royal and Sun Alliance
                       Insurance Group                                  112,575
      42,000    @    Sanyo Electric Co. Ltd.                            190,295
      11,000    @    Sharp Corp.                                        198,360
      32,362    @    Shiseido Co. Ltd.                                  397,945
         602         SMC Corp.                                           69,007
      18,652    @    Sony Corp.                                         721,708
          98         Sumitomo Mitsui Financial
                       Group, Inc.                                      740,628
       6,358    @    Takashimaya Co.Ltd                                  76,684
         200         Takeda Chemical Industries Ltd.                      8,065
      32,716         The Seiyu Ltd.                                     117,399
      11,830         The Sumitomo Trust and
                       Banking Co. Ltd.                                  71,180
      27,500    @    Tokyo Broadcasting System, Inc.                    548,231
       8,200    @    Toyota Motor Corp.                                 296,480
          37         UFJ Holdings Inc.                                  228,997
       6,302    @    Uni-Charm Corp.                                    298,097
       6,000    @    Yamaha Motor Co.Ltd.                                85,796
                                                               ----------------
                                                                     10,445,232
                                                               ----------------
                     LUXEMBOURG: 0.5%
        6816   @,L   Millicom Intl. Cellular SA                         171,286
       3,945    @    SBS Broadcasting SA                                124,228
      14,167    @    WPP Group PLC                                      139,685
                                                               ----------------
                                                                        435,199
                                                               ----------------
                     MEXICO: 1.1%
         247         ApasCo.SA de CV                                     12,600
       1,924    @    Coca-Cola Femsa SA                                  40,904
      57,313    @    Fomento EconomiCo.Mexicano
                       SA de CV                                         250,084
     130,385         Grupo Financiero Banorte SA
                       de CV                                            461,914
      53,001    @    Grupo Financiero Inbursa SA                         66,834
      22,383         Grupo Modelo SA                                     56,332
                                                               ----------------
                                                                        888,668
                                                               ----------------
                     NETHERLANDS: 2.3%
       5,338    @    Euronext NV                                        157,542
       1,321    @    Grolsch NV                                          37,451
      34,635         Hagemeyer NV                                        74,734
       7,244    @    Heineken NV                                        305,669
      16,840    @    Koninklijke Ahold NV                               130,408
      12,776         Koninklijke Philips Electronics NV                 347,963
      28,126    @    Rank Group PLC                                     158,611
       7,279         Royal Dutch Petroleum Co.                          354,003
       4,148    @    Unilever NV ADR                                    273,235
                                                               ----------------
                                                                      1,839,616
                                                               ----------------
                     NORWAY: 1.7%
       7,950    @    Norsk Hydro ASA                                    467,030
       6,709         Smedvig ASA                                         64,058
         986         S.p.Arebanken Midt-Norge                            26,590
       3,151         S.p.Arebanken Rogaland                             119,425
      36,341    @    Statoil ASA                                        454,259
      39,594    @    Telenor ASA                                        260,303
                                                               ----------------
                                                                      1,391,665
                                                               ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
                     PHILIPPINES: 0.1%
       4,500         Philippine Long Distance
                       Telephone                               $         88,470
                                                               ----------------
                                                                         88,470
                                                               ----------------
                     POLAND: 2.9%
      10,537    @    Agora SA                                           125,339
      93,051         Bank Millennium SA                                  73,636
      29,460         Bank Pekao SA                                      916,398
       1,071    @    Bank Przemyslowo-Handlowy
                       PBK SA                                           117,269
      18,099    @    Bank Zachodni WBK SA                               405,358
       2,880         BRE Bank SA                                         82,061
      17,949    @    Budimex SA                                         218,866
       8,789    @    Orbis SA                                            54,023
      91,275    @    Telekomunikacja Polska SA                          370,238
                                                               ----------------
                                                                      2,363,188
                                                               ----------------
                     PORTUGAL: 0.4%
      47,631         Banco Comercial Portugues SA                       110,770
       4,571         Jeronimo Martins                                    49,151
      24,214    @    Media Capital SGPS                                 125,395
       5,852         Portugal Telecom SGPS SA                            63,487
                                                               ----------------
                                                                        348,803
                                                               ----------------
                     RUSSIA: 1.3%
         594    @    LUKOIL ADR                                          64,598
       3,784         MMC Norilsk Nickel                                 225,148
       5,247         Moscow City Telephone                               77,918
       1,706    @    North-West Telecom                                  49,218
         789         Sibirtelecom                                        29,666
       3,291    @    Sun Interbrew Ltd.                                  26,827
       3,740         Unified Energy System                              100,980
      28,794    L    Uralsvyazinform                                    210,197
      16,298         VolgaTelecom                                        94,528
      10,966    @    Wimm-Bill-Dann Foods OJSC                          186,312
                                                               ----------------
                                                                      1,065,392
                                                               ----------------
                     SOUTH AFRICA: 0.7%
      31,518         Nedcor Ltd.                                        270,993
      32,423    @    Smith and Nephew PLC                               329,175
                                                               ----------------
                                                                        600,168
                                                               ----------------
                     SOUTH KOREA: 2.0%
      13,195         Hana Bank                                          285,075
       8,901         Kookmin Bank                                       332,266
       2,990         LG Electronics, Inc.                               181,436
       1,240         Samsung Electronics Co. Ltd.                       588,639
       1,550         SK Telecom Co. Ltd.                                264,201
                                                               ----------------
                                                                      1,651,617
                                                               ----------------
                     SPAIN: 1.0%
         921         BanCo.Pastor SA                                     27,944
      17,376    @    Endesa SA                                          318,484
       2,512    @    Fadesa SA                                           38,996
       6,461    @    Grupo Empresarial Ence SA                          177,364
      14,233         Promotora de Informaciones
                       SA (PRISA)                                       253,710
                                                               ----------------
                                                                        816,498
                                                               ----------------
                     SWEDEN: 1.5%
       4,063    @    Autoliv, Inc. ADR                                  172,849
      10,063    @    Elekta AB                                          179,803
      10,114         Getinge AB                                         116,505
       3,975         Nobia AB                                       $    43,187
      67,724         Skandia Forsakrings AB                             265,951
     150,448    @    Telefonaktiebolaget
                       LM Ericsson                                      407,657
                                                               ----------------
                                                                      1,185,952
                                                               ----------------
                     SWITZERLAND: 5.5%
      19,793         ABB Ltd.                                           111,437
       2,277    @    Baloise Holding Ltd.                                92,373
      22,260    @    Credit Suisse Group                                784,577
       6,464    @    Holcim Ltd.                                        333,769
       1,047    @    Micronas Semiconductor Hold                         48,732
       1,431         Nestle SA                                          361,999
      16,645         Novartis AG                                        742,003
      12,764         Roche Holding AG                                 1,338,811
       2,644    @    Swatch Group AG                                    351,249
       2,641         UBS AG                                             187,697
                                                               ----------------
                                                                      4,352,647
                                                               ----------------
                     TURKEY: 4.2%
 138,985,000         Akbank Tas                                         646,670
  70,998,000         Dogan Sirketler Grubu Hldgs                        131,385
  13,305,000    @    Dogan Yayin Holding                                 44,319
 101,100,000         Haci Omer Sabanci Holding AS                       329,635
  20,220,000         Haci Omer Sabanci Holding AS                        63,433
  19,166,000    @    KOC Holding AS                                      88,500
  21,132,000    @    Migros Turk TAS                                    105,772
  25,583,570    @    Turk DIS Ticaret Bankasi                            41,302
  12,810,000         Turkcell Iletisim Hizmet AS                        139,072
 182,187,000    @    Turkiye Garanti Bankasi AS                         558,698
     154,279   @,L   Turkiye Garanti Bankasi AS ADR                     473,112
 154,203,000         Turkiye IS Bankasi                                 551,696
  56,270,000    @    Yapi VE Kredi Bankasi                              119,998
                                                               ----------------
                                                                      3,293,592
                                                               ----------------
                     UKRAINE: 0.0%
         306    I    Centrenergo                                          6,145
                                                               ----------------
                                                                          6,145
                                                               ----------------
                     UNITED KINGDOM: 7.3%
     248,442    @    BP PLC                                           2,147,817
      23,081    @    British Sky Broadcasting PLC                       272,601
       6,545         Burberry Group PLC                                  44,976
      35,406         Diageo PLC                                         474,989
      20,881    @    HHG PLC                                             17,493
       7,658         Highland Gold Mining Ltd                            34,460
       8,569    @    Peter Hambro Mining PLC                             78,715
      12,303         Reckitt Benckiser PLC                              319,847
      20,321         Reed Elsevier PLC                                  189,192
      13,624    @    Royal Bank of Scotland
                       Group PLC                                        409,034
       7,801    @    Scottish and Newcastle PLC                          56,823
     699,507         Vodafone Group PLC                               1,699,458
      16,592    @    William Hill PLC                                   157,711
                                                               ----------------
                                                                      5,903,116
                                                               ----------------
                     UNITED STATES: 0.2%
      44,632         BAE Systems PLC                                    166,015
                                                               ----------------
                                                                        166,015
                                                               ----------------
                     VENEZUELA: 0.2%
       9,848         Cia Anonima Nacional Telefonos
                       de Venezuela - CANTV ADR                         188,589
                                                               ----------------
                                                                        188,589
                                                               ----------------
                     Total Common Stock
                       (Cost $62,293,574)                            63,401,248
                                                               ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                              VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS: 1.5%
                     HUNGARY: 0.9%
$ 35,890,000   (1)   Hungary Government Bond,
                       5.500%, due 02/12/14                    $        142,332
  26,080,000   (1)   Hungary Government Bond,
                       6.250%, due 06/12/08                             112,511
  52,710,000   (1)   Hungary Government Bond,
                       6.750%, due 02/12/13                             228,927
  47,750,000   (1)   Hungary Government Bond,
                       7.000%, due 06/24/09                             211,665
                                                               ----------------
                                                                        695,435
                                                               ----------------
                     UNITED STATES: 0.6%
          44   @,#   Morgan Stanley,
                       0.000%, due 10/08/04                             525,316
                                                               ----------------
                                                                        525,316
                                                               ----------------
                     Total Corporate Bonds
                       (Cost $1,232,382)                              1,220,751
                                                               ----------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
MUTUAL FUNDS: 8.3%
                     INDIA: 0.4%
       7,740    @    SandP CNX Nifty Index                              312,611
                                                               ----------------
                                                                        312,611
                                                               ----------------
                     JAPAN: 3.8%
     284,501         Nomura TOPIX Exchange
                       Traded Fund                                    3,098,818
                                                               ----------------
                                                                      3,098,818
                                                               ----------------
                     UNITED STATES: 4.1%
      24,499    L    Ishares MSCI EAFE Index Fund                     3,351,463
                                                               ----------------
                                                                      3,351,463
                                                               ----------------
                     Total Mutual Funds
                     (Cost $6,601,055)                                6,762,892
                                                               ----------------
PREFERRED STOCK: 0.3%
                     GERMANY: 0.3%
         898         Henkel KGaA                                         77,722
      10,167         ProSieben SAT.1 Media AG                           197,690
                                                               ----------------
                                                                        275,412
                                                               ----------------
                     Total Preferred Stock
                     (Cost $208,244)                                    275,412
                                                               ----------------
RIGHTS: 0.0%
                     SOUTH AFRICA: 0.0%
       8,877    @    Nedcor Ltd.                                         19,001
                                                               ----------------
                                                                         19,001
                                                               ----------------
                     Total Rights
                       (Cost $0)                                         19,001
                                                               ----------------
WARRANTS: 0.5%
                     INDIA: 0.5%
         457  @,#,E  Dr. Reddy's Laboratories Ltd.,
                       Expires 11/05/08                                   8,934
         301  @,#,E  Dr. Reddy's Laboratories Ltd.,
                       Expires 10/22/08                                   5,885
       8,398   @,E   ICICI Bank Ltd.,
                       Expires 11/04/08                                  59,542
       3,435   @,E   ICICI Bank Ltd.,
                       Expires 12/12/08                        $         24,354
         876   @,E   National Housing
                       Development Finance,
                       Expires 06/09/08                                  11,721
         464   @,E   Ranbaxy Laboratories Ltd.,
                       Expires 06/25/08                                  11,090
      29,993    E    Satyam Computer Services Ltd.,
                       Expires 01/19/09                                 216,549
                                                               ----------------
                                                                        338,075
                                                               ----------------
                     Total Warrants
                       (Cost $325,438)                                  338,075
                                                               ----------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $70,660,693)*                   89.1%   $     72,017,379
                     OTHER ASSETS AND
                       LIABILITIES-NET                 10.9           8,788,696
                                                      -----    ----------------
                     NET ASSETS                       100.0%   $     80,806,075
                                                      =====    ================

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
E    Equity Linked Product
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
I    Illiquid security
(1)  Principal amount presented in Hungarian forint
L Loaned security, a portion or all of the security is on loan at April 30, 2004.
* Cost for federal income tax purposes is $70,699,541. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation        $   3,393,539
              Gross Unrealized Depreciation           (2,075,706)
                                                   -------------
              Net Unrealized Appreciation          $   1,317,833
                                                   =============


                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND                    as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                  PERCENTAGE OF
INDUSTRY                                            NET ASSETS
----------------------------------------------------------------
Advertising                                              0.1%
Aerospace/Defense                                        0.4
Airlines                                                 0.1
Apparel                                                  0.4
Auto Manufacturers                                       1.1
Auto Parts and Equipment                                 0.6
Banks                                                   21.1
Beverages                                                2.2
Building Materials                                       0.8
Commercial Services                                      0.2
Computer Services                                        0.5
Computers                                                0.3
Cosmetics/Personal Care                                  0.9
Distribution/Wholesale                                   0.2
Diversified Financial Services                           4.6
Electric                                                 1.4
Electrical Components and Equipment                      1.8
Electronics                                              0.4
Engineering and Construction                             1.7
Entertainment                                            0.2
Equity Fund                                              8.4
Food                                                     2.4
Forest Products and Paper                                0.4
Hand/Machine Tools                                       0.2
Healthcare-Products                                      0.9
Holding Companies-Diversified                            1.0
Home Furnishings                                         1.6
Household Products/Wares                                 0.7
Insurance                                                1.8
Internet                                                 0.3
Leisure Time                                             0.1
Lodging                                                  0.1
Machinery-Construction and Mining                        0.1
Machinery-Diversified                                    0.2
Media                                                    3.4
Mining                                                   0.9
Miscellaneous Manufacturing                              0.9
Office/Business Equipment                                0.3
Oil and Gas                                              8.0
Oil and Gas Services                                     0.9
Pharmaceuticals                                          4.8
Real Estate                                              0.4
Retail                                                   1.4
Semiconductors                                           0.1
Sovereign                                                0.9
Telecommunications                                       9.4
Transportation                                           0.5
Other Assets and Liabilities, Net                       10.9
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND                          as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
COMMON STOCK: 96.3%
                     AUSTRALIA: 0.7%
      92,100         QBE Insurance Group Ltd.                  $        774,894
                                                               ----------------
                                                                        774,894
                                                               ----------------
                     BELGIUM: 2.7%
      32,300    @    Belgacom SA                                        979,609
       2,430         Electrabel                                         797,863
      49,500    @    Fortis                                           1,077,583
                                                               ----------------
                                                                      2,855,055
                                                               ----------------
                     CANADA: 1.9%
      37,503         Encana Corp.                                     1,467,123
      48,800         Methanex Corp.                                     544,686
                                                               ----------------
                                                                      2,011,809
                                                               ----------------
                     CHILE: 0.4%
      16,900         Banco Santander Chile SA ADR                       421,824
                                                               ----------------
                                                                        421,824
                                                               ----------------
                     DENMARK: 1.6%
      50,000         Danske Bank A/S                                  1,123,586
      17,700         TDC A/S                                            601,614
                                                               ----------------
                                                                      1,725,200
                                                               ----------------
                     FINLAND: 1.5%
      84,600         UPM-Kymmene OYJ                                  1,559,755
                                                               ----------------
                                                                      1,559,755
                                                               ----------------
                     FRANCE: 7.7%
      26,306         Lafarge SA                                       2,191,641
      25,100         Schneider Electric SA                            1,690,985
      13,078         Societe Generale                                 1,089,572
      17,700         Total SA ADR                                     1,630,525
       5,339         Total SA                                           987,542
      14,400         Valeo SA                                           593,642
                                                               ----------------
                                                                      8,183,907
                                                               ----------------
                     GERMANY: 5.5%
      30,200         Deutsche Boerse AG                               1,656,257
      25,700         RWE AG                                           1,116,789
      43,100         Siemens AG                                       3,094,810
                                                               ----------------
                                                                      5,867,856
                                                               ----------------
                     GREECE: 2.8%
      58,200         Alpha Bank A.E.                                  1,813,953
      64,000         Greek Organization of Football
                       Prognostics SA                                 1,221,386
                                                               ----------------
                                                                      3,035,339
                                                               ----------------
                     HONG KONG: 0.7%
   1,345,000    L    Giordano Intl. Ltd.                                771,670
                                                               ----------------
                                                                        771,670
                                                               ----------------
                     HUNGARY: 1.0%
      57,600         OTP Bank Rt.                                     1,074,019
                                                               ----------------
                                                                      1,074,019
                                                               ----------------
                     INDIA: 1.1%
      75,100    L    ICICI Bank Ltd.                                  1,164,050
                                                               ----------------
                                                                      1,164,050
                                                               ----------------
                     IRELAND: 1.2%
      42,300         Irish Life & Permanent PLC                $        655,138
     108,210    @    Ryanair Holdings PLC                               622,642
                                                               ----------------
                                                                      1,277,780
                                                               ----------------
                     ISRAEL: 0.9%
      15,700         Teva Pharmaceutical
                       Industries ADR                                   966,492
                                                               ----------------
                                                                        966,492
                                                               ----------------
                     ITALY: 2.9%
     195,300         Enel S.p.A.                                      1,556,875
      64,300    @    Saipem S.p.A.                                      602,764
     205,000         Snam Rete Gas S.p.A.                               909,254
                                                               ----------------
                                                                      3,068,893
                                                               ----------------
                     JAPAN: 21.6%
      76,000         Amano Corp.                                        581,940
      57,100         Chugai Pharmaceutical Co. Ltd.                     864,093
      30,800         Familymart Co. Ltd.                                884,745
     165,000         Hitachi Ltd.                                     1,158,760
         173         Japan Retail Fund
                       Investment Corp.                               1,145,965
     165,000         JGC Corp.                                        1,462,281
      51,000         Kao Corp.                                        1,217,752
      14,400         Kyocera Corp.                                    1,191,355
      69,500         Marui Co. Ltd.                                   1,090,789
         106         Mitsubishi Tokyo Financial
                       Group, Inc.                                      943,247
     127,000         NEC Corp.                                          997,771
     119,000         Nikko Cordial Corp.                                677,196
         200         Nippon Telegraph &
                       Telephone Corp.                                1,051,153
      94,000         Nomura Holdings, Inc.                            1,526,419
         220         NTT Docomo, Inc.                                   436,591
      48,200         Omron Corp                                       1,174,917
      17,000         Otsuka Kagu Ltd.                                   617,734
     105,000         Sekisui House Ltd.                               1,113,226
      47,500         Shimano, Inc.                                    1,112,659
      19,250         T&D Holdings Inc                                   767,523
      38,200         Takeda Chemical Industries Ltd.                  1,540,392
     128,000         Toshiba Corp.                                      588,066
      29,100         Toyota Motor Corp.                               1,052,141
                                                               ----------------
                                                                     23,196,715
                                                               ----------------
                     MALAYSIA: 2.6%
     523,400         AMMB Holdings BHD                                  531,664
      47,000    @    British American Tobacco
                       Malaysia BHD                                     593,684
     438,200         Malayan Banking BHD                              1,210,815
     459,753         Public Bank BHD                                    413,778
                                                               ----------------
                                                                      2,749,941
                                                               ----------------
                     MEXICO: 0.9%
     340,100         Wal-Mart de Mexico SA de CV                        994,614
                                                               ----------------
                                                                        994,614
                                                               ----------------
                     NETHERLANDS: 5.8%
      70,700    @    ASML Holding NV                                  1,125,505
      55,176         Koninklijke Philips Electronics NV               1,502,756
      21,100         Royal Dutch Petroleum Co.                        1,026,166
      31,290         Royal Dutch Petroleum Co. ADR                    1,522,572
      15,300    @    Unilever NV ADR                                  1,007,834
                                                               ----------------
                                                                      6,184,833
                                                               ----------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND              as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                              VALUE
-------------------------------------------------------------------------------
                     NEW ZEALAND: 0.7%
      86,600         Fisher & Paykel Healthcare Corp.          $        704,188
                                                               ----------------
                                                                        704,188
                                                               ----------------
                     NORWAY: 0.5%
     127,200         Tomra Systems ASA                                  511,763
                                                               ----------------
                                                                        511,763
                                                               ----------------
                     SINGAPORE: 2.6%
     773,000         CapitaLand Ltd                                     731,453
      67,000    @    DBS Group Holdings Ltd.                            563,108
     178,000         United Overseas Bank Ltd.                        1,433,248
                                                               ----------------
                                                                      2,727,809
                                                               ----------------
                     SOUTH AFRICA: 1.2%
     130,300    L    Gold Fields Ltd. ADR                             1,325,151
                                                               ----------------
                                                                      1,325,151
                                                               ----------------
                     SPAIN: 2.7%
      81,793         Banco Bilbao Vizcaya
                       Argentaria SA                                  1,079,526
     123,800    @    Telefonica SA                                    1,841,714
                                                               ----------------
                                                                      2,921,240
                                                               ----------------
                     SWEDEN: 2.5%
      26,500         Atlas Copco AB                                     929,648
     331,000         Skandia Forsakrings AB                           1,299,832
      40,800         Swedish Match AB                                   411,234
                                                               ----------------
                                                                      2,640,714
                                                               ----------------
                     SWITZERLAND: 5.9%
      41,800    @    Credit Suisse Group                              1,473,284
       4,165         Nestle SA                                        1,053,617
      12,100         Novartis AG                                        539,395
      19,280         Novartis AG                                        863,744
      12,000         Roche Holding AG                                 1,258,678
      15,100         UBS AG                                           1,073,164
                                                               ----------------
                                                                      6,261,882
                                                               ----------------
                     UNITED KINGDOM: 15.8%
     278,000         BP PLC                                           2,403,353
      91,300         British American Tobacco PLC                     1,384,315
     168,400         Diageo PLC                                       2,259,171
       8,100         GlaxoSmithKline PLC ADR                            340,200
      68,225         GlaxoSmithKline PLC                              1,411,927
      72,100    @    Imperial Tobacco Group PLC                       1,596,966
     116,375         Kingfisher PLC                                     584,558
     835,900         Legal & General Group PLC                        1,386,002
      80,200         Provident Financial PLC                          1,024,011
      64,700         Rio Tinto PLC                                    1,419,292
     126,900         Severn Trent PLC                                 1,762,062
     586,173         Vodafone Group PLC                               1,424,112
                                                               ----------------
                                                                     16,995,969
                                                               ----------------
                     UNITED STATES: 0.9%
      16,000         Schlumberger Ltd.                                  936,480
                                                               ----------------
                                                                        936,480
                                                               ----------------
                     Total Common Stock
                       (Cost $91,059,113)                           102,909,842
                                                               ----------------

PRINCIPAL
AMOUNT                                                              VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 2.7%
$  2,921,000         Goldman Sachs Repurchase
                      Agreement dated 04/30/04,
                      1.030%, due 05/03/04,
                      $2,921,251 to be received upon
                      repurchase (Collateralized by
                      Federal Farm Credit Bank
                      5.625%, Market Value
                      $2,979,560, due 06/15/06)                $      2,921,000
                                                               ----------------
                     Total Repurchase Agreement
                      (Cost $2,921,000)                               2,921,000
                                                               ----------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $93,980,113)*                99.0%      $    105,830,842
                     OTHER ASSETS AND
                       LIABILITIES-NET               1.0              1,049,503
                                                   -----       ----------------
                     NET ASSETS                    100.0%      $    106,880,345
                                                   =====       ================

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
L Loaned security, a portion or all of the security is on loan at April 30, 2004.
* Cost for federal income tax purposes is $94,046,163. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                    $     13,381,182
              Gross Unrealized Depreciation                          (1,596,503)
                                                               ----------------
              Net Unrealized Appreciation                      $     11,784,679
                                                               ================

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND             as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Agriculture                                            3.7%
Airlines                                               0.6
Auto Manufacturers                                     1.0
Auto Parts and Equipment                               0.6
Banks                                                 16.9
Beverages                                              2.1
Building Materials                                     2.0
Chemicals                                              0.5
Cosmetics/Personal Care                                1.1
Diversified Financial Services                         5.1
Electric                                               3.2
Electrical Components and Equipment                    1.6
Electronics                                            4.5
Engineering and Construction                           1.3
Entertainment                                          1.1
Environmental Control                                  0.5
Food                                                   1.9
Forest Products and Paper                              1.4
Gas                                                    0.8
Hand/Machine Tools                                     1.6
Healthcare-Products                                    0.6
Home Builders                                          1.0
Insurance                                              3.9
Leisure Time                                           1.0
Machinery-Construction and Mining                      0.9
Mining                                                 2.5
Miscellaneous Manufacturing                            3.4
Oil and Gas                                            8.3
Oil and Gas Services                                   1.4
Pharmaceuticals                                        7.2
Real Estate                                            1.7
Retail                                                 4.5
Semiconductors                                         1.0
Telecommunications                                     5.8
Water                                                  1.6
Repurchase Agreement                                   2.7
Other Assets and Liabilities, Net                      1.0
                                                     -----
NET ASSETS                                           100.0%
                                                     =====

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL                                       PORTFOLIO OF INVESTMENTS
SMALLCAP GROWTH FUND                            as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                VALUE
---------------------------------------------------------------
COMMON STOCK: 97.6%
                AUSTRALIA: 1.5%
    533,092     BHP Steel Ltd.                   $     2,263,791
  1,652,200  @  Pacific Brands Ltd.                    2,935,314
                                                 ---------------
                                                       5,199,105
                                                 ---------------
                AUSTRIA: 2.2%
     24,471  @  Erste Bank Der
                  Oesterreichischen
                  Sparkassen AG                        3,662,436
    122,976  @  Wienerberger AG                        4,017,137
                                                 ---------------
                                                       7,679,573
                                                 ---------------
                BELGIUM: 1.6%
     22,400     Colruyt SA                             2,409,974
     75,100  @  UCB SA                                 3,005,080
                                                 ---------------
                                                       5,415,054
                                                 ---------------
                BERMUDA: 0.9%
    126,800     Frontline Ltd.                         3,299,364
                                                 ---------------
                                                       3,299,364
                                                 ---------------
                CANADA: 7.6%
    258,900     Abitibi-Consolidated, Inc.             1,807,264
    190,100     AGF Management Ltd.                    2,557,244
    174,900  @  CI Fund Management, Inc.               2,066,624
    107,900  @  Cognos, Inc.                           3,402,087
     81,700  @  Cott Corp.                             2,480,412
    108,400     IPSCO, Inc.                            1,962,669
     63,400  @  Precision Drilling Corp.               3,036,860
    117,000  @  RONA, Inc.                             2,518,233
    302,000  @  SunOpta Inc                            2,835,780
    127,000     Teck Cominco Ltd.                      1,879,258
    122,800  @  Westjet Airlines Ltd.                  2,080,524
                                                 ---------------
                                                      26,626,955
                                                 ---------------
                DENMARK: 2.2%
    146,600     H Lundbeck A/S                         2,975,547
     53,450     ISS A/S                                2,669,142
     39,500  @  Jyske Bank                             2,080,689
                                                 ---------------
                                                       7,725,378
                                                 ---------------
                FINLAND: 2.0%
     37,400     Nokian Renkaat OYJ                     3,137,888
    133,400     Tietoenator OYJ                        3,973,855
                                                 ---------------
                                                       7,111,743
                                                 ---------------
                FRANCE: 5.6%
     42,400     Cie Generale D'Optique
                  Essilor Intl. SA                     2,480,873
     71,000     Dassault Systemes SA                   2,898,897
    308,200     Elior                                  2,756,140
     13,000     IPSOS                                  1,337,869
    171,500  @  JC Decaux SA                           3,597,757
     78,500     Neopost SA                             4,329,639
     21,100  @  Vinci SA                               2,053,848
                                                 ---------------
                                                      19,455,023
                                                 ---------------
                GERMANY: 4.4%
     50,000     Continental AG                         2,160,753
     91,700  @  GPC Biotech AG                         1,374,071
    105,800  @  Hochtief AG                            2,993,143
    147,900     Hypo Real Estate Holding               4,024,610
    164,200     MG Technologies AG                     2,407,296
    122,300  @  Singulus Technologies            $     2,455,676
                                                 ---------------
                                                      15,415,549
                                                 ---------------
                GREECE: 1.3%
     57,400     Coca Cola Hellenic
                  Bottling Co. SA                      1,522,043
    195,710     Cosmote Mobile
                  Communications SA                    3,143,747
                                                 ---------------
                                                       4,665,790
                                                 ---------------
                HONG KONG: 1.8%
 10,942,000  @  First Pacific Co.                      2,553,199
    300,000     Kerry Properties Ltd.                    436,550
    964,000     Kingboard Chemicals Holdings           1,816,816
    250,000     Wing Hang Bank Ltd.                    1,586,579
                                                 ---------------
                                                       6,393,144
                                                 ---------------
                IRELAND: 3.2%
    390,700     Anglo Irish Bank Corp. PLC             6,393,016
    250,000     Grafton Group PLC                      1,849,077
    147,300     Kerry Group Plc                        2,825,222
                                                 ---------------
                                                      11,067,315
                                                 ---------------
                ITALY: 4.5%
     95,100     Banco Popolare di
                  Verona e Novara Scrl                 1,582,340
    320,700  @  Bulgari S.p.A.                         3,048,611
    274,000     Buzzi Unicem S.p.A.                    3,636,035
    177,600  @  Fondiaria-Sai SpA                      3,919,463
    382,900     Saipem S.p.A.                          3,589,401
                                                 ---------------
                                                      15,775,850
                                                 ---------------
                JAPAN: 24.8%
     97,700     Aoyama Trading Co. Ltd.                2,257,578
    863,000     Bank of Yokohama Ltd.                  4,715,591
    128,500  @  C&S Co. Ltd.                           2,922,704
    138,300  @  Familymart Co. Ltd.                    3,972,732
     20,800     Funai Electric Co. Ltd.                3,094,885
     96,300  @  Hitachi Software
                  Engineering Co. Ltd.                 2,377,939
     57,700     Hogy Medical Co. Ltd.                  2,948,919
    117,500     Hokuto Corp.                           1,840,945
    121,800     JSR Corp.                              2,566,128
    200,000     Kamigumi Co. Ltd.                      1,386,435
    428,000     Kinden Corp.                           2,621,793
  3,016,000  @  Kobe Steel Ltd.                        4,181,487
     69,800  @  Komeri Co. Ltd.                        1,910,163
    292,000     Leopalace21 Corp.                      4,892,464
  1,682,000     Marubeni Corp.                         4,237,198
    214,700     Marui Co. Ltd.                         3,369,674
    822,000     Mitsui
                  Mining & Smelting Co. Ltd.           3,463,640
    145,000     Nippon Electric Glass Co. Ltd.         3,416,248
     98,400     Pioneer Corp.                          2,808,754
    268,000  @  Sega Corp.                             2,807,376
    548,000     Sumitomo Bakelite Co. Ltd.             3,590,268
    255,000     Taiyo Yuden Co. Ltd.                   4,263,287
    843,000     The Bank of Fukuoka Ltd.               4,438,248
    550,000     The Sumitomo
                  Trust & Banking Co. Ltd.             3,309,320
    149,000     Toho Gas Co. Ltd.                        492,819
      2,206     UMC Japan                              1,999,003
     98,900     Uni-Charm Corp.                        4,678,157
    186,000  @  Victor Co. of Japan Ltd.               2,039,418
                                                 ---------------
                                                      86,603,173
                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL                                       PORTFOLIO OF INVESTMENTS
SMALLCAP GROWTH FUND                as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                                VALUE
----------------------------------------------------------------
                LUXEMBOURG: 2.1%
  1,426,100  @  Gemplus Intl. SA                 $     3,299,416
     80,100  @  SBS Broadcasting SA                    2,522,349
     48,349     Tenaris SA ADR                         1,449,987
                                                 ---------------
                                                       7,271,752
                                                 ---------------
                NETHERLANDS: 1.7%
    114,500  @  ASM Intl. NV                           2,374,550
    238,266     Vedior NV ADR                          3,461,740
                                                 ---------------
                                                       5,836,290
                                                 ---------------
                NORWAY: 1.8%
    227,400  @  Golar LNG Ltd.                         2,941,925
    332,600     Smedvig ASA                            3,175,677
                                                 ---------------
                                                       6,117,602
                                                 ---------------
                RUSSIA: 0.7%
     26,000  @  Vimpel-Communications ADR              2,333,760
                                                 ---------------
                                                       2,333,760
                                                 ---------------
                SINGAPORE: 1.3%
  3,641,000  @  Hi-P Intl. Ltd.                        2,632,126
  2,000,000     Singapore Exchange Ltd.                1,916,013
                                                 ---------------
                                                       4,548,139
                                                 ---------------
                SOUTH KOREA: 2.8%
    458,400     Daegu Bank                             2,629,251
     50,800     Kumho Electric Co. Ltd.                2,589,031
     18,600     Samsung SDI Co. Ltd.                   2,377,807
     69,400     You Eal Electronics Co. Ltd.           2,288,985
                                                 ---------------
                                                       9,885,074
                                                 ---------------
                SPAIN: 1.3%
     71,350  @  Fadesa SA                              1,107,627
    220,300     Red Electrica de Espana                3,583,638
                                                 ---------------
                                                       4,691,265
                                                 ---------------
                SWEDEN: 2.9%
    159,100     Alfa Laval AB                          2,395,002
     89,600  @  Autoliv, Inc. ADR                      3,811,793
    964,200     Skandia Forsakrings AB                 3,786,398
                                                 ---------------
                                                       9,993,193
                                                 ---------------
                SWITZERLAND: 4.6%
     34,316  @  Actelion Ltd.                          3,764,809
      4,792     Geberit AG                             2,912,306
     70,000  @  Micronas Semiconductor Hold            3,258,137
     29,686  @  Nobel Biocare Holding AG               4,023,843
     45,430     Saurer AG                              2,049,711
                                                 ---------------
                                                      16,008,806
                                                 ---------------
                THAILAND: 0.8%
 10,174,000     Krung Thai Bank PCL                    2,720,865
                                                 ---------------
                                                       2,720,865
                                                 ---------------
                UNITED KINGDOM: 14.0%
    531,600  @  Acambis PLC                            2,997,851
  2,020,700  @  Aggregate Industries PLC               3,171,342
    141,100     Barratt Developments PLC               1,542,617
    342,000     Burberry Group PLC                     2,350,151
    387,800  @  Celltech Group PLC                     2,890,104
    257,800     Close Brothers Group PLC               3,744,249
    190,000     Daily Mail & General Trust             2,259,177
    358,500  @  De Vere Group PLC                      2,860,880
    678,200     EMI Group PLC                    $     3,102,954
    162,800     Man Group PLC                          4,873,317
    891,200  @  Premier Farnell PLC                    3,982,664
    468,200     Punch Taverns PLC                      4,525,075
  1,242,200     SMG PLC                                2,533,304
    833,500     Taylor Woodrow PLC                     4,168,239
 47,000,000  @  Telewest Communications PLC            1,250,222
    314,900     United Business Media PLC              2,568,789
                                                 ---------------
                                                      48,820,935
                                                 ---------------
                Total Common Stock

                  (Cost $273,624,421)                340,660,697
                                                 ---------------
PREFERRED STOCK: 1.2%
                GERMANY: 1.2%
    213,750     ProSieben SAT.1 Media AG               4,157,816
                                                 ---------------
                Total Preferred Stock
                  (Cost $2,071,961)                    4,157,816
                                                 ---------------
                TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $275,696,382)*        98.8%    $   344,818,513
                OTHER ASSETS AND
                  LIABILITIES-NET        1.2           4,140,980
                                       -----     ---------------
                NET ASSETS             100.0%    $   348,959,493
                                       =====     ===============

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
* Cost for federal income tax purposes is $277,672,873. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation       $    72,412,539
             Gross Unrealized Depreciation            (5,266,899)
                                                 ---------------
             Net Unrealized Appreciation         $    67,145,640
                                                 ===============

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL                                       PORTFOLIO OF INVESTMENTS
SMALLCAP GROWTH FUND                as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                   PERCENTAGE OF
INDUSTRY                                             NET ASSETS
----------------------------------------------------------------
Advertising                                              1.4%
Agriculture                                              0.5
Airlines                                                 0.6
Apparel                                                  0.7
Auto Parts and Equipment                                 2.6
Banks                                                   10.7
Beverages                                                1.1
Biotechnology                                            0.4
Building Materials                                       3.0
Chemicals                                                2.3
Commercial Services                                      2.2
Computers                                                2.1
Cosmetics/Personal Care                                  1.4
Distribution/Wholesale                                   1.2
Diversified Financial Services                           4.4
Electric                                                 1.0
Electrical Components and Equipment                      1.6
Electronics                                              4.0
Engineering and Construction                             2.2
Entertainment                                            0.9
Food                                                     2.3
Food Service                                             0.8
Forest Products & Paper                                  0.5
Gas                                                      0.1
Healthcare-Products                                      2.7
Holding Companies-Diversified                            1.4
Home Builders                                            1.7
Home Furnishings                                         1.4
Household Products/Wares                                 0.8
Insurance                                                2.2
Iron/Steel                                               2.4
Lodging                                                  0.8
Machinery-Diversified                                    1.3
Media                                                    4.0
Mining                                                   2.4
Miscellaneous Manufacturing                              1.4
Office/Business Equipment                                1.2
Oil and Gas                                              0.9
Oil and Gas Services                                     2.4
Pharmaceuticals                                          4.5
Real Estate                                              1.8
Retail                                                   7.6
Semiconductors                                           2.2
Software                                                 2.5
Telecommunications                                       2.6
Toys/Games/Hobbies                                       0.8
Transportation                                           1.8
Other Assets and Liabilities, Net                        1.2
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

At April 30, 2004, the following forward currency exchange contracts were outstanding for the ING International SmallCap Growth Fund:

                                                             IN
                                          SETTLEMENT      EXCHANGE                    UNREALIZED
CURRENCY                      BUY/SELL       DATE            FOR           VALUE     APPRECIATION
--------                      --------    ----------      ---------      ---------   ------------
Swiss Franc                                                  USD
CHF 442,209                     Buy        05/03/04         442,209        444,119   $      1,910
Euro
EUR 342,647                     Buy        05/03/04         342,647        346,244          3,597
Euro
EUR 1,386,206                   Buy        05/03/04       1,386,206      1,400,758         14,552
Canadian Dollar
CAD 344,553                     Sell       05/03/04         250,730        250,538            191
                                                                                     ------------
                                                                                     $     20,250
                                                                                     ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND                    as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                VALUE
----------------------------------------------------------------
COMMON STOCK: 95.6%
                BELGIUM: 1.1%
  1,317,000     Interbrew                        $    39,563,678
                                                 ---------------
                                                      39,563,678
                                                 ---------------
                BRAZIL: 4.9%
 10,027,700     Centrais Eletricas
                  Brasileiras SA ADR                  52,758,738
  2,415,900     Petroleo Brasileiro
                  SA - Petrobras ADR                  60,276,705
    402,867  L  Tele Centro Oeste Celular
                  Participacoes SA                     3,448,542
  2,532,786  L  Tele Norte Leste
                  Participacoes SA ADR                29,988,186
  1,208,600  L  Telecomunicacoes
                  Brasileiras SA ADR                  34,578,045
                                                 ---------------
                                                     181,050,216
                                                 ---------------
                FRANCE: 3.3%
  3,554,700  @  Alcatel SA                            52,966,820
  1,463,100     Michelin (C.G.D.E.)                   68,472,098
                                                 ---------------
                                                     121,438,918
                                                 ---------------
                GERMANY: 9.6%
  2,302,720  @  Bayerische Hypo-und
                  Vereinsbank AG                      39,942,889
  5,377,300  @  Deutsche Telekom AG                   92,307,523
  1,391,188     E.ON AG                               92,223,323
    411,200  @  Hypo Real Estate Holding              11,189,451
    737,800     Schering AG                           38,650,036
  1,775,200     Volkswagen AG                         78,141,146
                                                 ---------------
                                                     352,454,368
                                                 ---------------
                HONG KONG: 0.9%
  3,160,236     Jardine Matheson
                  Holdings Ltd.                       31,918,384
                                                 ---------------
                                                      31,918,384
                                                 ---------------
                ITALY: 2.7%
 20,025,100     Banca Intesa S.p.A.                   66,254,227
 10,329,085  @  Telecom Italia S.p.A.                 33,121,916
                                                 ---------------
                                                      99,376,143
                                                 ---------------
                JAPAN: 22.6%
  1,851,800     Daiichi Pharmaceutical
                  Co. Ltd.                            32,453,275
 12,859,700     Hitachi Ltd.                          90,310,974
      6,438     Japan Tobacco, Inc.                   51,454,995
  4,914,000     Matsushita Electric Industrial
                  Co. Ltd.                            72,181,541
      3,262     Millea Holdings, Inc.                 46,407,866
 10,636,000     Mitsubishi Heavy
                  Industries Ltd.                     29,299,479
      7,376     Mitsubishi Tokyo Financial
                  Group, Inc.                         65,635,739
  4,932,000     Mitsui Sumitomo Insurance
                  Co. Ltd.                            46,435,123
  9,623,000     Nippon Oil Corp.                      53,017,842
     13,125     Nippon Telegraph &
                  Telephone Corp.                     68,981,922
  1,049,000     Ono Pharmaceutical Co. Ltd.           45,056,953
  3,822,000     Sankyo Co. Ltd.                       70,825,880
     11,494     Sumitomo Mitsui Financial
                  Group, Inc.                         86,865,081
    937,600     TDK Corp.                        $    66,950,188
                                                 ---------------
                                                     825,876,858
                                                 ---------------
                MEXICO: 1.6%
    342,182 @,L Cemex SA de CV ADR                    10,077,260
  1,471,160  @  Telefonos de Mexico SA de
                  CV ADR                              50,225,402
                                                 ---------------
                                                      60,302,662
                                                 ---------------
                NETHERLANDS: 5.4%
  1,411,000     Akzo Nobel NV                         51,419,803
  1,344,451  @  European Aeronautic
                  Defense and Space Co.               34,006,133
  7,031,641  @  Koninklijke Ahold NV                  54,452,650
    883,600  @  Unilever NV ADR                       58,204,052
                                                 ---------------
                                                     198,082,638
                                                 ---------------
                NEW ZEALAND: 1.9%
 19,516,744  @  Telecom Corp. of
                  New Zealand Ltd.                    69,095,759
                                                 ---------------
                                                      69,095,759
                                                 ---------------
                PORTUGAL: 2.0%
  6,709,676     Portugal Telecom SGPS SA              72,791,377
                                                 ---------------
                                                      72,791,377
                                                 ---------------
                RUSSIA: 1.4%
    477,800  @  LUKOIL ADR                            51,960,750
                                                 ---------------
                                                      51,960,750
                                                 ---------------
                SINGAPORE: 3.4%
  3,652,191  @  DBS Group Holdings Ltd.               30,695,190
  6,060,800 @,# DBS Group Holdings Ltd. ADR           50,938,599
  6,239,000     Overseas-Chinese Banking
                  Corp.                               44,369,156
                                                 ---------------
                                                     126,002,945
                                                 ---------------
                SOUTH KOREA: 2.4%
  4,339,595  L  Korea Electric Power Corp.            40,748,797
  2,550,500     KT Corp. ADR                          47,184,250
                                                 ---------------
                                                      87,933,047
                                                 ---------------
                SPAIN: 7.4%
  7,054,133     Banco Bilbao Vizcaya
                  Argentaria SA                       93,102,379
  3,584,570     Repsol YPF SA                         75,498,555
  6,806,060  @  Telefonica SA                        101,250,545
                                                 ---------------
                                                     269,851,479
                                                 ---------------
                SWITZERLAND: 4.9%
    323,800     Nestle SA                             81,911,461
     91,700     Swisscom AG                           28,466,181
    446,274  @  Zurich Financial Services AG          70,558,515
                                                 ---------------
                                                     180,936,157
                                                 ---------------
                UNITED KINGDOM: 19.5%
  3,107,600     Abbey National PLC                    24,936,851
 22,621,100     BAE Systems PLC                       84,142,148
  4,901,200     British American Tobacco PLC          74,313,283
 12,269,781     BT Group PLC                          38,839,438
 73,550,657 @,L Corus Group PLC                       48,259,874
 15,012,600     Friends Provident PLC                 37,538,156
  3,727,000  @  GlaxoSmithKline PLC                   77,130,857

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND        as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                              VALUE
----------------------------------------------------------------
                UNITED KINGDOM (CONTINUED)
 18,801,490     Imperial Chemical
                  Industries PLC                 $    73,102,087
 78,261,262 @,L Invensys PLC                          27,063,214
 15,774,951     Marks & Spencer Group PLC             77,280,195
 12,610,356     Morrison WM Supermarkets              53,558,792
 35,348,000     Royal & Sun Alliance
                  Insurance Group                     50,304,611
  4,168,373     SABmiller PLC                         45,239,303
                                                 ---------------
                                                     711,708,809
                                                 ---------------
                VENEZUELA: 0.6%
  1,216,822     Cia Anonima Nacional
                  Telefonos de Venezuela-
                  CANTV ADR                           23,302,141
                                                 ---------------
                                                      23,302,141
                                                 ---------------
                Total Common Stock
                  (Cost $3,270,744,515)            3,503,646,329
                                                 ---------------
                TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $3,270,744,515)*      95.6%    $ 3,503,646,329
                OTHER ASSETS AND
                  LIABILITIES-NET        4.4         162,736,141
                                       -----     ---------------
                NET ASSETS             100.0%    $ 3,666,382,470
                                       =====     ===============

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
L Loaned security, a portion or all of the security is on loan at April 30, 2004.
* Cost for federal income tax purposes is $3,272,737,193. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation       $   576,002,933
             Gross Unrealized Depreciation          (345,093,797)
                                                 ---------------
             Net Unrealized Appreciation         $   230,909,136
                                                 ===============

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Aerospace/Defense                                        3.2%
Agriculture                                              3.4
Auto Manufacturers                                       2.1
Auto Parts & Equipment                                   1.9
Banks                                                   14.0
Beverages                                                2.3
Building Materials                                       0.3
Chemicals                                                3.4
Computers                                                1.8
Electric                                                 5.1
Electrical Components & Equipment                        2.5
Food                                                     6.8
Holding Companies-Diversified                            0.9
Home Furnishings                                         2.0
Insurance                                                6.9
Iron/Steel                                               1.3
Media                                                    0.0
Miscellaneous Manufacturing                              1.5
Oil and Gas                                              6.6
Pharmaceuticals                                          7.2
Retail                                                   2.1
Telecommunications                                      20.3
Other Assets and Liabilities, Net                        4.4
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

At April 30, 2004, the following forward currency exchange contracts were outstanding for the ING International Value Fund:

                                                      IN                          UNREALIZED
                                     SETTLEMENT     EXCHANGE                     APPRECIATION/
CURRENCY                  BUY/SELL      DATE          FOR           VALUE       (DEPRECIATION)
--------                  --------   ----------   ------------   ------------   --------------
Japanese Yen                                          USD
JPY 871,780,560             Sell      05/07/04       7,921,893   $  7,901,535   $     20,359
Pound Sterling
GBP 3,172,209               Sell      05/05/04       5,627,023      5,622,757          4,265
Euro
EUR 2,195,295               Sell      05/03/04       2,588,252      2,631,617        (43,364)
Pound Sterling
GBP 514,464                 Sell      05/04/04         912,197        912,333           (136)
                                                                                ------------
                                                                                $    (18,876)
                                                                                ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND                       as of April 30, 2004 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                               VALUE
----------------------------------------------------------------
COMMON STOCK: 94.9%
                AUSTRALIA: 0.4%
     66,500     QBE Insurance Group Ltd.         $       559,506
                                                 ---------------
                                                         559,506
                                                 ---------------
                BELGIUM: 0.5%
     31,600     Fortis                                   687,912
                                                 ---------------
                                                         687,912
                                                 ---------------
                BERMUDA: 1.0%
     46,500     Tyco Intl., Ltd.                       1,276,425
                                                 ---------------
                                                       1,276,425
                                                 ---------------
                CANADA: 1.9%
     26,532     Encana Corp.                           1,037,936
     51,900  @  GlaxoSmithKline PLC                    1,074,079
     30,100     Methanex Corp                            335,964
                                                 ---------------
                                                       2,447,979
                                                 ---------------
                CHILE: 0.2%
     12,400     Banco Santander Chile SA ADR             309,504
                                                 ---------------
                                                         309,504
                                                 ---------------
                DENMARK: 0.9%
     31,400     Danske Bank A/S                          705,612
     12,500     TDC A/S                                  424,869
                                                 ---------------
                                                       1,130,481
                                                 ---------------
                FINLAND: 1.1%
     43,200     Nokia OYJ ADR                            605,232
     47,800     UPM-Kymmene OYJ                          881,280
                                                 ---------------
                                                       1,486,512
                                                 ---------------
                FRANCE: 3.4%
     17,000     Lafarge SA                             1,416,327
     10,500     Schneider Electric SA                    707,384
      8,167     Societe Generale                         680,420
      8,820     Total SA                               1,631,415
                                                 ---------------
                                                       4,435,546
                                                 ---------------
                GERMANY: 2.8%
     14,650     Deutsche Boerse AG                       803,449
     19,200     RWE AG                                   834,332
     27,600     Siemens AG                             1,981,827
                                                 ---------------
                                                       3,619,608
                                                 ---------------
                GREECE: 1.7%
     48,800     Alpha Bank A.E.                        1,520,978
     38,000     Greek Organization of Football
                  Prognostics SA                         725,198
                                                 ---------------
                                                       2,246,176
                                                 ---------------
                HONG KONG: 0.4%
    889,000     Giordano Intl., Ltd.                     510,048
                                                 ---------------
                                                         510,048
                                                 ---------------
                HUNGARY: 0.7%
     46,800     OTP Bank Rt.                             872,640
                                                 ---------------
                                                         872,640
                                                 ---------------
                INDIA: 0.7%
     61,900     ICICI Bank Ltd.                          959,450
                                                 ---------------
                                                         959,450
                                                 ---------------
                IRELAND: 0.9%
     29,600     Irish Life & Permanent PLC       $       458,442
    112,490  @  Ryanair Holdings PLC                     647,269
                                                 ---------------
                                                       1,105,711
                                                 ---------------
                ISRAEL: 0.5%
     11,500     Teva Pharmaceutical
                  Industries ADR                         707,940
                                                 ---------------
                                                         707,940
                                                 ---------------
                ITALY: 0.3%
     45,500     Saipem S.p.A.                            426,528
                                                 ---------------
                                                         426,528
                                                 ---------------
                JAPAN: 11.1%
     58,000     Amano Corp.                              444,112
     67,600     Chugai Pharmaceutical Co. Ltd.         1,022,989
     29,500     Familymart Co. Ltd.                      847,402
    138,000     Hitachi Ltd.                             969,145
     86,500     Imperial Tobacco Group PLC             1,915,916
     62,000     JGC Corp.                                549,463
     10,500     Kyocera Corp.                            868,697
     53,200     Marui Co. Ltd.                           834,964
         65     Mitsubishi Tokyo Financial
                  Group, Inc.                            578,406
     39,000     NEC Corp.                                306,402
    125,000     Nikko Cordial Corp.                      711,341
        160     Nippon Telegraph & Telephone
                  Corp.                                  840,923
     76,000     Nomura Holdings, Inc.                  1,234,126
        160     NTT Docomo, Inc.                         317,521
     31,700     Omron Corp                               772,715
     15,200     Otsuka Kagu Ltd.                         552,327
     64,000     Sekisui House Ltd.                       678,537
     39,400     Shimano, Inc.                            922,922
      5,500     Takeda Chemical Industries
                  Ltd.                                   221,784
     93,000     Toshiba Corp.                            427,267
     35,800     Toyota Motor Corp.                     1,294,386
                                                 ---------------
                                                      14,395,429
                                                 ---------------
                LUXEMBOURG: 0.7%
     41,450  @  Rio Tinto                                909,269
                                                 ---------------
                                                         909,269
                                                 ---------------
                MALAYSIA: 1.9%
    331,100     AMMB Holdings BHD                        336,328
     33,200     British American Tobacco
                  Malaysia BHD                           419,368
    417,500     Malayan Banking BHD                    1,153,618
    609,361     Public Bank BHD                          548,425
                                                 ---------------
                                                       2,457,739
                                                 ---------------
                MEXICO: 0.5%
    241,700     Wal-Mart de Mexico SA de CV              706,846
                                                 ---------------
                                                         706,846
                                                 ---------------
                NETHERLANDS: 2.9%
     51,400  @  ASML Holding NV                          818,259
     35,223     Koninklijke Philips
                  Electronics NV                         959,322
     27,600     Royal Dutch Petroleum Co.              1,342,282
     12,100     Royal Dutch Petroleum Co. ADR            588,786
                                                 ---------------
                                                       3,708,649
                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND           as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

SHARES                                               VALUE
----------------------------------------------------------------
                NEW ZEALAND: 0.4%
     68,400     Fisher & Paykel Healthcare
                  Corp.                          $       556,195
                                                 ---------------
                                                         556,195
                                                 ---------------
                NORWAY: 0.3%
    105,700     Tomra Systems ASA                        425,262
                                                 ---------------
                                                         425,262
                                                 ---------------
                SINGAPORE: 1.5%
    489,000     CapitaLand Ltd.                          462,717
     43,000     DBS Group Holdings Ltd.                  361,398
    136,300     United Overseas Bank Ltd.              1,097,482
                                                 ---------------
                                                       1,921,597
                                                 ---------------
                SOUTH AFRICA: 0.4%
     53,900     Gold Fields Ltd. ADR                     548,163
                                                 ---------------
                                                         548,163
                                                 ---------------
                SPAIN: 1.5%
     55,988     Banco Bilbao Vizcaya
                  Argentaria SA                          738,945
     81,700     Telefonica SA                          1,215,412
                                                 ---------------
                                                       1,954,357
                                                 ---------------
                SWEDEN: 1.5%
     18,300     Atlas Copco AB                           641,983
    203,500     Skandia Forsakrings AB                   799,141
     53,000     Swedish Match AB                         534,201
                                                 ---------------
                                                       1,975,325
                                                 ---------------
                SWITZERLAND: 3.1%
     28,300     Credit Suisse Group                      997,463
      3,020     Nestle SA                                763,967
     12,380     Novartis AG                              551,877
      4,800     Roche Holding AG                         503,471
     16,500     UBS AG                                 1,172,663
                                                 ---------------
                                                       3,989,441
                                                 ---------------
                UNITED KINGDOM: 6.2%
    147,800     BP PLC                                 1,277,753
     54,600     British American Tobacco PLC             827,860
    123,000     Diageo PLC                             1,650,106
    110,250     Kingfisher PLC                           553,792
    649,000     Legal & General Group PLC              1,076,104
    277,222     Vodafone Group PLC                       673,513
                                                 ---------------
                                                       7,975,044
                                                 ---------------
                UNITED STATES: 45.5%
      9,000     3M Co.                                   778,320
      6,400     Allergan, Inc.                           563,520
      7,500     Altria Group, Inc.                       415,350
     17,700     American Intl. Group                   1,268,205
     22,600  @  Amgen, Inc.                            1,271,702
      9,600  @  Amphenol Corp.                           303,456
     33,800     Apache Corp.                           1,415,206
     52,600  @  Applied Materials, Inc.                  958,898
     17,400     Astoria Financial Corp.                  598,908
     13,250  @  Barr Laboratories, Inc.                  548,815
     14,715  @  Biogen IDEC, Inc.                        868,185
     22,200  @  Boston Scientific Corp.                  914,418
     13,300     Capital One Financial Corp.              871,549
     16,000     Carnival Corp.                           682,720
     34,400  @  Cendant Corp.                            814,592
     15,200  @  Chico's FAS, Inc.                        619,096
    100,800  @  Cisco Systems, Inc.              $     2,103,696
     18,300     Citigroup, Inc.                          880,047
     22,800  @  Comcast Corp., Special A                 660,972
     56,500  @  Corning, Inc.                            623,195
     15,600     Countrywide Financial Corp.              925,080
     11,300     Deere & Co.                              768,852
     58,530  @  DIRECTV Group, Inc.                    1,047,687
     13,200  @  eBay, Inc.                             1,053,624
     15,300  @  Electronic Arts, Inc.                    774,486
     41,200     Gap, Inc.                                906,812
      8,600     General Dynamics Corp.                   805,132
    100,000     General Electric Co.                   2,995,000
      9,600     Goldman Sachs Group, Inc.                928,800
     50,500     Halliburton Co.                        1,504,900
     15,800     Harley-Davidson, Inc.                    889,856
     38,000     Hewlett-Packard Co.                      748,600
     48,700     Intel Corp.                            1,253,051
     10,500     International Business
                  Machines Corp.                         925,785
     11,700     Lehman Brothers Holdings, Inc.           858,780
     14,200     Lockheed Martin Corp.                    677,340
     19,200     Medtronic, Inc.                          968,832
     14,600     Merck & Co., Inc.                        686,200
     81,700     Microsoft Corp.                        2,121,749
     14,900  @  National Semiconductor Corp.             607,771
     20,700  @  Navistar Intl. Corp.                     934,605
     34,400  @  Nextel Communications, Inc.              820,784
     29,900  @  Nvidia Corp.                             614,146
     53,000  @  Oracle Corp.                             594,660
     14,300     PepsiCo, Inc.                            779,207
    109,500     Pfizer, Inc.                           3,915,720
     22,800  @  Pharmaceutical Resources, Inc.           918,840
      3,300     Procter & Gamble Co.                     348,975
     87,800  @  Provident Financial PLC                1,121,050
     29,400     Rockwell Automation, Inc.                961,086
     11,000     Schlumberger Ltd.                        643,830
     28,700     Sherwin-Williams Co.                   1,092,035
     22,450     Texas Instruments, Inc.                  563,495
      7,500     United Technologies Corp.                646,950
     16,100     UnitedHealth Group, Inc.                 989,828
     24,000     Wal-Mart Stores, Inc.                  1,368,000
     12,900     Walt Disney Co.                          297,087
     63,500  @  Western Digital Corp.                    513,080
     34,800  @  Yahoo!, Inc.                           1,756,008
     17,900  @  Zimmer Holdings, Inc.                  1,429,315
                                                 ---------------
                                                      58,917,885
                                                 ---------------
                Total Common Stock
                  (Cost $103,221,459)                123,223,170
                                                 ---------------
REAL ESTATE INVESTMENT TRUSTS: 0.3%
                REAL ESTATE INVESTMENT TRUSTS:
                  0.3%
         59     Japan Retail Fund Investment
                  Corp.                                  390,821
                                                 ---------------
                Total Real Estate Investment
                  Trusts (Cost $379,591)                 390,821
                                                 ---------------
MUTUAL FUNDS: 1.2%
                UNITED STATES: 1.2%
     67,500     Consumer Staples Select Sector
                  SPDR Fund                            1,568,025
                                                 ---------------
                Total Mutual Funds
                  (Cost $1,437,750)                    1,568,025
                                                 ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND           as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

NUMBER OF
CONTRACTS                                            VALUE
----------------------------------------------------------------
OPTIONS: 0.0%
                UNITED STATES: 0.0%
      9,600     Goldman Sachs Call, $125
                  strike price, expires
                  10/16/04                       $         2,880
                                                 ---------------
                Total Options
                  (Cost $11,808)                           2,880
                                                 ---------------
                Total Long-Term Investments
                  (Cost $105,050,608)                125,184,896
                                                 ---------------
PRINCIPAL
AMOUNT                                               VALUE
----------------------------------------------------------------
REPURCHASE AGREEMENT: 3.6%
$ 4,674,000     Morgan Stanley Repurchase
                  Agreement dated 04/30/04,
                  1.030%, due 5/1/04,
                  $4,674,401 to be received
                  upon repurchase
                  (Collateralized by
                  $4,680,000 Federal Home Loan
                  Mortgage Corporation, 4.750
                  - 5.125%, Market Value
                  $4,775,135 due 12/08/10 -
                  07/15/12)                      $     4,674,000
                                                 ---------------
                Total Repurchase Agreements
                  (Cost $4,674,000)                    4,674,000
                                                 ---------------
                TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $109,724,608)*       100.0%    $   129,858,896
                OTHER ASSETS AND
                  LIABILITIES-NET       (0.0)            (10,368)
                                       -----     ---------------
                NET ASSETS             100.0%    $   129,848,528
                                       =====     ===============

@    Non-income producing security
ADR  American Depositary Receipt
* Cost for federal income tax purposes is $110,477,260. Net unrealized appreciation consists of:

             Gross Unrealized Appreciation       $    21,693,775
             Gross Unrealized Depreciation            (2,312,139)
                                                 ---------------
             Net Unrealized Appreciation         $    19,381,636
                                                 ===============

                                                 PERCENTAGE OF
INDUSTRY                                          NET ASSETS
--------------------------------------------------------------
Aerospace/Defense                                        1.6%
Agriculture                                              3.2
Airlines                                                 0.5
Auto Manufacturers                                       1.7
Banks                                                    9.9
Beverages                                                1.9
Biotechnology                                            1.6
Building Materials                                       1.1
Chemicals                                                1.1
Commercial Services                                      0.6
Computers                                                1.7
Cosmetics/Personal Care                                  0.3
Diversified Financial Services                           6.8
Electric                                                 0.6
Electrical Components and Equipment                      1.0
Electronics                                              2.5
Engineering & Construction                               0.4
Entertainment                                            0.6
Environmental Control                                    0.3
Equity Fund                                              1.2
Food                                                     0.6
Forest Products & Paper                                  0.7
Hand/Machine Tools                                       0.5
Healthcare-Products                                      3.0
Healthcare-Services                                      0.8
Home Builders                                            0.5
Insurance                                                2.8
Internet                                                 2.2
Leisure Time                                             1.9
Machinery-Construction and Mining                        0.5
Machinery-Diversified                                    1.3
Media                                                    1.5
Mining                                                   1.1
Miscellaneous Manufacturing                              5.7
Oil and Gas                                              5.6
Oil and Gas Services                                     2.0
Pharmaceuticals                                          8.3
Real Estate                                              0.4
REITs                                                    0.3
Retail                                                   5.3
Savings and Loans                                        0.5
Semiconductors                                           3.7
Software                                                 2.7
Telecommunications                                       5.9
Repurchase Agreement                                     3.6
Other Assets and Liabilities, Net                        0.0
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND           as of April 30, 2004 (Unaudited) (continued)
--------------------------------------------------------------------------------

At April 30, 2004 the following forward foreign currency contracts were outstanding for the ING Worldwide Growth Fund.

                                                     IN
                                    SETTLEMENT     EXCHANGE
CURRENCY                BUY/SELL       DATE          FOR           VALUE     DEPRECIATION
--------                --------    ----------     ---------      --------   ------------
GBP                                                  USD
British
Pound 200,781             Sell      05/04/2004      356,888        355,920   $       (968)

CALL OPTIONS WRITTEN:

                                                         SHARES
COMMON                     EXPIRATION     STRIKE       SUBJECT TO
STOCK                         DATE         PRICE          CALL           VALUE
------                     ----------   ------------   ------------   ------------
Goldman Sachs               10/07/04    $        125          9,600   $      1,440

                 See Accompanying Notes to Financial Statements

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. A trustee who is not an interested person of the Trust(s), as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Trust(s) are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                      TERM OF                                   NUMBER OF
                                                     OFFICE AND             PRINCIPAL         PORTFOLIOS IN         OTHER
                                   POSITION(S)       LENGTH OF            OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
    NAME, ADDRESS                 HELD WITH THE        TIME                DURING THE           OVERSEEN            HELD BY
      AND AGE                     REGISTRANT(S)       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE           TRUSTEE
    -------------               -----------------  ---------------   -----------------------  -------------  -----------------------
INDEPENDENT TRUSTEES

Paul S. Doherty                     Trustee        October 1999 -    President and Partner,       117        University of
7337 E. Doubletree Ranch Rd.                       Present           Doherty, Wallace,                       Massachusetts
Scottsdale, Arizona 85258                                            Pillsbury and Murphy,                   Foundation Board
Born: 1934                                                           P.C., Attorneys (1996 -                 (April 2004 - Present)
                                                                     Present).

J. Michael Earley                   Trustee        February 2002 -   President and Chief          117        None
7337 E. Doubletree Ranch Rd.                       Present           Executive Officer,
Scottsdale, Arizona 85258                                            Bankers Trust Company,
Born: 1945                                                           N.A. (1992 - Present).

R. Barbara Gitenstein               Trustee        February 2002 -   President, College of        117        New Jersey Resources
7337 E. Doubletree Ranch Rd.                       Present           New Jersey (1999 -                      (September 2003 -
Scottsdale, Arizona 85258                                            Present).                               Present)
Born: 1948

Walter H. May                       Trustee        October 1999 -    Retired. Formerly,           117        Trustee, Best Prep
7337 E. Doubletree Ranch Rd.                       Present           Trustee of each of the                  Charity (1991 -
Scottsdale, Arizona 85258                                            funds managed by                        Present) - Charitable
Born: 1936                                                           Northstar Investment                    organization.
                                                                     Management Corporation
                                                                     (1996 - 1999).

Jock Patton                         Trustee        October 1999 -    Private Investor             117        Director, Hypercom,
7337 E. Doubletree Ranch Rd.                       Present (ING      (June 1997 - Present).                  Inc. (January 1999 -
Scottsdale, Arizona 85258                          May-flower        Formerly, Director and                  Present); JDA Software
Born: 1945                                         Trust) May        Chief Executive                         Group, Inc. (January
                                                   1999 - Present    Officer, Rainbow                        1999 - Present); BG
                                                   (ING Mutual       Multimedia Group, Inc.                  Associates, Inc.
                                                   Funds)            (January 1999 -
                                                                     December 2001);
                                                                     Director of Stuart
                                                                     Entertainment, Inc.;
                                                                     Director of Artisoft,
                                                                     Inc. (1994 - 1998).

David W.C. Putnam                   Trustee        October 1999 -    President and Director,      117        Anchor International
7337 E. Doubletree Ranch Rd.                       Present           F.L. Putnam Securities                  Bond Trust (December
Scottsdale, Arizona 85258                                            Company, Inc. and its                   2000 - 2002); F.L.
Born: 1939                                                           affiliates (1978 -                      Putnam Foundation
                                                                     Present); President,                    (December 2000 -
                                                                     Secretary and Trustee,                  Present); Progressive
                                                                     The Principled Equity                   Capital Accumulation
                                                                     Market Fund (1996 -                     Trust (August 1998 -
                                                                     Present).                               Present); Principled
                                                                                                             Equity Market Fund
                                                                                                             (November 1996 -
                                                                                                             Present); Mercy
                                                                                                             Endowment Foundation
                                                                                                             (1995 - Present);
                                                                                                             Asian American Bank
                                                                                                             and Trust Company
                                                                                                             (June 1992 - Present);
                                                                                                             and Notre Dame
                                                                                                             Health Care Center
                                                                                                             (1991 - Present);
                                                                                                             F.L. Putnam Securities
                                                                                                             Company, Inc. (June
                                                                                                             1998 - Present); and
                                                                                                             an Honorary Trustee,
                                                                                                             Mercy Hospital (1973
                                                                                                             - Present).

--------------------------------------------------------------------------------

                                                      TERM OF                                   NUMBER OF
                                                     OFFICE AND             PRINCIPAL         PORTFOLIOS IN         OTHER
                                   POSITION(S)       LENGTH OF            OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
    NAME, ADDRESS                 HELD WITH THE        TIME                DURING THE           OVERSEEN            HELD BY
      AND AGE                     REGISTRANT(S)       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE           TRUSTEE
    -------------               -----------------  ---------------   -----------------------  -------------  -----------------------
Blaine E. Rieke                     Trustee        February 2001 -   General Partner,             117        Trustee, Morgan Chase
7337 E. Doubletree Ranch Rd.                       Present           Huntington Partners                     Trust Co. (January
Scottsdale, Arizona 85258                                            (January 1997 -                         1998 - Present);
Born: 1933                                                           Present). Chairman of                   Director, Members Trust
                                                                     the Board and Trustee                   Co. (November 2003 -
                                                                     of each of the funds                    Present).
                                                                     managed by ING
                                                                     Investment Management
                                                                     Co. LLC (November
                                                                     1998 - February 2001).

Roger B. Vincent                    Trustee        February 2002 -   President, Springwell        117        Director, AmeriGas
7337 E. Doubletree Ranch Rd.                       Present           Corporation (1989 -                     Propane, Inc. (1998 -
Scottsdale, Arizona 85258                                            Present). Formerly,                     Present).
Born: 1945                                                           Director Tatham
                                                                     Offshore, Inc. (1996 -
                                                                     2000).

Richard A. Wedemeyer                Trustee        October 1999 -    Retired. Formerly, Vice      117        Touchstone Consulting
7337 E. Doubletree Ranch Rd.                       Present (ING      President - Finance                     Group (1997 - Present);
Scottsdale, Arizona 85258                          May-flower        and Administration,                     Jim Henson Legacy
Born: 1936                                         Trust) February   Channel Corporation                     (1994 - Present).
                                                   2001 - Present    (1996 - 2002); Trustee,
                                                   (ING Mutual       First Choice Funds
                                                   Funds)            (1997 - 2001); and of
                                                                     each of the funds
                                                                     managed by ING
                                                                     Investment Management
                                                                     Co. LLC (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED
PERSONS"

Thomas J. McInerney(2)              Trustee        February 2001 -   Chief Executive              170        Director, Equitable
7337 E. Doubletree Ranch Rd.                       Present           Officer, ING U.S.                       Life Insurance Co.,
Scottsdale, Arizona 85258                                            Financial Services                      Golden American Life
Born: 1956                                                           (September 2001 -                       Insurance Co., Life
                                                                     present); Member, ING                   Insurance Company of
                                                                     Americas Executive                      Georgia, Midwestern
                                                                     Committee (2001 -                       United Life Insurance
                                                                     present); President,                    Co., ReliaStar Life
                                                                     Chief Executive Officer                 Insurance Co., Security
                                                                     and Director of                         Life of Denver,
                                                                     Northern Life Insurance                 Security Connecticut
                                                                     Company (2001 -                         Life Insurance Co.,
                                                                     present), ING Aeltus                    Southland Life
                                                                     Holding Company, Inc.                   Insurance Co., USG
                                                                     (2000 - present), ING                   Annuity and Life
                                                                     Retail Holding Company                  Company and United
                                                                     (1998 - present).                       Life and Annuity
                                                                     Formerly, General                       Insurance Co. Inc.
                                                                     Manager and Chief                       (March 2001 - Present);
                                                                     Executive Officer, ING                  Member of the Board,
                                                                     Worksite Division                       Bushnell Performing
                                                                     (December 2000 -                        Arts Center;
                                                                     October 2001),                          St. Francis Hospital;
                                                                     President, ING-SCI,                     National Conference of
                                                                     Inc. (August 1997 -                     Community Justice; and
                                                                     December 2000);                         Metro Atlanta Chamber
                                                                     President, Aetna                        of Commerce.
                                                                     Financial Services
                                                                     (August 1997 -
                                                                     December 2000).

--------------------------------------------------------------------------------

                                                      TERM OF                                   NUMBER OF
                                                     OFFICE AND             PRINCIPAL         PORTFOLIOS IN         OTHER
                                   POSITION(S)       LENGTH OF            OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
    NAME, ADDRESS                 HELD WITH THE        TIME                DURING THE           OVERSEEN            HELD BY
      AND AGE                     REGISTRANT(S)       SERVED(1)          PAST FIVE YEARS       BY TRUSTEE           TRUSTEE
    -------------               -----------------  ---------------   -----------------------  -------------  -----------------------
John G. Turner(3)                   Chairman       October 1999 -    Chairman, Hillcrest          117        Director, Hormel Foods
7337 E. Doubletree Ranch Rd.        and            Present           Capital Partners (May                   Corporation (March
Scottsdale, Arizona 85258           Trustee                          2002 - Present);                        2000 - Present); Shopko
Born: 1939                                                           Formerly, Vice Chairman                 Stores, Inc. (August
                                                                     of ING Americas (2000                   1999 - Present); and
                                                                     - 2002); Chairman and                   M.A. Mortenson Company
                                                                     Chief Executive Officer                 (March 2002 - Present);
                                                                     of ReliaStar Financial                  Conseco, Inc.
                                                                     Corp. (1993 - 2001);                    (September 2003 -
                                                                     Chairman of ReliaStar                   Present).
                                                                     Life Insurance Company
                                                                     of New York (1995 -
                                                                     2001); Chairman of
                                                                     Northern Life Insurance
                                                                     Company (1992 - 2001);
                                                                     Chairman and Trustee of
                                                                     the Northstar
                                                                     affiliated investment
                                                                     companies (1993 -
                                                                     2001); and Director,
                                                                     Northstar Investment
                                                                     Management Corporation
                                                                     and its affiliates
                                                                     (1993 - 1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.
(3) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                              TERM OF OFFICE                    OCCUPATION(S)
     NAME, ADDRESS                     POSITION(S)             AND LENGTH OF                      DURING THE
        AND AGE                    HELD WITH THE TRUST         TIME SERVED(1)                   PAST FIVE YEARS
----------------------------     ----------------------   ----------------------    ------------------------------------
James M. Hennessy                President and Chief      February 2001 -           President and Chief Executive
7337 E. Doubletree Ranch Rd.     Executive Officer        present                   Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                           (December 2001 - Present).
Born: 1949                       Chief Operating          February 2002 -           Formerly, Senior Executive Vice
                                 Officer                  present                   President and Chief Operating
                                                                                    Officer, ING Investments, LLC(2)
                                                                                    (April 1995 - December 2000); and
                                                                                    Executive Vice President, ING
                                                                                    Investments, LLC(2) (May 1998 - June
                                                                                    2000).

Michael J. Roland                Executive Vice           February 2002 -           Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.     President and            present                   Financial Officer and Treasurer,
Scottsdale, Arizona 85258        Assistant Secretary                                ING Investments, LLC(2) (December
Born: 1958                                                                          2001 - Present). Formerly, Senior
                                 Principal Financial      May 1999 -                Vice President, ING Investments,
                                 Officer                  present                   LLC(2) (June 1998 - December
                                                                                    2001).

Stanley D. Vyner                 Executive Vice           May 1999 -                Executive Vice President, ING
7337 E. Doubletree Ranch Rd.     President                present                   Investments, LLC(2) and certain of
Scottsdale, Arizona 85258                                                           its affiliates (July 2000 - Present)
Born: 1950                                                                          and Chief Investment Risk Officer
                                                                                    (June 2003 - Present); Formerly,
                                                                                    Chief Investment Officer for the
                                                                                    International Portfolios, ING
                                                                                    Investments, LLC(2) (July 1996 -
                                                                                    June 2003); and President and Chief
                                                                                    Executive Officer, ING Investments,
                                                                                    LLC(2) (August 1996 - August 2000).

Robert S. Naka                   Senior Vice              November 1999 -           Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President                present                   Secretary, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                           (October 2001 - Present).
Born: 1963                       Assistant Secretary      May 1999 -                Formerly, Senior Vice President
                                                          Present                   and Assistant Secretary, ING Funds
                                                                                    Services, LLC(3) (February 1997 -
                                                                                    August 1999).

Kimberly A. Anderson             Senior Vice President    November 2003 -           Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                              present                   Secretary, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                           (October 2003 - Present). Formerly,
Born: 1964                                                                          Vice President and Assistant
                                                                                    Secretary, ING Investments, LLC(2)
                                                                                    (October 2001 - October 2003);
                                                                                    Secretary, ING Investments, LLC(2)
                                                                                    (October 2001 - August 2003);
                                                                                    Assistant Vice President, ING Funds
                                                                                    Services, LLC(3) (November 1999 -
                                                                                    January 2001); and has held various
                                                                                    other positions with ING Funds
                                                                                    Services, LLC(3) for more than the
                                                                                    last five years.

Robyn L. Ichilov                 Vice President and       May 1999 - present        Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.     Treasurer                                          LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                           ING Investments, LLC(2) (August
Born: 1967                                                                          1997 - Present).

J. David Greenwald               Vice President           August 2003 - present     Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                        Compliance, ING Funds Services,
Scottsdale, Arizona 85258                                                           LLC(3) (May 2003 - Present).
Born: 1957                                                                          Formerly, Assistant Treasurer and
                                                                                    Director of Mutual Fund Compliance
                                                                                    and Operations, American Skandia, a
                                                                                    Prudential Financial Company
                                                                                    (October 1996 - May 2003).

Lauren D. Bensinger              Vice President           February 2003 -           Vice President and Chief
7337 E. Doubletree Ranch Rd.                              present                   Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                           Distributor, LLC(4) (July 1995 -
Born: 1954                                                                          Present); Vice President (February
                                                                                    1996 - Present) and Chief Compliance
                                                                                    Officer (October 2001 - Present),
                                                                                    ING Investments, LLC(2).

--------------------------------------------------------------------------------

                                                                                                     PRINCIPAL
                                                                  TERM OF OFFICE                   OCCUPATION(S)
       NAME, ADDRESS                    POSITION(S)                AND LENGTH OF                     DURING THE
          AND AGE                  HELD WITH THE TRUST             TIME SERVED(1)                  PAST FIVE YEARS
----------------------------       -------------------         ---------------------     -----------------------------------
Huey P. Falgout, Jr.               Secretary                   August 2003 - present     Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                             Services (September 2003 -
Scottsdale, Arizona 85258                                                                Present). Formerly, Counsel, ING
Born: 1963                                                                               U.S. Financial Services (November
                                                                                         2002 - September 2003); and
                                                                                         Associate General Counsel of AIG
                                                                                         American General (January 1999 -
                                                                                         November 2002).

Todd Modic                         Vice President              August 2003 - present     Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                             Reporting - Fund Accounting of
Scottsdale, Arizona 85258                                                                ING Fund Services, LLC(3)
Born: 1967                                                                               (September 2002 - Present).
                                                                                         Formerly, Director of Financial
                                                                                         Reporting, ING Investments, LLC(2)
                                                                                         (March 2001 - September 2002);
                                                                                         Director of Financial Reporting,
                                                                                         Axient Communications, Inc. (May
                                                                                         2000 - January 2001); and Director
                                                                                         of Finance, Rural/Metro Corporation
                                                                                         (March 1995 - May 2000).

Susan P. Kinens                    Assistant Vice              February 2003 -           Assistant Vice President and
7337 E. Doubletree Ranch Rd.       President and               present                   Assistant Secretary, ING Funds
Scottsdale, Arizona 85258          Assistant Secretary                                   Services, LLC (December 2002 -
Born: 1976                                                                               Present); and has held various
                                                                                         other positions with ING Funds
                                                                                         Services, LLC for more than the
                                                                                         last five years.

Maria M. Anderson                  Assistant Vice              August 2001 - present     Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.       President                                             Funds Services, LLC (since
Scottsdale, Arizona 85258                                                                October 2001). Formerly, Manager
Born: 1958                                                                               of Fund Accounting and Fund
                                                                                         Compliance, ING Investments, LLC
                                                                                         (September 1999 to November 2001);
                                                                                         and Section Manager of Fund
                                                                                         Accounting, Stein Roe Mutual Funds
                                                                                         (July 1998 - August 1999).

Theresa Kelety                     Assistant Secretary         August 2003 -             Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                   present                   (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Senior Associate with Shearman &
Born: 1963                                                                               Sterling (February 2000 - April
                                                                                         2003); and Associate with
                                                                                         Sutherland Asbill & Brennan (1996 -
                                                                                         February 2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to INGPilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
     ING Growth Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING Disciplined LargeCap Fund
     ING SmallCap Opportunities Fund
     ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING LargeCap Value Fund
     ING MagnaCap Fund
     ING MidCap Value Fund
     ING SmallCap Value Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
     ING Balanced Fund
     ING Convertible Fund
     ING Equity and Bond Fund
     ING Equity Income Fund
     ING Real Estate Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Lexington Money Market Fund*
     ING Intermediate Bond Fund
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund
     ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
     ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

FOR MORE COMPLETE INFORMATION ABOUT ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 992-0180 FOR A PROSPECTUS OR LOG ON TO www.ingfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF ANY FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER FUND SPECIFIC INFORMATION. THE FUND'S PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUND'S WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE www.sec.gov.


[ING FUNDS LOGO]                                  PRSAR-INTLIQ     (0404-062804)

ITEM 2. CODE OF ETHICS.

The information required by this Item is only required in an annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the period covered by the N-CSR filing. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). Currently, there is no written charter for the Nominating Committee and neither the Committee nor the Board has adopted a formal policy regarding the consideration of nominees recommended by shareholders. It is anticipated that these matters will be considered by the Committee and the Board during the upcoming year and that a formal charter containing policies with respect to the consideration of nominees recommended by shareholders will be approved by the Board.

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ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

   (3) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING MUTUAL FUNDS


By /s/James M. Hennessy
   --------------------
        James M. Hennessy
        President and Chief Executive Officer


Date: July 9, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/James M. Hennessy
   --------------------
        James M. Hennessy
        President and Chief Executive Officer

Date: July 9, 2004
      ------------


By /s/Michael J. Roland
   --------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date: July 9, 2004
      -------------